UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-08104

Touchstone Funds Group Trust

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

E. Blake Moore Jr.

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

September 30, 2021
Annual Report
Touchstone Funds Group Trust
Touchstone Active Bond Fund
Touchstone Anti-Benchmark® International Core Equity Fund
Touchstone Credit Opportunities Fund (formerly known as Touchstone Credit Opportunities II Fund)
Touchstone Dividend Equity Fund
Touchstone High Yield Fund
Touchstone Impact Bond Fund
Touchstone International ESG Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value Fund
Touchstone Sands Capital Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value Fund
Touchstone Ultra Short Duration Fixed Income Fund

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4-40
Tabular Presentation of Portfolios of Investments (Unaudited)	41-44
Portfolios of Investments:
Touchstone Active Bond Fund	45-50
Touchstone Anti-Benchmark® International Core Equity Fund	51-53
Touchstone Credit Opportunities Fund (formerly known as Touchstone Credit Opportunities II Fund)	54-62
Touchstone Dividend Equity Fund	63-64
Touchstone High Yield Fund	65-68
Touchstone Impact Bond Fund	69-73
Touchstone International ESG Equity Fund	74-75
Touchstone Mid Cap Fund	76
Touchstone Mid Cap Value Fund	77-78
Touchstone Sands Capital Select Growth Fund	79
Touchstone Small Cap Fund	80
Touchstone Small Cap Value Fund	81-82
Touchstone Ultra Short Duration Fixed Income Fund	83-89
Statements of Assets and Liabilities	90-93
Statements of Operations	94-95
Statements of Changes in Net Assets	96-99
Statements of Changes in Net Assets - Capital Stock Activity	100-106
Financial Highlights	107-137
Notes to Financial Statements	138-163
Report of Independent Registered Public Accounting Firm	164-166
Other Items (Unaudited)	167-174
Management of the Trust (Unaudited)	175-177
Privacy Protection Policy	179
This report identifies the Funds' investments on September 30, 2021. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President
Dear Shareholder:
We are pleased to provide you with the Touchstone Funds Group Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended September 30, 2021.
The economic backdrop has consisted of strong rebounds in activity after pandemic-related lockdown reopenings and vaccine program rollouts, interspersed with periodic spikes in COVID-19 case numbers and resumptions of cautionary measures. The reopening tailwind supported strong GDP numbers and strengthening employment, helping support price recovery in risk assets across much of the globe. The flood of liquidity used to backstop markets in early 2020 combined with supply chain disruptions, labor shortages and sudden demand shocks to drive inflation numbers above expectations. Just how transitory this inflation trend might be has been much debated among central bank leaders and prominent economists. Toward the end of the period, the reduction of asset purchases by central banks (i.e., “tapering”) emerged as a concern along with the aforementioned inflation issue. Outside the U.S., economies differed in their rebounds based largely on the success of their handling of the virus. China, the world’s second largest economy, experienced a tumultuous 2021 with widespread regulatory reforms aimed at scaling back technology platforms, imposing restrictive regulations on both the for-profit education companies and Information Technology-platform giants. Further, during the latter part of the period, the Chinese real estate market became the focal point of contagion fears after a large property developer publicly announced liquidity issues and solvency concerns. This disruption, along with the inflation fears and a potential end to stimulus measures, contributed to an uncertain ending to an otherwise strong 12-month recovery.
U.S. equity markets generated strong positive returns during the period. The S&P 500® Index was up 30.0%. From a market capitalization perspective, small capitalization stocks, which tend to be more tied to the U.S. economy, outperformed mid cap stocks while mid-caps outperformed large-caps. Value equities outperformed growth equities across the capitalization spectrum as cyclicals benefitted from a rebound in economic activity. A brief style rotation occurred in the fourth quarter of 2020 and early in the first quarter of 2021 as value equities outperformed growth for two consecutive quarters for the first time since 2016; this resumed in the month of September to help secure the 12-month outperformance by value. Outside the U.S., emerging markets lagged the U.S. large cap market (S&P 500®) and non-U.S. developed equity markets over the past 12 months due primarily to the disruption in China over the summer. Emerging market equities were led by Taiwan, South Korea and India. Non-U.S. developed market equities were led by Japan, France and the U.K.
As for fixed income, the U.S. Federal Reserve Board continued near-zero overnight rates and direct purchases of various fixed income securities as a means of providing stimulus to the economy though it also routinely debated tapering these purchases. Investors sold U.S. Treasuries and bought investment grade and high yield corporates. The Bloomberg U.S. Aggregate Bond Index posted a slightly negative return for the period. However, credit spreads narrowed back to historically tight ranges in concert with the previously mentioned equity market rebound, providing a performance tailwind for below investment grade bonds and bank loans.
We are reminded, especially in periods like these, of the importance of the steady guidance of financial professionals, trust in your investment strategy and understanding the risks of trying to time the market. Furthermore, we believe that environments that are more volatile or uncertain create opportunities for active managers to add value, especially those that are Distinctively Active with high Active Share. We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.
Sincerely,
E. Blake Moore Jr.
President
Touchstone Funds Group Trust

Management's Discussion of Fund Performance (Unaudited)
Touchstone Active Bond Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Active Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.
Fund Performance
The Touchstone Active Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12-month period ending September 30, 2021. The Fund’s total return was 1.10 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was -0.90 percent.
Market Environment
The recovery continued into the fourth quarter of 2020 and into 2021 following the unprecedented sell-off that took place in March of 2020. The swing back to risk assets was just as swift as the correction and kept pace throughout the 12-month period, fueled by the resiliency of the recovery in economic fundamentals, the approval and widespread distribution of the COVID-19 vaccines, the outcome of the November U.S. election, and then ultimately the reopening of economies coming out of the winter months in 2021. Through the first half of 2021, risk assets continued to climb higher as equities reached all-time highs and credit spreads reached their tightest levels in five years. However, the rapid, record-breaking economic recovery following the devastating COVID-19 pandemic finally showed signs of slowing in the third quarter of 2021.
At the end of the 12-month period, risks to the economic recovery began to emerge, shaking investor confidence and suggesting the recovery might have tougher roads ahead. First, a resurgence in COVID-19 cases linked to the Delta variant highlighted the lingering effects from the catalyst of the pandemic as cases spiked and hospitals experienced an increase in admitted patients. The increase in cases also heightened supply chain woes caused by the initial shut down and quarantine efforts put in place in March and April of 2020 in order to contain the spread of COVID-19. Second, as growth in labor markets cooled due to the resurgence, the U.S. Federal Reserve Board (Fed) signaled that tapering its bond-purchasing program “could soon be warranted,” recognizing overall improvements in the labor market while noting that recent inflation has been persistently higher than anticipated. Third, China’s largest real estate developer dominated headlines as it struggled managing debt levels it had accumulated while undertaking development projects at an unsustainable pace throughout China. The clampdown on the real estate market comes off the heels of China’s effort to reign in technology giants and their influence on not only the economy, but also the broader population. Finally, the contentious political environment in the U.S. has made it difficult for congress to pass the Biden administration’s infrastructure bill, which already passed the Senate. The Progressive Caucus within the Democratic Party has tied the passage of the infrastructure bill to the approval of a much larger reconciliation package totaling $3.5 trillion, essentially holding a vote on the infrastructure bill hostage. These squabbles have become commonplace in Washington DC, which demonstrates more political theater than real risks to markets.
Over the 12-month period, performance for fixed income was generally positive, with only U.S. Treasuries posting negative returns. Fixed income markets continued to benefit from solid fundamentals, accommodative policy and financial conditions and credit spreads tightened to their tightest levels in the last five years. High Yield saw the largest gains, followed by Emerging Markets Debt. Investment Grade Credit posted modest gains due to interest rate volatility experienced throughout the period as interest rates moved materially higher.
Portfolio Review
The Fund’s overweight position to spread risk versus the benchmark was the largest contributor to returns, specifically due to the Fund’s overweight position to High Yield and Emerging Markets.
Strong selection from Investment Grade Credit and Securitized Assets contributed to returns for the period. Within Investment Grade Credit, the Fund was positioned with overweight positions to non-defensive sectors, which contributed to performance. Within Securitized Assets, outperformance was largely driven by spread effects due to the retracement in out of index sectors including Commercial Mortgage-Backed Securities, Agency Mortgage-Backed Securities and Collateralized Loan Obligations.
Lastly, interest rate management, as well as the Fund's duration as compared to that of the benchmark, slightly detracted from performance.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Outlook
The Fund is positioned to be short duration relative to benchmark over the near term with a bias toward higher rates over the remainder of the calendar year. There are risks to lower interest rates from increased concerns over the global impact of COVID-19 and worse than expected economic data. Risks to higher interest rates include higher than expected inflation, a shift in Fed policy, and expansionary fiscal policy. Fund positioning in securitized products reflects concerns about elevated rate volatility, but a favorable view on consumer credit and real estate fundamentals. To take advantage of this we continue to add non-index exposure in assets that are near the top of the capital structure, but in high quality off-the-run names where we believe there is a yield advantage. Within Investment Grade Credit, the Fund is positioned for the potential of excess carry and downside avoidance. We are generally favoring credit for non-cyclical sectors such as utilities, telecomm, and high quality banks while avoiding tight trading industrial sectors with mergers and acquisition risk such as technology and pharmaceuticals. The Fund continues to have a modest allocation to U.S. dollar denominated Emerging Markets Debt and will look to increase exposure to certain countries that were caught in the systemic sell-off in September. We remain constructive in our outlook for Emerging Markets Debt and High Yield Emerging Markets Debt specifically on valuation grounds. Current valuations reflect near term risks associated with concerns surrounding a potential slowdown in global growth and the Fed, however, we think the longer-term global growth outlook remains favorable.
The pace of economic growth is somewhat slower than expected in the second half of 2021. Supply constraints continue to negatively impact growth and put upward pressure on inflation. Monetary policy support will continue to be significant even as the Fed moves to taper asset purchases. Valuations reflect a positive long-term outlook and risk assets appear full valued. We are comfortable with current risk levels as the foundation of long-term economic recovery remains strong, supported by accommodative financial conditions and strong consumer and business demand.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Active Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Active Bond Fund	1 Year	5 Years	10 Years
Class A	-2.21%	2.52%	3.05%
Class C	-0.60%	2.75%	2.92%
Class Y*	1.35%	3.76%	3.80%
Institutional Class*	1.43%	3.87%	3.88%
Bloomberg U.S. Aggregate Bond Index	-0.90%	2.94%	3.01%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class Y shares and Institutional Class shares was April 12, 2012. Class Y shares’ and Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to April 12, 2012. The returns have been restated for sales loads and fees applicable to Class Y and Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Anti-Benchmark® International Core Equity Fund
Sub-Advised by TOBAM S.A.S.
Investment Philosophy
The Touchstone Anti-Benchmark® International Core Equity Fund seeks capital appreciation. TOBAM’s methodology seeks to enhance the diversification of portfolio holdings to reduce market bias and potentially improve risk-adjusted returns. TOBAM’s process selects individual stocks and their weights in an effort to reduce the correlations between individual holdings. This enables the creation of portfolios that seek to mitigate the inherent concentration risks associated with capitalization-weighted benchmarks. The lower correlations have the potential to provide a differentiated source of value than other methods of diversification. This quantitative approach creates fully invested, long-only portfolios that do not use leverage, and are designed to help guard against structural biases.
Fund Performance
The Touchstone Anti-Benchmark® International Core Equity Fund (Class Y Shares) underperformed its benchmark, the MSCI EAFE Index, over the 12-month period ending September 30, 2021. The Fund’s return was 10.32 percent compared to the 25.73 percent return of the MSCI EAFE Index.
Market Environment
During the fourth quarter of 2020, the better-than-expected economic data and “whatever it takes” central bank and fiscal policies, saw the sectors that had been overly sold earlier in 2020, specifically Financials and Energy rebound very strongly.
The reflation/recovery trade that investors flocked into in the first quarter of 2021 was most prominent in Developed Markets lifting Energy and Financials the most. In the second quarter, investors were more moderate in their reflation fears but they reinforced the recovery trade and rotated mainly into a few larger stocks especially in Financials and Energy. Towards the end of the third quarter of 2021, the Energy sector took off again but this time due to concerns about supply side constraints rather than strong additional recovery hopes. As a consequence, investors’ concerns about future inflation have started to turn sour.
Portfolio Review
The Fund’s underperformance primarily occurred during the aforementioned reflation/recovery trade. As such, a well-diversified portfolio such as the Anti-Benchmark® International strategy naturally participates less in the momentum caused by such movements.
Further, the previously-described outperformance of Energy and Financials stocks within the Fund’s benchmark and the significant increase in weight of a limited number of stocks, represented two significant performance headwinds. This resulted in a significant increase in market concentration during Q1 and also in the very last days of Q3 2021, which was adverse to the performance of the diversified Fund portfolio.
Outlook and Conclusion
TOBAM’s Anti-Benchmark strategy does not forecast but simply seeks to maximize diversification. Thus, it does not include fundamental analysis of individual stocks, countries, sectors, economic environments or factors. No discretionary tactical or strategic asset allocation decisions are made with respect to specific regions, sectors or industries. TOBAM’s investment process consists of seeking to maximize diversification from a bottom-up perspective. Securities are bought or sold solely in relation to their potential relative diversification benefits within the portfolio. A security will be completely sold when it no longer provides the most marginal diversification among all available stocks in the universe, and others purchased when they begin to provide more marginal diversification. TOBAM’s patented Anti-Benchmark approach is designed to avoid explicit and implicit biases in terms of sector, style, market cap and other statistical measures. For this reason, we apply as few constraints as possible and do not rely on any given view or forecast, in order to avoid unwanted systematic exposures. The Fund’s portfolio reflects even risk contributions from all independent effective risk factors in the investment universe, which may include sector and country factors.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Anti-Benchmark® International Core Equity Fund - Class Y* and the MSCI EAFE Index
Average Annual Total Returns
Touchstone Anti-Benchmark® International Core Equity Fund	1 Year	Since Inception*
Class Y	10.32%	7.34%
Institutional Class	10.43%	7.48%
MSCI EAFE Index	25.73%	11.16%
*	The chart above represents performance of Class Y shares only, which will vary from the performance of Institutional Class shares based on the difference in fees paid by the shareholders in the different classes. The inception date of the Fund was November 19, 2018. The returns of the index listed above are based on the inception date of the Fund.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Credit Opportunities Fund
Sub-Advised by Ares Capital Management II LLC
Investment Philosophy
The Touchstone Credit Opportunities Fund seeks absolute total return, primarily from income and capital appreciation. The Fund employs a flexible investment approach by allocating assets among core investments and opportunistic investments as market conditions change. It invests in several broad investment categories, including high yield bonds, bank loans, special situations, structured credit and hedges.
Fund Performance
The Touchstone Credit Opportunities Fund (Class A Shares) outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 16.67 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 0.07 percent.
Market Environment
Capital markets rallied over the last twelve months as the global economy emerged from the COVID-19 shutdown. Investor sentiment has been generally positive due to accommodative monetary and fiscal policy, vaccine development and rollout and a rebound in corporate fundamentals. Valuations across equity and debt markets exceeded pre-COVID-19 levels during this period, though pockets of volatility have occurred as investors react to elevated inflation and other macroeconomic data points such as unemployment and consumer sentiment. These bouts of volatility have been short however, and overall risk assets have benefited from the supportive macroeconomic and corporate fundamental environment. Equities reached multiple all-time highs during this period. Shifting to credit markets, the tone has been decidedly “risk-on” as accommodative monetary policy actions over the last twelve months have only exacerbated the “hunt for yield” that has unfolded in recent years. High yield bonds and syndicated loans outperformed traditional fixed income. Within sub-investment grade credit, lower credit quality, and reopening sectors, such as Energy have outperformed.
Portfolio Review
Performance was consistent throughout the period. The Fund received contributions from high yield bonds, syndicated loans, structured products and special situations, underscoring our ability to identify attractive opportunities across multiple asset classes. The Fund maintained an overweight position to high yield bonds throughout the period based on relative value. With valuations across credit markets reaching all time highs in early 2021, the Fund’s allocation to equities was increased as we moved the portfolio lower in the capital structure of issuers of which we previously held the bonds and loans. By industry, the Fund rotated toward sectors that benefited from the reopening such as Chemicals, Building Products and Energy Exploration and Production.
Outlook
Markets enter the final quarter of 2021 with rates and corporate earnings in focus. Regarding interest rates, the 10-year U.S. Treasury yield recently hit a four-month high amid progress on debt ceiling talks though the prospect for rate volatility remains elevated given political and central bank driven uncertainty. While corporate earnings have been resilient following the COVID-19 shutdown, rising input costs and supply shortages could be potential headwinds this earnings season. As we look ahead, we are closely monitoring the U.S. Federal Reserve Board as it seeks to taper asset purchases and potentially implement a rate hike before year-end while seeking to get ahead of potential earnings misses. Conversely, we believe these factors can lead to bouts of short-term volatility which we’ll seek to exploit by acquiring discounted assets. We believe our broad platform, tenured experience and tested investment process will allow us to successfully navigate these changing market environments.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Credit Opportunities Fund - Class A* and the ICE BofA 3-Month U.S. Treasury Bill Index
Average Annual Total Returns**
Touchstone Credit Opportunities Fund	1 Year	5 Years	Since Inception*
Class A	12.85%	5.22%	5.42%
Class C	14.79%	5.72%	5.73%
Class Y	16.98%	6.75%	6.71%
Institutional Class	17.07%	6.84%	6.81%
ICE BofA 3-Month U.S. Treasury Bill Index	0.07%	1.16%	1.00%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of the Fund was August 31, 2015. The returns of the index listed above are based on the inception date of the Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Dividend Equity Fund
Sub-Advised by Fort Washington Investment Advisors, Inc. ("Fort Washington")
Investment Philosophy
The Touchstone Dividend Equity Fund seeks current income and capital appreciation by investing primarily in a portfolio of dividend-paying large-capitalization equities.
Fund Performance
Effective July 17, 2021 the AIG Focused Dividend Strategy Fund and the AIG Select Dividend Growth Fund merged into the newly created Touchstone Dividend Equity Fund. The Touchstone Dividend Equity Fund adopted the performance and accounting history of the AIG Focused Dividend Strategy Fund (the Predecessor Fund); however, the Touchstone Dividend Equity Fund has a new, separate and distinct investment strategy and sub-advisor, as well as fiscal year end, the Predecessor Fund's fiscal year end had been October 31st. Prior to July 17, 2021 the Fund’s performance history is that of the AIG Focused Dividend Strategy Fund. The Touchstone Dividend Equity Fund (Class A Shares) underperformed its benchmark, the Russell 1000® Value Index, for the 11-month period ended September 30, 2021. The Fund’s total return was 22.13 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 36.81 percent.
Market Environment
The recovery continued into the fourth quarter of 2020 and into 2021 following the unprecedented sell-off that took place in March of 2020. The swing back to risk assets was just as swift as the correction and kept pace throughout the 12-month period, fueled by the resiliency of the recovery in economic fundamentals, the approval and widespread distribution of the COVID-19 vaccines, the outcome of the November U.S. election, and then ultimately the reopening of economies coming out of the winter months in 2021. Through the first half of 2021, risk assets continued to climb higher as equities reached all-time highs and credit spreads reached their tightest levels in five years. However, the rapid, record-breaking economic recovery following the devastating COVID-19 pandemic finally showed signs of slowing in the third quarter of 2021.
At the end of the 12- month period, risks to the economic recovery began to emerge, shaking investor confidence and suggesting the recovery might have tougher roads ahead. First, a resurgence in COVID-19 cases linked to the Delta variant highlighted the lingering effects from the catalyst of the pandemic as cases spiked and hospitals experienced an increase in admitted patients. The increase in cases also heightened supply chain woes caused by the initial shut down and quarantine efforts put in place in March and April of 2020 in order to contain the spread of COVID-19. Second, as growth in labor markets cooled due to the resurgence, the U.S. Federal Reserve Board signaled that tapering its bond-purchasing program “could soon be warranted”, recognizing overall improvements in the labor market while noting that recent inflation had been stickier than anticipated. Third, China’s largest real estate developer, dominated headlines as the firm struggled managing debt levels it had accumulated while undertaking development projects at an unsustainable pace throughout China. The clampdown on the real estate market comes off the heels of China’s effort to reign in technology giants and their influence on not only the economy, but also the broader population. Finally, the contentious political environment in the U.S. has made it difficult for congress to pass the Biden administration’s Infrastructure bill, which already passed the Senate. The Progressive caucus within the Democratic Party has tied the passage of the Infrastructure bill to the approval of a much larger Reconciliation package totaling $3.5 trillion, essentially holding a vote on the Infrastructure bill hostage. These squabbles have become commonplace in Washington, which demonstrates more political theater than real risks to markets.
All sectors within the benchmark produced positive, double-digit returns during the period. The Energy, Financials, and Real Estate sectors were the only sectors that outperformed the broader benchmark while Utilities, Consumer Staples and Health Care were the laggards.
Portfolio Review
Overall, sector allocation generated negative returns for the 11-month period. A significant overweight position to Consumer Staples and underweight position to Financials accounted for most of the allocation headwind. An underweight position to the worst performing sector, Utilities, partially offset this.
Security selection was also negative for the 11-month period. Positioning within Information Technology and Materials were the only sources of positive security selection. The Fund’s selections within Consumer Staples, Health Care, and Consumer Discretionary were the biggest detractors. The three largest individual contributors to relative return were NetApp Inc. (Information Technology sector), Omnicom Group Inc., and AT&T Inc. (both Communication Services sector). The three largest detractors were Verizon Communications Inc. (Communication Services sector), Best Buy Co Inc. (Consumer Discretionary

Management's Discussion of Fund Performance (Unaudited) (Continued)
sector), and Chevron Corp (Energy sector). NetApp and Best Buy were sold and the Fund’s position in Verizon was reduced during the period as part of the Fund’s transition to its new investment strategy and sub-advisor, Fort Washington.
As part of the transition, the Fund’s holdings changed significantly in both number of holdings and sector exposures since the prior period. The Fund initiated a new position in Dollar General which is with historically mid-teens returns on capital and low teens dividend growth. Dollar General’s stores are low cost with short payback periods and have broad reach, with 75% of Americans living within five miles of a store, supporting potentially attractive returns on capital and strong dividend growth. The Fund reduced its exposure in Home Depot to fund the Dollar General purchase. Home Depot benefited from the global pandemic, as home improvement demand spiked as consumers stayed home and shifted its spending throughout the pandemic. Home Depot’s outperformance led it to become one of the Fund’s largest positions prior to this reduction.
A position in DTE Energy was sold following its spin-off of their midstream business and the business was not as attractive being a pure-play utility. Disney was also sold during the period. Disney suspended its dividend during the second quarter of 2020, initially setting expectations for reinstatement following the pandemic recovery. Following management comments, Fort Washington had less conviction in the dividend being reinstated and sold the position as it had reached full value. Fort Washington also increased the Fund’s Energy exposure modestly during the quarter and believes higher oil prices should benefit valuations and earnings in the Energy sector while the sector also generates above average yields.
Outlook and Conclusion
U.S. equity markets have seen a remarkably smooth bull market since the COVID-19 downturn in early 2020 as investors have responded favorably to accommodative financial conditions, vaccine deployment, and ensuing economic growth. Late in the period, this theme was challenged as volatility increased and markets pulled back. Heading into the last quarter of the year, investors are debating the trajectory of many risks that have challenged economic growth in the near term. The risks that we are monitoring most closely at this point include emerging virus variants, wage inflation, and Chinese public policy. From a valuation standpoint, U.S. equities in aggregate are priced around fair value in our view. Strong consumer demand, continued job growth, and accommodative financial conditions continue to suggest reasonable returns going forward. However, we view elevated risks in the global economy and weakening market breadth as indications that volatility is likely to continue.
Based on the view of continued volatility and economic uncertainty, the team has focused on reducing outsized risks within the portfolio, while also favoring sectors where tailwinds are present. The team has reduced several large outperforming names that we believe are fully valued at this stage of the recovery. Based on higher rates and oil prices, the Fund has favored Financials and Energy over Technology, which tends to be more sensitive to higher rates due to the longer duration, growth orientation of the sector.
Although risks have risen, we believe the long-term economic outlook is still promising. As such, we remain constructive on U.S. equities and believe positive earnings growth should support higher prices. As investors seek to avoid the risks of inflation and interest rates moving higher within the fixed income market, we expect dividend strategies to provide a compelling alternative. Dividend strategies can provide both capital appreciation and a growing stream of income, offering protection against inflation.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dividend Equity Fund - Class A*, the Russell 1000® Value Index and S&P 500® Index
Average Annual Total Returns**
Touchstone Dividend Equity Fund*	11 months***	1 Year	5 Years	10 Years	Since Inception
Class A	15.12%	12.27%	4.82%	10.59%	6.73%
Class C	20.38%	17.33%	5.39%	10.53%	6.30%
Class Y*	22.33%	19.28%	6.29%	—	8.07%
Institutional Class*	—	—	—	—	-0.61%
Class R6*	—	—	—	—	-2.44%
Russell 1000® Value Index	36.81%	35.01%	10.94%	13.51%	7.26%
S&P 500® Index	33.56%	30.00%	16.90%	16.63%	7.98%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class R6 shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class R6 and Institutional Class shares was August 2, 2021 and July 19, 2021, respectively. The returns of Institutional Class shares and Class R6 shares are not annualized. The returns of the Index are based on the inception date of the Predecessor Fund.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
***	Not annualized.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Value Index measure those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone High Yield Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone High Yield Fund seeks a high level of income as its main goal. Capital appreciation is a secondary consideration. The Fund primarily invests in non-investment-grade debt securities.
Fund Performance
The Touchstone High Yield Fund (Class A Shares) underperformed its benchmark, ICE BofA High Yield Cash Pay Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 10.84 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 11.30 percent.
Market Environment
The 12-month period was marked by a consistent rally in risk assets and commodities. The recovery from the initial shocks of COVID-19 took hold on the back of unprecedented monetary and fiscal policies as well as the approval and distribution of vaccines. High Yield spreads at the end of the period started lower than they began. All ratings categories tightened as the economy recovered from the 2020 COVID-19 lockdowns.
Sector returns were all positive, with Energy and COVID-19-related sectors leading the way. Oil Field Services and Independent Energy led the way, while retail real estate investment trusts and Airlines also rallied on the reopening of the economy and individuals and consumers resuming activity and spending. Sectors such as Health Care, Health Insurance and Cable/Satellite lagged as they outperformed in the initial sell off in early 2020.
Monetary and fiscal stimulus packages laid the groundwork for the rally in risk assets. A nearly $1 trillion stimulus package (Phase 4) was passed toward the end of 2020 and another package worth $1.9 trillion was passed in 2021 (Phase 5). Most recently, the multi-trillion dollar infrastructure package proposed by the Biden administration has not gained broad based acceptance in Congress. The U.S Federal Reserve Board (Fed) has maintained its dovish stance over the previous year; however, it has recently turned its tone more hawkish as it begins to walk toward tapering asset purchases and eventually raising rates. As of September 2021, the Fed is expected to begin its tapering in late 2021 and potentially conclude by mid-2022. We would expect the Fed to be very cognizant of market conditions and reactions so as to not create a repeat of late 2018 when the markets drastically sold off. Estimates for the first rate hike have moved forward from mid-2023 to late-2022. Once again, we would anticipate the Fed to be very cognizant of market conditions and to be transparent so as to not surprise the market. Long term inflation expectations remain entrenched around 2.4% despite current Consumer Price Index ex-Food and Energy running at over 4%.
Fundamentals within High Yield remained strong as broad based economic growth, low interest rates, and significant liquidity have allowed issuers to repair their balance sheets following early 2020. Calendar year 2020 issuance was a record $418 billion and year-to-date 2021 is on track to easily exceed last year, as through September the market has priced $397 billion.
Portfolio Review
Underweight positioning in Health Insurance and Wireless were the two largest contributors as these two high quality sectors underperformed in the 12-month period. Overweight positioning within Independent Energy and Midstream were positive as both of these sectors were outperformers in the risk rally and with the substantial recovery in West Texas Intermediate (WTI) crude oil pricing. Overweight positioning in Financials was a headwind as this sector underperformed in aggregate due to idiosyncratic reasons; credit selection within the sector offset some of this allocation decision.
The main theme dominating security selection over the period was the ‘risk on’ environment which primarily showed up in returns of CCC-rated securities and Energy-related sectors. Energy returns dominated the top portions of individual attribution with seven names. Overweight positions in Unit Corp., Ascent Resources PLC, Precision Drilling Corp., NGL Energy Partners LP, Blue Racer Midstream LLC, Genesis Energy LP and Occidental Petroleum Corp. were additive as WTI ended the period at $75 versus at the beginning of the period at $40. Negative attribution was more idiosyncratic as it was a mixture of overweight and underweight positions. A large overweight position to Altice USA, a cable operator, was a detractor as the cable company has stumbled in its execution of adding subscribers and increasing competition in its markets. Altice is primarily exposed to the NYC metropolitan area which has and continues to experience significant pressure from COVID-19 in relation to return to office, work from home, and other factors. Underweight positioning in several large CCC-rated names was a headwind (Transocean Ltd., Community Health Systems Inc. and Bombardier Inc.) as they were all large constituents and had varying returns over the period.

Management's Discussion of Fund Performance (Unaudited) (Continued)
There were not any large or notable changes in Fund positioning over the previous twelve months; most changes were credit or idiosyncratic driven. One year ago we recognized that the economic recovery was on sound footing and that the rally in spreads and Energy was likely to continue. As such we positioned the Fund’s portfolio by increasing its Energy exposure (Independent and Midstream primarily) as well as increasing its B-rated exposure. Credit selection within BB- and B-rated names was materially positive over the period with some of this being offset by an under-allocation to CCC-rated securities. As of period end, BB-rated exposure has recently increased, though still underweight, as spreads are now near their tightest decile and incremental credit risk between ratings categories has significantly narrowed.
Outlook
The pace of the economic recovery over the past several quarters has been torrid. We saw spreads hit their widest deciles at the onset of the COVID-19 pandemic, but now they are near their tightest decile – a move that normally takes several years to accomplish. We believe that financial conditions will remain accommodative as the remaining portions of the economy continue to improve and repair, especially in jobs, small-to-medium sized businesses, leisure, entertainment and travel. The Fund will remain slightly long spread risk. However, we believe that credit selection will become more important going forward as spreads have already retraced their widening and most sectors have compressed toward each other. Many cyclical sectors are trading tight to the overall market. Sectors that remain wide to the market are primarily in the Energy space, although the degree of difference versus the market is not nearly as large as in past quarters. We remain positive on Energy as it experienced the brunt of the default cycle, WTI has recovered to a price that is profitable for many issuers ($75 at 09/30/21), and the magnitude of Fallen Angels has materially changed the credit worthiness of the space.
Going forward, the greatest concern for the Fund would be the persistent outperformance of CCC-rated securities in this ‘carry’ environment. While the CCC category is the tightest ratings category relative to its history; it still outspreads B-rated securities. Also, the Fund’s current overweight positioning to Energy has a potential to be a concern; however, while its nominal exposure is overweight, its risk exposure is in-line with our thinking and it is underweight CCC-rated Energy names.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone High Yield Fund - Class A* and the ICE BofA High Yield Cash Pay Index
Average Annual Total Returns**
Touchstone High Yield Fund	1 Year	5 Years	10 Years
Class A	7.30%	4.19%	5.20%
Class C	9.07%	4.45%	5.09%
Class Y	11.18%	5.49%	6.00%
Institutional Class*	11.27%	5.57%	6.09%
ICE BofA High Yield Cash Pay Index	11.30%	6.33%	7.26%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was January 27, 2012. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to January 27, 2012. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
ICE BofA High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Impact Bond Fund
Sub-Advised by EARNEST Partners LLC
Investment Philosophy
The Touchstone Impact Bond Fund seeks current income. Capital appreciation is a secondary goal. The Fund invests primarily in fixed income securities or sectors that are considered undervalued for their risk characteristics.
Fund Performance
The Touchstone Impact Bond Fund (Class A Shares) outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index for the 12-month period ending September 30, 2021. The Fund’s total return was -0.57 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was -0.90 percent.
Market Environment
Macroeconomic highlights from the last twelve months have centered on the re-opening of the economy, inflation, actions of the U.S. Federal Reserve Board (Fed) and the excess liquidity existing within the financial system. New COVID-19 cases peaked in January 2021. The adoption of the vaccine helped quickly lower transmissions, prompting the narrative of the great re-opening of the economy. Supply chain disruptions, high home and rent prices, and an undersupplied workforce quickly underscored an increase in inflation. Core personal consumption expenditures began the period at 1.57% and ended at 3.62%. Other measures of inflation such as the Consumer Price Index and the Producer Price Index finished the fiscal year at 5.3% and 10.5% respectively. The combination of economic rejuvenation and inflation propelled interest rates higher. The yield on the 10-year U.S. Treasury started the fiscal-year at 0.68%, and by the end of March reached a fiscal-year high point of 1.74%. As of September 30, 2021 it stood at 1.49%.
With the economy on the mend and inflation being front of mind for investors and consumers alike, the Fed remained under the magnifying glass. The majority of Fed Governors believe the inflationary forces are transitory, and as such have been slow to change monetary policy. As of the end of August, the U.S. M2 money supply has increased 36% since the end of December 2019. Much of this increase was provided via stimulus in response to the pandemic. The spending of this money, as measured by velocity of money, has been low. Most of this money has instead made its way into investment accounts. This has helped create a tremendous amount of demand for financial assets, including fixed income.
By sector there were clear winners and losers during the last fiscal year. U.S. Treasuries did not perform well over the last twelve months due to the increase in yields. Agency Single-Family Mortgage-Backed Securities (MBS) also did not perform well for a variety of reasons. The primary reason the Agency Single-Family MBS sector underperformed was due to the high levels of prepayment activity which took place. This was aided by both the low-rate environment and tremendous home price appreciation.
However, nearly all other spread sectors provided positive excess returns during the period. With the promise of the vaccine and the re-opening theme in play, spreads moved tighter for most of the fiscal year. Bonds with more risk along the lines of quality, volatility or duration performed the best. This means credit, and in particular lower quality and longer duration credit, was the strongest performing sector within the U.S. investment-grade market. Other credit sensitive bonds, such as Asset-Backed Securities and taxable municipals also performed well.
In contrast to its Single-Family cousin, Agency Multi-Family MBS performed well during the period due to the financial strength of these properties and the investors who own them. While there was much commentary about missed rents and the upstream effects of it, the signs of wear and tear on the Multi-Family MBS market were nearly non-existent. Possibly nothing better demonstrates this than the lack of outcry from these owners on the $44 billion in rental assistance created by Congress. Most of this was tied up and has gone undistributed. It appears these owners are rather financially indifferent to receiving this money owed, or are simply allowing their tenants to slip and re-lease the units at higher rates. Similarly, Commercial Mortgage-Backed Securities (CMBS) held in well during the period, aided by overall property values and the re-opening theme. This theme is supportive for retail locations, hotels, apartments and offices which back CMBS.
Portfolio Review
Due to the Fund’s overweight position to spread products, any macro-economic events that shift the demand profile for these products will likely affect the Fund’s relative returns. With risk sentiment rising during the last 12-months, this created a tailwind.
The performance of individual sectors and the Fund’s allocations to them also benefited the performance during the period. Though Single-Family MBS underperformed, Multi-Family MBS and CMBS performed well. U.S. Agencies also outperformed their matched duration counterpart. Within corporate debt, the Fund’s allocations created minor headwinds. Industrials delivered

Management's Discussion of Fund Performance (Unaudited) (Continued)
the strongest excess returns, while Utilities and Financials also outperformed. However, the Fund had slightly underweight positions in Industrials and Financials, while it had an overweight position in Utilities.
Security selection within U.S. Agencies benefited the Fund. This is largely because the U.S. Agency debt we target offers more spread than what is in the benchmark. As spreads collapsed, these bonds had more room for spreads to tighten. The Fund’s U.S. Small Business Administration (SBA) debt is an example of this, but this was experienced in U.S. Agency debt away from the SBA as well.
The Fund’s security selection within Single-Family MBS was a positive, while Multi-Family MBS holdings were about neutral. The Fund’s holdings within Multi-Family MBS have experienced de minimis levels of defaults, and we have sought after bonds which provide the portfolio a performance kicker via a prepayment penalty should borrowers choose to refinance their loans early. Within Single-Family MBS, we have worked diligently to exchange fast prepaying bonds for slower prepaying bonds, at essentially identical prices and coupons. Within CMBS the new issues in which the Fund participated quickly tightened benefiting the performance.
Individual issues within credit provided mixed results. All Fund credits remain in good standing, both financially and with respect to our investment thesis. The riskiest most volatile sectors, such as basic materials, chemicals, and energy provided the best excess returns across the market during the period. The Fund is void these names as they do not meet our impact or investment criteria. Our decision to stick with secured airline debt through a tumultuous period was beneficial later in the fiscal year. The strength of this debt over approximately the last six months of the period has put it toward the top of the pack for excess returns during the twelve-month period.
The Fund does not make any active interest rate bets and, accordingly, its effective duration was approximately matched to that of the benchmark at the end of the period. By approximately matching the benchmark’s duration, the Fund’s interest rate risk is effectively equal to that of the benchmark over time. Furthermore, while changes in the yield curve can impact total returns, the Fund attempts to remain approximately curve neutral. Changes in interest rates had little impact on relative performance during the period.
Outlook
For a portfolio which is overweight spread products, both the macroeconomic environment and fundamental backdrop are flashing in the right direction. A strengthening economy bodes well for corporations, small businesses, rental properties, households and consumers alike. Trends in defaults, prepayments, foreclosures, missed rents, and downgrades are all also pointing in a positive direction. In addition to the positive macroeconomic and fundamental backdrop, the surplus of cash created by the government looking for a home, along with corporate pension plans in aggregate reaching fully funded status levels, are also supportive of fixed income and spread products in particular.
The recent widening in high quality spread products, such as U.S. Agencies and Agency Multi-Family MBS, are demonstrating some of the better value opportunities to be had. This is further complemented by the relative increase of the swap curve versus the U.S. Treasury curve.
The largest challenges within the bond market relate to the persistent demand for anything with yield. The excess liquidity existing within the financial system has created a relentless demand for bonds. This has kept spreads low for re-investment opportunities. While this does make re-investing opportunities more challenging, overall, this is a high quality problem to have for a portfolio overweight spread products.
Much of investment grade credit has reached levels that can be described as “priced for perfection”. We have avoided reaching or overextending here, and should these levels eventually give way the portfolio will benefit. Similarly, Agency Single-Family MBS are also “priced for perfection”. In many cases these securities offer an option-adjusted spread of zero. The Fund’s underweight position to the Agency Single-Family MBS sector is one of its largest active positions and helps create a structural convexity advantage.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Impact Bond Fund - Class A* and the Bloomberg U.S. Aggregate Bond Index
Average Annual Total Returns**
Touchstone Impact Bond Fund	1 Year	5 Years	10 Years
Class A	-3.78%	1.63%	2.42%
Class C	-2.30%	1.88%	2.31%
Class Y	-0.32%	2.90%	3.19%
Institutional Class	-0.22%	3.00%	3.31%
Bloomberg U.S. Aggregate Bond Index	-0.90%	2.94%	3.01%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Note to Chart
Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

Management's Discussion of Fund Performance (Unaudited)
Touchstone International ESG Equity Fund
Sub-Advised by Rockefeller & Co. LLC
Investment Philosophy
The Touchstone International ESG Equity Fund seeks long-term growth of capital. The Fund primarily invests in equity securities of non-U.S. companies and generally focuses on larger, more established companies. The Fund selects investments based on an evaluation of a company’s sustainability and impact practices which considers environmental, social and governance (ESG) impacts and risks of a company, how well the company manages these impacts and risks and ascertains the company’s willingness and ability to take a leadership position in implementing best practices.
Fund Performance
The Touchstone International ESG Equity Fund (Class A Shares) underperformed its benchmark, the MSCI All Country World ex-USA Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 22.73 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 23.92 percent.
Market Environment
Despite a resurgence in COVID-19 cases due to highly infectious variants sweeping across America, equity markets continued their strong performance through the period. The rise in inflation was dismissed as ‘transitory’ in nature, prompting a rotation out of value stocks and back into growth, giving a boost to highly valued information technology names as well as companies where sustained profitability is a long way off. Divergence seemed to be a consistent theme during the period: inflation surprised to the upside, yet U.S. Treasury yields collapsed. The U.S.’s vaccination rollout led to the reopening of large parts of the economy yet concerns surrounding the Delta variant suppressed beneficiaries of the pandemic’s end. There was a notable uptick in volatility toward the end of the period as multiple headwinds such as the Delta variant, supply chain issues, U.S. debt levels and continued inflation reawakened fears in the market. Some traditionally ‘value’ sectors also outperformed during the period, as Energy and Financials led the market higher, while companies exhibiting lower economic cyclicality lagged.
Portfolio Review
The Fund received a tailwind during the period as the rotation into value stocks benefited the portfolio. Industrials was the largest contributing sector, led by the Fund's holding in Compagnie de Saint-Gobain SA. The company experienced robust demand in the U.S. from housing and better pricing, particularly around roofing and flat glass, and was seen as a beneficiary of infrastructure initiatives globally. ICICI Bank Ltd. (Financials sector) was the largest contributing stock held during the period as the company experienced continued improvement in credit quality. Materials was the largest detracting sector, as shares of Agnico Eagle Mines Ltd. lagged, due in part to gold prices remaining subdued during the period. Alibaba Group Holding Ltd. (Consumer Discretionary sector), with shares negatively impacted by headlines around the regulation of many industries in China, was the largest detracting stock held by the Fund during the period, though we do not think there will be a protracted effect on our holding as there could be with other industries in scope. We view the sell-off in Alibaba as overdone and with the stock selling at 15x expected earnings, consider the political and regulatory risk as already priced into the valuation.
We made several changes to the Fund’s portfolio during the 12-month period. New positions included Alibaba, Koninklijke Philips NV (Health Care sector), Hitachi Ltd. (Industrials sector), KB Financial Group Inc. (Financials sector), Airports of Thailand Public Company Ltd. (Industrials sector), RELX PLC (Communication Services sector), Tencent Holdings Ltd. (Communication Services sector) and E-Mart Inc. (Consumer Staples sector). The Fund exited numerous positions that were all sold to purchase more attractive opportunities.
Outlook
We continue to believe low interest rates are distorting valuations which is adding fuel to the sustained domination of the U.S. technology sector. We expect rates to nudge higher in the coming months, likely correcting some of the excesses in the U.S. markets. While Asia has been a big laggard this year, we believe economies there will rapidly open as vaccine penetrations in Japan and South Korea continue to accelerate, which should be a positive for equity markets in the region. In Europe, elections in Germany took place, with the Green party gaining in popularity. While the exact coalition will not be finalized for some time, we believe this reinforces the sizeable opportunity in companies that are well placed to potentially benefit from infrastructure initiatives, particularly around the decarbonization of the economy.
We believe that any normalization in interest rates should provide a boost to non-U.S. markets, as the low-rate environment has led to gains concentrated in the U.S. technology sector. One sector we are seeing the biggest opportunities in is Industrials, where we believe companies should see meaningful earnings growth from the potential for increased infrastructure spending.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone International ESG Equity Fund - Class A* and the MSCI All Country World Ex-USA Index
Average Annual Total Returns**
Touchstone International ESG Equity Fund	1 Year	5 Years	10 Years
Class A	16.62%	7.72%	9.48%
Class C	20.76%	8.25%	9.45%
Class Y	23.07%	9.30%	10.41%
Institutional Class*	23.21%	9.32%	10.42%
MSCI All Country World Ex-USA Index	23.92%	8.94%	7.48%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares was August 23, 2019. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to August 23, 2019. The returns have been restated for sales loads and fees applicable to Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
MSCI All Country World Ex-USA Index is an unmanaged capitalization-weighted index composed of companies representative of both developed and emerging markets, excluding the USA.
MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Mid Cap Fund seeks long-term capital growth by investing primarily in common stocks of mid-cap U.S.-listed companies. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Mid Cap Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 21.34 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 38.11 percent.
Market Environment
U.S. stocks were up strongly in the 12-month period ending September 30, 2021. The market started strongly in the period over optimism about vaccine progress and the reopening of the economy. Solid economic data, accommodative monetary policy, and pent-up demand following the reopening of the economy led to a rally in the market for the first nine months of the period. Toward the end of the period, stocks took a pause reflecting concerns around potential changes in monetary policy from the U.S. Federal Reserve Board (Fed), persistent supply chain issues across various industries resulting in higher core inflation, and some political drama related to the debt ceiling, infrastructure bill, and federal budget. COVID-19 and the Delta variant were once again a factor during the period, but the vaccines helped to limit the spread and cases appear to have peaked by the end of the quarter.
During the period, small cap stocks outperformed large cap stocks and Value style was stronger than Growth style investing across the board, but especially so in smaller-cap stocks. Cyclical stocks outperformed Defensive stocks across the board, but this outperformance was more notable in the mid- and large-cap universe. Within the benchmark, all sectors produced positive returns. The leading sectors were Energy and Financials.
Portfolio Review
During the 12-month period, the Fund’s stock selection was the largest headwind for the Fund and sector allocation also detracted. In terms of sector allocation, an overweight position to Consumer Staples and an underweight position to Energy hindered relative performance which was partially offset by underweight positions to Utilities and Communication Services. Some of the underperformance reflected the rally in higher beta, value oriented stocks early in the year. Separately, Energy was the top performing sector due to rising oil prices. The Fund had no exposure to Energy.
Among the individual stocks that contributed to Fund performance were Entegris Inc. (Information Technology sector), Moelis & Co. (Financials sector), Otis Worldwide Corp. (Industrials sector), and M&T Bank Corp. (Financials sector).
Entegris reported solid results, favorable semiconductor demand, and company initiatives. The business is benefitting from robust wafer starts, high purity requirements, node transitions, and new fab construction projects. We believe demand and digitalization will be a tailwind for some time. Entegris is one of the most diversified players in the semi-materials industry with its size and scale. We remain attracted to the industry’s high barriers to entry, limited competitors, and high switching costs.
Moelis steadily outperformed all year. M&A activity did not let up during COVID-19, and Moelis continued to report record results. Additionally, Moelis is returning 100% of cash flow to shareholders via dividends, special dividends (two announced this year), and share buybacks. Moelis’ management believes the positive operating conditions being seen now will continue into 2022.
Otis Worldwide was added to the Fund’s portfolio during 2021. The stock has performed well thus far delivering solid organic sales growth and margin expansion. Free cash flow is robust and Otis started to buy back stock for the first time since its IPO.
M&T Bank rallied in the period along with the Financials sector overall. During the period, the bank segment of the Financials sector benefitted as sentiment improved along with vaccine news. Credit concerns, particularly around NYC real estate, have weighed on the stock, and a light at the end of the tunnel eases those concerns. Low interest rates remain an issue for the sector, but the Fed moving to allow some buybacks is positive. We continue to view M&T as a well-run bank that should generate attractive return potential over time.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Among the individual stocks that detracted from performance were Citrix Systems Inc. (Information Technology sector), Black Knight Inc. (Information Technology sector), Brown-Forman Corp. (Consumer Staples sector), and Lamb Weston Holdings Inc. (Consumer Staples sector).
After a strong 2020, Citrix Systems declined in the period. Citrix stock was weak for two consecutive quarters as investors struggled to keep pace with the business model transformation that the company is undergoing from on-premise to subscription. Separately, the company recently announced a management change with the CEO resigning and the current Chairman accepting the CEO role. Citrix products remain relevant in cloud computing and work from home environments, and we continue to have a positive outlook for the company.
Black Knight’s underperformance in the period was largely driven by its fourth quarter 2020 earnings results. We believe the market overreacted to results that were a bit weaker than anticipated, due mainly to the foreclosure moratorium. In the second quarter 2021, investors were also surprised by higher-than-expected platform expenses. In the meantime, we are encouraged to see that the company continues to build out and acquire solutions that are complementary to its mortgage origination platform.
Brown Forman’s stock price fell in the period, mostly due to its Q1 2021 results. Some cost pressures in the business led to lower gross margins in the results, which negatively impacted the stock. The company maintains strong brands with EBIT margins over 30%. The negative in the near term is valuation, with the stock trading at over 30x EV/EBITDA.
Lamb Weston was down in the period due to ongoing pandemic related challenges, particularly supply chain issues and inflationary costs. Despite recovery in volumes, the company has not been able to leverage its infrastructure. On a positive note, Lamb Weston has announced new capacity projects, Quick Service Restaurants have launched limited time offerings, and the retail segment has doubled its market share. The outlook remains strong for demand. We remain attracted to Lamb Weston’s market share, balance sheet, and pricing power.
During the period, the Fund initiated new positions in Haemonetics Corp. (Health Care sector), UniFirst Corp. (Industrials sector), Otis Worldwide Corp. (Industrials sector), AptarGroup Inc. (Materials sector), and Churchill Downs Inc. (Consumer Discretionary sector).The Fund exited HD Supply Holdings, Inc. (Industrials sector), Fox Corp. (Communication Services sector), Axalta Coating Systems Ltd. (Materials sector), CDK Global Inc. (Information Technology sector), and Cintas Corp. (Industrials sector).
Outlook
We maintain a positive view on the U.S. economy and anticipate strong real GDP growth in 2021, but note the rate of growth in the second half of the year will likely decelerate versus the first half. The Delta variant remains a potential risk, but we don’t expect large scale shutdowns like we experienced in 2020.
We believe consumer spending will continue to be the primary driver of GDP as the labor market improves along with moderate wage inflation. In addition, excess savings built up during the pandemic should aid consumer spending in the near term. Separately, the manufacturing and services segments of the economy are firmly in expansionary territory. Fiscal stimulus will likely start to wane and we believe the Fed will likely begin to reverse some of its more accommodative monetary policies later this year and into 2022. This could lead to slower growth in 2022. Longer term, we remain optimistic about the prospects for the U.S. economy and anticipate real GDP growth in the 2-3% range beyond 2021.
In terms of the equity market, we recognize valuations are on the rich side, while interest rates will likely remain low versus history. At current valuations along with various short-term risks to the economic outlook (rising inflation, potential tax increases), we anticipate greater volatility in prices and possibly more muted returns in the near term. Longer term, we continue to believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns over time. The companies in the Fund have historically generated higher returns on capital with stronger balance sheets at reasonable valuations relative to the broader market. Typically, a higher quality portfolio of companies will trade at a premium to the market.
We believe the Fund provides the opportunity to own a group of competitively advantaged businesses (judged by return on capital), with strong balance sheets (lower net debt/EBITDA), at valuations slightly less than the broader market. Finally, we believe in the quality of the Fund’s holdings for the next few years and believe it is positioned well.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Fund - Class A* and the Russell Midcap® Index
Average Annual Total Returns**
Touchstone Mid Cap Fund	1 Year	5 Years	10 Years
Class A	15.28%	13.26%	14.12%
Class C	19.46%	13.75%	14.12%
Class Y	21.64%	14.89%	15.09%
Class Z	21.33%	14.60%	14.79%
Institutional Class*	21.80%	14.99%	15.17%
Class R6*	21.77%	14.91%	15.10%
Russell Midcap® Index	38.11%	14.39%	15.52%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was January 27, 2012 and February 22, 2021, respectively. Institutional Class shares' and Class R6 shares' performance was calculated using the historical performance of Class Y shares for the periods prior to January 27, 2012 and February 22, 2021, respectively. The returns have been restated for sales loads and fees applicable to Institutional Class shares and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.
The Frank Russell Company (FRC) is the source and owner of the Index data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Mid Cap Value Fund
Sub-Advised by LMCG Investments, LLC
Investment Philosophy
The Touchstone Mid Cap Value Fund seeks capital appreciation by investing primarily in common stocks of medium capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Mid Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 41.59 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 42.40 percent.
Market Environment
Despite periods of lingering economic uncertainty and the continued presence of the COVID-19 virus and its variants, the trailing twelve months ending September 30, 2021 produced strong investment results, with every sector finishing in positive territory. The fourth quarter of 2020 and first quarter of 2021 saw the most significant gains, with a factor backdrop that painted a picture consistent with a low-quality rally. Speculative behavior was on display early in 2021, which led to strong performance of risk-on factors like high beta, slow sales growth, high leverage, low return on equity, and small market capitalization. The market environment also shifted to a more favorable dynamic in the most recent quarter, compared with much of the previous year.
Portfolio Review
During the 12-month period, the Fund’s strongest contributors were its positions in the Financials and Industrials sectors. Primary detractors were positions in the Consumer Discretionary and Real Estate sectors.
AerCap Holdings NV was among the largest contributors in the Industrials sector. The aircraft leasing company had lagged prior to the vaccine approval in November and showed significant outperformance following the announcement. Clean Harbors Inc. was another notable contributor announcing two well-received acquisitions in 2021. It also continued to experience strong demand across its industrial waste services. A trio of bank stocks fueled the Fund’s outperformance in the Financials sector: Pinnacle Financial Partners Inc., Sterling Bancorp, and Signature Bank. Each bank has exposure to regions where COVID-19 has disrupted the local economy (Nashville and NYC). The vaccine announcement in late 2020 drove outperformance in each name.  Signature Bank continued on to report strong loan growth and success in its cryptocurrency banking business. The Fund’s overweight position to the Utilities sector was a drag on performance, but was more than offset by good selection within the sector.
In the Consumer Discretionary sector, strong performance in distributor LKQ Corp. was not enough to offset weakness in multiline retail, apparel and auto components. Dollar General Corp. is a defensive name that underperformed in a strong market. It is managing through difficult sales comparisons, wage inflation, and higher freight costs. Investors in Dollar Tree Inc., another holding, have been concerned that the company’s $1 price point will lead to margin compression in the current inflationary environment. The company continued to test Dollar Tree units with multiple price points, a call option with substantial upside.
Digital Realty Trust Inc. was a large underperformer in the Real Estate sector. The data center REIT had performed strongly early in 2020 on its defensive nature as a pandemic beneficiary, but retraced earlier gains upon the announcement of a vaccine later in the year. Alexandria Real Estate Equities Inc. also underperformed. The REIT specializes in office space for life science and technology companies. Both sectors were considered defensive early in the year, and the stock lagged when the market moved sharply higher.
The Fund’s modest underperformance in the Information Technology sector was concentrated mainly in Rackspace Technology Inc., which guided earnings lower for the back half of 2021. The cloud services provider is seeing a faster than expected transition from legacy products to its public cloud service offerings, which carry lower margins but also lower capital investment.
The Fund’s largest relative overweight positions at the end of the quarter were to the Consumer Staples, Utilities and Health Care sectors. The Fund was notably underweight to Communication Services, Real Estate, and Information Technology. These exposures were driven by the opportunity set we see in each sector. A recent Fund portfolio change included a position initiated in F5 Networks Inc. (security & infrastructure software). The Fund exited its position in Olin Corp. (commodity chemicals).
Outlook
For the six months ended September 30, 2021 the market has been adrift. The cessation of direct stimulus payments, inflation, and the continued pandemic are just a few of the crosscurrents creating an unsettled investing environment. Many companies revised their earnings guidance lower in the month of September, and as we enter the fourth quarter of 2021 these issues and others cloud

Management's Discussion of Fund Performance (Unaudited) (Continued)
the near-term market outlook. Consumer spending has been buoyed by several rounds of stimulus payments. The outlook for further stimulus is murky but substantial consumer savings could help propel the economy if spent. Inflation is pervasive and its continued scale and duration is yet to be determined. The employment environment is curious, with 11 million job openings and over 8 million unemployed. Interest rates have begun to creep higher as the market anticipates the U.S. Federal Reserve Board will begin to taper bond purchases in a few months. While the chances of a U.S. debt default are extremely low, partisan gridlock continues to make the probability greater than zero. The global supply chain continues to work through chokepoints in several areas critical to the proper functioning of the economy; it’s an open question whether products will be in place for the busy holiday season. At some point inventory restocking will occur but many double and triple orders have been placed in an effort to secure needed goods. The above list is long enough, without including energy crises in Europe and China, COVID-19 variants, the possible implications of Evergrande Group’s debt load or the benefits of Merck’s new treatment for COVID-19. The fourth quarter has a full slate of dynamic, market-moving catalysts. Their effects are difficult to predict for an investor base that has been trained to “buy the dip.”
Despite these market dynamics, we continue to hold fast and invest according to our process. The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. Fundamentally we are looking for quality companies with strong management teams, high barriers to entry, and solid balance sheets that are temporarily out of favor in the market. Bottom-up security selection emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. The companies we select often dominate a particular industry niche and generally have significant barriers to entry, which we believe are able to perpetuate a higher return on capital over time. We continue to rigorously examine downside scenarios for the Fund’s positions while risk-control measures seek to ensure security and sector diversification.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Mid Cap Value Fund - Class A* and the Russell Midcap® Value Index
Average Annual Total Returns**
Touchstone Mid Cap Value Fund	1 Year	5 Years	10 Years
Class A	34.55%	8.25%	12.24%
Class C	39.57%	8.74%	12.23%
Class Y	41.97%	9.81%	13.19%
Institutional Class	42.16%	9.96%	13.35%
Russell Midcap® Value Index	42.40%	10.59%	13.93%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related there to. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Sands Capital Select Growth Fund
Sub-Advised by Sands Capital Management, LLC
Investment Philosophy
The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation by primarily investing in common stocks of large capitalization U.S. companies that are believed to have above-average potential for revenue or earnings growth. The Fund typically invests in 25 to 35 companies. Sands Capital generally seeks stocks with sustainable above-average earnings growth and capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and are valued rationally in relation to comparable companies, the market and the business prospects for that particular company.
Fund Performance
The Touchstone Sands Capital Select Growth Fund (Class A shares) outperformed its benchmark the Russell 1000® Growth Index for the 12-month period ended September 30, 2021. The Fund’s total return was 32.30 percent (calculated excluding the maximum sales charge) while the total return of the benchmark was 27.32 percent.
Market Environment
U.S. growth equities (as measured by the Russell 1000® Growth Index) posted strong gains for the 12-month period, advancing in all four quarters. The strength was broad-based—with no sectors detracting from the benchmark’s rise—and led by the Energy sector.
Portfolio Review
The Fund benefitted from positive allocation and selection effects during the period. Positions in the Communication Services sector accounted for a significant portion of the Fund’s outperformance, while the exposure to Industrials sector was the largest sector detractor.
Among the top individual absolute contributors for the period were Sea Ltd. (Communication Services sector), Square Inc. (Information Technology sector), Align Technology Inc. (Health Care sector), Intuit Inc. (Information Technology sector), and Atlassian Corp. PLC (Information Technology sector). Among the top detractors were Adobe Inc. (Information Technology sector), Grocery Outlet Holding Corp. (Consumer Staples sector), Coupa Software Inc. (Information Technology sector), Cloudflare Inc. (Information Technology sector), and Zillow Group Inc. (Communication Services sector).
The Fund’s sector exposures are largely a byproduct of the bottom-up investment process and remained largely the same over the period. Information Technology remained the Fund’s largest absolute weight and Communication Services remained the largest relative weight. The Fund’s largest underweight sector position remained Information Technology, and it had no exposure to the Energy, Financials, Materials, Real Estate, and Utilities sectors.
Turnover for the period was elevated relative to history. The pandemic-induced volatility created opportunities for us to shed businesses that we viewed as more mature and understood by the market, while adding and/or purchasing businesses that we believe are better positioned for a new period of disruption and opportunity.
During the period, we purchased Airbnb Inc. (Consumer Discretionary sector), Carvana Co. (Consumer Discretionary sector), Cloudflare Inc. (Information Technology sector), DoorDash Inc. (Consumer Discretionary sector), Fiverr International Ltd. (Consumer Discretionary sector), and Shopify Inc.(Information Technology sector). We sold Alphabet Inc. (Communication Services sector), Adobe Inc. (Information Technology sector), Coupa Software Inc. (Information Technology sector), Grocery Outlet Holding Corp. (Consumer Staples sector), Illumina Inc. (Health Care sector), Microsoft Corp. (Information Technology sector), and Mirati Therapeutics Inc. (Health Care sector).
Outlook
The shift in market leadership over the course of 2021 illustrates how unpredictable markets can be in the short term. Exogenous factors and sentiment can have an outsized influence in short-term price movements, and these factors are impossible to correctly predict, we believe, with any repeatable process.
Over longer time periods, history shows us that stock prices tend to follow compounded earnings growth, and that most value creation accrues to a select group of companies. We’ve seen evidence of this in 2021, with dividends and earnings growth accounting for all of the benchmark’s year-to-date gain, amid a lower forward P/E multiple.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Therefore, we will continue to focus on finding the select few companies that we believe can generate above-average growth over the next five or more years. Today, many of the businesses benefit from one or more of the following secular trends, which we expect to underpin above-average earnings growth. Many of these trends have accelerated amid the pandemic, and we anticipate their growth trajectory to persist beyond the crisis:
Emerging Internet Leaders
Digitalization of the economy continues, and the next generation of internet businesses are disrupting the status quo by reducing transactional frictions, increasing transparency, and eliminating inefficiencies. These companies are focusing on large verticals and delivering industry-specific solutions that result in a better customer experience while reinforcing their competitive moats. Potential portfolio beneficiaries include CoStar Group Inc. (Industrials sector), DoorDash Inc. (Consumer Discretionary sector), Match Group Inc. (Communication Services sector), and Uber Technologies Inc. (Industrials sector).
Life Sciences Innovation
Over the next decade, we view genes and genomics, minimally invasive technologies, consumerization of health care, the humanization of pets, and globalization of innovation as the most important secular trends in life sciences. We focus on investing in businesses that are changing the standard-of-care, providing best-in-class “picks and shovels” to biopharma and life science researchers, and meaningfully improving access and cost in healthcare delivery. Potential portfolio beneficiaries, all from the Health Care sector, include Align Technology Inc., DexCom Inc., Sarepta Therapeutics Inc., and Zoetis Inc.
Shifting IT Spend from Maintenance to Agility
Information technology spending continues to shift toward innovations that make enterprises more agile and efficient. In the last decade, cloud-based software disrupted legacy, on-premise systems within well-defined market opportunities. The next generation of SaaS leaders is enabling new businesses and processes, serving as the enablers of an increasingly digital-first economy. These businesses are often typified by user-driven adoption, consumption-based licensing, and competitive advantages driven by network effects and ecosystem partners. Potential portfolio beneficiaries, all from the Information Technology sector, include Atlassian Corp. PLC, ServiceNow Inc., Snowflake Inc., and Twilio Inc.
Financial Services Digital Revolution
The combination of modern technology and disruptive customer acquisition models are fundamentally re-architecting how financial products are designed, manufactured, and distributed, with software displacing paper and bank branches in each stage of the process. New technologies are enabling broader access to basic financial products and adding innovative layers of intelligence and automation. We see value accruing to both companies creating a new generation of digitally native financial infrastructure as well as companies leveraging that infrastructure to build differentiated experiences for end users. Potential portfolio beneficiaries include Sea Ltd. (Communication Services sector) and Intuit Inc., Square Inc., and Visa Inc. (all from the Information Technology sector).
The primary risk the Fund seeks to manage is permanent loss of capital resulting from a negative business or investment outcome. Since earnings growth tends to drive stock-price returns over the long term, we closely monitor factors that could erode the underlying earnings power of the Fund’s businesses. We also seek to mitigate opportunity cost, as failing to invest in value-creating businesses is also detrimental to long-term results. In both cases, we believe that our six criteria are our most powerful risk management tool, as they are designed to help us identify those businesses most likely to sustainably generate above-average growth over our investment horizon.
We anticipate market volatility in the near term, given the uncertainty around the Delta variant’s effect on economic growth, supply chain and input cost pressures, and the U.S. Federal Reserve Board’s tapering schedule. However, we don’t perceive volatility itself as “risk,” and will continue to monitor how and if these issues affect the long-term earnings power of the Fund’s businesses. Volatility can create opportunity for long-term investors as prices disconnect from fundamentals, and we will look to be opportunistic.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Sands Capital Select Growth Fund - Class A* and the Russell 1000® Growth Index
Average Annual Total Returns**
Touchstone Sands Capital Select Growth Fund	1 Year	5 Years	10 Years
Class A	25.66%	25.33%	19.92%
Class C	30.14%	25.85%	19.89%
Class Y	32.53%	27.12%	20.92%
Class Z	32.17%	26.79%	20.63%
Institutional Class*	32.65%	26.90%	20.68%
Class R6*	32.65%	26.90%	20.68%
Russell 1000® Growth Index	27.32%	22.84%	19.68%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Institutional Class shares and Class R6 shares was September 1, 2020. Institutional Class shares' and Class R6 shares' performance was calculated using the historical performance of Class Z shares for the periods prior to September 1, 2020. The returns have been restated for sales loads and fees applicable to Institutional Class and Class R6 shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares, Class Z shares, Institutional Class shares and Class R6 shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Fund
Sub-Advised by The London Company
Investment Philosophy
The Touchstone Small Cap Fund seeks capital appreciation by investing primarily in common stocks of U.S. companies with small market capitalizations. The Fund utilizes a bottom-up security selection process that screens potential investments against a proprietary quantitative model for return on capital, earnings-to-enterprise value ratio, and free cash flow yield. Its goal is to purchase financially stable companies that are believed to consistently generate high returns on unleveraged operating capital, are run by shareholder-oriented managements and are trading at a discount to their respective private market values.
Fund Performance
The Touchstone Small Cap Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 38.68 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 47.68 percent.
Market Environment
U.S. stocks were up strongly in the 12-month period ending September 30, 2021. The market started strongly in the period over optimism about vaccine progress and the reopening of the economy. Solid economic data, accommodative monetary policy, and pent-up demand following the reopening of the economy led to a rally in the market for the first nine months of the period. Toward the end of the period stocks took a pause reflecting concerns around potential changes in monetary policy from the U.S. Federal Reserve Board (Fed), persistent supply chain issues across various industries resulting in higher core inflation, and some political drama related to the debt ceiling, infrastructure bill, and federal budget. COVID-19 and the Delta variant were once again a factor during the period, but the vaccines helped to limit the spread and cases appear to have peaked by the end of the quarter.
During the period, small cap stocks outperformed large cap stocks and Value style was stronger than Growth style investing across the board, but especially so in smaller-cap stocks. Cyclical stocks outperformed Defensive stocks across the board, but this outperformance was more notable in the mid and large cap universe. Within the benchmark, all sectors produced strong positive returns. The leading sectors were Energy and Communication Services while Utilities and Health Care lagged.
Portfolio Review
Some of the Fund’s underperformance reflects the rally in higher beta, value oriented stocks early in the year as well as lack of exposure to meme stocks, which detracted from relative performance. Separately, Energy was a top performing sector due to rising oil prices. The Fund has limited exposure to Energy and that detracted from relative performance during the period.
At the sector level, an underweight position to Health Care and overweight position to Consumer Discretionary had a positive impact on relative performance, partially offset by the negative impact of the Fund’s lower Energy exposure and the Fund’s cash position during a strong market environment.
Among the individual stocks that contributed to Fund performance were Tempur Sealy International Inc. (Consumer Discretionary sector), Penske Automotive Group Inc. (Consumer Discretionary sector), Moelis & Co. (Financials sector), Eaton Vance Corp. (Financials sector), and Matson Inc. (Industrials sector).
Tempur Sealy has experienced an impressive rally in the period. Sales growth has been largely driven by market share gains and expanded distribution. Additionally, industry growth has been supported by retail rationalization, a greater focus on health and wellness, and a strong U.S. housing market. New capacity additions and international expansion suggest that management is confident in the long-term growth outlook. Our investment thesis is supported by robust free cash flow generation, strong brand equity, and solid management execution.
Penske’s outperformance this year has been primarily driven by higher industry volumes and attractive pricing. Resilient demand and tight vehicle inventories are enhancing unit profitability for dealerships, a dynamic that is expected to continue into next year. Penske has taken advantage of the market environment to improve its balance sheet, and is growing the used vehicle and commercial truck businesses with new dealership builds and acquisitions. We believe that Penske is well-diversified and in a strong position to further consolidate the fragmented car and truck market.
Moelis contributed to performance. M&A activity did not let up during COVID-19, and Moelis continued to report record results. Additionally, Moelis is returning 100% of cash flow to shareholders via dividends, special dividends (two announced this year), and share buybacks. Moelis’ management believes the positive operating conditions being seen now will continue into 2022.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Eaton Vance announced that Morgan Stanley (Financials sector) was acquiring the company at $56.50 in cash and stock, which was a healthy premium. The stock also benefitted from rising equity markets. In addition, during the fourth quarter of 2020, the company announced a special dividend.
Matson’s gains were the result of the favorable market conditions and strong execution. The demand environment remained robust and the transpacific trade-lane continued to experience capacity constraints given the shortage of available shipping options. The current market imbalance is causing a significant spike in freight rates and allowing Matson to run at full capacity. Management has capitalized on higher demand by adding new China shipping lanes, which we think should increase the cash generation potential of the business after industry volumes normalize. The company is well positioned as the leading expedited shipping service in its markets while offering an attractive value proposition relative to other freight services.
Among the individual stocks that detracted from performance were NewMarket Corp. (Materials sector), Cannae Holdings Inc. (Financials sector), Masonite International Corp. (Industrials sector), Haemonetics Corp. (Health Care sector) and Landstar System Inc. (Industrials sector).
NewMarket lagged the broader market reflecting rising oil and base oil prices combined with growing concerns over the ramp of hybrid and electric vehicles. NewMarket’s margins tend to suffer in periods of rising base oil prices until they roll over and the company can capture the lag in spreads. We remain attracted to the company’s positioning in the consolidated market for fuel additives and lubricants.
Cannae is a holding company and many of its top holdings underperformed. Dun & Bradstreet is still in the early innings of a turnaround and sentiment has been negatively impacted by the lack of organic growth this year. Paysafe’s recent portfolio management actions have created choppy results and higher leverage, pressuring the stock as well. In addition, Cannae’s SPAC investments, led by Bill Foley, have also been impacted by the broader sell-off in SPAC vehicles despite no material change to fundamentals. The stock continued to trade at a discount to the fair value of the underlying investments, and we believe further upside potential will come from Foley’s value creation efforts.
Most of Masonite’s underperformance came during the fourth quarter of 2020 after releasing third quarter 2020 results. Despite outperformance on the bottom-line, the market was disappointed in the unexpected weakness in the Architectural Specialties segment, which is exposed to non-residential construction. We continue to appreciate the company’s strong market position and its resultant pricing power.
During second quarter 2021, Haemonetics announced that one of its biggest customers decided against renewing its plasma disposables contract, intending to replace it with an entirely new product from Terumo that has yet to receive FDA approval. We believe the market has overreacted to this singular event and that the long-term growth trends remain favorable in most of Haemonetics’ end-markets.
Landstar was up significantly in the period, yet trailed the strong market after the stock took a breather from its massive performance just prior to the beginning of the 12 month period as the manufacturing economy showed signs of life. We continue to appreciate the company’s asset light business model and management’s capital allocation policies. During the fourth quarter of 2020, Landstar announced a $2 per share special dividend to return the high cash balance that had accumulated on the balance sheet.
The Fund initiated new positions in Haemonetics Corp., ManTech International Corp. (Industrials sector), Qualys Inc. (Information Technology sector), CTS Corp. (Information Technology sector), Essential Properties Realty Trust Inc. (Real Estate sector), Malibu Boats Inc. (Consumer Discretionary sector), Acushnet Holdings Corp. (Consumer Discretionary sector), Evoqua Water Technologies Corp. (Industrials sector), and Murphy USA Inc. (Consumer Discretionary sector).
The Fund sold its positions in Entegris Inc. (Information Technology sector), STORE Capital Corp.(Real Estate sector), Bruker Corp. (Health Care sector), GATX Corp. (Industrials sector), and Churchill Downs Inc. (Consumer Discretionary sector).
Outlook
We maintain a positive view on the U.S. economy and anticipate strong real GDP growth in 2021, but note the rate of growth in the second half of the year will likely decelerate vs. the first half. The Delta variant remains a potential risk, but we don’t expect large scale shutdowns like we experienced in 2020.
We believe consumer spending will continue to be the primary driver of GDP as the labor market improves along with moderate wage inflation. In addition, excess savings built up during the pandemic should aid consumer spending in the near term. Separately, the manufacturing and services segments of the economy are firmly in expansionary territory. Fiscal stimulus will likely start to wane and we believe the Fed will likely begin to reverse some of its more accommodative monetary policies later this year and into

Management's Discussion of Fund Performance (Unaudited) (Continued)
2022. This could lead to slower growth in 2022. Longer term, we remain optimistic about the prospects for the U.S. economy and anticipate real GDP growth in the 2-3% range beyond 2021.
In terms of the equity market, we recognize valuations are on the rich side, while interest rates will likely remain low versus history. At current valuations along with various short term risks to the economic outlook (rising inflation, potential tax increases), we expect greater volatility in prices and possibly more muted returns in the near term. Longer term, we continue to believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns over time. The companies in the Fund have historically generated higher returns on capital with stronger balance sheets at reasonable valuations relative to the broader market. Typically, a higher quality portfolio of companies will trade at a premium to the market.
We believe the Fund provides the opportunity to own a group of competitively advantaged businesses (judged by return on capital), with strong balance sheets (lower net debt/EBITDA), at valuations slightly less than the broader market. Finally, we believe in the quality of the Fund’s holdings for the next few years and believe it is positioned well.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Fund - Class A* and the Russell 2000® Index
Average Annual Total Returns**
Touchstone Small Cap Fund	1 Year	5 Years	10 Years
Class A	31.77%	7.87%	9.99%
Class C	36.62%	8.38%	9.98%
Class Y	39.02%	9.44%	10.95%
Institutional Class	39.13%	9.55%	11.04%
Russell 2000® Index	47.68%	13.45%	14.63%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Small Cap Value Fund
Sub-Advised by LMCG Investments, LLC
Investment Philosophy
The Touchstone Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks of small capitalization companies. The Fund seeks to identify companies believed to be selling at a discount to their intrinsic value.
Fund Performance
The Touchstone Small Cap Value Fund (Class A Shares) underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 57.95 percent (calculated excluding the maximum sales charge) while the benchmark’s total return was 63.92 percent.
Market Environment
Despite periods of lingering economic uncertainty and the continued presence of the COVID-19 virus and its variants, the trailing twelve months ending September 30, 2021 produced strong investment results, with every sector finishing in positive territory. The fourth quarter of 2020 and first quarter of 2021 saw the most significant gains, with a factor backdrop that painted a picture consistent with a low-quality rally. Speculative behavior was on display early in 2021, which led to strong performance of risk-on factors like high beta, slow sales growth, high leverage, low return on equity, and small market capitalization. The market environment also shifted to a more favorable dynamic in the last quarter, compared with much of the previous year.
Portfolio Review
The largest relative underperformers by sector were Consumer Staples, Industrials, and Energy. The Fund’s overweight position to Consumer Staples hurt returns along with weaker selection particularly concentrated in the food products segment. TreeHouse Foods Inc. underperformed in the period after being beset by cost and demand issues for much of the last year. The company has the ability to pass through commodity and freight inflation but has been playing catch up given the magnitude of the increases. It has also experienced weak volumes when compared to its branded counterparts; elevated levels of fiscal stimulus have driven consumers to trade up into more expensive products.
Weaker selection in the Industrials sector weighed on returns, particularly in the aerospace/defense, machinery, and professional services segments. BWX Technologies Inc., a company that supplies nuclear reactors to the U.S. Navy, was a notable laggard. Strong 2020 results and some uncertainty around the naval force structure caused management to strike a cautious tone related to 2021 growth prospects, and the company was downgraded by two analysts in 2021 on weaker free cash flow from continued spending on its nascent radioisotope business. The Energy sector was up significantly in the period, which detracted from performance due to the Fund’s modest underweight position to the sector.
The relative benefit from the Fund’s lack of exposure to household durables and automobiles in the Consumer Discretionary sector was not enough to offset weakness in specialty retail. Murphy USA Inc. was the largest detractor. A convenience store chain operating 1,500 locations, most located near Walmart stores, Murphy was unable to keep pace in a strong up market despite a new buyback authorization and a solid acquisition.
In the Communication Services sector, the Fund’s lack of exposure to the entertainment segment (like ‘meme’ stock AMC Entertainment Holdings) hurt relative performance. The Fund’s modest cash balance also detracted as well given the market’s advance.
Strong stock selection in banks more than offset the drag on performance caused by the Fund’s underweight to the Financials sector. Western Alliance Bancorp, Pinnacle Financial Partners Inc., and Sterling Bancorp were the leaders. Each bank has above-average exposure to regions where COVID-19 had previously disrupted the local economy (Las Vegas, Nashville, and NYC). The vaccine announcement in late 2020 drove outperformance of each stock; Western Alliance also announced the acquisition of AmeriHome Inc., driving significant growth once the deal closed, and Pinnacle and Sterling posted solid quarterly results through 2021.
Outperformance in the Real Estate sector was driven by Fund holding, Newmark Group Inc., a commercial real estate services firm. The company has monetized over $900M of its NASDAQ stock position, using the proceeds to buy back 7% of its shares. It continued to benefit from the commercial real estate recovery and it has used its balance sheet for M&A. The Fund’s underweight position to the Health Care sector helped relative returns as well.
The Fund’s largest relative overweight positions at the end of the quarter were to Industrials, Consumer Staples and Information Technology sectors. The Fund was notably underweight in Health Care and Real Estate. These exposures were driven by the

Management's Discussion of Fund Performance (Unaudited) (Continued)
opportunity set we see in each sector. Fund portfolio changes toward the end of the period included a new buy of Performance Food Group Co. (Consumer Staples sector, food distribution), and exited positions in DMC Global Inc. (Energy sector), Olin Corp., Team Inc. (Industrials sector), and Texas Roadhouse Inc. (Consumer Discretionary sector).
Outlook
For the six months ended September 30, 2021 the market has been adrift. The cessation of direct stimulus payments, inflation, and the continued pandemic are just a few of the crosscurrents creating an unsettled investing environment. Many companies revised their earnings guidance lower in the month of September, and as we enter the fourth quarter of 2021, these issues and others cloud the near-term market outlook. Consumer spending has been buoyed by several rounds of stimulus payments. The outlook for further stimulus is murky but substantial consumer savings could help propel the economy if spent. Inflation is pervasive and its continued scale and duration is yet to be determined. The employment environment is curious, with 11 million job openings and over 8 million unemployed. Interest rates have begun to creep higher as the market anticipates the U.S. Federal Reserve Board will begin to taper bond purchases in a few months. While the chances of a U.S. debt default are extremely low, partisan gridlock continues to make the probability greater than zero. The global supply chain continues to work through chokepoints in several areas critical to the proper functioning of the economy; it’s an open question whether products will be in place for the busy holiday season. At some point inventory restocking will occur but many double and triple orders have been placed in an effort to secure needed goods. The above list is long enough, without including energy crises in Europe and China, COVID-19 variants, the possible implications of Evergrande Group’s debt load or the benefits of Merck’s new treatment for COVID-19. There is a full slate of dynamic, market-moving catalysts ahead. Their effects are difficult to predict for an investor base that has been trained to “buy the dip.”
Despite these market dynamics, we continue to hold fast and invest according to our process. The Fund utilizes a classic value-driven philosophy based on the belief that leading businesses selling at a discount to fair value have the potential to generate excess returns. Fundamentally we are looking for quality companies with strong management teams, high barriers to entry, and solid balance sheets that are temporarily out of favor in the market. Bottom-up security selection emphasis is placed on those companies having the cash flow characteristics as well as the balance sheet strength necessary to buffer the company from any prolonged weakness. The companies we select often dominate a particular industry niche and generally have significant barriers to entry, which we believe are able to perpetuate a higher return on capital over time. We continue to rigorously examine downside scenarios for the Fund’s positions while risk-control measures seek to ensure security and sector diversification.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Small Cap Value Fund - Class A* and the Russell 2000® Value Index
Average Annual Total Returns**
Touchstone Small Cap Value Fund	1 Year	5 Years	10 Years
Class A	50.03%	8.38%	10.83%
Class C	55.83%	8.86%	10.83%
Class Y	58.32%	9.95%	11.77%
Institutional Class	58.59%	10.13%	11.96%
Russell 2000® Value Index	63.92%	11.03%	13.22%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Frank Russell Company (FRC) is the source and owner of the data contained or reflected in this material and all trademarks and copyrights related thereto. The material may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a Touchstone Investments presentation of the data, and FRC is not responsible for the formatting or configuration of this material or for any inaccuracy in the presentation thereof.

Management's Discussion of Fund Performance (Unaudited)
Touchstone Ultra Short Duration Fixed Income Fund
Sub-Advised by Fort Washington Investment Advisors, Inc.
Investment Philosophy
The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital by primarily investing in a diversified portfolio of fixed income securities of different maturities, including U.S. Treasury securities, U.S. government agency and U.S. government-sponsored enterprise securities, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements and commercial paper. While the Fund may invest in securities of any maturity or duration, interest rate risk is managed by seeking to maintain an effective duration of one year or less under normal market conditions.
Fund Performance
The Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares) outperformed its benchmarks, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA 1-Year U.S. Treasury Note Index, for the 12-month period ended September 30, 2021. The Fund’s total return was 0.67 percent (calculated excluding the maximum sales charge) while the total returns of its benchmarks were 0.07 percent and 0.17 percent, respectively.
Market Environment
The Fund’s fiscal year began during a period of strong economic recovery and general optimism, with most risk assets having pushed well through their pre-COVID-19 peaks and ultra short duration assets having recovered nearly all of the pandemic-related spread widening. The November 2020 U.S. election cycle proved a contentious one, but the new government’s passing of additional direct-to-consumer stimulus in late December further bolstered the recovery already well underway. The U.S. Food and Drug Administration issued Emergency Use Authorization for COVID-19 vaccines in December, boosting markets’ optimism and confidence heading into year-end 2020.
In spite of a few disappointing payrolls data points, the labor market overall continued along its strong recovery path throughout the Fund’s fiscal year, with the unemployment rate dropping from 7.8 to 4.8%. In spite of unemployment not yet having fully recovered to pre-pandemic levels, a ubiquitous “labor shortage” has pressured wages higher and contributed to inflationary pressure.
GDP data during the Fund’s fiscal year reflects the powerful economic recovery that the U.S. has seen thus far, with full-year 2021 estimates in the 5-6% range. Both consumer and business demand have proven resilient and strong with labor and supply chain constraints, not demand, serving as the limiting factor for growth. Both spending and confidence data have been robust, although inflation worry and issues recently percolating in China increased the near-term risk for volatility toward the end of the Fund’s fiscal year.
The yield curve steepened materially during the Fund’s fiscal year, with front-end rates managing to press 5-10 basis points lower while the 10 year rate rose 80 basis points. After several consecutive quarters of heavy dovish language, U.S. Federal Reserve Board Chairman Jerome Powell pivoted to a more hawkish tone at the September rate-setting meeting. This escalated markets’ concerns around inflation and a potentially disruptive taper, as the passage of each subsequent month further blurs the line between transitory and permanent inflationary pressures.
Portfolio Review
In spite of near-term uncertainty over the course of the past 12 months, the dominant theme was the persistent, strong fundamental economic recovery. This resulted in risk assets’ outperformance over the trailing 12-month period.
The yield curve inside of 2 years steepened over the course of the Fund’s fiscal year. This generally provided a tailwind for the Fund versus the 1-year benchmark, while having less of an impact on performance relative to the 3-month benchmark.
Spreads across most subsectors were tighter over the trailing 1-year period, with the strong economic backdrop proving supportive of spread products. Commercial Mortgage-Backed Securities (CMBS), Collateralized Loan Obligations (CLO) and Corporates were the strongest performers. Agency Debentures, Cash/Equivalents and Asset-Backed Securities (ABS) were the lowest-performing subsectors.
Outlook
Given that spreads in ultra short duration assets remain historically tight, and the potential for volatility in the near-term is elevated, we continue to maintain defensive positioning within the Fund. We have implemented this positioning by its short duration at 0.5 years, and by reducing spread duration. While the landscape remains extremely compressed, we believe the Fund maintains an

Management's Discussion of Fund Performance (Unaudited) (Continued)
attractive yield/carry profile but with limited spread duration and is well positioned to take advantage of any near-term volatility. Our surgical approach to adding marginal value where possible has included yield-additive trades in Non-Agency Residential Mortgage-Backed Securities, CMBS, ABS, and CLOs - generally favoring Structured Products over Credit.
Given the flat nature of the liquidity curve and the lack of additional spread available in longer key rate duration buckets (1-2 years), the Fund’s duration is currently positioned below the short end of the historical range at 0.5 years. Furthermore, given the historic tight spreads on most ultra short duration sectors, we believe the market is generally at high valuation levels and not compensating investors adequately for the level of downside risk (i.e. spread duration) in many higher-risk or higher-volatility security types. For this reason, the Fund is currently biased toward being both shorter in duration and higher in quality—positioned defensively to take advantage of either rate or spread volatility. While this theme represents the Fund’s general positioning, we also diligently seek opportunities to add value in specific securities or specific niches that offer more attractive relative value than the overall market in an attempt to maintain the Fund’s competitive yield profile.

Management's Discussion of Fund Performance (Unaudited) (Continued)
Comparison of the Change in Value of a $10,000 Investment in the Touchstone Ultra Short Duration Fixed Income Fund - Class A*, the ICE BofA 3-Month U.S. Treasury Bill Index and the ICE BofA 1-Year U.S. Treasury Note Index
Average Annual Total Returns**
Touchstone Ultra Short Duration Fixed Income Fund	1 Year	5 Years	10 Years
Class A*	-1.36%	1.13%	1.07%
Class C*	-0.93%	1.04%	0.85%
Class S*	0.42%	1.29%	1.03%
Class Y*	0.92%	1.80%	1.52%
Class Z	0.68%	1.55%	1.29%
Institutional Class*	0.98%	1.85%	1.56%
ICE BofA 3-Month U.S. Treasury Bill Index	0.07%	1.16%	0.63%
ICE BofA 1-Year U.S. Treasury Note Index	0.17%	1.46%	0.89%
*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class S shares, Class Y shares, Institutional Class shares and Class Z shares based on the differences in sales loads and fees paid by shareholders in the different classes. The inception date of Class A shares, Class C shares, Class S shares, Class Y shares and Institutional Class shares was April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012 and April 12, 2012, respectively. Class A shares', Class C shares', Class S shares', Class Y shares' and Institutional Class shares' performance was calculated using the historical performance of Class Z shares for the periods prior to April 12, 2012, April 12, 2012, October 27, 2017, April 12, 2012 and April 12, 2012, respectively. The returns have been restated for sales loads and fees applicable to Class A, Class C, Class S, Class Y and Institutional Class shares.
**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 2.04% of the NAV (or 2.00% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class S shares, Class Y shares, Class Z shares and Institutional Class shares are not subject to sales charges.
The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Notes to Chart
ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days that assumes reinvestment of all income.
ICE BofA 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding two-year Treasury Note Bill that matures closest to, but, not beyond one year from the rebalancing date.

Tabular Presentation of Portfolio of Investments (Unaudited)
September 30, 2021
The tables below provide each Fund’s geographic allocation, sector allocation and/or credit quality. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.
Touchstone Active Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	48.4%
AA/Aa	7.1
A/A	11.5
BBB/Baa	24.4
BB/Ba	2.0
B/B	1.7
CCC	0.3
Not Rated	2.8
Cash Equivalents	1.8
Total	100.0%
Touchstone Anti-Benchmark® International Core Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	30.4%
Hong Kong	9.3
United Kingdom	8.1
Denmark	5.7
France	4.9
Spain	4.9
Israel	4.3
Australia	4.2
Finland	3.6
Germany	2.7
Belgium	2.6
Switzerland	2.5
Luxembourg	2.5
Italy	2.0
China	1.5
Sweden	1.5
United States	1.5
Ireland	1.5
New Zealand	1.3
Norway	1.3
Netherlands	1.1
Jordan	0.9
Portugal	0.5
United Arab Emirates	0.0
Short-Term Investment Funds	3.2
Other Assets/Liabilities (Net)	(2.0)
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone Credit Opportunities Fund

Credit Quality*(% of Fixed Income Securities)
BBB/Baa	2.3%
BB/Ba	39.0
B/B	39.8
CCC	7.9
Not Rated	6.1
Cash Equivalents	4.9
Total	100.0%
Sector Allocation**(% of Net Assets)
Long Positions
Corporate Bonds
Energy	7.9%
Communication Services	7.4
Consumer Staples	6.9
Industrials	6.6
Consumer Discretionary	5.2
Health Care	4.2
Materials	4.2
Financials	4.0
Real Estate	2.4
Information Technology	2.2
Utilities	1.4
Bank Loans	33.2
Asset-Backed Securities	4.6
Common Stocks
Energy	1.5
Industrials	0.5
Information Technology	0.0
Exchange-Traded Fund	0.4
Warrants	0.0
Purchased Call Options	0.0
Short-Term Investment Funds	2.5
Other Assets/Liabilities (Net)	5.2
100.3%
Short Positions
Corporate Bonds	(0.3)
Written Call Options	(0.0)
Total	100.0%
Touchstone Dividend Equity Fund

Sector Allocation**(% of Net Assets)
Information Technology	23.9%
Financials	14.0
Health Care	13.5
Consumer Discretionary	10.2
Industrials	10.0
Communication Services	8.6
Consumer Staples	7.0
Energy	4.4
Utilities	2.9
Materials	2.8
Real Estate	2.6
Short-Term Investment Fund	0.6
Other Assets/Liabilities (Net)	(0.5)
Total	100.0%
Touchstone High Yield Fund

Credit Quality*(% of Fixed Income Securities)
BBB/Baa	5.9%
BB/Ba	57.3
B/B	34.0
CCC	3.5
CC	0.3
Not Rated	0.9
Cash Equivalents	(1.9)
Total	100.0%
Touchstone Impact Bond Fund

Credit Quality*(% of Fixed Income Securities)
AAA/Aaa	63.7%
AA/Aa	10.8
A/A	13.2
BBB/Baa	8.1
BB/Ba	1.0
B/B	0.3
Not Rated	1.7
Cash Equivalents	1.2
Total	100.0%

* Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.
** Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone International ESG Equity Fund

Geographic Allocation(% of Net Assets)
Common Stocks
Japan	15.4%
France	12.6
Germany	11.5
Sweden	10.2
United Kingdom	8.2
South Korea	6.1
Switzerland	5.6
China	5.3
Taiwan	4.1
Denmark	4.0
India	3.5
Singapore	2.9
Canada	2.6
Italy	2.5
Netherlands	2.2
Thailand	1.5
Exchange-Traded Funds	0.7
Short-Term Investment Fund	1.0
Other Assets/Liabilities (Net)	0.1
Total	100.0%
Touchstone Mid Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	23.6%
Information Technology	18.7
Financials	13.3
Materials	11.9
Consumer Discretionary	11.8
Consumer Staples	8.4
Health Care	6.4
Real Estate	2.4
Short-Term Investment Fund	3.6
Other Assets/Liabilities (Net)	(0.1)
Total	100.0%
Touchstone Mid Cap Value Fund

Sector Allocation*(% of Net Assets)
Financials	17.0%
Industrials	13.3
Consumer Discretionary	10.5
Consumer Staples	10.2
Health Care	10.0
Utilities	9.8
Real Estate	8.8
Information Technology	8.2
Materials	6.5
Energy	5.0
Short-Term Investment Funds	1.7
Other Assets/Liabilities (Net)	(1.0)
Total	100.0%
Touchstone Sands Capital Select Growth Fund

Sector Allocation*(% of Net Assets)
Information Technology	34.0%
Communication Services	32.0
Consumer Discretionary	13.8
Health Care	12.1
Industrials	6.3
Short-Term Investment Funds	2.1
Other Assets/Liabilities (Net)	(0.3)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Tabular Presentation of Portfolio of Investments (Unaudited) (Continued)
Touchstone Small Cap Fund

Sector Allocation*(% of Net Assets)
Industrials	25.7%
Consumer Discretionary	21.7
Financials	14.3
Materials	9.8
Information Technology	8.5
Real Estate	7.8
Health Care	4.3
Consumer Staples	3.5
Energy	1.1
Short-Term Investment Fund	3.3
Other Assets/Liabilities (Net)	(0.0)
Total	100.0%
Touchstone Small Cap Value Fund

Sector Allocation*(% of Net Assets)
Industrials	22.3%
Financials	21.7
Consumer Staples	8.8
Consumer Discretionary	8.2
Real Estate	7.8
Information Technology	7.4
Materials	6.5
Utilities	4.9
Health Care	4.6
Energy	3.2
Communication Services	1.9
Exchange-Traded Fund	1.5
Short-Term Investment Funds	2.2
Other Assets/Liabilities (Net)	(1.0)
Total	100.0%
Touchstone Ultra Short Duration Fixed Income Fund

Credit Quality**(% of Fixed Income Securities)
AAA/Aaa	35.9%
AA/Aa	9.9
A/A	15.7
BBB/Baa	13.7
B/B	0.0
CCC	0.1
Not Rated	16.3
Cash Equivalents	8.4
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).
** Credit quality ratings are from Standard & Poor's (“S&P”) and Moody's Investors Service (“Moody's”). If agency ratings differ, the higher rating will be used. Where no rating has been assigned, it may be for reasons unrelated to the creditworthiness of the issuer.

Portfolio of Investments
Touchstone Active Bond Fund – September 30, 2021
Principal Amount		Market Value
	Corporate Bonds — 35.9%
	Financials — 9.2%
$ 1,447,000	Allstate Corp. (The), 1.450%, 12/15/30	$ 1,380,659
793,000	American Financial Group, Inc., 5.250%, 4/2/30	961,885
1,216,000	Ares Capital Corp., 3.250%, 7/15/25	1,278,453
200,000	Banco Nacional de Panama (Panama), 144a, 2.500%, 8/11/30	190,722
1,158,000	Bank of America Corp., 2.687%, 4/22/32	1,180,945
873,000	Bank of America Corp., 3.705%, 4/24/28	958,922
1,158,000	Bank of America Corp., MTN, 4.000%, 1/22/25	1,258,161
1,038,000	Bank of Montreal (Canada), 3.803%, 12/15/32	1,136,665
1,410,000	Bank of Nova Scotia (The) (Canada), Ser 2, 3.625%, 10/27/81	1,403,020
709,000	Berkshire Hathaway Finance Corp., 4.250%, 1/15/49	868,096
767,000	BNP Paribas SA (France), 144a, 4.625%, 3/13/27	861,733
1,160,000	Charles Schwab Corp. (The), 1.150%, 5/13/26	1,161,558
1,290,000	Citigroup, Inc., 0.981%, 5/1/25	1,294,002
770,000	Citigroup, Inc., 3.200%, 10/21/26	829,830
494,000	Citigroup, Inc., 4.750%, 5/18/46	620,523
1,187,000	Cooperatieve Rabobank UA (Netherlands), 144a, 1.106%, 2/24/27	1,169,471
1,555,000	Corestates Capital III, 144a, (3M LIBOR +0.570%), 0.695%, 2/15/27(A)	1,516,312
542,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	649,205
1,376,000	Goldman Sachs Group, Inc. (The), 2.615%, 4/22/32	1,390,063
608,000	Goldman Sachs Group, Inc. (The), 3.691%, 6/5/28	668,906
833,000	HSBC Holdings PLC (United Kingdom), 3.900%, 5/25/26	917,124
1,327,000	Huntington Bancshares, Inc., 2.550%, 2/4/30	1,370,623
1,447,000	JPMorgan Chase & Co., 2.956%, 5/13/31	1,502,904
1,113,000	JPMorgan Chase & Co., 3.509%, 1/23/29	1,211,382
1,069,000	Lloyds Banking Group PLC (United Kingdom), 3.574%, 11/7/28	1,162,914
1,106,000	Morgan Stanley, 3.950%, 4/23/27	1,229,753
922,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.850%, 9/30/47	1,049,617
1,410,000	NTC Capital I, Ser A, (3M LIBOR +0.520%), 0.646%, 1/15/27(A)	1,409,825
1,497,000	PNC Capital Trust, (3M LIBOR +0.570%), 0.690%, 6/1/28(A)	1,451,512
1,348,000	Toronto-Dominion Bank (The) (Canada), MTN, 1.150%, 6/12/25	1,350,504
2,296,000	Truist Bank, Ser A, (3M LIBOR +0.670%), 0.790%, 5/15/27(A)	2,247,996
		35,683,285
	Energy — 4.1%
1,050,000	Aker BP ASA (Norway), 144a, 3.000%, 1/15/25	1,104,995
1,010,000	Boardwalk Pipelines LP, 4.800%, 5/3/29	1,155,353
712,000	Canadian Natural Resources Ltd. (Canada), 6.250%, 3/15/38	945,315
832,000	Cenovus Energy, Inc. (Canada), 5.250%, 6/15/37	989,940
1,370,000	Cheniere Corpus Christi Holdings LLC, 7.000%, 6/30/24	1,549,324
1,049,000	Diamondback Energy, Inc., 3.125%, 3/24/31	1,088,038
400,000	Ecopetrol SA (Colombia), 6.875%, 4/29/30	468,200
1,268,000	Enable Midstream Partners LP, 4.150%, 9/15/29	1,373,141
350,000	Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 144a, 2.625%, 3/31/36	344,566
500,000	KazMunayGas National Co. JSC (Kazakhstan), 144a, 4.750%, 4/19/27	558,870
200,000	KazMunayGas National Co. JSC (Kazakhstan), 144a, 5.750%, 4/19/47	239,976
250,000	MC Brazil Downstream Trading SARL (Brazil), 144a, 7.250%, 6/30/31	251,375
Principal Amount		Market Value

	Energy — (Continued)
$ 1,059,000	NGPL PipeCo LLC, 144a, 7.768%, 12/15/37	$ 1,515,338
659,000	Ovintiv Exploration, Inc., 5.375%, 1/1/26	744,839
200,000	Pertamina Persero PT (Indonesia), 144a, 6.450%, 5/30/44	260,590
200,000	Petrobras Global Finance BV (Brazil), 6.850%, 6/5/2115	206,700
200,000	Petroleos del Peru SA (Peru), 144a, 4.750%, 6/19/32	206,000
200,000	Petroleos del Peru SA (Peru), 144a, 5.625%, 6/19/47	199,782
100,000	Petroleos Mexicanos (Mexico), 4.875%, 1/24/22	101,080
250,000	Petroleos Mexicanos (Mexico), 6.750%, 9/21/47	218,041
204,000	Petroleos Mexicanos (Mexico), 6.840%, 1/23/30	210,202
181,000	Petroleos Mexicanos (Mexico), 7.690%, 1/23/50	171,190
943,000	Phillips 66 Partners LP, 3.150%, 12/15/29	984,629
400,000	Qatar Petroleum (Qatar), 144a, 3.125%, 7/12/41	399,808
250,000	SA Global Sukuk Ltd. (Saudi Arabia), 144a, 2.694%, 6/17/31	252,152
200,000	Saudi Arabian Oil Co. (Saudi Arabia), 144a, 4.250%, 4/16/39	224,228
350,000	YPF, SA (Argentina), 144a, 6.950%, 7/21/27	258,125
		16,021,797
	Industrials — 3.6%
200,000	Aeropuerto Internacional de Tocumen SA (Panama), 144a, 4.000%, 8/11/41	205,256
1,094,000	Amcor Flexibles North America, Inc., 2.630%, 6/19/30	1,115,862
321,000	Boeing Co. (The), 5.040%, 5/1/27	369,080
345,000	Boeing Co. (The), 5.805%, 5/1/50	458,239
899,000	Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	1,257,743
1,422,000	CNH Industrial Capital LLC, 1.450%, 7/15/26	1,415,160
1,034,000	FedEx Corp., 5.100%, 1/15/44	1,309,577
1,123,000	John Deere Capital Corp., MTN, 2.450%, 1/9/30	1,167,771
923,000	Norfolk Southern Corp., 4.837%, 10/1/41	1,172,817
1,152,000	Roper Technologies, Inc., 2.950%, 9/15/29	1,220,781
375,000	Transnet SOC Ltd. (South Africa), 144a, 4.000%, 7/26/22	378,787
1,352,000	Waste Management, Inc., 2.500%, 11/15/50	1,247,256
1,588,000	Weir Group PLC (The) (United Kingdom), 144a, 2.200%, 5/13/26	1,603,093
1,005,000	Xylem, Inc., 1.950%, 1/30/28	1,010,285
		13,931,707
	Utilities — 3.2%
200,000	Alfa Desarrollo SpA (Chile), 144a, 4.550%, 9/27/51	195,250
676,000	American Water Capital Corp., 6.593%, 10/15/37	988,970
1,303,000	Cleveland Electric Illuminating Co. (The), 144a, 4.550%, 11/15/30	1,517,715
825,000	Duke Energy Progress LLC, 4.150%, 12/1/44	969,749
819,000	Edison International, 4.125%, 3/15/28	872,514
1,068,000	Electricite de France SA (France), 144a, 4.875%, 9/21/38	1,306,143
200,000	Eskom Holdings SOC Ltd. (South Africa), 144a, 7.125%, 2/11/25	207,963
203,000	Genneia SA (Argentina), 144a, 8.750%, 9/2/27	194,271
297,000	Metropolitan Edison Co., 144a, 4.300%, 1/15/29	332,560
1,409,000	Pacific Gas and Electric Co., 3.500%, 8/1/50	1,275,135
988,000	PacifiCorp., 5.750%, 4/1/37	1,330,735
200,000	Perusahaan Listrik Negara PT (Indonesia), 144a, 4.875%, 7/17/49	213,800
821,000	Virginia Electric & Power Co., 3.300%, 12/1/49	871,238
2,024,000	WEC Energy Group, Inc., (3M LIBOR +2.112%), 2.237%, 5/15/67(A)	1,905,697
		12,181,740
	Communication Services — 3.0%
467,000	Alphabet, Inc., 1.900%, 8/15/40	418,335
1,000,000	AT&T, Inc., 3.850%, 6/1/60	1,031,158

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 35.9% (Continued)
	Communication Services — (Continued)
$ 700,000	AT&T, Inc., 4.500%, 5/15/35	$ 818,296
1,340,000	British Telecommunications PLC (United Kingdom), 144a, 3.250%, 11/8/29	1,400,585
773,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	1,048,996
899,000	Comcast Corp., 4.000%, 3/1/48	1,027,238
392,000	Deutsche Telekom International Finance BV (Germany), 8.750%, 6/15/30	580,858
1,147,000	Netflix, Inc., 144a, 4.875%, 6/15/30	1,350,593
1,325,000	T-Mobile USA, Inc., 3.875%, 4/15/30	1,465,331
1,586,000	Verizon Communications, Inc., 2.987%, 10/30/56	1,472,645
847,000	ViacomCBS, Inc., 4.950%, 5/19/50†	1,058,027
		11,672,062
	Health Care — 2.8%
927,000	AbbVie, Inc., 4.450%, 5/14/46	1,114,694
1,038,000	Alcon Finance Corp. (Switzerland), 144a, 3.800%, 9/23/49	1,150,434
848,000	Becton Dickinson and Co., 4.685%, 12/15/44	1,054,409
740,000	Bristol-Myers Squibb Co., 5.000%, 8/15/45	992,352
966,000	CommonSpirit Health, 4.187%, 10/1/49	1,100,566
440,000	CommonSpirit Health, 4.200%, 8/1/23	466,857
883,000	CVS Health Corp., 5.125%, 7/20/45	1,135,654
1,180,000	DH Europe Finance II Sarl, 3.250%, 11/15/39	1,255,946
1,042,000	Mylan, Inc., 4.550%, 4/15/28	1,188,412
156,000	Rede D'or Finance Sarl (Brazil), 144a, 4.500%, 1/22/30	155,368
1,214,000	UnitedHealth Group, Inc., 3.500%, 8/15/39	1,343,075
		10,957,767
	Consumer Staples — 2.4%
1,401,000	7-Eleven, Inc., 144a, 0.950%, 2/10/26	1,375,369
1,358,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.900%, 2/1/46	1,684,982
1,179,000	Imperial Brands Finance PLC (United Kingdom), 144a, 4.250%, 7/21/25	1,284,947
717,000	Kroger Co. (The), 5.000%, 4/15/42	907,807
1,065,000	Mars, Inc., 144a, 3.875%, 4/1/39	1,231,048
1,460,000	Reynolds American, Inc. (United Kingdom), 4.450%, 6/12/25	1,610,606
756,000	Starbucks Corp., 3.350%, 3/12/50	783,370
400,000	Ulker Biskuvi Sanayi AS (Turkey), 144a, 6.950%, 10/30/25	423,948
		9,302,077
	Information Technology — 2.3%
729,000	Apple, Inc., 4.650%, 2/23/46	946,701
1,181,000	Fiserv, Inc., 3.500%, 7/1/29	1,286,118
1,216,000	Hewlett Packard Enterprise Co., 4.650%, 10/1/24	1,343,116
1,351,000	Microchip Technology, Inc., 144a, 0.983%, 9/1/24	1,349,159
535,000	Microsoft Corp., 3.500%, 2/12/35	615,107
987,000	NXP BV / NXP Funding LLC (China), 144a, 5.350%, 3/1/26	1,140,944
200,000	SK Hynix, Inc. (South Korea), 144a, 2.375%, 1/19/31	193,902
723,000	Visa, Inc., 4.150%, 12/14/35	870,015
1,248,000	VMware, Inc., 1.400%, 8/15/26	1,241,718
		8,986,780
	Consumer Discretionary — 2.2%
615,000	Ford Motor Credit Co. LLC, 3.664%, 9/8/24	635,756
643,000	General Motors Financial Co., Inc., 4.350%, 4/9/25	705,809
528,000	General Motors Financial Co., Inc., 5.650%, 1/17/29	634,923
200,000	Genm Capital Labuan Ltd. (Malaysia), 144a, 3.882%, 4/19/31	197,691
Principal Amount		Market Value

	Consumer Discretionary — (Continued)
$ 645,000	Home Depot, Inc. (The), 5.950%, 4/1/41	$ 919,854
1,068,000	Hyundai Capital America, 144a, 2.650%, 2/10/25	1,109,649
1,274,000	Lowe's Cos, Inc., 4.500%, 4/15/30	1,491,977
1,842,000	Procter & Gamble Co. (The), 1.200%, 10/29/30	1,750,223
1,053,000	Walmart, Inc., 2.850%, 7/8/24	1,115,953
		8,561,835
	Real Estate — 2.0%
1,119,000	Crown Castle International Corp. REIT, 3.650%, 9/1/27	1,229,687
954,000	Equinix, Inc. REIT, 2.900%, 11/18/26	1,011,244
1,281,000	Healthcare Realty Trust, Inc. REIT, 2.400%, 3/15/30	1,284,099
1,244,000	Host Hotels & Resorts LP REIT, 4.500%, 2/1/26	1,362,030
525,000	Mid-America Apartments LP REIT, 3.750%, 6/15/24	562,877
800,000	Sabra Health Care LP REIT, 5.125%, 8/15/26	895,655
406,000	STORE Capital Corp. REIT, 4.500%, 3/15/28	457,389
828,000	STORE Capital Corp. REIT, 4.625%, 3/15/29	937,229
		7,740,210
	Materials — 1.1%
773,000	Braskem America Finance Co. (Brazil), 144a, 7.125%, 7/22/41	999,103
200,000	Braskem Netherlands Finance BV (Brazil), 144a, 4.500%, 1/10/28	212,480
300,000	Cemex SAB de CV (Mexico), 144a, 3.875%, 7/11/31	300,180
200,000	Corp. Nacional del Cobre de Chile (Chile), 144a, 4.500%, 9/16/25	221,000
200,000	Indonesia Asahan Aluminium Persero PT (Indonesia), 6.757%, 11/15/48	257,260
200,000	Indonesia Asahan Aluminium Persero PT (Indonesia), 144a, 5.450%, 5/15/30	230,000
200,000	Metinvest BV (Ukraine), 144a, 7.750%, 10/17/29	216,500
200,000	OCP SA (Morocco), 144a, 5.125%, 6/23/51	198,000
200,000	OCP SA (Morocco), 144a, 6.875%, 4/25/44	242,040
914,000	Sherwin-Williams Co. (The), 4.500%, 6/1/47	1,105,521
200,000	Suzano Austria GmbH (Brazil), 5.000%, 1/15/30	221,700
		4,203,784
	Total Corporate Bonds	$139,243,044
	U.S. Treasury Obligations — 30.6%
17,745,000	U.S. Treasury Bond, 1.750%, 8/15/41	16,921,521
3,135,000	U.S. Treasury Bond, 1.875%, 2/15/41	3,059,564
983,000	U.S. Treasury Bond, 1.875%, 2/15/51	934,772
2,000,000	U.S. Treasury Bond, 3.000%, 5/15/42	2,333,437
5,605,000	U.S. Treasury Note, 0.125%, 4/30/23	5,597,337
27,070,000	U.S. Treasury Note, 0.250%, 10/31/25	26,440,834
4,900,000	U.S. Treasury Note, 0.375%, 3/31/22	4,907,656
30,020,000	U.S. Treasury Note, 0.750%, 5/31/26	29,756,152
5,375,000	U.S. Treasury Note, 1.125%, 2/28/22	5,398,516
5,500,000	U.S. Treasury Note, 1.125%, 2/15/31	5,322,109
1,875,000	U.S. Treasury Note, 1.750%, 5/15/22	1,894,775
5,000,000	U.S. Treasury Note, 2.000%, 2/15/25	5,228,711
3,000,000	U.S. Treasury Note, 2.000%, 8/15/25	3,140,391
2,700,000	U.S. Treasury Note, 2.000%, 11/15/26	2,831,520
2,000,000	U.S. Treasury Note, 2.125%, 3/31/24	2,084,844
3,000,000	U.S. Treasury Note, 2.625%, 2/28/23	3,103,711
	Total U.S. Treasury Obligations	$118,955,850
	Asset-Backed Securities — 8.9%
1,100,000	AB BSL CLO 2 Ltd. (Cayman Islands), Ser 2021-2A, Class B1, 144a, (3M LIBOR +1.650%), 1.780%, 4/15/34(A)	1,100,659
2,091,735	Adams Outdoor Advertising LP, Ser 2018-1, Class A, 144a, 4.810%, 11/15/48	2,197,446

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 8.9% (Continued)
$ 1,400,000	Aimco CLO 11 Ltd. (Cayman Islands), Ser 2020-11A, Class A2, 144a, (3M LIBOR +1.300%), 1.426%, 10/15/31(A)	$ 1,400,096
1,375,000	Benefit Street Partners CLO XIX Ltd. (Cayman Islands), Ser 2019-19A, Class B, 144a, (3M LIBOR +2.000%), 2.126%, 1/15/33(A)	1,375,830
825,000	BSPRT Issuer Ltd. (Cayman Islands), Ser 2018-FL4, Class D, 144a, (1M LIBOR +2.750%), 2.834%, 9/15/35(A)	822,941
996,227	CF Hippolyta LLC, Ser 2020-1, Class A1, 144a, 1.690%, 7/15/60	1,009,486
1,505,000	CIFC Funding Ltd. (Cayman Islands), Ser 2016-1A, Class A1R, 144a, (3M LIBOR +1.350%), 1.484%, 10/21/31(A)	1,505,533
2,023	CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(A)(B)	2,070
2,872,500	Coinstar Funding LLC, Ser 2017-1A, Class A2, 144a, 5.216%, 4/25/47	2,877,260
1,275,000	DRIVEN BRANDS FUNDING LLC, Ser 2021-1A, Class A2, 144a, 2.791%, 10/20/51	1,275,000
127,412	FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 8.370%, 12/25/29(A)(B)	151,823
9,605	FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.089%, 10/25/31(A)(B)	10,244
849,695	Hilton Grand Vacations Trust, Ser 2020-AA, Class A, 144a, 2.740%, 2/25/39	883,532
1,637,625	Jack In The Box Funding LLC, Ser 2019-1A, Class A2I, 144a, 3.982%, 8/25/49	1,671,078
970,000	Jersey Mike's Funding, Ser 2019-1A, Class A2, 144a, 4.433%, 2/15/50	1,029,241
1,850,000	Madison Park Funding XVIII Ltd. (Cayman Islands), Ser 2015-18A, Class BR, 144a, (3M LIBOR +1.600%), 1.734%, 10/21/30(A)	1,850,144
1,505,000	Madison Park Funding XXXV Ltd. (Cayman Islands), Ser 2019-35A, Class A2AR, 144a, (3M LIBOR +1.200%), 1.334%, 4/20/32(A)	1,505,668
759,244	Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	825,855
947,979	Mill City Mortgage Loan Trust, Ser 2018-3, Class M3, 144a, 3.250%, 8/25/58(A)(B)	982,230
1,197,000	Neighborly Issuer LLC, Ser 2021-1A, Class A2, 144a, 3.584%, 4/30/51	1,232,729
1,400,000	New Mountain CLO 1 Ltd. (Cayman Islands), Ser CLO-1A, Class A1, 144a, (3M LIBOR +1.550%), 1.676%, 10/15/32(A)	1,401,718
1,375,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2015-1A, Class B1R2, 144a, (3M LIBOR +1.900%), 2.025%, 11/15/32(A)	1,375,289
87,631	Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a, 2.610%, 3/8/29	88,637
1,163,500	TAL Advantage VII LLC, Ser 2020-1A, Class A, 144a, 2.050%, 9/20/45	1,171,142
248,062	Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a, 4.000%, 3/25/54(A)(B)	248,715
535,396	Towd Point Mortgage Trust, Ser 2015-4, Class A2, 144a, 3.750%, 4/25/55(A)(B)	536,910
650,000	Towd Point Mortgage Trust, Ser 2017-2, Class M1, 144a, 3.750%, 4/25/57(A)(B)	684,070
1,713,291	Towd Point Mortgage Trust, Ser 2019-1, Class A1, 144a, 3.705%, 3/25/58(A)(B)	1,804,369
600,000	Voya CLO Ltd. (Cayman Islands), Ser 2017-4A, Class A1, 144a, (3M LIBOR +1.130%), 1.256%, 10/15/30(A)	600,022
Principal Amount		Market Value
	Asset-Backed Securities — 8.9% (Continued)
$ 1,505,000	Voya CLO Ltd. (Cayman Islands), Ser 2019-2A, Class A, 144a, (3M LIBOR +1.270%), 1.404%, 7/20/32(A)	$ 1,505,071
1,475,000	Whitebox CLO II Ltd. (Cayman Islands), Ser 2020-2A, Class A1, 144a, (3M LIBOR +1.750%), 1.875%, 10/24/31(A)	1,475,731
	Total Asset-Backed Securities	$34,600,539
	U.S. Government Mortgage-Backed Obligations — 6.9%
76,806	FHLMC, Pool #1Q0339, (12M LIBOR +1.882%), 2.210%, 4/1/37(A)	81,634
8,544	FHLMC, Pool #A12886, 5.000%, 8/1/33	9,720
50,085	FHLMC, Pool #A13842, 6.000%, 9/1/33	56,304
5,593	FHLMC, Pool #A21415, 5.000%, 5/1/34	6,328
12,685	FHLMC, Pool #A35682, 5.000%, 7/1/35	14,487
8,119	FHLMC, Pool #A36523, 5.000%, 8/1/35	9,259
31,090	FHLMC, Pool #A46590, 5.000%, 8/1/35	34,223
3,418	FHLMC, Pool #A64971, 5.500%, 8/1/37	3,968
1,971,180	FHLMC, Pool #A89148, 4.000%, 10/1/39	2,180,730
56,122	FHLMC, Pool #A96485, 4.500%, 1/1/41	62,716
343,589	FHLMC, Pool #A97897, 4.500%, 4/1/41	386,396
15,576	FHLMC, Pool #C62740, 7.000%, 1/1/32	17,495
12,771	FHLMC, Pool #C72254, 6.500%, 7/1/32	14,353
29,254	FHLMC, Pool #C90986, 7.000%, 6/1/26	31,291
10,723	FHLMC, Pool #G02184, 5.000%, 4/1/36	12,237
1,853,998	FHLMC, Pool #G05624, 4.500%, 9/1/39	2,079,162
170,259	FHLMC, Pool #G05733, 5.000%, 11/1/39	194,890
58,632	FHLMC, Pool #J13584, 3.500%, 11/1/25	62,571
980,594	FHLMC REMIC, Pool #RA2970, 2.500%, 7/1/50	1,014,158
25,561	FNMA, Pool #255628, 5.500%, 2/1/25	28,522
7,800	FNMA, Pool #426830, 8.000%, 11/1/24	7,886
5,719	FNMA, Pool #540040, 7.500%, 6/1/28	5,741
9,553	FNMA, Pool #561741, 7.500%, 1/1/31	10,836
17,056	FNMA, Pool #640291, 7.000%, 8/1/32	17,117
17,738	FNMA, Pool #670402, 6.500%, 6/1/32	20,210
99,731	FNMA, Pool #745257, 6.000%, 1/1/36	117,778
56,654	FNMA, Pool #748895, 6.000%, 12/1/33	60,452
34,531	FNMA, Pool #758564, 6.000%, 9/1/24	38,684
55,845	FNMA, Pool #810049, 5.500%, 3/1/35	62,738
65,367	FNMA, Pool #819297, 6.000%, 9/1/35	76,579
575,813	FNMA, Pool #881279, 5.000%, 11/1/36	656,314
22,408	FNMA, Pool #889060, 6.000%, 1/1/38	27,076
55,361	FNMA, Pool #889061, 6.000%, 1/1/38	65,439
3,738	FNMA, Pool #895657, 6.500%, 8/1/36	4,192
103,146	FNMA, Pool #905049, 5.500%, 11/1/36	115,491
397,055	FNMA, Pool #928553, 5.500%, 8/1/37	462,849
296,397	FNMA, Pool #931535, 5.500%, 7/1/39	317,002
120,324	FNMA, Pool #AA3467, 4.500%, 4/1/39	134,894
197,131	FNMA, Pool #AA4584, 4.500%, 4/1/39	221,001
45,598	FNMA, Pool #AB1800, 4.000%, 11/1/40	50,487
98,877	FNMA, Pool #AB2452, 4.000%, 3/1/26	105,118
27,371	FNMA, Pool #AD3775, 4.500%, 3/1/25	28,777
45,198	FNMA, Pool #AD6193, 5.000%, 6/1/40	51,700
59,634	FNMA, Pool #AE1568, 4.000%, 9/1/40	65,423
357,770	FNMA, Pool #AE2497, 4.500%, 9/1/40	402,212
34,101	FNMA, Pool #AE5441, 5.000%, 10/1/40	38,397
134,527	FNMA, Pool #AH1135, 5.000%, 1/1/41	152,028
50,918	FNMA, Pool #AH3671, 4.000%, 2/1/26	54,090
337,587	FNMA, Pool #AH6622, 4.000%, 3/1/41	380,308
326,120	FNMA, Pool #AL0150, 4.000%, 2/1/41	361,037
65,175	FNMA, Pool #AL0211, 5.000%, 4/1/41	74,484
1,878,458	FNMA, Pool #AL5718, 3.500%, 9/1/44	2,050,290
388,936	FNMA, Pool #AS0779, 4.000%, 10/1/43	434,331

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 6.9% (Continued)
$ 27,995	FNMA, Pool #AS7813, 4.000%, 8/1/46	$ 30,498
2,445,454	FNMA, Pool #BT7156, 2.000%, 8/1/51	2,452,256
1,762,674	FNMA, Pool #FM4660, 2.000%, 10/1/35	1,819,122
1,913,452	FNMA, Pool #FM4702, 2.500%, 10/1/50	1,983,781
641,308	FNMA, Pool #FM4996, 2.000%, 12/1/50	645,067
2,445,520	FNMA, Pool #FM5085, 2.000%, 12/1/50	2,458,612
1,147,979	FNMA, Pool #FM8360, 2.500%, 8/1/51	1,188,431
1,197,965	FNMA, Pool #FM8361, 2.500%, 8/1/51	1,235,925
1,129,710	FNMA, Pool #MA4128, 2.000%, 9/1/40	1,138,397
852,191	GNMA, Pool #4424, 5.000%, 4/20/39	971,831
	Total U.S. Government Mortgage-Backed Obligations	$26,895,325
	Non-Agency Collateralized Mortgage Obligations — 4.8%
1,912	Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 2.545%, 3/25/35(A)(B)	1,951
1,442,976	Agate Bay Mortgage Trust, Ser 2015-7, Class B1, 144a, 3.698%, 10/25/45(A)(B)	1,469,212
2,248,794	Agate Bay Mortgage Trust, Ser 2015-7, Class B2, 144a, 3.698%, 10/25/45(A)(B)	2,284,990
638,357	CSMC Trust, Ser 2013-7, Class B3, 144a, 3.539%, 8/25/43(A)(B)	643,731
814,960	CSMC Trust, Ser 2014-OAK1, Class B4, 144a, 3.691%, 11/25/44(A)(B)	820,587
1,208,153	CSMC Trust, Ser 2015-1, Class B3, 144a, 3.938%, 1/25/45(A)(B)	1,220,413
1,275,904	CSMC Trust, Ser 2015-2, Class B4, 144a, 3.902%, 2/25/45(A)(B)	1,284,053
1,236,377	CSMC Trust, Ser 2015-WIN1, Class B3, 144a, 3.817%, 12/25/44(A)(B)	1,243,773
795,675	CSMC Trust, Ser 2018-RPL9, Class A, 144a, 3.850%, 9/25/57(A)(B)	837,460
92,089	Galton Funding Mortgage Trust, Ser 2019-1, Class A22, 144a, 4.000%, 2/25/59(A)(B)	92,993
525,278	GS Mortgage-Backed Securities Corp. Trust, Ser 2020-PJ3, Class A14, 144a, 3.000%, 10/25/50(A)(B)	533,711
1,028,233	GS Mortgage-Backed Securities Trust, Ser 2021-PJ6, Class A2, 144a, 2.500%, 11/25/51(A)(B)	1,039,921
25,135	JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 2.161%, 2/25/35(A)(B)	26,356
18,800	JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 2.696%, 4/25/35(A)(B)	19,077
20,628	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 2.319%, 6/25/36(A)(B)	16,973
964,405	JP Morgan Mortgage Trust, Ser 2015-IVR2, Class B3, 144a, 2.342%, 1/25/45(A)(B)	972,010
1,696,564	JP Morgan Mortgage Trust, Ser 2017-1, Class B2, 144a, 3.480%, 1/25/47(A)(B)	1,702,576
586,945	JP Morgan Mortgage Trust, Ser 2019-INV1, Class A15, 144a, 4.000%, 10/25/49(A)(B)	594,899
1,572,332	JP Morgan Mortgage Trust, Ser 2021-10, Class A4, 144a, 2.500%, 12/25/51(A)(B)	1,597,576
18,625	MASTR Alternative Loan Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	19,782
146,359	Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	98,057
212,888	Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a, 3.545%, 8/25/43(A)(B)	214,782
201,348	Sequoia Mortgage Trust, Ser 2013-5, Class B1, 144a, 3.506%, 5/25/43(A)(B)	203,609
44,556	Sequoia Mortgage Trust, Ser 2017-1, Class A4, 144a, 3.500%, 2/25/47(A)(B)	44,526
Principal Amount		Market Value
	Non-Agency Collateralized Mortgage Obligations — 4.8% (Continued)
$ 962,249	Sequoia Mortgage Trust, Ser 2017-2, Class A1, 144a, 3.500%, 2/25/47(A)(B)	$ 979,235
509,248	Sequoia Mortgage Trust, Ser 2018-CH4, Class A13, 144a, 4.500%, 10/25/48(A)(B)	514,995
51,507	Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	52,803
	Total Non-Agency Collateralized Mortgage Obligations	$18,530,051
	Commercial Mortgage-Backed Securities — 4.7%
2,500,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 1.534%, 9/15/32(A)	2,489,015
500,000	BANK, Ser 2018-BN14, Class A3, 3.966%, 9/15/60	557,611
1,000,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 2.034%, 2/15/29(A)	1,000,469
1,365,549	COMM Mortgage Trust, Ser 2014-CR14, Class A2, 3.147%, 2/10/47	1,377,019
580,000	DBUBS Mortgage Trust, Ser 2017-BRBK, Class B, 144a, 3.648%, 10/10/34(A)(B)	611,419
550,000	Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a, 3.673%, 9/10/35(A)(B)	577,150
595,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class B, 144a, 3.772%, 10/10/32	607,174
1,750,000	GS Mortgage Securities Trust, Ser 2017-FARM, Class B, 144a, 3.659%, 1/10/43(A)(B)	1,879,213
1,150,000	HONO Mortgage Trust, Ser 2021-LULU, Class B, 144a, (1M LIBOR +1.450%), 1.550%, 10/15/36	1,149,986
3,000,000	Hudson Yards Mortgage Trust, Ser 2016-10HY, Class A, 144a, 2.835%, 8/10/38	3,169,711
528,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a, 2.949%, 9/6/38(A)(B)	554,044
1,600,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-WIKI, Class D, 144a, 4.143%, 10/5/31(A)(B)	1,597,896
1,200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-MINN, Class A, 144a, (1M LIBOR +1.020%), 2.020%, 11/15/35(A)	1,204,827
575,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Class B, 4.443%, 8/15/45(A)(B)	587,534
695,000	WFRBS Commercial Mortgage Trust, Ser 2013-C12, Class B, 3.863%, 3/15/48(A)(B)	717,822
	Total Commercial Mortgage-Backed Securities	$18,080,890
	Sovereign Government Obligations — 3.9%
200,000	Abu Dhabi Government International Bond, 144a, 3.875%, 4/16/50	228,338
200,000	Angolan Government International Bond, 144a, 8.000%, 11/26/29	204,624
275,000	Angolan Government International Bond, 144a, 8.250%, 5/9/28	284,625
12,043	Argentine Republic Government International Bond, 1.000%, 7/9/29	4,605
242,500	Argentine Republic Government International Bond, 1.125%, 7/9/35(A)(B)	78,815
200,000	Bahrain Government International Bond, 144a, 4.250%, 1/25/28	197,000
200,000	Banque Centrale de Tunisie International Bond, 8.250%, 9/19/27	181,952
604,000	Colombia Government International Bond, 5.000%, 6/15/45	587,378
250,000	Colombia Government International Bond, 6.125%, 1/18/41	274,410

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Sovereign Government Obligations — 3.9% (Continued)
$ 200,000	Costa Rica Government International Bond, 144a, 5.625%, 4/30/43	$ 177,502
200,000	Dominican Republic International Bond, 144a, 4.875%, 9/23/32	204,002
200,000	Dominican Republic International Bond, 144a, 5.875%, 4/18/24	211,820
150,000	Dominican Republic International Bond, 144a, 5.950%, 1/25/27	168,751
100,000	Dominican Republic International Bond, 144a, 6.850%, 1/27/45	111,501
26,958	Ecuador Government International Bond, 144a, 7/31/30#	14,389
102,150	Ecuador Government International Bond, 144a, 0.500%, 7/31/40(A)(B)	59,376
347,885	Ecuador Government International Bond, 144a, 1.000%, 7/31/35(A)(B)	229,173
220,050	Ecuador Government International Bond, 144a, 5.000%, 7/31/30(A)(B)	184,844
350,000	Egypt Government International Bond, 144a, 5.750%, 5/29/24	363,610
200,000	Egypt Government International Bond, 144a, 5.800%, 9/30/27	196,372
200,000	Egypt Government International Bond, 144a, 5.875%, 2/16/31	183,754
200,000	Egypt Government International Bond, 144a, 7.500%, 1/31/27	211,272
200,000	Egypt Government International Bond, 144a, 7.500%, 2/16/61	175,216
200,000	Egypt Government International Bond, 144a, 8.150%, 11/20/59	184,258
25,000	El Salvador Government International Bond, 144a, 5.875%, 1/30/25	19,063
100,000	El Salvador Government International Bond, 144a, 6.375%, 1/18/27	74,251
100,000	El Salvador Government International Bond, 144a, 7.650%, 6/15/35	72,000
75,000	El Salvador Government International Bond, 144a, 8.625%, 2/28/29	57,188
200,000	Ghana Government International Bond, 144a, 7.625%, 5/16/29	189,968
200,000	Ghana Government International Bond, 144a, 8.950%, 3/26/51	182,250
200,000	Government of Sharjah Finance Department, 144a, 4.000%, 7/28/50	177,880
200,000	Guatemala Government Bond, 144a, 6.125%, 6/1/50	230,512
300,000	Hungary Government International Bond, 144a, 3.125%, 9/21/51	295,407
200,000	Israel Government International Bond, 4.500%, 4/3/2120	251,050
200,000	Ivory Coast Government International Bond, 144a, 6.375%, 3/3/28	219,500
150,000	Jamaica Government International Bond, 8.000%, 3/15/39	208,126
200,000	Kenya Government International Bond, 144a, 7.250%, 2/28/28	219,468
200,000	Lebanese Republic Government International Bond, MTN, 6.650%, 2/26/30	32,978
656,000	Mexico Government International Bond, 3.771%, 5/24/61	581,892
200,000	Mexico Government International Bond, 4.125%, 1/21/26	223,496
200,000	Mexico Government International Bond, 4.750%, 4/27/32	224,840
Principal Amount		Market Value
	Sovereign Government Obligations — 3.9% (Continued)
$ 300,000	Mexico Government International Bond, 5.000%, 4/27/51	$ 328,737
200,000	Mongolia Government International Bond, 144a, 4.450%, 7/7/31	193,691
200,000	Mongolia Government International Bond, 144a, 5.625%, 5/1/23	209,909
200,000	Nigeria Government International Bond, 5.625%, 6/27/22	204,514
200,000	Nigeria Government International Bond, 144a, 6.125%, 9/28/28	200,552
200,000	Nigeria Government International Bond, 144a, 7.875%, 2/16/32	207,758
250,000	Oman Government International Bond, 144a, 4.125%, 1/17/23	255,000
200,000	Oman Government International Bond, 144a, 5.375%, 3/8/27	208,500
200,000	Oman Sovereign Sukuk Co., 144a, 4.875%, 6/15/30	210,382
200,000	Pakistan Government International Bond, 144a, 6.000%, 4/8/26	198,750
300,000	Pakistan Government International Bond, 144a, 7.875%, 3/31/36	293,823
216,000	Paraguay Government International Bond, 144a, 2.739%, 1/29/33	207,146
200,000	Paraguay Government International Bond, 144a, 5.600%, 3/13/48	231,502
300,000	Perusahaan Penerbit SBSN Indonesia III, 144a, 4.350%, 9/10/24	328,476
1,633,000	Peruvian Government International Bond, 2.780%, 12/1/60	1,376,194
300,000	Province of Santa Fe (Argentina), 144a, 7.000%, 3/23/23	277,503
200,000	Republic of Belarus International Bond, 144a, 6.875%, 2/28/23	202,956
300,000	Republic of South Africa Government International Bond, 4.850%, 9/27/27	314,235
200,000	Republic of South Africa Government International Bond, 5.750%, 9/30/49	190,500
375,000	Sri Lanka Government International Bond, 144a, 6.125%, 6/3/25	234,049
200,000	Sri Lanka Government International Bond, 144a, 7.550%, 3/28/30	121,116
350,000	Turkey Government International Bond, 4.875%, 4/16/43	271,915
400,000	Turkey Government International Bond, 5.750%, 5/11/47	331,360
200,000	Ukraine Government International Bond, 7.750%, 9/1/26	216,868
400,000	Ukraine Government International Bond, 144a, 7.375%, 9/25/32	409,504
	Total Sovereign Government Obligations	$15,202,396
	Agency Collateralized Mortgage Obligations — 2.1%
2,924,376	FHLMC REMIC, Ser 3331, Class PE, 6.000%, 6/15/37	3,415,905
770,321	FHLMC REMIC, Ser 3859, Class JB, 5.000%, 5/15/41	862,393
160,824	FNMA REMIC, Ser 2003-32, Class BZ, 6.000%, 11/25/32	185,570
102,974	FNMA REMIC, Ser 2012-47, Class AI, 3.000%, 5/25/22(C)	537
19,479	FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	19,798
502,584	FNMA REMIC, Ser 2017-90, Class KA, 3.000%, 11/25/47	531,577
59,760	FNMA Trust, Ser 2004-W15, Class 2AF, (1M LIBOR +0.250%), 0.336%, 8/25/44(A)	59,449

Touchstone Active Bond Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 2.1% (Continued)
$ 1,189,000	FREMF Mortgage Trust, Ser 2012-K23, Class C, 144a, 3.782%, 10/25/45(A)(B)	$ 1,216,114
1,160,830	GNMA, Ser 2010-169, Class AW, 4.500%, 12/20/40	1,274,686
5,080,035	GNMA, Ser 2012-147, Class IO, 0.566%, 4/16/54(A)(B)(C)	91,183
2,127,644	GNMA, Ser 2016-113, Class IO, 1.090%, 2/16/58(A)(B)(C)	130,253
10,575,428	GNMA, Ser 2016-140, Class IO, 0.772%, 5/16/58(A)(B)(C)	489,898
	Total Agency Collateralized Mortgage Obligations	$8,277,363
Shares
	Short-Term Investment Funds — 1.4%
4,377,169	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	4,377,169
1,088,958	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	1,088,958
	Total Short-Term Investment Funds	$5,466,127
	Total Investment Securities—99.2% (Cost $376,249,136)	$385,251,585
	Other Assets in Excess of Liabilities — 0.8%	3,280,394
	Net Assets — 100.0%	$388,531,979
(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2021.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $1,046,360.
#	Zero coupon bond - Rate shown reflects effective yield to maturity at time of purchase.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
GNMA – Government National Mortgage Association
IO – Interest Only
JSC – Joint Stock Company
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $109,022,586 or 28.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$139,243,044	$—	$139,243,044
U.S. Treasury Obligations	—	118,955,850	—	118,955,850
Asset-Backed Securities	—	34,600,539	—	34,600,539
U.S. Government Mortgage-Backed Obligations	—	26,895,325	—	26,895,325
Non-Agency Collateralized Mortgage Obligations	—	18,530,051	—	18,530,051
Commercial Mortgage-Backed Securities	—	18,080,890	—	18,080,890
Sovereign Government Obligations	—	15,202,396	—	15,202,396
Agency Collateralized Mortgage Obligations	—	8,277,363	—	8,277,363
Short-Term Investment Funds	5,466,127	—	—	5,466,127
Total	$5,466,127	$379,785,458	$—	$385,251,585
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Anti-Benchmark® International Core Equity Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 98.8%
	Japan — 30.4%
	Communication Services — 4.7%
6,400	Capcom Co. Ltd.	$ 177,831
24,400	CyberAgent, Inc.	470,737
24,600	Nexon Co. Ltd.	394,844
9,100	Nippon Telegraph & Telephone Corp.	252,153
5,600	Square Enix Holdings Co. Ltd.	299,296
41,200	Z Holdings Corp.	263,683
	Consumer Discretionary — 6.4%
17,600	K's Holdings Corp.	181,847
20,800	Pan Pacific International Holdings Corp.	429,174
6,700	Shimamura Co. Ltd.	626,252
2,000	Shimano, Inc.	584,374
16,300	Skylark Holdings Co. Ltd.*	239,340
12,500	ZOZO, Inc.	468,313
	Consumer Staples — 7.7%
6,400	Kobayashi Pharmaceutical Co. Ltd.	507,410
36,000	Lion Corp.	582,273
10,900	Pigeon Corp.	253,401
11,000	Sundrug Co. Ltd.	335,544
1,500	Tsuruha Holdings, Inc.	184,983
15,300	Welcia Holdings Co. Ltd.	551,453
35,000	Yamazaki Baking Co. Ltd.	611,977
	Energy — 0.5%
3,700	Iwatani Corp.	216,274
	Health Care — 1.1%
6,300	Chugai Pharmaceutical Co. Ltd.	230,541
2,500	Eisai Co. Ltd.	187,269
	Industrials — 5.6%
18,900	ANA Holdings, Inc.*	491,352
700	BayCurrent Consulting, Inc.	350,504
3,700	Japan Airlines Co. Ltd.*	88,085
20,800	MonotaRO Co. Ltd.	466,131
15,700	SG Holdings Co. Ltd.	444,169
7,300	West Japan Railway Co.	366,950
	Information Technology — 0.2%
1,500	NET One Systems Co. Ltd.	49,224
200	SHIFT, Inc.*	42,555
	Real Estate — 2.6%
277	GLP J-Reit	455,963
170	Nippon Prologis REIT, Inc.	568,983
	Utilities — 1.6%
12,500	Toho Gas Co. Ltd.	543,674
25,200	Tokyo Electric Power Co. Holdings, Inc.*	71,752
	Total Japan	11,988,311
	Hong Kong — 9.3%
	Communication Services — 1.5%
1,182,844	PCCW Ltd.	606,987
	Consumer Discretionary — 0.8%
29,968	Melco Resorts & Entertainment Ltd. ADR*	306,872
	Consumer Staples — 1.3%
202,000	Vitasoy International Holdings Ltd.†	513,780
	Financials — 1.5%
11,000	Hang Seng Bank Ltd.	188,417
6,800	Hong Kong Exchanges & Clearing Ltd.	417,864
Shares		Market Value

	Hong Kong — (Continued)
	Industrials — 1.8%
11,300	Jardine Matheson Holdings Ltd.	$ 597,298
30,000	Xinyi Glass Holdings, Ltd.	89,492
	Information Technology — 0.9%
33,900	ASM Pacific Technology Ltd.	370,063
	Real Estate — 1.5%
67,100	Link REIT	574,601
	Total Hong Kong	3,665,374
	United Kingdom — 8.1%
	Communication Services — 0.9%
37,891	Pearson PLC	363,383
	Consumer Discretionary — 0.7%
1,987	Games Workshop Group PLC	274,957
	Consumer Staples — 2.4%
138,600	J Sainsbury PLC	531,224
19,174	Ocado Group PLC*	428,497
	Financials — 1.1%
34,613	Hiscox Ltd.	391,569
4,685	IG Group Holdings PLC	50,785
	Health Care — 1.3%
181,755	ConvaTec Group PLC, 144a	528,977
	Industrials — 1.3%
84,946	International Consolidated Airlines Group SA*	202,810
52,167	Royal Mail PLC	296,061
	Information Technology — 0.4%
1,017	Endava PLC ADR*	138,159
	Total United Kingdom	3,206,422
	Denmark — 5.7%
	Health Care — 3.3%
9,987	Ambu A/S - Class B	295,332
2,920	Ascendis Pharma A/S ADR*	465,419
3,515	Coloplast A/S - Class B	549,614
	Industrials — 0.6%
11,522	ISS A/S*	243,539
	Materials — 1.8%
6,513	Chr Hansen Holding A/S	531,997
2,671	Novozymes A/S - Class B	183,059
	Total Denmark	2,268,960
	France — 4.9%
	Communication Services — 0.3%
1,449	Publicis Groupe SA	97,341
	Consumer Discretionary — 0.1%
386	SEB SA	54,304
	Consumer Staples — 1.4%
31,530	Carrefour SA	565,063
	Health Care — 1.3%
4,391	BioMerieux	501,307
	Real Estate — 1.8%
4,629	Covivio REIT	389,008
14,474	Klepierre SA REIT	323,689
	Total France	1,930,712

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 98.8% (Continued)
	Spain — 4.9%
	Communication Services — 0.4%
2,302	Cellnex Telecom SA, 144a	$ 142,126
	Consumer Staples — 1.2%
7,370	Viscofan SA	482,769
	Financials — 3.3%
410,214	Banco de Sabadell SA*	342,929
86,018	Bankinter SA†	503,303
145,174	CaixaBank SA	450,189
	Total Spain	1,921,316
	Israel — 4.3%
	Financials — 2.3%
35,072	Bank Hapoalim BM	308,059
71,490	Bank Leumi Le-Israel BM	605,738
	Health Care — 1.1%
43,960	Teva Pharmaceutical Industries Ltd.*	431,193
	Information Technology — 0.9%
1,316	Nice Ltd.*	372,641
	Total Israel	1,717,631
	Australia — 4.2%
	Consumer Discretionary — 2.2%
4,401	Domino's Pizza Enterprises Ltd.	503,379
14,873	IDP Education Ltd.	360,121
	Consumer Staples — 1.2%
53,194	Treasury Wine Estates Ltd.	469,064
	Information Technology — 0.4%
4,176	WiseTech Global Ltd.	158,367
	Materials — 0.4%
70,869	Evolution Mining Ltd.	179,194
	Total Australia	1,670,125
	Finland — 3.6%
	Communication Services — 1.5%
9,659	Elisa Oyj	600,151
	Consumer Discretionary — 0.7%
7,084	Nokian Renkaat Oyj	253,136
	Health Care — 1.4%
14,025	Orion Oyj - Class B	556,421
	Total Finland	1,409,708
	Germany — 2.7%
	Consumer Discretionary — 0.7%
66,640	TUI AG*	287,966
	Consumer Staples — 0.8%
3,458	HelloFresh SE*	320,286
	Industrials — 1.2%
4,242	Knorr-Bremse AG	453,858
	Total Germany	1,062,110
	Belgium — 2.6%
	Consumer Staples — 1.4%
11,124	Etablissements Franz Colruyt NV	566,961
	Materials — 1.2%
8,100	Umicore SA	479,193
	Total Belgium	1,046,154
Shares		Market Value

	Switzerland — 2.5%
	Consumer Staples — 1.9%
38	Chocoladefabriken Lindt & Spruengli AG	$ 424,873
821	Zur Rose Group AG*	329,475
	Real Estate — 0.6%
1,981	PSP Swiss Property AG	238,677
	Total Switzerland	993,025
	Luxembourg — 2.5%
	Communication Services — 1.2%
52,018	SES SA	465,772
	Health Care — 1.3%
4,092	Eurofins Scientific SE	525,378
	Total Luxembourg	991,150
	Italy — 2.0%
	Communication Services — 0.8%
843,349	Telecom Italia SpA/Milano	329,759
	Health Care — 1.2%
2,203	DiaSorin SpA	462,777
	Total Italy	792,536
	China — 1.5%
	Communication Services — 0.1%
1,171	JOYY, Inc. ADR	64,206
	Consumer Discretionary — 0.4%
79,800	Chow Tai Fook Jewellery Group Ltd.	151,763
	Consumer Staples — 0.7%
109,100	Budweiser Brewing Co. APAC Ltd., 144a	277,119
	Industrials — 0.3%
32,000	SITC International Holdings Co., Ltd.	113,868
	Total China	606,956
	Sweden — 1.5%
	Consumer Staples — 1.5%
12,641	ICA Gruppen AB	580,616
	United States — 1.5%
	Health Care — 1.5%
11,093	QIAGEN NV*	575,533
	Ireland — 1.5%
	Consumer Staples — 1.5%
4,273	Kerry Group PLC - Class A	574,157
	New Zealand — 1.3%
	Health Care — 1.3%
23,203	Fisher & Paykel Healthcare Corp. Ltd.	512,582
	Norway — 1.3%
	Consumer Staples — 1.3%
19,945	Mowi ASA	506,739
	Netherlands — 1.1%
	Consumer Staples — 1.1%
13,076	Koninklijke Ahold Delhaize NV	435,237
	Jordan — 0.9%
	Health Care — 0.9%
10,810	Hikma Pharmaceuticals PLC	355,606
	Portugal — 0.5%
	Consumer Staples — 0.5%
10,536	Jeronimo Martins SGPS SA	210,037

Touchstone Anti-Benchmark® International Core Equity Fund (Continued)
Shares		Market Value
	Common Stocks — 98.8% (Continued)
	United Arab Emirates — 0.0%
	Health Care — 0.0%
15,156	NMC Health PLC(A)*	$ 0
	Total Common Stocks	$39,020,997
	Short-Term Investment Funds — 3.2%
383,681	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	383,681
863,950	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	863,950
	Total Short-Term Investment Funds	$1,247,631
	Total Investment Securities — 102.0% (Cost $37,155,450)	$40,268,628
	Liabilities in Excess of Other Assets — (2.0)%	(770,808)
	Net Assets — 100.0%	$39,497,820
(A)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $818,742.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $948,222 or 2.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$1,636,923	$10,351,388	$—	$11,988,311
Hong Kong	820,652	2,844,722	—	3,665,374
United Kingdom	1,680,508	1,525,914	—	3,206,422
Denmark	1,475,807	793,153	—	2,268,960
France	501,307	1,429,405	—	1,930,712
Spain	624,895	1,296,421	—	1,921,316
Israel	—	1,717,631	—	1,717,631
Australia	—	1,670,125	—	1,670,125
Finland	1,156,572	253,136	—	1,409,708
Germany	320,286	741,824	—	1,062,110
Belgium	566,961	479,193	—	1,046,154
Switzerland	754,348	238,677	—	993,025
Luxembourg	991,150	—	—	991,150
Italy	462,777	329,759	—	792,536
China	64,206	542,750	—	606,956
Sweden	580,616	—	—	580,616
United States	575,533	—	—	575,533
Ireland	574,157	—	—	574,157
New Zealand	512,582	—	—	512,582
Norway	506,739	—	—	506,739
Netherlands	435,237	—	—	435,237
Jordan	—	355,606	—	355,606
Portugal	210,037	—	—	210,037
United Arab Emirates	—	—	0	0
Short-Term Investment Funds	1,247,631	—	—	1,247,631
Total	$15,698,924	$24,569,704	$0	$40,268,628
Measurements Using Unobservable Inputs (Level 3)
Assets	Common Stocks
Beginning balance, September 30, 2020	$1,975
Transfer into Level 3	—
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,975)
Ending balance, September 30, 2021	$—
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2021	$(1,975)
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Credit Opportunities Fund – September 30, 2021
Principal Amount		Market Value
	Corporate Bonds — 52.4%
	Energy — 7.9%
$ 621,000	Antero Resources Corp., 144a, 7.625%, 2/1/29	$ 694,278
1,887,000	Apache Corp., 5.100%, 9/1/40	2,113,402
626,000	Archrock Partners LP / Archrock Partners Finance Corp., 144a, 6.250%, 4/1/28	646,345
105,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 5.875%, 6/30/29	107,100
190,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	196,409
131,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 8.250%, 12/31/28	142,790
1,171,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 9.000%, 11/1/27	1,604,270
829,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	896,356
267,000	Cheniere Energy Partners LP, 144a, 3.250%, 1/31/32	267,881
239,000	Cheniere Energy Partners LP, 144a, 4.000%, 3/1/31	250,281
470,000	Cheniere Energy Partners LP, 4.500%, 10/1/29	502,858
1,663,000	Citgo Holding, Inc., 144a, 9.250%, 8/1/24	1,675,473
63,000	CITGO Petroleum Corp., 144a, 6.375%, 6/15/26	64,260
446,000	CrownRock LP / CrownRock Finance, Inc., 144a, 5.625%, 10/15/25	456,459
489,000	Enviva Partners LP / Enviva Partners Finance Corp., 144a, 6.500%, 1/15/26	505,809
555,000	EQM Midstream Partners LP, 6.500%, 7/15/48	635,475
777,000	Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25(A)	742,035
1,074,000	Great Western Petroleum LLC / Great Western Finance Corp., 144a, 12.000%, 9/1/25	1,090,416
1,840,000	ITT Holdings LLC, 144a, 6.500%, 8/1/29	1,856,100
1,632,000	New Fortress Energy, Inc., 144a, 6.500%, 9/30/26	1,560,600
65,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 144a, 7.500%, 2/1/26	66,219
362,000	NGL Energy Partners LP / NGL Energy Finance Corp., 6.125%, 3/1/25†	319,534
674,000	NGL Energy Partners LP / NGL Energy Finance Corp., 7.500%, 11/1/23	655,013
238,000	Occidental Petroleum Corp., 3.200%, 8/15/26	242,984
58,000	Occidental Petroleum Corp., 3.400%, 4/15/26	59,827
85,000	Occidental Petroleum Corp., 8.000%, 7/15/25	101,490
297,426	Rockcliff Energy II LLC, 144a, 5.500%, 10/15/29	301,887
255,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 8/15/22	253,383
536,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	487,760
924,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	948,089
645,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 9/1/31	648,225
1,550,000	Western Midstream Operating LP, 6.500%, 2/1/50	1,824,001
		21,917,009
	Communication Services — 7.4%
2,558,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	2,438,375
298,000	Altice France SA (France), 144a, 7.375%, 5/1/26	309,238
396,000	ANGI Group LLC, 144a, 3.875%, 8/15/28	394,020
351,000	Avaya, Inc., 144a, 6.125%, 9/15/28	369,066
72,000	Belo Corp., 7.250%, 9/15/27	83,700
500,000	Belo Corp., 7.750%, 6/1/27	583,750
175,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	177,625
634,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.500%, 8/15/30	654,110
Principal Amount		Market Value

	Communication Services — (Continued)
$ 460,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 5.125%, 5/1/27	$ 479,003
310,000	CommScope, Inc., 144a, 6.000%, 3/1/26(A)	323,122
87,000	Consolidated Communications, Inc., 144a, 5.000%, 10/1/28	89,828
293,000	Consolidated Communications, Inc., 144a, 6.500%, 10/1/28	318,271
300,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	279,000
225,000	CSC Holdings LLC, 144a, 4.500%, 11/15/31	222,188
430,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	407,425
890,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	903,190
312,000	Cumulus Media New Holdings, Inc., 144a, 6.750%, 7/1/26	322,920
575,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	379,500
133,000	Digicel Group Ltd. (Jamaica), 144a, 8.250%, 9/30/22(B)	1
250,000	DKT Finance ApS (Denmark), 7.000%, 6/17/23	294,872
1,571,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 144a, 3.500%, 3/1/29	1,557,254
400,000	Houghton Mifflin Harcourt Publishers, Inc., 144a, 9.000%, 2/15/25	425,420
214,000	Lumen Technologies, Inc., 144a, 4.000%, 2/15/27	218,665
565,000	Lumen Technologies, Inc., 144a, 5.125%, 12/15/26	586,188
128,000	Netflix, Inc., 4.875%, 4/15/28	147,520
116,000	Netflix, Inc., 144a, 4.875%, 6/15/30	136,590
105,000	Nexstar Broadcasting, Inc., 144a, 5.625%, 7/15/27	111,200
853,000	Scripps Escrow II, Inc., 144a, 3.875%, 1/15/29	855,977
197,000	Sirius XM Radio, Inc., 144a, 4.000%, 7/15/28	200,324
934,000	Sirius XM Radio, Inc., 144a, 4.125%, 7/1/30	938,331
20,000	Sirius XM Radio, Inc., 144a, 5.000%, 8/1/27	20,900
240,000	Sirius XM Radio, Inc., 144a, 5.500%, 7/1/29	259,500
491,000	TEGNA, Inc., 4.625%, 3/15/28	501,974
1,000,000	Telenet Finance Luxembourg Notes Sarl (Belgium), 144a, 5.500%, 3/1/28	1,050,500
909,000	Telesat Canada / Telesat LLC (Canada), 144a, 5.625%, 12/6/26	872,640
1,345,000	Telesat Canada / Telesat LLC (Canada), 144a, 6.500%, 10/15/27	1,165,725
366,000	ViaSat, Inc., 144a, 5.625%, 9/15/25	370,916
420,000	ViaSat, Inc., 144a, 6.500%, 7/15/28	442,352
132,000	Virgin Media Finance PLC (United Kingdom), 144a, 5.000%, 7/15/30	134,820
131,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 4.500%, 8/15/30	133,129
910,000	Virgin Media Vendor Financing Notes IV DAC (Ireland), 144a, 5.000%, 7/15/28	939,893
400,000	Vmed O2 UK Financing I PLC (United Kingdom), 144a, 4.250%, 1/31/31	399,000
		20,498,022
	Consumer Staples — 6.9%
275,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.000%, 10/15/30	272,250
271,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.375%, 1/15/28	275,122
1,500,000	American Builders & Contractors Supply Co., Inc., 144a, 4.000%, 1/15/28	1,531,875
405,000	Bath & Body Works, Inc., 144a, 6.625%, 10/1/30	459,675
550,000	BCPE Ulysses Intermediate, Inc., 144a, 7.750%, 4/1/27(C)	545,875
357,000	Bellis Acquisition Co. PLC (United Kingdom), 3.250%, 2/16/26	472,464
470,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 4.625%, 11/15/28	485,275

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 52.4% (Continued)
	Consumer Staples — (Continued)
$ 226,000	Chobani LLC / Chobani Finance Corp., Inc., 144a, 7.500%, 4/15/25	$ 235,153
200,000	Chrome Holdco SASU (France), 5.000%, 5/31/29	237,462
185,000	eG Global Finance PLC (United Kingdom), 144a, 6.750%, 2/7/25	189,163
385,455	eG Global Finance PLC (United Kingdom), 144a, 8.500%, 10/30/25	401,355
663,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	737,402
1,095,000	Korn Ferry, 144a, 4.625%, 12/15/27	1,136,063
1,240,000	LBM Acquisition LLC, 144a, 6.250%, 1/15/29	1,239,380
956,000	LCM Investments Holdings II LLC, 144a, 4.875%, 5/1/29	980,923
303,000	LCM Investments Holdings II LLC, Ser SEP, 144a, 4.875%, 5/1/29	310,899
894,000	Legacy LifePoint Health LLC, 144a, 4.375%, 2/15/27	889,351
300,000	Mobilux Finance SAS (France), 4.250%, 7/15/28	349,670
400,000	Ocado Group PLC, 3.875%, 10/8/26	538,960
633,000	Paysafe Finance PLC / Paysafe Holdings US Corp., 144a, 4.000%, 6/15/29	606,098
429,000	Picard BondCo S.A. (France), 5.375%, 7/1/27	500,460
1,837,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 144a, 4.625%, 3/1/29	1,850,777
1,542,000	Specialty Building Products Holdings LLC / SBP Finance Corp., 144a, 6.375%, 9/30/26	1,622,955
1,260,000	SRS Distribution, Inc., 144a, 4.625%, 7/1/28	1,285,452
364,000	SRS Distribution, Inc., 144a, 6.125%, 7/1/29	374,920
100,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144a, 5.000%, 6/1/31	103,750
1,509,000	Team Health Holdings, Inc., 144a, 6.375%, 2/1/25	1,447,795
		19,080,524
	Industrials — 6.6%
220,000	Advanced Drainage Systems, Inc., 144a, 5.000%, 9/30/27	229,680
195,000	American Builders & Contractors Supply Co., Inc., 144a, 3.875%, 11/15/29	194,454
211,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 4.125%, 8/15/26	218,898
343,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144a, 5.250%, 4/30/25	358,188
818,912	Artera Services LLC, 144a, 9.033%, 12/4/25	888,520
250,000	Brand Industrial Services, Inc., 144a, 8.500%, 7/15/25	250,937
139,000	BWX Technologies, Inc., 144a, 4.125%, 4/15/29	142,301
758,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	777,897
702,000	Cargo Aircraft Management, Inc., 144a, 4.750%, 2/1/28	725,868
689,000	Clark Equipment Co. (South Korea), 144a, 5.875%, 6/1/25(A)	720,866
594,000	Clean Harbors, Inc., 144a, 4.875%, 7/15/27	616,275
1,384,676	CP Atlas Buyer, Inc., 144a, 7.000%, 12/1/28	1,388,138
365,000	Crown Americas LLC / Crown Americas Capital Corp. V, 4.250%, 9/30/26	391,240
31,000	Crown Americas LLC / Crown Americas Capital Corp. VI, 4.750%, 2/1/26	31,949
958,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	963,987
142,000	GFL Environmental, Inc. (Canada), 144a, 3.750%, 8/1/25	146,236
480,271	GFL Environmental, Inc. (Canada), 144a, 4.375%, 8/15/29	485,074
97,000	GFL Environmental, Inc. (Canada), 144a, 5.125%, 12/15/26	101,861
1,764,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	1,759,590
2,137,000	Mauser Packaging Solutions Holding Co., 144a, 7.250%, 4/15/25	2,123,975
431,000	OI European Group BV, 144a, 4.000%, 3/15/23	439,620
Principal Amount		Market Value

	Industrials — (Continued)
$ 529,000	Owens-Brockway Glass Container, Inc., 144a, 5.375%, 1/15/25	$ 564,707
67,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	71,945
348,000	PGT Innovations, Inc., 144a, 4.375%, 10/1/29	350,610
723,000	Sensata Technologies, Inc., 144a, 3.750%, 2/15/31	727,945
474,000	Sensata Technologies, Inc., 144a, 4.375%, 2/15/30	510,005
40,000	Tervita Corp. (Canada), 144a, 11.000%, 12/1/25	45,400
653,000	TransDigm, Inc., 144a, 6.250%, 3/15/26	683,280
129,000	TransDigm, Inc., 144a, 8.000%, 12/15/25	137,546
295,000	Trident TPI Holdings, Inc., 144a, 9.250%, 8/1/24	310,004
1,789,000	Tutor Perini Corp., 144a, 6.875%, 5/1/25†	1,829,252
94,000	XPO Logistics, Inc., 144a, 6.250%, 5/1/25	99,112
		18,285,360
	Consumer Discretionary — 5.2%
665,000	Allison Transmission, Inc., 144a, 4.750%, 10/1/27	692,484
239,000	American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 144a, 5.750%, 4/20/29	257,534
565,000	Asbury Automotive Group, Inc., 4.500%, 3/1/28	580,891
1,291,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 4.625%, 8/1/29	1,303,561
653,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 6.625%, 1/15/28	693,812
28,000	Bath & Body Works, Inc., 6.694%, 1/15/27	32,270
300,000	Bath & Body Works, Inc., 6.750%, 7/1/36	372,000
208,000	Bath & Body Works, Inc., 6.875%, 11/1/35	261,040
92,000	Bath & Body Works, Inc., 7.500%, 6/15/29	104,481
250,000	Boyd Gaming Corp., 4.750%, 12/1/27	258,350
250,000	Boyd Gaming Corp., 144a, 8.625%, 6/1/25	270,938
150,000	Caesars Entertainment, Inc., 144a, 8.125%, 7/1/27	168,563
356,000	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	359,453
372,000	Century Communities, Inc., 144a, 3.875%, 8/15/29	375,720
179,000	Century Communities, Inc., 6.750%, 6/1/27	191,081
125,000	Clarios Global LP, 144a, 6.750%, 5/15/25	131,875
364,000	Clarios Global LP / Clarios US Finance Co., 144a, 6.250%, 5/15/26	382,444
148,000	Dana, Inc., 4.250%, 9/1/30	152,211
147,000	Dana, Inc., 5.375%, 11/15/27	154,901
326,000	Dana, Inc., 5.625%, 6/15/28	351,053
57,000	Ford Motor Co., 8.500%, 4/21/23	62,697
75,000	Ford Motor Co., 9.000%, 4/22/25	90,133
90,000	Ford Motor Credit Co. LLC, (3M LIBOR +0.880%), 0.999%, 10/12/21(D)	90,000
185,000	Ford Motor Credit Co. LLC, 2.979%, 8/3/22	187,018
57,000	Ford Motor Credit Co. LLC, 3.096%, 5/4/23	57,926
11,000	Ford Motor Credit Co. LLC, 3.810%, 1/9/24	11,358
307,000	Ford Motor Credit Co. LLC, 3.813%, 10/12/21	307,154
227,000	Ford Motor Credit Co. LLC, 4.063%, 11/1/24	238,688
256,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	271,616
55,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	59,744
233,000	Hanesbrands, Inc., 144a, 4.625%, 5/15/24	245,647
201,313	Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 144a, 5.750%, 1/20/26	210,624
320,000	Lithia Motors, Inc., 144a, 3.875%, 6/1/29	332,147
363,000	Lithia Motors, Inc., 144a, 4.375%, 1/15/31	387,502
124,000	Live Nation Entertainment, Inc., 144a, 4.750%, 10/15/27	126,013
217,000	Live Nation Entertainment, Inc., 144a, 4.875%, 11/1/24	219,424
204,000	Live Nation Entertainment, Inc., 144a, 5.625%, 3/15/26	211,140
778,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	816,900

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 52.4% (Continued)
	Consumer Discretionary — (Continued)
$1,797,000	Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 144a, 8.500%, 11/15/27	$ 1,948,307
841,000	Six Flags Entertainment Corp., 144a, 4.875%, 7/31/24	848,884
115,000	Six Flags Theme Parks, Inc., 144a, 7.000%, 7/1/25	122,475
177,000	Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 144a, 8.000%, 9/20/25	198,506
162,000	United Airlines, Inc., 144a, 4.375%, 4/15/26	166,253
162,000	United Airlines, Inc., 144a, 4.625%, 4/15/29	167,419
		14,472,237
	Health Care — 4.2%
2,342,000	Air Methods Corp., 144a, 8.000%, 5/15/25	2,236,610
854,000	Akumin Escrow, Inc., 144a, 7.500%, 8/1/28	826,245
385,000	Bausch Health Cos, Inc., 144a, 9.000%, 12/15/25	407,619
100,000	Bausch Health Cos, Inc., 144a, 5.000%, 1/30/28	94,872
100,000	Bausch Health Cos, Inc., 144a, 5.250%, 1/30/30	93,250
324,000	Bausch Health Cos, Inc., 144a, 6.125%, 4/15/25	330,486
326,000	Emergent BioSolutions, Inc., 144a, 3.875%, 8/15/28	317,905
2,181,000	Global Medical Response, Inc., 144a, 6.500%, 10/1/25	2,254,609
244,000	HCA, Inc., 5.625%, 9/1/28	290,287
325,000	HCA, Inc., 7.690%, 6/15/25	390,689
210,000	Hill-Rom Holdings, Inc., 144a, 4.375%, 9/15/27	219,587
414,000	LifePoint Health, Inc., 144a, 5.375%, 1/15/29	402,615
756,000	Molina Healthcare, Inc., 144a, 4.375%, 6/15/28	784,350
341,000	Mozart Debt Merger Sub, Inc., 144a, 3.875%, 4/1/29	341,000
1,135,000	Mozart Debt Merger Sub, Inc., 144a, 5.250%, 10/1/29	1,135,000
990,000	Syneos Health, Inc., 144a, 3.625%, 1/15/29	987,228
494,000	Tenet Healthcare Corp., 144a, 4.625%, 6/15/28	511,863
		11,624,215
	Materials — 4.2%
207,000	CF Industries, Inc., 4.950%, 6/1/43	249,447
1,590,000	Chemours Co. (The), 144a, 4.625%, 11/15/29	1,552,476
817,000	Chemours Co. (The), 144a, 5.750%, 11/15/28	856,829
1,419,000	Constellium SE, 144a, 3.750%, 4/15/29	1,381,992
163,000	Constellium SE, 144a, 5.625%, 6/15/28	171,247
330,000	First Quantum Minerals Ltd. (Zambia), 144a, 6.500%, 3/1/24	334,125
129,000	Freeport-McMoRan, Inc., 4.375%, 8/1/28	134,846
412,000	Freeport-McMoRan, Inc., 4.625%, 8/1/30	445,475
300,000	Freeport-McMoRan, Inc., 5.000%, 9/1/27	312,750
397,000	Freeport-McMoRan, Inc., 5.400%, 11/14/34(A)	476,896
63,000	Freeport-McMoRan, Inc., 5.450%, 3/15/43(A)	77,569
753,000	Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a, 4.250%, 12/15/25	786,885
500,000	Novelis Corp., 144a, 4.750%, 1/30/30	526,350
223,000	OCI NV (Netherlands), 144a, 4.625%, 10/15/25	234,306
585,000	SCIH Salt Holdings, Inc., 144a, 6.625%, 5/1/29	561,600
590,000	Tronox, Inc., 144a, 4.625%, 3/15/29	587,050
259,636	Unifrax Escrow Issuer Corp., 144a, 5.250%, 9/30/28	263,536
700,000	Unifrax Escrow Issuer Corp., 144a, 7.500%, 9/30/29	717,339
1,730,000	Venator Finance Sarl / Venator Materials LLC, 144a, 5.750%, 7/15/25	1,634,850
215,000	Venator Finance Sarl / Venator Materials LLC, 144a, 9.500%, 7/1/25	237,844
		11,543,412
	Financials — 4.0%
1,182,000	Acrisure LLC / Acrisure Finance, Inc., 144a, 4.250%, 2/15/29	1,168,702
1,097,000	Coinbase Global, Inc., 144a, 3.375%, 10/1/28	1,055,862
627,000	Coinbase Global, Inc., 144a, 3.625%, 10/1/31	600,353
538,000	LD Holdings Group LLC, 144a, 6.125%, 4/1/28	507,065
Principal Amount		Market Value

	Financials — (Continued)
$1,805,000	LD Holdings Group LLC, 144a, 6.500%, 11/1/25	$ 1,795,975
479,000	LPL Holdings, Inc., 144a, 4.375%, 5/15/31	499,956
374,000	LPL Holdings, Inc., 144a, 4.625%, 11/15/27	388,025
657,441	Midcap Financial Issuer Trust, 144a, 5.625%, 1/15/30	650,867
692,000	Midcap Financial Issuer Trust, 144a, 6.500%, 5/1/28	721,202
435,000	Nationstar Mortgage Holdings, Inc., 144a, 5.500%, 8/15/28	448,050
461,000	NFP Corp., 144a, 4.875%, 8/15/28	466,763
326,000	NFP Corp., 144a, 6.875%, 8/15/28	332,862
392,000	OneMain Finance Corp., 3.875%, 9/15/28	389,546
1,690,000	OneMain Finance Corp., 4.000%, 9/15/30	1,681,550
299,000	PennyMac Financial Services, Inc., 144a, 5.750%, 9/15/31	298,549
206,000	United Wholesale Mortgage LLC, 144a, 5.500%, 11/15/25	207,545
		11,212,872
	Real Estate — 2.4%
1,392,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 4.500%, 4/1/27	1,376,270
716,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144a, 5.750%, 5/15/26	744,640
875,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 3.750%, 9/15/30	883,750
720,000	HAT Holdings I LLC / HAT Holdings II LLC REIT, 144a, 6.000%, 4/15/25	752,400
390,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	408,525
531,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	554,895
105,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	111,429
315,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.250%, 2/1/27	311,850
963,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 4.750%, 6/15/29	958,185
197,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. REIT, 144a, 5.250%, 10/1/25	199,448
110,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	113,850
201,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.125%, 8/15/30	213,060
46,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.625%, 12/1/29	49,450
		6,677,752
	Information Technology — 2.2%
493,000	Ahead DB Holdings LLC, 144a, 6.625%, 5/1/28	496,697
241,000	Diebold Nixdorf, Inc., 144a, 9.375%, 7/15/25	263,746
777,000	Elastic NV, 144a, 4.125%, 7/15/29	780,885
105,000	Entegris, Inc., 144a, 4.375%, 4/15/28	109,988
330,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	336,600
908,000	PTC, Inc., 144a, 4.000%, 2/15/28	931,835
787,000	Science Applications International Corp., 144a, 4.875%, 4/1/28	813,325
440,000	Seagate HDD Cayman, 144a, 3.125%, 7/15/29	425,524
746,000	Seagate HDD Cayman, 144a, 3.375%, 7/15/31	725,485
500,000	SS&C Technologies, Inc., 144a, 5.500%, 9/30/27	528,315
630,000	Synaptics, Inc., 144a, 4.000%, 6/15/29	644,534
		6,056,934
	Utilities — 1.4%
1,039,000	Calpine Corp., 144a, 4.500%, 2/15/28(A)	1,059,780
497,000	NRG Energy, Inc., 144a, 3.625%, 2/15/31	488,178
160,000	NRG Energy, Inc., 144a, 3.875%, 2/15/32	157,600
208,000	NRG Energy, Inc., 6.625%, 1/15/27	215,478

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 52.4% (Continued)
	Utilities — (Continued)
$ 756,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144a, 4.500%, 8/15/28	$ 788,130
1,000,000	Vistra Operations Co. LLC, 144a, 5.000%, 7/31/27	1,032,500
268,000	Vistra Operations Co. LLC, 144a, 4.300%, 7/15/29(A)	285,367
		4,027,033
	Total Corporate Bonds	$145,395,370
	Bank Loans — 33.2%(E)
	Health Care — 9.0%
995,000	AlixPartners LLP, Initial Dollar Term Loan, (1M LIBOR + 2.750%), 3.250%, 2/04/28	991,955
528,313	Amentum Government Services Holdings LLC, First Lien Initial Term Loan, (1M LIBOR + 3.500%), 3.584%, 1/29/27	526,992
330,797	Atkins Nutritionals Inc., Initial Term Loan, (1M LIBOR + 3.750%), 4.750%, 7/08/24	331,389
681,575	Avantor Funding Inc., Incremental B-5 Dollar Term Loan, (1M LIBOR + 2.250%), 2.750%, 11/08/27	682,427
808,258	Bausch Health Companies Inc., First Incremental Term Loan, (1M LIBOR + 2.750%), 2.834%, 11/27/25	805,833
792,782	Bausch Health Companies Inc., Initial Term Loan, (1M LIBOR + 3.000%), 3.084%, 6/02/25	791,593
325,000	Bellis Acquisition Company PLC, Facility B Loan (EUR), (3M EURIBOR + 2.750%), 2.750%, 2/12/26(F)	374,254
583,500	Belron Finance US LLC, First Incremental Loan, (3M LIBOR + 2.250%), 2.375%, 11/13/25	580,098
986,280	BrightView Landscapes LLC, Initial Term Loan, (3M LIBOR + 2.500%), 2.625%, 8/15/25	980,116
710,000	CAB, Facility B Loan, (6M EURIBOR + 3.500%), 3.500%, 2/09/28(F)	817,971
827,414	Change Healthcare Holdings LLC, Closing Date Term Loan, (3M LIBOR + 2.500%), 3.500%, 3/01/24	826,421
758,636	Elanco Animal Health Inc., Term Loan, (1M LIBOR + 1.750%), 1.836%, 8/01/27	748,880
845,934	eResearch Technology Inc., First Lien Initial Term Loan, (1M LIBOR + 4.500%), 5.500%, 2/04/27	849,639
2,531	EVO Payments International LLC, First Lien Term Loan, (1M LIBOR + 3.250%), 3.340%, 12/22/23	2,526
715,187	EyeCare Partners LLC, First Lien Initial Term Loan, (3M LIBOR + 3.750%), 3.882%, 2/18/27	710,452
482,536	Fly Funding II SARL, Term Loan B, (3M LIBOR + 1.750%), 1.910%, 8/11/25	475,901
700,000	Froneri Lux Finco Sarl, Facility B1, (6M EURIBOR + 2.375%), 2.375%, 1/29/27(F)	792,260
641,875	Froneri US Inc., Facility B2, (1M LIBOR + 2.250%), 2.334%, 1/29/27	633,852
690,384	Gainwell Acquisition Corp, Term B Loan, (3M LIBOR + 4.000%), 4.750%, 10/01/27	691,392
755,695	Gentiva Health Services Inc., Term B-1 Loan, (1M LIBOR + 2.750%), 2.875%, 7/02/25	755,377
611,925	Horizon Therapeutics USA Inc., Incremental Term B-2 Loan, (1M LIBOR + 2.000%), 2.500%, 3/15/28	610,505
244,388	Insulet Corporation, Term B Loan, (1M LIBOR + 3.250%), 3.750%, 4/28/28	244,796
195,121	Lifescan Global Corporation, First Lien Initial Term Loan, (3M LIBOR + 6.000%), 6.202%, 10/01/24	193,332
1,461,697	Med ParentCo LP, First Lien Initial Term Loan, (1M LIBOR + 4.250%), 4.334%, 8/31/26	1,457,356
811,493	Medline Industries, Term Loan B, (1M LIBOR + 3.250%), 3.750%, 9/30/28	807,436
403,121	Midwest Physician Administrative Services LLC, First Lien Term Loan, (3M LIBOR + 3.000%), 3.750%, 3/12/28	400,477
Principal Amount		Market Value

	Health Care — (Continued)
$ 932,663	Organon & Co, Senior Secured Dollar Term Loan, (3M LIBOR + 3.000%), 3.500%, 6/02/28	$ 934,164
378,100	Packaging Coordinators Midco Inc., First Lien Term B Loan, (3M LIBOR + 3.500%), 4.250%, 11/30/27	378,338
417,900	PPD Inc., Initial Term Loan, (1M LIBOR + 2.000%), 2.500%, 1/13/28	417,031
490,909	Sterigenics-Nordion Holdings LLC, Term Loan, (1M LIBOR + 2.750%), 3.250%, 12/11/26	489,274
985,050	Sunshine Luxembourg VII SARL, Term Loan B3 (USD), (3M LIBOR + 3.750%), 4.500%, 10/01/26	987,513
710,535	Surgery Center Holdings, Inc., 2021 New Term Loan, (1M LIBOR + 3.750%), 4.500%, 8/31/26	711,225
344,121	The Hertz Corporation, Initial Term B Loan, 4.000%, 6/30/28(G)	344,176
65,016	The Hertz Corporation, Initial Term C Loan, 4.000%, 6/30/28(G)	65,026
406,877	Trans Union LLC, Term B-5 Loan, (1M LIBOR + 1.750%), 1.834%, 11/16/26	404,142
529,200	US Foods Inc., Incremental B-2019 Term Loan, (1M LIBOR + 2.000%), 2.084%, 9/13/26	521,791
651,352	US Foods Inc., Repriced Term Loan, (1M LIBOR + 1.750%), 1.834%, 6/27/23	647,281
600,000	Verisure Holding AB, (3M EURIBOR + 3.500%), 3.500%, 7/14/26(F)	691,132
600,000	Verisure Holding AB (Publ), New Facility B Loan, (3M EURIBOR + 3.250%), 3.250%, 3/27/28(F)	690,534
613,463	WW International Inc., Initial Term Loan, (1M LIBOR + 3.500%), 4.000%, 4/13/28	612,315
		24,977,172
	Consumer Discretionary — 7.5%
394,013	Adient US LLC, Term B-1 Loan, (1M LIBOR + 3.500%), 3.584%, 4/10/28	393,847
850,951	Alpha Topco Limited - Delta 2 (Lux) Sarl, 2018 Incremental New Facility B3 (USD) Loan, (1M LIBOR + 2.500%), 3.500%, 2/01/24	847,760
505,000	American Airlines Inc., Initial Term Loan, (3M LIBOR + 4.750%), 5.500%, 4/20/28	521,902
781,519	American Builders & Contractors Supply Co Inc., Restatement Effective Date Term Loan, (1M LIBOR + 2.000%), 2.084%, 1/15/27	775,939
596,904	Aramark Services Inc., US Term B-3 Loan, (1M LIBOR + 1.750%), 1.834%, 3/11/25	583,223
370,475	Autokiniton US Holdings, Inc., Closing Date Term B Loan, 5.000%, 4/06/28(G)	370,360
458,850	Birkenstock US Bidco Inc., Facility B (USD) Loan, (3M LIBOR + 3.750%), 4.250%, 4/28/28	457,896
613,280	Boyd Gaming Corporation, Refinancing Term B Loan, (1 week LIBOR + 2.250%), 2.322%, 9/15/23	612,323
984,713	Caesars Resort Collection LLC, Term B Loan, (1M LIBOR + 2.750%), 2.834%, 12/23/24	978,293
836,550	Caesars Resort Collection LLC, Term B-1 Loan, (3M LIBOR + 3.500%), 3.583%, 7/21/25	836,851
589,949	Clarios Global LP, Amendment No. 1 Dollar Term Loan (First Lien), (3M LIBOR + 3.250%), 3.334%, 4/30/26	586,999
635,000	Delta Air Lines Inc., Initial Term Loan, (3M LIBOR + 3.750%), 4.750%, 10/20/27	674,967
350,000	EG Group Limited, Additional Second Lien Loan Facility, 7.000%, 4/12/27(F)(G)	411,504
392,925	Enterprise Development Authority, Term B Loan, (1M LIBOR + 4.250%), 5.000%, 2/28/28	393,397
473,832	First Brands Group LLC, First Lien 2021 Term Loan, (3M LIBOR + 5.000%), 6.000%, 3/30/27	478,097

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Bank Loans — 33.2%(E) (Continued)
	Consumer Discretionary — (Continued)
$ 219,353	Golden Entertainment Inc., Term B Facility Loan (First Lien), (1M LIBOR + 3.000%), 3.750%, 10/21/24	$ 218,531
1,027,238	Great Outdoors Group LLC, Term B-1 Loan, (3M LIBOR + 4.250%), 5.000%, 3/06/28	1,030,319
548,625	Hayward Industries Inc., First Lien Initial Term Loan, (1M LIBOR + 2.500%), 3.000%, 5/28/28	546,913
500,000	Installed Building Products Inc., Tranche B-3 Term Loan, (1M LIBOR + 2.250%), 2.334%, 4/15/25	498,750
481,363	IRB Holding Corp, Fourth Amendment Incremental Term Loan, (3M LIBOR + 3.250%), 4.250%, 12/15/27	481,964
576,516	LBM Acquisition LLC, First Lien Initial Term Loan, 4.500%, 12/17/27(G)	570,751
297,750	LS Group OpCo Acquisition LLC, Initial Term Loan, (3M LIBOR + 3.250%), 4.000%, 11/02/27	297,193
359,100	MajorDrive Holdings IV LLC, Initial Term Loan, (3M LIBOR + 4.000%), 4.500%, 5/12/28	359,660
217,934	MI Windows and Doors LLC, Initial Term Loan, (1M LIBOR + 3.750%), 4.500%, 12/18/27	218,206
629,157	Mileage Plus Holdings, LLC, Initial Term Loan, (3M LIBOR + 5.250%), 6.250%, 6/21/27	668,090
412,000	Nai Entertainment Holdings LLC, Tranche B Term Loan, (1M LIBOR + 2.500%), 3.500%, 5/08/25	402,730
65,899	Osmosis Debt Merger Sub Inc., Delayed Draw Term Loan, 4.500%, 7/31/28(G)	66,080
527,192	Osmosis Debt Merger Sub Inc., Initial Term B Loan, (1M LIBOR + 4.000%), 4.500%, 7/30/28	528,641
172,706	SRAM LLC, Initial Term Loan, 3.250%, 5/18/28(G)	172,417
560,000	SRS Distribution Inc., 2021 Refinancing Term Loan, (6M LIBOR + 3.750%), 4.250%, 6/02/28	559,765
402,526	Station Casinos LLC, Term B-1 Facility Loan, (1M LIBOR + 2.250%), 2.500%, 2/08/27	398,437
847,875	Tecta America Corp, First Lien Initial Term Loan, (1M LIBOR + 4.250%), 5.000%, 4/10/28	848,935
213,925	Truck Hero Inc., Initial Term Loan, (1M LIBOR + 3.250%), 4.000%, 1/29/28	213,345
872,759	UFC Holdings LLC, Term Loan B-3, (6M LIBOR + 2.750%), 3.500%, 4/29/26	870,332
980,075	United AirLines, Inc., Class B Term Loan, 4.500%, 4/21/28(G)	986,093
877,677	Whatabrands LLC, Initial Term B Loan, (1M LIBOR + 3.250%), 3.750%, 8/03/28	876,378
530,988	White Cap Buyer LLC, Initial Closing Date Term Loan, (1M LIBOR + 4.000%), 4.500%, 10/19/27	532,193
391,914	William Morris Endeavor Entertainment LLC, New Term Loan B-1, (1M LIBOR + 2.750%), 2.840%, 5/18/25	383,585
		20,652,666
	Communication Services — 4.4%
608,475	Cable One Inc., Incremental Term B-4 Loan, (1M LIBOR + 2.000%), 2.084%, 5/03/28	604,100
365,660	Charter Communications Operating LLC, Term Loan B2, (1M LIBOR + 1.750%), 1.840%, 2/01/27	363,273
488,923	CSC Holdings LLC, 2017 Refinancing Term Loan, (1M LIBOR + 2.250%), 2.334%, 7/17/25	481,590
262,500	Delta TopCo Inc., Initial Term Loan (Second Lien), (3M LIBOR + 7.250%), 8.000%, 12/01/28	264,358
152,949	E.W. Scripps Company (The), Tranche B-3 Term Loan, (1M LIBOR + 3.000%), 3.750%, 1/07/28	153,161
624,064	E.W. Scripps Company, The, Tranche B-2 Term Loan, (1M LIBOR + 2.563%), 3.313%, 5/01/26	621,836
842,888	Endurance International Group Holdings, Inc., Initial Term Loan, (LIBOR + 3.500%), 4.250%, 2/10/28	837,619
Principal Amount		Market Value

	Communication Services — (Continued)
$ 388,983	Go Daddy Operating Company, LLC (GD Finance Co, Inc.), Tranche B-2 Term Loan, (1M LIBOR + 1.750%), 1.835%, 2/15/24	$ 386,505
1,007,627	Gray Television Inc., Term C Loan, (1M LIBOR + 2.500%), 2.586%, 1/02/26	1,003,596
6,345	Houghton Mifflin Harcourt Publishers Inc., Term Loan, (3M LIBOR + 6.250%), 7.250%, 11/22/24	6,336
845,000	Lorca Holdco Limited, Facility B, (6M EURIBOR + 4.250%), 4.250%, 9/17/27(F)	979,462
469,508	MH Sub I, LLC, 2020 June New Term Loan, (1M LIBOR + 3.750%), 4.750%, 9/13/24	470,536
984,853	MTN Infrastructure TopCo Inc., Initial Term Loan, (1M LIBOR + 3.000%), 4.000%, 11/15/24	981,977
514,563	NEP Group Inc., First Lien Initial Dollar Term Loan, (1M LIBOR + 3.250%), 3.334%, 10/20/25	494,408
500,393	Nexstar Broadcasting Inc., Term B-4 Loan, (1M LIBOR + 2.500%), 2.586%, 9/18/26	499,643
982,509	Numericable U.S. LLC, USD TLB-12 Term Loan, (3M LIBOR + 3.688%), 3.814%, 1/31/26	973,421
910,000	Proofpoint Inc., Initial Term Loan, 3.750%, 8/31/28(G)	904,995
258,050	Radiate Holdco LLC, Term B Loan, (1M LIBOR + 3.500%), 4.250%, 9/25/26	257,678
370,000	Telenet Financing USD LLC, Term Loan AR Facility, (1M LIBOR + 2.000%), 2.084%, 4/30/28	365,530
300,000	UPC Broadband Holding BV, Facility AY, (6M EURIBOR + 3.000%), 3.000%, 1/31/29(F)	344,947
715,000	UPC Financing Partnership, Facility AX, (1M LIBOR + 3.000%), 3.084%, 1/31/29	712,469
480,000	Virgin Media Bristol LLC, Facility Q Advance, (1M LIBOR + 3.250%), 3.334%, 1/31/29	479,866
		12,187,306
	Information Technology — 3.8%
567,610	Ceridian HCM Holding, Inc., Initial Term Loan, (1 week LIBOR + 2.500%), 2.572%, 4/30/25	559,379
1,645	DCert Buyer Inc., First Lien Initial Term Loan, (1M LIBOR + 4.000%), 4.084%, 10/16/26	1,644
993,051	Dun & Bradstreet Corporation (The), Term Loan B, (1M LIBOR + 3.250%), 3.336%, 2/06/26	991,809
240,000	Epicor Software Corporation, Second Lien Initial Term Loan, (1M LIBOR + 7.750%), 8.750%, 7/31/28	246,300
380,546	Epicor Software Corporation, Term C Loan, (1M LIBOR + 3.250%), 4.000%, 7/30/27	380,375
230,000	Finastra USA Inc., Dollar Term Loan (Second Lien), (3M LIBOR + 7.250%), 8.250%, 6/13/25	231,072
487,542	Finastra USA Inc., First Lien Dollar Term Loan, (3M LIBOR + 3.500%), 4.500%, 6/13/24	483,325
411,078	Grab Holdings, Inc., Initial Term Loan, (6M LIBOR + 4.500%), 5.500%, 1/29/26	414,502
1,425,315	Hyland Software Inc., 2018 Refinancing Term Loan, (1M LIBOR + 3.500%), 4.250%, 7/01/24	1,426,056
470,800	Hyland Software Inc., 2021-1 Incremental Term Facility, (1M LIBOR + 6.250%), 7.000%, 7/07/25	474,920
439,790	Ivanti Software Inc., First Lien Initial Term Loan, (3M LIBOR + 4.750%), 5.750%, 12/01/27	440,546
87,560	Ivanti Software, Inc., First Amendment Term Loan, (3M LIBOR + 4.000%), 4.750%, 12/01/27	87,582
753,113	Panther Purchaser LP, Initial Term Loan, (3M LIBOR + 4.250%), 4.750%, 1/07/28	754,995
570,192	Peraton Corp, First Lien Term B Loan, 4.500%, 2/01/28(G)	570,284
378,100	Playtika Holding Corp, Term B-1 Loan, (1M LIBOR + 2.750%), 2.834%, 3/13/28	377,798

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Bank Loans — 33.2%(E) (Continued)
	Information Technology — (Continued)
$ 253,719	SS&C Technologies Inc., Term B-3 Loan, (1M LIBOR + 1.750%), 1.834%, 4/16/25	$ 251,288
192,127	SS&C Technologies Inc., Term B-4 Loan, (1M LIBOR + 1.750%), 1.834%, 4/16/25	190,038
744,356	SS&C Technologies Inc., Term B-5 Loan, (1M LIBOR + 1.750%), 1.834%, 4/16/25	736,265
965,701	Tempo Acquisition LLC, Extending Term Loan, (1M LIBOR + 3.250%), 3.334%, 11/02/26	967,111
982,575	Zelis Cost Management Buyer Inc., Term B-1 Loan, (1M LIBOR + 3.500%), 3.586%, 9/30/26	978,104
		10,563,393
	Industrials — 3.3%
374,176	Altra Industrial Motion Corp, Term Loan, (1M LIBOR + 2.000%), 2.084%, 10/01/25	371,744
103,998	Ameriforge Group Inc., Term Loan Non-PIK, (3M LIBOR + 9.000%), 14.000%, 6/01/22	51,523
457,775	Cornerstone Building Brands Inc., New Term Loan B, (1M LIBOR + 3.250%), 3.750%, 4/12/28	456,251
442,775	CP Atlas Buyer Inc., Term B Loan, (3M LIBOR + 3.750%), 4.250%, 11/23/27	441,115
176,648	First Student Bidco Inc., Initial Term B Loan, (3M LIBOR + 3.000%), 3.500%, 7/13/28	175,588
65,206	First Student Bidco Inc., Initial Term C Loan, (3M LIBOR + 3.000%), 3.500%, 7/21/28	64,815
199,500	Ingram Micro Inc., Initial Term Loan, (3M LIBOR + 3.500%), 4.000%, 6/30/28	199,899
121,779	Madison IAQ LLC, Initial Term Loan, (6M LIBOR + 3.250%), 3.750%, 6/21/28	121,575
602,650	PowerTeam Services LLC, Initial Term Loan (First Lien), (3M LIBOR + 3.250%), 4.250%, 3/06/25	597,190
585,000	PowerTeam Services LLC, Initial Term Loan (Second Lien), (3M LIBOR + 7.250%), 8.250%, 3/06/26	579,150
737,545	Quikrete Holdings, Inc., Initial Loan (First Lien), (1M LIBOR + 2.500%), 2.584%, 2/01/27	730,936
348	Spirit Aerosystems Inc., Initial Term Loan, (1M LIBOR + 5.250%), 6.000%, 1/15/25	349
875,875	Summit Materials LLC, New Term Loan B, (1M LIBOR + 2.000%), 2.084%, 11/21/24	873,957
852,475	Transdigm Inc., Tranche F Refinancing Term Loan, (1M LIBOR + 2.250%), 2.334%, 12/09/25	841,819
411	UTEX Industries, Inc. Second Out Exit Term Loan - PIK, 9.500%, 12/03/25(G)	399
717,777	Vertical Midco Gmbh, Term Loan B, (6M LIBOR + 3.500%), 4.000%, 7/30/27	718,775
500,000	Welbilt Inc., Term Loan, (1M LIBOR + 2.500%), 2.584%, 10/23/25	498,335
1,504,325	Wilsonart LLC, Tranche E Term Loan, (3M LIBOR + 3.500%), 4.500%, 12/31/26	1,504,791
575,547	WireCo WorldGroup, Inc., (3M LIBOR + 5.000%), 6.000%, 9/30/23	575,306
368,320	Zodiac Pool Solutions LLC, Tranche B1 USD, (1M LIBOR + 2.000%), 2.084%, 7/02/25	366,323
		9,169,840
	Financials — 3.1%
361,175	Acrisure LLC, Term Loan B 2020, (3M LIBOR + 3.500%), 3.632%, 2/15/27	357,487
498,214	Asurion LLC, New B-7 Term Loan, (1M LIBOR + 3.000%), 3.084%, 11/03/24	492,609
460,363	Asurion LLC, New B-8 Term Loan, 3.334%, 12/23/26(G)	453,292
289,608	Asurion LLC, Replacement B-6 Term Loan, (1M LIBOR + 3.125%), 3.209%, 11/03/23	287,798
Principal Amount		Market Value

	Financials — (Continued)
$ 720,000	Asurion LLC, Second Lien Term Loan B3, (1M LIBOR + 5.250%), 5.334%, 1/31/28	$ 717,451
592,747	Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan, (1M LIBOR + 3.750%), 4.750%, 4/09/27	593,951
262,709	HIG Finance 2 Limited, 2020 Dollar Incremental Term Loan, (3M LIBOR + 3.750%), 4.750%, 11/12/27	262,381
114,000	Hightower Holding LLC, (3M LIBOR + 4.000%), 4.750%, 4/21/28	113,858
552,057	HighTower Holding LLC, Initial Term Loan, (3M LIBOR + 4.000%), 4.750%, 4/21/28	551,367
264,334	Howden Group Holdings, Ltd., (1M LIBOR + 3.250%), 4.000%, 11/12/27	263,840
952,988	HUB International Ltd, Initial Term Loan, (3M LIBOR + 2.750%), 2.875%, 4/25/25	943,362
663,259	NFP Corp, Closing Date Term Loan, (1M LIBOR + 3.250%), 3.334%, 2/15/27	655,916
375,000	Russell Investments US Institutional Holdco Inc., New 2025 Term Loan, (6M LIBOR + 3.500%), 4.500%, 5/30/25	375,469
267,300	Ryan Specialty Group, LLC, Term Loan B-1, (1M LIBOR + 3.000%), 3.750%, 9/01/27	267,033
1,140,826	Sedgwick Claims Management Services Inc., Term Loan, (1M LIBOR + 3.250%), 3.334%, 12/31/25	1,131,380
1,057,515	USI Inc., Term Loan B, (3M LIBOR + 3.000%), 3.132%, 5/16/24	1,049,774
		8,516,968
	Energy — 1.4%
1,805,353	Gulf Finance LLC, Tranche B Term Loan, (1M LIBOR + 5.250%), 6.250%, 8/25/23	1,732,381
691,112	Medallion Midland Acquisition LLC, Initial Term Loan, (1M LIBOR + 3.250%), 4.250%, 10/30/24	686,218
587,716	NorthRiver Midstream Finance LP, Initial Term B Loan, (3M LIBOR + 3.250%), 3.395%, 10/01/25	586,164
852,145	PES Holdings LLC, Tranche C Loan Non-PIK, 6.311%, 12/31/22(G)	12,782
270,343	Traverse Midstream Partners LLC, Advance, (1M LIBOR + 5.500%), 6.500%, 9/27/24	270,343
733,770	Woodford Express LLC, Initial Term Loan, (3M LIBOR + 5.000%), 6.000%, 1/27/25	720,379
		4,008,267
	Materials — 0.7%
302,240	Aruba Investments Holdings LLC, Second Lien Initial Term Loan, (6M LIBOR + 7.750%), 8.500%, 11/24/28	302,995
387,110	Axalta Coating Systems US Holdings, Inc., Term B-3 Dollar Loan, (3M LIBOR + 1.750%), 1.882%, 6/01/24	385,949
200,719	BWay Holding Company, Initial Term Loan, (1M LIBOR + 3.250%), 3.334%, 4/03/24	196,421
254,362	Ineos US Petrochem LLC, 2026 Tranche B Dollar Term Loan, (1M LIBOR + 2.750%), 3.250%, 1/29/26	254,362
348,517	Messer Industries USA Inc., Initial Term B-1 Loan, (3M LIBOR + 2.500%), 2.584%, 3/02/26	346,513
553,792	Tronox Finance LLC, First Lien Term Loan B, (1M LIBOR + 2.250%), 2.334%, 3/10/28	551,272
		2,037,512
	Total Bank Loans	$92,113,124
	Asset-Backed Securities — 4.6%
250,000	AMMC CLO 22 Ltd. (Cayman Islands), Ser 2018-22X, Class SUB, 4/25/31(D)(H)	162,739
340,000	Atrium XV (Cayman Islands), Ser 15A, Class SUB, 144a, 1/23/31(D)(H)	244,740

Touchstone Credit Opportunities Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 4.6% (Continued)
$1,000,000	Bain Capital Credit CLO (Cayman Islands), Ser 2019-2A, Class ER, 144a, (3M LIBOR +6.320%), 10/17/32(D)(H)	$ 997,500
250,000	Bain Capital Credit CLO Ltd. (Cayman Islands), Ser 2019-4A, Class D, 144a, (3M LIBOR +4.250%), 4.388%, 1/23/33(D)	250,986
500,000	Cedar Funding IV CLO Ltd. (Cayman Islands), Ser 2014-4A, Class ERR, 144a, (3M LIBOR +6.610%), 6.748%, 7/23/34(D)	496,446
1,000,000	CIFC Funding Ltd., Ser 2019-4A, Class DR, 144a, 10/15/34(D)(H)	1,000,000
250,000	Dryden 45 Senior Loan Fund (Cayman Islands), Ser 2016-45A, Class ER, 144a, (3M LIBOR +5.850%), 5.976%, 10/15/30(D)	244,582
250,000	Dryden 57 CLO Ltd. (Cayman Islands), Ser 2018-57A, Class E, 144a, (3M LIBOR +5.200%), 5.325%, 5/15/31(D)	238,980
250,000	Dryden 78 CLO Ltd. (Cayman Islands), Ser 2020-78A, Class SUB, 144a, 4/17/33(D)(H)	228,256
250,000	Elmwood CLO VIII Ltd. (Cayman Islands), Ser 2021-1A, Class F1, 144a, (3M LIBOR +8.000%), 8.134%, 1/20/34(D)	249,159
500,000	Fillmore Park CLO Ltd. (Cayman Islands), Ser 2018-1A, Class E, 144a, (3M LIBOR +5.400%), 5.526%, 7/15/30(D)	489,904
300,000	Madison Park Funding XII Ltd. (Cayman Islands), Ser 2014-12A, Class SUB, 144a, 7/20/26(D)(H)	92,011
500,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class ER, 144a, (3M LIBOR +6.700%), 6.826%, 1/15/33(D)	499,341
1,000,000	Madison Park Funding XXII Ltd. (Cayman Islands), Ser 2016-22A, Class SUB, 144a, 1/15/33(D)(H)	772,847
500,000	Madison Park Funding XXVIII Ltd. (Cayman Islands), Ser 2018-28A, Class SUB, 144a, 7/15/30(D)(H)	381,841
250,000	Madison Park Funding XXXI Ltd. (Cayman Islands), Ser 2018-31A, Class SUB, 144a, 1/23/48(D)(H)	205,103
540,000	Madison Park Funding XXXVII Ltd. (Cayman Islands), Ser 2019-37A, Class SUB, 144a, 7/15/49(D)(H)	559,942
500,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2018-1A, Class SUB, 144a, 10/20/30(D)(H)	275,153
250,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2019-2A, Class D, 144a, (3M LIBOR +6.770%), 6.896%, 4/15/31(D)	239,900
500,000	Oaktree CLO Ltd. (Cayman Islands), Ser 2019-3A, Class E, 144a, (3M LIBOR +6.770%), 6.904%, 7/20/31(D)	500,000
250,000	Octagon Loan Funding Ltd. (Cayman Islands), Ser 2014-1A, Class DRR, 144a, (3M LIBOR +2.900%), 3.024%, 11/18/31(D)	248,767
350,000	OHA Loan Funding Ltd. (Cayman Islands), Ser 2016-1A, Class SUB, 144a, 1/20/33(D)(H)	278,298
500,000	OZLM XXI Ltd. (Cayman Islands), Ser 2017-21A, Class SUB, 144a, 1/20/31(D)(H)	289,216
500,000	RR 6 Ltd. (Cayman Islands), Ser 2019-6A, Class SUB, 144a, 4/15/36(D)(H)	543,965
250,000	Signal Peak CLO 7 Ltd. (Cayman Islands), Ser 2019-1A, Class E, 144a, (3M LIBOR +6.890%), 7.018%, 4/30/32(D)	250,118
500,000	Steele Creek CLO Ltd. (Cayman Islands), Ser 2019-2A, Class E, 144a, (3M LIBOR +7.700%), 7.826%, 7/15/32(D)	487,515
250,000	TCI-Flatiron CLO Ltd. (Cayman Islands), Ser 2017-1A, Class D, 144a, (3M LIBOR +2.750%), 2.874%, 11/18/30(D)	250,000
Principal Amount		Market Value
	Asset-Backed Securities — 4.6% (Continued)
$ 500,000	Thompson Park CLO Ltd. (Cayman Islands), Ser 2021-1A, Class E, 144a, (3M LIBOR +6.310%), 6.509%, 4/15/34(D)	$ 499,606
1,000,000	Voya CLO Ltd., Ser 2020-3A, Class ER, 144a, 10/20/34(D)(H)	1,000,000
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class D, 144a, (3M LIBOR +6.250%), 6.384%, 1/20/32(D)	242,647
250,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2018-3A, Class SUB, 144a, 1/20/32(D)(H)	176,465
280,000	Wellfleet CLO Ltd. (Cayman Islands), Ser 2020-1A, Class SUB, 144a, 4/15/33(D)(H)	213,178
	Total Asset-Backed Securities	$12,609,205
Shares
	Common Stocks — 2.0%
	Energy — 1.5%
70,000	Antero Resources Corp.*	1,316,700
187,384	Ascent Resources Marcellus Holdings, LLC*	0
17,856	Extraction Oil & Gas, Inc.*	1,007,971
932	Extraction Oil & Gas, Inc.(I)	52,612
9,907	Foresight Energy LLC	138,697
73,177	FTS International, Inc. - Class A*	1,800,154
		4,316,134
	Industrials — 0.5%
2,571	Allegiant Travel Co.*	502,579
12,500	Delta Air Lines, Inc.*	532,625
23,087	Tutor Perini Corp.*	299,669
		1,334,873
	Information Technology — 0.0%
14,309	AFG Holdings, Inc.	21,464
8,386	Aquity Holdings, Inc. New Escrow	1,048
		22,512
	Total Common Stocks	$5,673,519
	Exchange-Traded Fund — 0.4%
43,000	US Global Jets ETF	1,016,090
	Warrants — 0.0%
	Energy — 0.0%
48,515	Ascent Resources Marcellus Holdings, LLC, Exp 3/30/23, Price 0.00*	0
	Total Warrants	$0
Number of Contracts		Notional Amount
	Purchased Options — 0.0%
	Purchased Call Options — 0.0%
565	Antero Resources Corp., Strike @21.00, Exp 11/21	$1,062,765	64,964
64	Chicago Board Options Exchange Volatility Index, Strike @30.00, Exp 10/21(A)	148,096	8,320
	Total Purchased Options		$73,284

Touchstone Credit Opportunities Fund (Continued)
Shares		MarketValue
	Short-Term Investment Funds — 2.5%
5,725,697	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 5,725,697
1,191,570	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	1,191,570
	Total Short-Term Investment Funds	$6,917,267
	Total Long Positions—95.1% (Cost $262,686,480)	$263,797,859
Principal Amount
	Securities Sold Short — (0.3)%
	Corporate Bonds — (0.3)%
	Consumer Staples — (0.1)%
$ (500,000)	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc., 7.000%, 12/31/27	(478,750)
	Consumer Discretionary — (0.2)%
(500,000)	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/25	(512,255)
	Total Corporate Bonds	$(991,005)
	Total Securities Sold Short (Proceeds $998,255)	$(991,005)
Number of Contracts		Notional Amount
	Written Options — (0.0)%
	Written Call Options — (0.0)%
(64)	Chicago Board Options Exchange Volatility Index, Strike @40.00, Exp 10/21	$ 148,096	(3,840)
	Total Written Options (Premiums received $4,862)		$(3,840)
	Total Investment Securities—94.8%		$262,803,014
	Other Assets in Excess of Liabilities — 5.2%		14,463,693
	Net Assets — 100.0%		$277,266,707
(A)	All or a portion of these securities are pledged as collateral for securities sold short. The total value of the securities pledged as collateral as of September 30, 2021 was $2,887,322.
(B)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
(C)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amounts.
(D)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2021.
(E)	Bank loans pay interest at rates which adjust periodically unless otherwise indicated. The interest rates shown are the current interest rates as of September 30, 2021.
(F)	The referenced index is less than 0.00% as of September 30, 2021. The loan has an interest rate floor whereby the floating rate used the coupon rate calculation cannot be less than zero.
(G)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(H)	Security has no stated coupon and is considered an equity position in the collateralized loan obligation (“CLO”).CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses.
(I)	Security is subject to restrictions on resale. At September 30, 2021, these securities were valued at $52,612 or 0.0% of net assets.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $1,134,003.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
EUR – Euro
EURIBOR – Euro Interbank Offered Rate
GBP – Great Britain Pound
ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
MTN – Medium Term Note
PIK – Payment In Kind
PLC – Public Limited Company
REIT – Real Estate Investment Trust
USD – United States Dollar
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $136,432,705 or 49.2% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$145,395,369	$1	$145,395,370
Bank Loans	—	92,113,124	—	92,113,124
Asset-Backed Securities	—	12,609,205	—	12,609,205
Common Stocks	5,512,310	161,209	—	5,673,519
Exchange-Traded Fund	1,016,090	—	—	1,016,090
Warrants	—	0	—	0
Purchased Call Options
Equity contracts	73,284	—	—	73,284
Short-Term Investment Funds	6,917,267	—	—	6,917,267
Other Financial Instruments
Foreign currency exchange contracts	—	102,844	—	102,844
Total Assets	$13,518,951	$250,381,751	$1	$263,900,703
Liabilities:
Securities Sold Short
Corporate Bonds	$—	$(991,005)	$—	$(991,005)
Other Financial Instruments
Swap Agreements
Credit contracts	—	(56,669)	—	(56,669)
Written Options
Equity contracts	(3,840)	—	—	(3,840)
Total Liabilities	$(3,840)	$(1,047,674)	$—	$(1,051,514)
Total	$13,515,111	$249,334,077	$1	$262,849,189

Touchstone Credit Opportunities Fund (Continued)
Measurements Using Unobservable Inputs (Level 3)
Assets
Beginning balance, September 30, 2020	$—
Transfer into Level 3	1
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Ending balance, September 30, 2021	$1
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2021	$—
Corporate Bond	Fair Value	Valuation Technique	Unobservable Input
Digicel Group Ltd.	$1	Discounted Market Value	99.9% Discount Rate
Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)
Counterparty	Termination Date	Notional Amount(2)	Pay Fixed Rate	Clearinghouse	Underlying Bond	Value(3)	Premiums Paid/ (Received)	Unrealized Depreciation
Wells Fargo	12/20/25	$250,000	1.000%	ICE	Kohls Corp. USD SR 5Y D14	$630	$22,642	$(22,012)
Wells Fargo	6/20/25	$500,000	5.000%	ICE	American Axle & Manufacturing Inc. USD SR 5Y D14	$(35,673)	$(3,115)	$(32,558)
Wells Fargo	12/20/25	$793,750	5.000%	ICE	Markit CDX North America High Yield Series 33 5Y Index	$(72,345)	$(70,246)	$(2,099)
								$(56,669)
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on the underlying bond serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Forward Foreign Currency Contracts
		Contract to
Counterparty	Expiration Date	Receive		Deliver		Unrealized Appreciation
Wells Fargo	10/28/2021	USD	9,004,488	EUR	7,692,593	$89,081
Wells Fargo	10/28/2021	USD	837,160	GBP	611,079	13,763
						$102,844
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Dividend Equity Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 99.9%
	Information Technology — 23.9%
178,880	Analog Devices, Inc.	$ 29,958,822
585,473	Apple, Inc.	82,844,429
192,364	Automatic Data Processing, Inc.	38,457,411
117,934	Broadcom, Inc.	57,189,735
1,362,976	Cisco Systems, Inc.	74,186,784
1,250,621	Intel Corp.	66,633,087
439,651	International Business Machines Corp.	61,080,713
137,525	KLA Corp.	46,003,488
562,769	Microsoft Corp.	158,655,836
867,182	Oracle Corp.	75,557,568
357,010	Paychex, Inc.	40,145,775
386,482	QUALCOMM, Inc.	49,848,448
203,375	TE Connectivity Ltd.	27,907,118
402,473	Texas Instruments, Inc.	77,359,335
		885,828,549
	Financials — 14.0%
206,335	Arthur J Gallagher & Co.	30,671,698
72,600	BlackRock, Inc.	60,886,716
192,769	Goldman Sachs Group, Inc. (The)	72,872,465
2,064,032	Huntington Bancshares, Inc.	31,909,935
434,290	JPMorgan Chase & Co.	71,088,930
329,739	MetLife, Inc.	20,354,788
407,211	Principal Financial Group, Inc.	26,224,388
210,730	Prudential Financial, Inc.	22,168,796
284,871	T Rowe Price Group, Inc.	56,034,126
418,053	Truist Financial Corp.	24,518,808
408,383	US Bancorp	24,274,286
1,656,993	Wells Fargo & Co.	76,901,045
		517,905,981
	Health Care — 13.5%
396,349	AbbVie, Inc.	42,754,167
206,140	AmerisourceBergen Corp.	24,623,423
1,127,159	Bristol-Myers Squibb Co.	66,693,998
476,997	CVS Health Corp.	40,477,965
265,968	Gilead Sciences, Inc.	18,577,865
137,972	HCA Healthcare, Inc.	33,488,564
472,484	Johnson & Johnson	76,306,166
378,887	Medtronic PLC	47,493,486
537,900	Merck & Co., Inc.	40,401,669
1,209,237	Pfizer, Inc.	52,009,283
151,318	UnitedHealth Group, Inc.	59,125,995
		501,952,581
	Consumer Discretionary — 10.2%
179,630	Dollar General Corp.	38,106,708
208,618	Home Depot, Inc. (The)	68,480,945
295,302	McDonald's Corp.	71,200,265
493,300	Starbucks Corp.	54,415,923
131,296	Target Corp.	30,036,586
490,115	VF Corp.	32,832,804
141,828	Whirlpool Corp.	28,913,056
444,410	Yum! Brands, Inc.	54,355,787
		378,342,074
	Industrials — 10.0%
278,507	3M Co.	48,855,698
203,173	Caterpillar, Inc.	39,003,121
104,761	Cummins, Inc.	23,525,130
84,275	Deere & Co.	28,238,024
217,446	Eaton Corp. PLC	32,466,862
207,521	Lockheed Martin Corp.	71,615,497
Shares		Market Value

	Industrials — (Continued)
125,521	Parker-Hannifin Corp.	$ 35,098,182
853,000	Raytheon Technologies Corp.	73,323,880
90,987	United Parcel Service, Inc. - Class B	16,568,733
		368,695,127
	Communication Services — 8.6%
1,522,069	AT&T, Inc.	41,111,084
1,595,921	Comcast Corp. - Class A	89,259,861
1,120,098	Fox Corp. - Class A	44,927,131
1,114,686	Interpublic Group of Cos., Inc. (The)	40,875,536
516,379	Omnicom Group, Inc.	37,416,822
1,211,591	Verizon Communications, Inc.	65,438,030
		319,028,464
	Consumer Staples — 7.0%
925,605	Coca-Cola Co. (The)	48,566,494
278,151	Kimberly-Clark Corp.	36,838,319
412,420	PepsiCo, Inc.	62,032,092
652,235	Philip Morris International, Inc.	61,825,356
284,054	Sysco Corp.	22,298,239
208,700	Walmart, Inc.	29,088,606
		260,649,106
	Energy — 4.4%
384,726	Chevron Corp.	39,030,453
673,625	Exxon Mobil Corp.	39,622,623
586,207	Phillips 66	41,052,076
615,250	Valero Energy Corp.	43,418,192
		163,123,344
	Utilities — 2.9%
659,259	Dominion Energy, Inc.	48,139,092
324,003	Duke Energy Corp.	31,619,453
353,173	NextEra Energy, Inc.	27,731,144
		107,489,689
	Materials — 2.8%
110,884	Air Products & Chemicals, Inc.	28,398,501
825,149	DuPont de Nemours, Inc.	56,101,881
65,238	Linde PLC (United Kingdom)	19,139,524
		103,639,906
	Real Estate — 2.6%
188,530	Alexandria Real Estate Equities, Inc. REIT	36,022,427
137,893	American Tower Corp. REIT	36,598,181
190,746	Simon Property Group, Inc. REIT	24,791,258
		97,411,866
	Total Common Stocks	$3,704,066,687
	Short-Term Investment Fund — 0.6%
20,474,072	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	20,474,072
	Total Investment Securities—100.5% (Cost $3,643,459,044)	$3,724,540,759
	Liabilities in Excess of Other Assets — (0.5%)	(18,243,668)
	Net Assets — 100.0%	$3,706,297,091
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust

Touchstone Dividend Equity Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$3,704,066,687	$—	$—	$3,704,066,687
Short-Term Investment Fund	20,474,072	—	—	20,474,072
Total	$3,724,540,759	$—	$—	$3,724,540,759
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone High Yield Fund – September 30, 2021
Principal Amount		Market Value
	Corporate Bonds — 99.8%
	Energy — 16.4%
$ 181,000	Antero Resources Corp., 144a, 5.375%, 3/1/30	$ 190,620
288,000	Antero Resources Corp., 144a, 7.625%, 2/1/29	321,984
1,383,000	Apache Corp., 4.875%, 11/15/27	1,508,189
595,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 144a, 7.000%, 11/1/26	615,069
1,221,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 6.625%, 7/15/26	1,275,945
458,000	Blue Racer Midstream LLC / Blue Racer Finance Corp., 144a, 7.625%, 12/15/25	495,213
297,000	Bristow Group, Inc., 144a, 6.875%, 3/1/28	309,034
771,000	California Resources Corp., 144a, 7.125%, 2/1/26	813,640
1,975,000	CQP Holdco LP / BIP-V Chinook Holdco LLC, 144a, 5.500%, 6/15/31	2,100,511
467,000	CVR Energy, Inc., 144a, 5.250%, 2/15/25	462,330
429,000	DT Midstream, Inc., 144a, 4.125%, 6/15/29	435,032
1,277,000	Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	1,273,808
312,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.000%, 1/15/27	316,742
194,000	Global Partners LP / GLP Finance Corp., 6.875%, 1/15/29	201,366
147,000	Global Partners LP / GLP Finance Corp., 7.000%, 8/1/27	153,248
283,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 2/1/29	290,783
225,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 5.750%, 10/1/25	227,531
283,000	Hilcorp Energy I LP / Hilcorp Finance Co., 144a, 6.250%, 11/1/28	293,250
610,000	Independence Energy Finance LLC, 144a, 7.250%, 5/1/26	628,123
326,000	MEG Energy Corp. (Canada), 144a, 7.125%, 2/1/27	342,238
724,000	Murphy Oil Corp., 6.375%, 7/15/28	765,630
1,072,000	NuStar Logistics LP, 5.625%, 4/28/27	1,141,680
531,000	NuStar Logistics LP, 6.000%, 6/1/26	573,480
657,000	Occidental Petroleum Corp., 4.200%, 3/15/48	629,078
284,000	Occidental Petroleum Corp., 6.125%, 1/1/31	340,800
438,000	Occidental Petroleum Corp., 6.375%, 9/1/28	512,460
597,000	Occidental Petroleum Corp., 6.625%, 9/1/30	736,549
502,000	Occidental Petroleum Corp., 8.500%, 7/15/27	628,720
923,000	Parkland Corp. (Canada), 144a, 4.500%, 10/1/29	935,553
756,000	Precision Drilling Corp. (Canada), 144a, 6.875%, 1/15/29	789,600
245,000	Rockies Express Pipeline LLC, 144a, 4.950%, 7/15/29	254,800
788,000	Southwestern Energy Co., 8.375%, 9/15/28	892,591
165,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 5.500%, 1/15/28	168,919
915,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144a, 6.000%, 12/31/30	938,854
1,091,000	TerraForm Power Operating LLC, 144a, 5.000%, 1/31/28	1,172,825
140,000	Weatherford International, Ltd., 144a, 6.500%, 9/15/28	144,200
		22,880,395
	Communication Services — 15.3%
666,000	Altice Financing SA (Luxembourg), 144a, 5.750%, 8/15/29	647,452
483,000	Altice Financing SA (Luxembourg), 144a, 5.000%, 1/15/28	460,413
514,000	Altice France SA (France), 144a, 5.125%, 7/15/29	504,763
446,000	Altice France SA (France), 144a, 5.500%, 10/15/29	441,488
875,000	AMC Networks, Inc., 4.250%, 2/15/29	870,078
478,000	Belo Corp., 7.250%, 9/15/27	555,675
337,000	C&W Senior Financing DAC (Ireland), 144a, 6.875%, 9/15/27	354,271
626,000	Cars.com, Inc., 144a, 6.375%, 11/1/28	660,430
Principal Amount		Market Value

	Communication Services — (Continued)
$ 97,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.250%, 2/1/31	$ 98,455
138,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 5/1/32	141,968
627,000	CCO Holdings LLC / CCO Holdings Capital Corp., 144a, 4.750%, 3/1/30	655,102
836,000	Connect Finco SARL / Connect US Finco LLC (United Kingdom), 144a, 6.750%, 10/1/26	874,665
467,000	CSC Holdings LLC, 144a, 3.375%, 2/15/31	434,310
1,268,000	CSC Holdings LLC, 144a, 4.625%, 12/1/30	1,201,430
720,000	CSC Holdings LLC, 144a, 5.750%, 1/15/30	730,670
315,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 144a, 5.375%, 8/15/26	207,900
774,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 144a, 6.625%, 8/15/27	338,625
975,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 144a, 5.875%, 8/15/27	1,017,656
228,000	Frontier Communications Corp., 144a, 5.875%, 10/15/27	242,250
351,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., 144a, 3.500%, 3/1/29	347,929
245,000	LCPR Senior Secured Financing DAC, 144a, 5.125%, 7/15/29	252,962
444,000	LCPR Senior Secured Financing DAC (Ireland), 144a, 6.750%, 10/15/27	470,640
1,032,000	LogMeIn, Inc., 144a, 5.500%, 9/1/27	1,051,226
266,000	Lumen Technologies, Inc., 144a, 5.375%, 6/15/29	269,990
136,000	Match Group Holdings II LLC, 144a, 3.625%, 10/1/31	134,246
673,000	Midas OpCo Holdings LLC, 144a, 5.625%, 8/15/29	696,387
750,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 144a, 4.750%, 4/30/27	750,000
1,196,000	Photo Holdings Merger Sub, Inc., 144a, 8.500%, 10/1/26	1,293,175
408,000	Sprint Capital Corp, 6.875%, 11/15/28	522,240
300,000	Summer BC Bidco B LLC, 144a, 5.500%, 10/31/26	307,470
200,000	Switch Ltd., 144a, 4.125%, 6/15/29	205,250
230,000	Telecom Italia Capital SA (Italy), 6.000%, 9/30/34	258,175
562,000	Telecom Italia Capital SA (Italy), 6.375%, 11/15/33	653,999
334,000	T-Mobile USA, Inc., 144a, 3.375%, 4/15/29	348,445
939,000	Univision Communications, Inc., 144a, 4.500%, 5/1/29	954,259
294,000	Virgin Media Finance PLC (United Kingdom), 144a, 5.000%, 7/15/30	300,280
200,000	Virgin Media Secured Finance PLC (United Kingdom), 144a, 5.500%, 5/15/29	211,772
848,000	Vmed O2 UK Financing I PLC (United Kingdom), 144a, 4.750%, 7/15/31	866,385
335,000	Zayo Group Holdings, Inc., 144a, 4.000%, 3/1/27	333,402
650,000	Ziggo Bond Co. BV (Netherlands), 144a, 5.125%, 2/28/30	666,380
		21,332,213
	Consumer Staples — 12.9%
580,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.000%, 10/15/30	574,200
80,000	1011778 BC ULC / New Red Finance, Inc. (Canada), 144a, 4.375%, 1/15/28	81,217
446,000	ACCO Brands Corp., 144a, 4.250%, 3/15/29	447,829
650,000	AHP Health Partners, Inc., 144a, 5.750%, 7/15/29	656,500
328,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 144a, 5.750%, 7/15/27	341,871
289,000	CHS/Community Health Systems, Inc., 144a, 6.875%, 4/15/29	289,322
699,000	Gap, Inc. (The), 144a, 3.875%, 10/1/31	699,874
835,000	Ingles Markets, Inc., 144a, 4.000%, 6/15/31	845,438
564,000	JBS Finance Luxembourg Sarl, 144a, 3.625%, 1/15/32	574,581

Touchstone High Yield Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 99.8% (Continued)
	Consumer Staples — (Continued)
$ 167,000	JBS USA LUX SA / JBS USA Finance, Inc., 144a, 6.750%, 2/15/28	$ 181,197
597,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 3.750%, 12/1/31	621,196
381,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 144a, 5.500%, 1/15/30	423,756
997,000	Macy's Retail Holdings LLC, 144a, 5.875%, 4/1/29†	1,081,745
529,000	NESCO Holdings II, Inc., 144a, 5.500%, 4/15/29	548,679
616,000	Papa John's International, Inc., 144a, 3.875%, 9/15/29	611,306
676,000	Performance Food Group, Inc., 144a, 4.250%, 8/1/29	677,690
1,013,000	Pilgrim's Pride Corp., 144a, 3.500%, 3/1/32	1,030,094
298,000	Pilgrim's Pride Corp., 144a, 4.250%, 4/15/31	320,201
269,000	Post Holdings, Inc., 144a, 4.500%, 9/15/31	265,807
314,000	Post Holdings, Inc., 144a, 4.625%, 4/15/30	316,427
908,000	Primo Water Holdings, Inc. (Canada), 144a, 4.375%, 4/30/29	907,750
1,325,000	QVC, Inc., 4.375%, 9/1/28	1,369,719
448,000	QVC, Inc., 4.750%, 2/15/27	474,880
1,163,000	SEG Holding LLC / SEG Finance Corp., 144a, 5.625%, 10/15/28	1,212,427
325,000	Triton Water Holdings, Inc., 144a, 6.250%, 4/1/29	330,281
1,689,000	Turning Point Brands, Inc., 144a, 5.625%, 2/15/26	1,760,782
966,000	United Rentals North America, Inc., 3.750%, 1/15/32	976,868
334,000	Wolverine World Wide, Inc., 144a, 4.000%, 8/15/29	337,340
		17,958,977
	Industrials — 12.4%
683,000	American Builders & Contractors Supply Co., Inc., 144a, 3.875%, 11/15/29	681,088
306,000	BWX Technologies, Inc., 144a, 4.125%, 6/30/28	314,033
1,382,000	Cimpress PLC (Ireland), 144a, 7.000%, 6/15/26	1,441,315
415,000	Delta Air Lines, Inc., 3.750%, 10/28/29	422,440
941,000	Dycom Industries, Inc., 144a, 4.500%, 4/15/29	946,599
976,000	Fortress Transportation & Infrastructure Investors LLC, 144a, 6.500%, 10/1/25	1,006,607
348,000	GFL Environmental, Inc. (Canada), 144a, 3.500%, 9/1/28	350,175
1,000,000	Granite US Holdings Corp., 144a, 11.000%, 10/1/27	1,095,000
937,000	H&E Equipment Services, Inc., 144a, 3.875%, 12/15/28	934,657
467,000	Howmet Aerospace, Inc., 3.000%, 1/15/29	469,919
86,000	Howmet Aerospace, Inc., 5.950%, 2/1/37	107,070
214,000	Howmet Aerospace, Inc., 6.750%, 1/15/28	260,545
1,165,000	Imola Merger Corp., 144a, 4.750%, 5/15/29	1,204,738
685,000	Meritor, Inc., 144a, 4.500%, 12/15/28	686,713
159,000	Meritor, Inc., 144a, 6.250%, 6/1/25	167,141
606,000	Moog, Inc., 144a, 4.250%, 12/15/27	622,665
652,000	New Enterprise Stone & Lime Co., Inc., 144a, 5.250%, 7/15/28	659,335
250,000	New Enterprise Stone & Lime Co., Inc., 144a, 9.750%, 7/15/28	271,875
258,000	New Enterprise Stone & Lime Co., Inc., 144a, 6.250%, 3/15/26	266,772
486,000	Owens-Brockway Glass Container, Inc., 144a, 6.625%, 5/13/27	521,867
970,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 144a, 4.000%, 10/15/27	960,300
244,000	Roller Bearing Co. of America, Inc., 144a, 4.375%, 10/15/29	250,100
479,000	Seaspan Corp. (Hong Kong), 144a, 5.500%, 8/1/29	488,685
226,000	Spirit AeroSystems, Inc., 144a, 7.500%, 4/15/25	239,040
412,000	Standard Industries, Inc., 144a, 3.375%, 1/15/31	392,100
493,000	Standard Industries, Inc., 144a, 5.000%, 2/15/27	508,406
Principal Amount		Market Value

	Industrials — (Continued)
$ 523,000	Summit Materials LLC / Summit Materials Finance Corp., 144a, 5.250%, 1/15/29	$ 549,150
1,000,000	TransDigm, Inc., 4.625%, 1/15/29	995,000
455,000	WESCO Distribution, Inc., 144a, 7.250%, 6/15/28	503,913
		17,317,248
	Consumer Discretionary — 12.1%
200,000	Allison Transmission, Inc., 144a, 3.750%, 1/30/31	194,500
766,000	American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 144a, 5.750%, 4/20/29	825,403
1,000,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 144a, 4.625%, 4/1/30	1,006,250
84,000	Carnival Corp., 144a, 7.625%, 3/1/26	89,670
532,000	Carnival Corp., 144a, 9.875%, 8/1/27	613,987
449,000	Carriage Services, Inc., 144a, 4.250%, 5/15/29	452,839
1,153,000	Churchill Downs, Inc., 144a, 4.750%, 1/15/28	1,206,326
1,169,000	Colt Merger Sub, Inc., 144a, 6.250%, 7/1/25	1,230,674
67,000	Everi Holdings, Inc., 144a, 5.000%, 7/15/29	68,654
71,000	Ford Motor Co., 9.625%, 4/22/30	100,665
367,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	389,387
700,000	Ford Motor Credit Co. LLC, 4.271%, 1/9/27	744,922
460,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/25	499,675
487,000	Ford Motor Credit Co. LLC, MTN, 4.389%, 1/8/26	519,264
296,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/27	319,310
198,000	Goodyear Tire & Rubber Co. (The), 144a, 5.000%, 7/15/29	210,751
502,000	Group 1 Automotive, Inc., 144a, 4.000%, 8/15/28	510,785
372,000	Hilton Domestic Operating Co., Inc., 144a, 3.625%, 2/15/32	366,420
445,000	International Game Technology PLC (United Kingdom), 144a, 6.250%, 1/15/27	502,850
692,000	JB Poindexter & Co., Inc., 144a, 7.125%, 4/15/26	728,330
617,000	KB Home, 4.000%, 6/15/31	633,196
415,000	L Brands, Inc., 5.250%, 2/1/28	457,745
936,000	Meritage Homes Corp., 144a, 3.875%, 4/15/29	982,800
172,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/27	199,950
735,000	Royal Caribbean Cruises Ltd., 144a, 11.500%, 6/1/25	838,635
267,000	Scotts Miracle-Gro Co. (The), 144a, 4.375%, 2/1/32	269,169
568,000	Speedway Motorsports LLC / Speedway Funding II, Inc., 144a, 4.875%, 11/1/27	579,360
950,000	Tempur Sealy International, Inc., 144a, 3.875%, 10/15/31	951,187
506,000	Twin River Worldwide Holdings Inc., 144a, 6.750%, 6/1/27	550,908
340,000	United Airlines, Inc., 144a, 4.625%, 4/15/29	351,373
182,000	Viking Ocean Cruises Ship VII Ltd., 144a, 5.625%, 2/15/29	181,318
238,000	WW International, Inc., 144a, 4.500%, 4/15/29	232,645
		16,808,948
	Financials — 7.4%
1,307,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. (Canada), 144a, 8.500%, 12/15/22	1,329,872
106,000	Credit Acceptance Corp., 6.625%, 3/15/26	110,770
2,401,000	ESC GCB Unit Corp. ESCROW, 6.625%, 5/15/51(A)	0
706,000	FirstCash, Inc., 144a, 4.625%, 9/1/28	732,475
888,000	goeasy Ltd. (Canada), 144a, 4.375%, 5/1/26	912,420
611,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.250%, 5/15/27	635,183
400,000	MGIC Investment Corp., 5.250%, 8/15/28	426,820
950,000	Navient Corp., 5.875%, 10/25/24	1,014,125
315,000	OneMain Finance Corp., 3.875%, 9/15/28	313,028
228,000	OneMain Finance Corp., 4.000%, 9/15/30	226,860
89,000	PennyMac Financial Services, Inc., 144a, 4.250%, 2/15/29	84,735

Touchstone High Yield Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 99.8% (Continued)
	Financials — (Continued)
$ 273,000	PennyMac Financial Services, Inc., 144a, 5.375%, 10/15/25	$ 280,767
414,000	PennyMac Financial Services, Inc., 144a, 5.750%, 9/15/31	413,375
650,000	PRA Group, Inc., 144a, 5.000%, 10/1/29	650,813
274,000	PRA Group, Inc., 144a, 7.375%, 9/1/25	293,180
206,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 3.375%, 8/31/27	198,069
741,000	Prime Security Services Borrower LLC / Prime Finance, Inc., 144a, 5.750%, 4/15/26	801,584
661,000	Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc., 144a, 3.875%, 3/1/31	666,784
718,000	Rocket Mortgage LLC / Rocket Mortgage Co.-Issuer, Inc., 144a, 2.875%, 10/15/26	712,615
399,000	Springleaf Finance Corp., 6.625%, 1/15/28	458,850
112,000	Springleaf Finance Corp., 7.125%, 3/15/26	129,780
		10,392,105
	Health Care — 7.4%
730,000	AdaptHealth LLC, 144a, 4.625%, 8/1/29	729,452
293,000	AdaptHealth LLC, 144a, 5.125%, 3/1/30	293,149
373,000	Bausch Health Cos, Inc., 144a, 5.250%, 2/15/31	343,015
187,000	Bausch Health Cos, Inc., 144a, 7.000%, 1/15/28	191,619
264,000	Bausch Health Cos., Inc., 144a, 4.875%, 6/1/28	273,570
441,000	DaVita, Inc., 144a, 3.750%, 2/15/31	429,424
466,000	DaVita, Inc., 144a, 4.625%, 6/1/30	479,333
650,000	Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., 144a, 6.125%, 4/1/29	650,000
237,000	Grifols Escrow Issuer SA (Spain), 144a, 4.750%, 10/15/28	241,965
186,000	Herbalife Nutrition Ltd. / HLF Financing, Inc., 144a, 7.875%, 9/1/25	199,485
400,000	HLF Financing Sarl LLC / Herbalife International, Inc., 144a, 4.875%, 6/1/29	400,000
765,000	Jazz Securities DAC, 144a, 4.375%, 1/15/29	792,769
549,000	MEDNAX, Inc., 144a, 6.250%, 1/15/27	577,136
67,000	ModivCare Escrow Issuer, Inc., 144a, 5.000%, 10/1/29	69,449
587,000	ModivCare, Inc., 144a, 5.875%, 11/15/25	620,752
759,000	Mozart Debt Merger Sub, Inc., 144a, 3.875%, 4/1/29	759,000
750,000	Mozart Debt Merger Sub, Inc., 144a, 5.250%, 10/1/29	750,000
444,000	Tenet Healthcare Corp., 144a, 4.250%, 6/1/29	450,660
623,000	Tenet Healthcare Corp., 144a, 6.125%, 10/1/28	654,088
155,000	Tenet Healthcare Corp., 144a, 6.250%, 2/1/27	160,813
729,000	Teva Pharmaceutical Finance Netherlands III BV (Israel), 3.150%, 10/1/26	698,929
464,000	Valeant Pharmaceuticals International, 144a, 8.500%, 1/31/27	497,640
		10,262,248
	Materials — 4.8%
386,000	Alcoa Nederland Holding BV, 144a, 4.125%, 3/31/29	402,405
184,000	Alcoa Nederland Holding BV (Netherlands), 144a, 6.125%, 5/15/28	199,410
355,000	Arconic Corp., 144a, 6.125%, 2/15/28	376,307
938,000	Clearwater Paper Corp., 144a, 4.750%, 8/15/28	963,795
219,000	Clearwater Paper Corp., 144a, 5.375%, 2/1/25	235,973
650,000	Cleveland-Cliffs, Inc., 144a, 4.875%, 3/1/31	671,125
233,000	Hudbay Minerals, Inc. (Peru), 144a, 4.500%, 4/1/26	230,670
356,000	Hudbay Minerals, Inc. (Peru), 144a, 6.125%, 4/1/29	372,855
275,000	INEOS Quattro Finance 2 PLC (United Kingdom), 144a, 3.375%, 1/15/26	277,750
443,000	Kaiser Aluminum Corp., 144a, 4.500%, 6/1/31	454,075
594,000	Mercer International, Inc. (Germany), 5.125%, 2/1/29	606,622
1,076,000	NOVA Chemicals Corp. (Canada), 144a, 4.250%, 5/15/29	1,076,000
Principal Amount		Market Value

	Materials — (Continued)
$ 305,000	Novelis Corp., 144a, 3.250%, 11/15/26	$ 309,325
578,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. (Australia), 144a, 5.750%, 4/30/26	593,895
		6,770,207
	Information Technology — 4.2%
434,000	Booz Allen Hamilton, Inc., 144a, 3.875%, 9/1/28	444,902
179,000	Booz Allen Hamilton, Inc., 144a, 4.000%, 7/1/29	183,699
1,299,000	Clarivate Science Holdings Corp., 144a, 4.875%, 7/1/29	1,302,572
918,000	Consensus Cloud Solutions, Inc., 144a, 6.500%, 10/15/28	952,654
361,000	J2 Global, Inc., 144a, 4.625%, 10/15/30	383,563
389,000	MSCI, Inc., MSCI, 144a, 3.625%, 9/1/30	402,129
264,000	NCR Corp., 144a, 5.125%, 4/15/29	272,250
299,000	NCR Corp., 144a, 5.750%, 9/1/27	315,445
560,000	Open Text Corp. (Canada), 144a, 3.875%, 2/15/28	571,200
975,000	TTM Technologies, Inc., 144a, 4.000%, 3/1/29	976,657
		5,805,071
	Real Estate — 4.1%
910,000	CTR Partnership LP / CareTrust Capital Corp. REIT, 144a, 3.875%, 6/30/28	946,400
85,000	Diversified Healthcare Trust REIT, 4.750%, 5/1/24	87,550
535,000	Diversified Healthcare Trust REIT, 4.750%, 2/15/28	537,675
431,000	Diversified Healthcare Trust REIT, 9.750%, 6/15/25	469,790
325,000	Howard Hughes Corp. (The), 144a, 4.375%, 2/1/31	326,921
132,000	Iron Mountain, Inc. REIT, 144a, 4.500%, 2/15/31	133,888
172,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/27	178,567
301,000	Iron Mountain, Inc. REIT, 144a, 4.875%, 9/15/29	315,297
112,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 3/15/28	117,040
660,000	Iron Mountain, Inc. REIT, 144a, 5.250%, 7/15/30	700,412
310,000	Kennedy-Wilson, Inc., 4.750%, 2/1/30	315,425
710,000	RHP Hotel Properties LP / RHP Finance Corp. REIT, 144a, 4.500%, 2/15/29	711,434
420,000	Service Properties Trust REIT, 4.650%, 3/15/24	424,200
110,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 3.750%, 2/15/27	113,850
338,000	VICI Properties LP / VICI Note Co., Inc. REIT, 144a, 4.250%, 12/1/26	352,983
		5,731,432
	Utilities — 2.8%
425,000	Calpine Corp., 144a, 4.500%, 2/15/28	433,500
236,000	Calpine Corp., 144a, 5.000%, 2/1/31	236,000
1,815,000	Rockpoint Gas Storage Canada Ltd. (Canada), 144a, 7.000%, 3/31/23	1,842,225
1,111,000	Talen Energy Supply LLC, 144a, 7.625%, 6/1/28	1,041,562
297,000	Vistra Operations Co. LLC, 144a, 4.375%, 5/1/29	297,743
		3,851,030
	Total Corporate Bonds	$139,109,874
Shares
Common Stocks — 0.9%
Energy — 0.9%
41,410	Unit Corp.*	1,263,005

Touchstone High Yield Fund (Continued)
Shares		MarketValue
	Short-Term Investment Funds — 0.8%
800,476	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 800,476
396,750	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	396,750
	Total Short-Term Investment Funds	$1,197,226
	Total Investment Securities—101.5% (Cost $138,876,827)	$141,570,105
	Liabilities in Excess of Other Assets — (1.5%)	(2,150,243)
	Net Assets — 100.0%	$139,419,862
(A)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $374,325.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
DAC – Designated Activity Company
LLC – Limited Liability Company
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $111,037,236 or 79.6% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$139,109,874	$0	$139,109,874
Common Stocks	1,263,005	—	—	1,263,005
Short-Term Investment Funds	1,197,226	—	—	1,197,226
Total	$2,460,231	$139,109,874	$0	$141,570,105
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Impact Bond Fund – September 30, 2021
Principal Amount		Market Value
	Corporate Bonds — 27.1%
	Financials — 7.0%
$ 2,444,000	Aflac, Inc., 3.250%, 3/17/25	$ 2,627,254
1,456,395	Fishers Lane Associates LLC, 144a, 3.666%, 8/5/30	1,576,548
545,000	Fishers Lane Associates LLC, 144a, 5.477%, 8/5/40	659,665
1,398,000	Globe Life, Inc., 3.800%, 9/15/22	1,442,131
1,191,000	Globe Life, Inc., 4.550%, 9/15/28	1,380,897
2,000,000	MassMutual Global Funding II, 144a, 0.850%, 6/9/23	2,016,996
2,386,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 11/15/23	2,517,746
708,000	Nationwide Mutual Insurance Co., 144a, 9.375%, 8/15/39	1,232,030
1,000,000	Northwestern Mutual Global Funding, 144a, 0.600%, 3/25/24	997,905
1,280,000	Northwestern Mutual Life Insurance Co. (The), 144a, 3.625%, 9/30/59	1,385,809
2,175,000	Pacific Life Global Funding II, 144a, 1.375%, 4/14/26	2,182,879
2,000,000	PNC Bank NA, 2.700%, 10/22/29	2,096,519
1,500,000	Progressive Corp. (The), 4.200%, 3/15/48	1,836,522
2,000,000	Protective Life Global Funding, 144a, 1.170%, 7/15/25	1,996,847
2,040,000	Reliance Standard Life Global Funding II, 144a, 2.750%, 1/21/27	2,147,715
1,450,000	SBA Tower Trust REIT, 144a, 2.836%, 1/15/25	1,501,460
844,000	Unum Group, 7.250%, 3/15/28	1,070,887
2,000,000	USB Capital IX, (3M LIBOR +1.020%), 3.500%(A)(B)	1,973,133
		30,642,943
	Industrials — 5.8%
26,617	Burlington Northern and Santa Fe Railway Co. 2005-3 Pass Through Trust, 4.830%, 1/15/23	27,222
342,859	Burlington Northern and Santa Fe Railway Co. 2005-4 Pass Through Trust, 4.967%, 4/1/23	355,204
2,355,000	Burlington Northern Santa Fe LLC, 6.700%, 8/1/28	3,050,202
1,453,229	CSX Transportation, Inc., 6.251%, 1/15/23	1,547,872
116,361	Federal Express Corp. 1999 Pass Through Trust, 7.650%, 1/15/23	121,931
932,329	FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.875%, 2/20/34	920,310
2,823,000	GATX Corp., 3.250%, 3/30/25	2,988,995
1,180,000	Kansas City Southern, 3.000%, 5/15/23	1,222,573
1,625,000	Kansas City Southern, 3.125%, 6/1/26	1,744,579
1,941,000	Norfolk Southern Corp., 2.903%, 2/15/23	1,994,871
1,000,000	Republic Services, Inc., 2.300%, 3/1/30	1,011,655
667,000	TOTE Maritime Alaska LLC, 6.365%, 4/15/28	776,935
2,514,000	Tote Shipholdings LLC, 3.400%, 10/16/40	2,720,841
1,960,000	Union Pacific Corp., 144a, 2.891%, 4/6/36	2,031,796
150,519	Union Pacific Railroad Co. 2003 Pass Through Trust, 4.698%, 1/2/24	157,938
732,866	Union Pacific Railroad Co. 2006 Pass Through Trust, 5.866%, 7/2/30	846,313
1,267,109	Union Pacific Railroad Co. 2014-1 Pass Through Trust, 3.227%, 5/14/26	1,359,896
2,100,000	Waste Management, Inc., 3.900%, 3/1/35	2,375,945
		25,255,078
	Utilities — 5.7%
2,104,000	American Water Capital Corp., 2.950%, 9/1/27	2,262,765
1,623,000	California Water Service Co., 5.500%, 12/1/40	2,126,602
2,008,000	Commonwealth Edison Co., 5.900%, 3/15/36	2,801,278
2,163,000	Dominion Energy South Carolina, Inc., 4.600%, 6/15/43	2,697,933
2,080,000	Duke Energy Progress LLC, 6.300%, 4/1/38	2,960,560
2,532,000	Entergy Louisiana LLC, 4.440%, 1/15/26	2,818,276
1,642,000	Georgia Power Co., 4.750%, 9/1/40	1,989,144
1,845,000	Kentucky Utilities Co., 5.125%, 11/1/40	2,368,013
Principal Amount		Market Value

	Utilities — (Continued)
$ 2,000,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +2.067%), 2.198%, 10/1/66(B)	$ 1,920,036
2,926,000	PacifiCorp., 8.050%, 9/1/22	3,106,340
		25,050,947
	Consumer Discretionary — 3.0%
2,465,570	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 10/15/28	2,457,312
846,968	Continental Airlines 2007-1 Class A Pass Through Trust, 5.983%, 4/19/22	857,990
632,920	Continental Airlines 2012-2 Class A Pass Through Trust, 4.000%, 10/29/24	666,852
2,400,000	Delta Air Lines 2019-1 Class AA Pass Through Trust, 3.204%, 4/25/24	2,532,811
2,347,000	Ford Motor Credit Co. LLC, 4.375%, 8/6/23	2,444,072
1,535,000	PulteGroup, Inc., 7.875%, 6/15/32	2,208,481
1,300,000	Royal Caribbean Cruises Ltd., 5.250%, 11/15/22	1,332,500
362,708	Southwest Airlines Co. 2007-1 Pass Through Trust, 6.150%, 8/1/22	370,864
		12,870,882
	Health Care — 1.4%
384,063	CVS Pass Through Trust Series 2013, 144a, 4.704%, 1/10/36	435,209
2,333,034	CVS Pass-Through Trust, 6.036%, 12/10/28	2,722,113
2,605,000	HCA, Inc., 5.250%, 4/15/25	2,951,957
		6,109,279
	Real Estate — 1.4%
1,800,000	American Tower Corp. REIT, 3.125%, 1/15/27	1,917,804
1,350,000	American Tower Trust #1 REIT, 144a, 3.070%, 3/15/23	1,351,402
1,750,000	Crown Castle International Corp. REIT, 4.300%, 2/15/29	1,984,560
805,000	SBA Tower Trust REIT, 144a, 1.631%, 11/15/26	802,583
		6,056,349
	Consumer Staples — 1.1%
1,000,000	Kroger Co. (The), 4.500%, 1/15/29	1,170,156
1,265,000	Kroger Co. (The), Ser B, 7.700%, 6/1/29	1,731,487
1,600,000	United Rentals North America, Inc., 4.875%, 1/15/28	1,691,584
		4,593,227
	Communication Services — 0.7%
755,000	Verizon Communications, Inc., 2.100%, 3/22/28	765,747
2,084,000	Verizon Communications, Inc., 2.987%, 10/30/56	1,935,052
230,000	Verizon Communications, Inc., 5.012%, 4/15/49	300,301
		3,001,100
	Energy — 0.6%
592,000	Spectra Energy Partners LP, 3.500%, 3/15/25	634,796
1,405,000	Texas Eastern Transmission LP, 7.000%, 7/15/32	1,942,839
		2,577,635
	Information Technology — 0.4%
1,900,000	Lam Research Corp., 1.900%, 6/15/30	1,892,159
	Total Corporate Bonds	$118,049,599
	U.S. Government Agency Obligations — 24.2%
1,131,000	Canal Barge Co., Inc., 4.500%, 11/12/34	1,282,520
772,931	Export-Import Bank of the United States, 1.581%, 11/16/24	784,178
2,143,799	Helios Leasing I LLC, 1.734%, 7/24/24	2,176,547
914,000	Matson Navigation Co., Inc., 5.337%, 9/4/28	1,028,672
1,375,000	Petroleos Mexicanos (Mexico), 2.290%, 2/15/24	1,405,680
2,253,316	Reliance Industries Ltd. (India), 1.870%, 1/15/26	2,309,674
2,227,956	SBA Small Business Investment Cos, Ser 2017-10A, Class 1, 2.845%, 3/10/27	2,332,573

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	U.S. Government Agency Obligations — 24.2% (Continued)
$ 2,483,897	SBA Small Business Investment Cos, Ser 2017-10B, Class 1, 2.518%, 9/10/27	$ 2,580,399
10,813	Small Business Administration Participation Certificates, Ser 2002-20H, Class 1, 5.310%, 8/1/22	11,030
6,539	Small Business Administration Participation Certificates, Ser 2003-20D, Class 1, 4.760%, 4/1/23	6,678
31,693	Small Business Administration Participation Certificates, Ser 2004-20D, Class 1, 4.770%, 4/1/24	32,750
76,009	Small Business Administration Participation Certificates, Ser 2004-20K, Class 1, 4.880%, 11/1/24	79,447
62,069	Small Business Administration Participation Certificates, Ser 2005-20H, Class 1, 5.110%, 8/1/25	65,667
110,158	Small Business Administration Participation Certificates, Ser 2006-20H, Class 1, 5.700%, 8/1/26	120,213
144,532	Small Business Administration Participation Certificates, Ser 2006-20K, Class 1, 5.360%, 11/1/26	154,631
242,114	Small Business Administration Participation Certificates, Ser 2006-20L, Class 1, 5.120%, 12/1/26	257,534
190,040	Small Business Administration Participation Certificates, Ser 2007-20A, Class 1, 5.320%, 1/1/27	204,716
351,892	Small Business Administration Participation Certificates, Ser 2007-20E, Class 1, 5.310%, 5/1/27	381,143
614,721	Small Business Administration Participation Certificates, Ser 2007-20F, Class 1, 5.710%, 6/1/27	670,391
605,599	Small Business Administration Participation Certificates, Ser 2007-20L, Class 1, 5.290%, 12/1/27	667,262
236,764	Small Business Administration Participation Certificates, Ser 2008-20A, Class 1, 5.170%, 1/1/28	259,034
294,656	Small Business Administration Participation Certificates, Ser 2008-20K, Class 1, 6.770%, 11/1/28	329,649
545,267	Small Business Administration Participation Certificates, Ser 2009-20C, Class 1, 4.660%, 3/1/29	591,573
322,310	Small Business Administration Participation Certificates, Ser 2009-20D, Class 1, 4.310%, 4/1/29	347,907
410,643	Small Business Administration Participation Certificates, Ser 2009-20E, Class 1, 4.430%, 5/1/29	447,378
256,817	Small Business Administration Participation Certificates, Ser 2009-20F, Class 1, 4.950%, 6/1/29	279,852
720,315	Small Business Administration Participation Certificates, Ser 2009-20J, Class 1, 3.920%, 10/1/29	760,768
1,302,340	Small Business Administration Participation Certificates, Ser 2010-20F, Class 1, 3.880%, 6/1/30	1,398,574
2,161,928	Small Business Administration Participation Certificates, Ser 2010-20I, Class 1, 3.210%, 9/1/30	2,280,417
123,620	Small Business Administration Participation Certificates, Ser 2012-10C, Class 1, 1.240%, 5/1/22	124,043
5,013,779	Small Business Administration Participation Certificates, Ser 2013-20C, Class 1, 2.220%, 3/1/33	5,152,494
3,931,971	Small Business Administration Participation Certificates, Ser 2013-20E, Class 1, 2.070%, 5/1/33	4,043,208
2,119,320	Small Business Administration Participation Certificates, Ser 2013-20G, Class 1, 3.150%, 7/1/33	2,251,712
2,297,743	Small Business Administration Participation Certificates, Ser 2014-20H, Class 1, 2.880%, 8/1/34	2,406,248
4,107,315	Small Business Administration Participation Certificates, Ser 2014-20I, Class 1, 2.920%, 9/1/34	4,311,119
Principal Amount		Market Value
	U.S. Government Agency Obligations — 24.2% (Continued)
$ 3,523,734	Small Business Administration Participation Certificates, Ser 2014-20K, Class 1, 2.800%, 11/1/34	$ 3,686,225
2,073,246	Small Business Administration Participation Certificates, Ser 2015-20I, Class 1, 2.820%, 9/1/35	2,186,065
2,769,004	Small Business Administration Participation Certificates, Ser 2016-20A, Class 1, 2.780%, 1/1/36	2,927,932
3,686,831	Small Business Administration Participation Certificates, Ser 2016-20B, Class 1, 2.270%, 2/1/36	3,817,411
4,624,454	Small Business Administration Participation Certificates, Ser 2016-20F, Class 1, 2.180%, 6/1/36	4,792,690
4,713,078	Small Business Administration Participation Certificates, Ser 2017-20E, Class 1, 2.880%, 5/1/37	5,041,349
3,836,417	Small Business Administration Participation Certificates, Ser 2017-20F, Class 1, 2.810%, 6/1/37	4,070,823
4,500,423	Small Business Administration Participation Certificates, Ser 2017-20K, Class 1, 2.790%, 11/1/37	4,806,320
2,416,660	Small Business Administration Participation Certificates, Ser 2017-20L, Class 1, 2.780%, 12/1/37	2,580,391
5,227,035	Small Business Administration Participation Certificates, Ser 2018-20A, Class 1, 2.920%, 1/1/38	5,546,422
5,537,983	Small Business Administration Participation Certificates, Ser 2018-20C, Class 1, 3.200%, 3/1/38	5,925,225
2,113,529	Small Business Administration Participation Certificates, Ser 2018-25D, Class 1, 3.890%, 10/1/43	2,335,243
2,385,766	Small Business Administration Participation Certificates, Ser 2019-25B, Class 1, 3.450%, 2/1/44	2,618,660
2,862,320	Small Business Administration Participation Certificates, Ser 2019-25E, Class 1, 3.070%, 5/1/44	3,085,775
3,694,603	Small Business Administration Participation Certificates, Ser 2020-25I, Class 1, 1.150%, 9/1/45	3,550,263
2,482,000	Tennessee Valley Auth., 4.650%, 6/15/35	3,210,505
2,161,960	United States Small Business Administration, Ser 2019-20A, Class 1, 3.370%, 1/1/39	2,357,984
1,103,000	Vessel Management Services, Inc., 5.125%, 4/16/35	1,296,383
	Total U.S. Government Agency Obligations	$105,371,347
	Agency Collateralized Mortgage Obligations — 17.9%
2,590,000	Fannie Mae-Aces, Ser 2017-M15, Class ATS2, 3.198%, 11/25/27(B)(C)	2,753,999
3,070,630	Fannie Mae-Aces, Ser 2019-M6, Class A1, 3.300%, 8/1/28	3,305,752
3,325,000	FHLMC Multifamily Structured Pass Through Certificates, Ser K-1511, Class A3, 3.542%, 3/25/34	3,834,061
3,512,146	FHLMC Multifamily Structured Pass Through Certificates, Ser KG01, Class A7, 2.875%, 4/25/26	3,768,810
3,760,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KG02, Class A2, 2.412%, 8/25/29	3,978,040
3,000,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KG03, Class A1, 0.704%, 4/25/29(B)(C)	2,925,106
2,630,000	FHLMC Multifamily Structured Pass Through Certificates, Ser KSG1, Class A2, 1.503%, 9/25/30	2,602,812
3,149,357	FHLMC Multifamily Structured Pass Through Certificates, Ser KW03, Class A1, 2.617%, 12/25/26	3,296,575
3,060,000	FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1513, Class A3, 2.797%, 8/25/34	3,289,553
2,000,000	FREMF Mortgage Trust, Ser 2011-K16, Class B, 144a, 4.674%, 11/25/46(B)(C)	1,999,515
1,395,037	FREMF Mortgage Trust, Ser 2012-K19, Class B, 144a, 4.151%, 5/25/45(B)(C)	1,412,648

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Agency Collateralized Mortgage Obligations — 17.9% (Continued)
$ 3,350,000	FREMF Mortgage Trust, Ser 2012-K23, Class B, 144a, 3.782%, 10/25/45(B)(C)	$ 3,436,150
1,765,000	FREMF Mortgage Trust, Ser 2013-K30, Class B, 144a, 3.667%, 6/25/45(B)(C)	1,844,358
1,765,000	FREMF Mortgage Trust, Ser 2014-K40, Class B, 144a, 4.209%, 11/25/47(B)(C)	1,914,314
2,000,000	FREMF Mortgage Trust, Ser 2014-K41, Class B, 144a, 3.964%, 11/25/47(B)(C)	2,155,367
2,000,000	FREMF Mortgage Trust, Ser 2017-K61, Class B, 144a, 3.812%, 12/25/49(B)(C)	2,172,807
967,275	FRESB Mortgage Trust, Ser 2015-SB9, Class A5, (1M LIBOR +0.700%), 0.782%, 11/25/35(B)	966,524
362,853	FRESB Mortgage Trust, Ser 2016-SB17, Class A5H, (1M LIBOR +0.700%), 0.782%, 5/25/36(B)	362,533
1,065,750	FRESB Mortgage Trust, Ser 2017-SB27, Class A10F, 3.090%, 1/25/27(B)(C)	1,107,676
2,019,541	FRESB Mortgage Trust, Ser 2018-SB46, Class A10F, 3.300%, 12/25/27(B)(C)	2,127,228
2,800,000	GNMA, Pool #785631, 4.667%, 5/20/67(B)(C)	3,017,875
641,037	GNMA, Ser 2011-142, Class B, 3.397%, 2/16/44(B)(C)	644,303
2,043,584	GNMA, Ser 2012-46, Class C, 3.176%, 5/16/50(B)(C)	2,102,506
285,000	GNMA, Ser 2012-53, Class AC, 2.381%, 12/16/43	288,902
1,594,064	GNMA, Ser 2013-121, Class AB, 2.580%, 8/16/44(B)(C)	1,649,094
483,087	GNMA, Ser 2013-40, Class AC, 1.584%, 1/16/46	486,925
2,540,000	GNMA, Ser 2015-32, Class HG, 3.000%, 9/16/49(B)(C)	2,585,517
1,309,829	GNMA, Ser 2015-37, Class AD, 2.600%, 11/16/55	1,346,027
3,178,101	GNMA, Ser 2015-73, Class B, 2.700%, 10/16/55(B)(C)	3,263,118
1,421,421	GNMA, Ser 2017-46, Class AB, 2.600%, 1/16/52	1,463,960
1,299,960	GNMA, Ser 2017-H11, Class FV, (1M LIBOR +0.500%), 0.590%, 5/20/67(B)	1,307,041
4,195,864	GNMA, Ser 2020-113, Class AF, 2.000%, 10/16/62	4,071,298
2,473,789	GNMA, Ser 2021-21, Class AF, 1.750%, 6/16/63	2,415,179
3,943,146	GNMA, Ser 2021-22, Class AD, 1.350%, 10/16/62	3,879,793
	Total Agency Collateralized Mortgage Obligations	$77,775,366
	Municipal Bonds — 9.4%
	California — 3.6%
1,000,000	California Health Facilities Financing Authority, 2.704%, 6/1/30	1,052,464
2,000,000	California Health Facilities Financing Authority, 2.229%, 6/1/32	2,011,939
1,610,000	California Municipal Finance Authority, Revenue, 2.519%, 10/1/35	1,545,721
1,465,000	City of San Francisco Public Utilities Commission Water Revenue, Build America Bonds, 6.950%, 11/1/50	2,435,612
2,345,000	East Bay Municipal Utility District Water System Revenue, Build America Bonds Sub, 5.874%, 6/1/40	3,390,198
1,000,000	Los Angeles Department of Water & Power Water System Revenue, Revenue, Build America Bonds, 6.008%, 7/1/39	1,330,407
2,700,000	Los Angeles Unified School District, Build America Bonds Ser RY, UTGO, 6.758%, 7/1/34	3,815,575
		15,581,916
	Texas — 1.3%
1,770,000	Dallas Area Rapid Transit, Revenue, Build America Bonds, 5.999%, 12/1/44	2,604,852
2,640,000	Texas State Transportation Commission Highway Authority, Build America Bonds, 5.178%, 4/1/30	3,219,916
		5,824,768
Principal Amount		Market Value

	Virginia — 0.9%
$ 1,497,404	Virginia Housing Development Authority, 2.950%, 10/25/49	$ 1,537,022
2,483,035	Virginia Housing Development Authority, 2.125%, 7/25/51	2,458,581
		3,995,603
	Minnesota — 0.9%
3,862,404	Minnesota Housing Finance Agency, Revenue, 1.580%, 2/1/51	3,834,864
	New York — 0.8%
1,135,000	Port Authority of New York & New Jersey, 4.960%, 8/1/46	1,542,368
1,400,000	Port Authority of New York and New Jersey, Cons One Hundred Sixty-Eight, 4.926%, 10/1/51	1,954,450
		3,496,818
	Nevada — 0.6%
2,586,770	Nevada Housing Division, Revenue, 1.900%, 11/1/44	2,605,545
	Washington — 0.5%
1,515,000	State of Washington, Build America Bonds, UTGO, 5.481%, 8/1/39	2,094,843
	Indiana — 0.4%
1,200,000	Indianapolis Local Public Improvement Bond Bank, Build America Bonds, 6.116%, 1/15/40	1,679,196
	Ohio — 0.2%
1,005,000	Ohio State HFA, Revenue, 2.650%, 11/1/41	1,027,747
	Louisiana — 0.2%
942,833	Louisiana Housing Corp., 2.875%, 11/1/38	974,892
	Total Municipal Bonds	$41,116,192
	U.S. Government Mortgage-Backed Obligations — 7.2%
1,020,537	FHLMC, Pool #W30008, 7.645%, 5/1/25	1,134,135
583,285	FNMA, Pool #888829, 5.888%, 6/1/37(B)(C)	599,157
842,881	FNMA, Pool #AH8854, 4.500%, 4/1/41	935,000
2,823,923	FNMA, Pool #AN0897, 3.440%, 2/1/32	3,127,737
3,359,000	FNMA, Pool #AN3613, 2.680%, 12/1/26	3,517,818
3,000,000	FNMA, Pool #AN8089, 3.330%, 1/1/38	3,204,998
1,903,229	FNMA, Pool #AS8650, 3.000%, 1/1/47	2,010,072
502,172	FNMA, Pool #AT0924, 2.000%, 3/1/28	515,816
728,729	FNMA, Pool #BC0153, 4.000%, 1/1/46	794,201
3,742,545	FNMA, Pool #BL3622, 2.600%, 8/1/26	3,926,673
3,750,959	FNMA, Pool #CB0455, 2.500%, 5/1/51	3,870,226
2,145,563	FNMA, Pool #FM3442, 3.000%, 6/1/50	2,252,412
5,349,593	FNMA, Pool #MA4269, 2.500%, 2/1/41	5,538,408
	Total U.S. Government Mortgage-Backed Obligations	$31,426,653
	U.S. Treasury Obligations — 6.4%
9,970,000	U.S. Treasury Bond, 1.375%, 11/15/40	8,934,834
6,840,000	U.S. Treasury Bond, 1.875%, 2/15/51	6,504,413
10,429,000	U.S. Treasury Strip, Principal, 5/15/43(D)	6,609,084
5,379,000	U.S. Treasury Strip, Principal, 5/15/45(D)	3,248,148
4,862,000	U.S. Treasury Strip, Principal, 5/15/48(D)	2,753,769
	Total U.S. Treasury Obligations	$28,050,248
	Asset-Backed Securities — 3.3%
986,909	321 Henderson Receivables I LLC, Ser 2012-1A, Class A, 144a, 4.210%, 2/16/65	1,112,064
921,752	321 Henderson Receivables I LLC, Ser 2012-2A, Class A, 144a, 3.840%, 10/15/59	1,016,845
1,234,688	321 Henderson Receivables I LLC, Ser 2015-2A, Class A, 144a, 3.870%, 3/15/58	1,377,821

Touchstone Impact Bond Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 3.3% (Continued)
$ 994,142	CF Hippolyta LLC, Ser 2021-1A, Class A1, 144a, 1.530%, 3/15/61	$ 1,000,321
4,000,000	Small Business Administration Participation Certificates, Ser 2021-10B, Class 1, 1.304%, 9/10/31	3,986,380
4,200,000	Small Business Administration Participation Certificates, Ser 2021-25I, Class 1, 1.560%, 9/1/46	4,152,965
1,699,754	Tesla Auto Lease Trust, Ser 2021-A, Class A2, 144a, 0.360%, 3/20/25	1,700,767
	Total Asset-Backed Securities	$14,347,163
	Commercial Mortgage-Backed Securities — 2.8%
22,869	CD Mortgage Trust, Ser 2006-CD3, Class AJ, 5.688%, 10/15/48	22,395
2,300,000	COMM Mortgage Trust, Ser 2020-SBX, Class A, 144a, 1.670%, 1/10/38	2,325,355
2,440,000	DOLP Trust, Ser 2021-NYC, Class A, 144a, 2.956%, 5/10/41	2,579,279
2,333,828	Logistics 1 MI TN VA Senior Notes CTL Pass-Through Trust, 144a, 2.654%, 10/10/42(E)	2,330,817
2,500,000	MKT Mortgage Trust, Ser 2020-525M, Class A, 144a, 2.694%, 2/12/40	2,595,011
2,125,000	SLG Office Trust, Ser 2021-OVA, Class A, 144a, 2.585%, 7/15/41	2,193,637
	Total Commercial Mortgage-Backed Securities	$12,046,494
	Non-Agency Collateralized Mortgage Obligations — 0.1%
556,768	Virginia Housing Development Authority, Ser 2013-B, Class A, 2.750%, 4/25/42	568,098
Shares
	Short-Term Investment Fund — 1.2%
5,314,738	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	5,314,738
	Total Investment Securities—99.6% (Cost $421,017,213)	$434,065,898
	Other Assets in Excess of Liabilities — 0.4%	1,760,073
	Net Assets — 100.0%	$435,825,971
(A)	Perpetual Bond - A bond or preferred stock with no definite maturity date.
(B)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2021.
(C)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(D)	Strip Security- Separate trading of Registered Interest and Principal. Holders of a principal strip security are entitled to the portion of the payment representing principal only.
(E)	Level 3- For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
FRESB – Freddie Mac Multifamily Securitization Small Balance Loan
GNMA – Government National Mortgage Association
HFA – Housing Finance Authority/Agency
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
REIT – Real Estate Investment Trust
UTGO – Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $53,485,920 or 12.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$118,049,599	$—	$118,049,599
U.S. Government Agency Obligations	—	105,371,347	—	105,371,347
Agency Collateralized Mortgage Obligations	—	77,775,366	—	77,775,366
Municipal Bonds	—	41,116,192	—	41,116,192
U.S. Government Mortgage-Backed Obligations	—	31,426,653	—	31,426,653
U.S. Treasury Obligations	—	28,050,248	—	28,050,248
Asset-Backed Securities	—	14,347,163	—	14,347,163
Commercial Mortgage-Backed Securities	—	9,715,677	2,330,817	12,046,494
Non-Agency Collateralized Mortgage Obligations	—	568,098	—	568,098
Short-Term Investment Fund	5,314,738	—	—	5,314,738
Total	$5,314,738	$426,420,343	$2,330,817	$434,065,898
Measurements Using Unobservable Inputs (Level 3)
Assets	Corporate Bonds
Beginning balance, September 30, 2020	$—
Transfer into Level 3	2,330,817
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Ending balance, September 30, 2021	$2,330,817
Net Change in Unrealized Appreciation/Depreciation for Investments in Securities still held at September 30, 2021	$—

Touchstone Impact Bond Fund (Continued)
Commercial Mortgage-Backed Securities	Fair Value	Valuation Technique	Unobservable Input
Logistics 1 MI TN VA Senior Notes CTL Pass-Through Trust, 144a, 2.654%, 10/10/42	$2,330,817	Indicative quote	Non-transparent indicative quote
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone International ESG Equity Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 98.2%
	Japan — 15.4%
	Communication Services — 1.4%
1,000	Nintendo Co. Ltd.	$ 477,883
	Consumer Discretionary — 8.7%
10,600	Denso Corp.	692,152
83,000	Panasonic Corp.	1,028,818
10,800	Sony Group Corp.	1,199,002
	Industrials — 4.2%
16,700	Hitachi Ltd.	987,984
19,000	Kubota Corp.	404,370
	Information Technology — 1.1%
800	Tokyo Electron, Ltd.	353,423
	Total Japan	5,143,632
	France — 12.6%
	Financials — 2.9%
32,933	SCOR SE	948,335
	Industrials — 7.6%
17,195	Cie de Saint-Gobain	1,157,172
8,279	Schneider Electric SE	1,378,901
	Materials — 2.1%
4,412	Air Liquide SA	706,627
	Total France	4,191,035
	Germany — 11.5%
	Consumer Discretionary — 2.2%
6,076	Continental AG*	659,603
1,215	Vitesco Technologies Group AG*	71,777
	Industrials — 4.2%
22,625	Deutsche Post AG	1,418,810
	Materials — 2.3%
10,354	HeidelbergCement AG	772,443
	Real Estate — 2.8%
15,335	Vonovia SE	921,915
	Total Germany	3,844,548
	Sweden — 10.2%
	Communication Services — 2.4%
54,334	Tele2 AB - Class B	804,509
	Financials — 5.3%
80,042	Svenska Handelsbanken AB - Class A	896,423
42,894	Swedbank AB - Class A	864,944
	Industrials — 2.5%
40,934	Epiroc AB - Class A	850,999
	Total Sweden	3,416,875
	United Kingdom — 8.2%
	Financials — 3.6%
1,927,075	Lloyds Banking Group PLC	1,199,454
	Industrials — 4.6%
10,197	Ashtead Group PLC	770,826
26,835	RELX PLC	772,479
	Total United Kingdom	2,742,759
	South Korea — 6.1%
	Communication Services — 1.9%
25,862	KT Corp. ADR	352,240
10,653	KT Corp.	291,353
Shares		Market Value

	South Korea — (Continued)
	Consumer Staples — 1.6%
3,840	E-MART, Inc.	$ 528,632
	Financials — 1.8%
12,735	KB Financial Group, Inc.	592,273
	Information Technology — 0.8%
441	Samsung SDI Co. Ltd.	263,154
	Total South Korea	2,027,652
	Switzerland — 5.6%
	Health Care — 2.9%
2,674	Roche Holding AG	975,930
	Industrials — 2.7%
26,904	ABB Ltd. ADR	897,517
	Total Switzerland	1,873,447
	China — 5.3%
	Communication Services — 2.7%
15,100	Tencent Holdings Ltd.	901,451
	Consumer Discretionary — 2.6%
5,840	Alibaba Group Holding Ltd. ADR*	864,612
	Total China	1,766,063
	Taiwan — 4.1%
	Information Technology — 4.1%
12,201	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,362,242
	Denmark — 4.0%
	Health Care — 2.2%
7,546	Novo Nordisk A/S ADR	724,491
	Industrials — 0.9%
7,363	Vestas Wind Systems A/S	295,323
	Materials — 0.9%
4,633	Novozymes A/S - Class B	317,527
	Total Denmark	1,337,341
	India — 3.5%
	Financials — 3.5%
61,623	ICICI Bank Ltd. ADR	1,162,826
	Singapore — 2.9%
	Financials — 1.4%
56,400	Oversea-Chinese Banking Corp. Ltd.	474,930
	Real Estate — 1.5%
332,500	CapitaLand Integrated Commercial Trust REIT	495,112
	Total Singapore	970,042
	Canada — 2.6%
	Financials — 2.6%
6,651	Intact Financial Corp.	879,448
	Italy — 2.5%
	Utilities — 2.5%
108,674	Enel SpA	834,097
	Netherlands — 2.2%
	Health Care — 2.2%
16,688	Koninklijke Philips NV	741,133
	Thailand — 1.5%
	Industrials — 1.5%
277,000	Airports of Thailand PCL	496,405
	Total Common Stocks	$32,789,545

Touchstone International ESG Equity Fund (Continued)
Shares		Market Value
	Exchange-Traded Funds — 0.7%
2,612	iShares Core MSCI EAFE ETF	$ 193,941
762	iShares Core MSCI Emerging Markets ETF	47,061
	Total Exchange-Traded Funds	$241,002
	Short-Term Investment Fund — 1.0%
332,612	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	332,612
	Total Investment Securities — 99.9% (Cost $26,174,785)	$33,363,159
	Other Assets in Excess of Liabilities — 0.1%	20,353
	Net Assets — 100.0%	$33,383,512
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
ETF – Exchange-Traded Fund
PCL – Public Company Limited
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks
Japan	$—	$5,143,632	$—	$5,143,632
France	—	4,191,035	—	4,191,035
Germany	993,692	2,850,856	—	3,844,548
Sweden	850,999	2,565,876	—	3,416,875
United Kingdom	—	2,742,759	—	2,742,759
South Korea	352,240	1,675,412	—	2,027,652
Switzerland	897,517	975,930	—	1,873,447
China	864,612	901,451	—	1,766,063
Taiwan	1,362,242	—	—	1,362,242
Denmark	1,337,341	—	—	1,337,341
India	1,162,826	—	—	1,162,826
Singapore	—	970,042	—	970,042
Canada	879,448	—	—	879,448
Italy	—	834,097	—	834,097
Netherlands	741,133	—	—	741,133
Thailand	—	496,405	—	496,405
Exchange-Traded Funds	241,002	—	—	241,002
Short-Term Investment Fund	332,612	—	—	332,612
Total	$10,015,664	$23,347,495	$—	$33,363,159
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 96.5%
	Industrials — 23.6%
2,526,231	Allison Transmission Holdings, Inc.	$ 89,226,479
1,788,520	Armstrong World Industries, Inc.	170,750,004
1,739,348	Copart, Inc. *	241,282,355
749,866	Old Dominion Freight Line, Inc.	214,446,679
2,218,082	Otis Worldwide Corp.	182,503,787
1,768,362	Sensata Technologies Holding PLC*	96,764,769
683,578	UniFirst Corp.	145,342,354
		1,140,316,427
	Information Technology — 18.7%
1,571,766	Amphenol Corp. - Class A	115,100,424
1,872,913	Black Knight, Inc.*	134,849,736
1,182,577	Citrix Systems, Inc.	126,973,293
2,740,836	Entegris, Inc.	345,071,252
1,083,528	Skyworks Solutions, Inc.	178,543,744
		900,538,449
	Financials — 13.3%
208,102	Alleghany Corp.*	129,940,970
1,743,350	Cincinnati Financial Corp.	199,125,437
964,470	M&T Bank Corp.	144,033,949
2,712,763	Moelis & Co. - Class A	167,838,647
		640,939,003
	Materials — 11.9%
1,097,228	AptarGroup, Inc.	130,954,162
1,607,284	Ball Corp.	144,607,342
325,481	NewMarket Corp.	110,263,198
1,118,045	Vulcan Materials Co.	189,128,492
		574,953,194
	Consumer Discretionary — 11.8%
1,572,766	CarMax, Inc.*	201,251,137
636,907	Churchill Downs, Inc.	152,908,633
1,322,145	Dollar Tree, Inc.*	126,555,719
1,011,493	Hasbro, Inc.	90,245,406
		570,960,895
	Consumer Staples — 8.4%
1,439,202	Brown-Forman Corp. - Class B	96,440,926
1,749,353	Lamb Weston Holdings, Inc.	107,357,793
1,842,398	Post Holdings, Inc.*	202,958,564
		406,757,283
Shares		Market Value

	Health Care — 6.4%
769,875	Haemonetics Corp.*	$ 54,345,476
2,365,153	Perrigo Co. PLC	111,942,691
707,345	STERIS PLC	144,496,438
		310,784,605
	Real Estate — 2.4%
3,634,272	STORE Capital Corp. REIT	116,405,732
	Total Common Stocks	$4,661,655,588
	Short-Term Investment Fund — 3.6%
171,393,604	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	171,393,604
	Total Investment Securities—100.1% (Cost $3,764,397,622)	$4,833,049,192
	Liabilities in Excess of Other Assets — (0.1%)	(3,101,828)
	Net Assets — 100.0%	$4,829,947,364
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,661,655,588	$—	$—	$4,661,655,588
Short-Term Investment Fund	171,393,604	—	—	171,393,604
Total	$4,833,049,192	$—	$—	$4,833,049,192
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Mid Cap Value Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 99.3%
	Financials — 17.0%
251,852	American International Group, Inc.	$ 13,824,156
74,647	Ameriprise Financial, Inc.	19,715,766
375,182	Arch Capital Group Ltd.*	14,324,449
167,144	Hartford Financial Services Group, Inc. (The)	11,741,866
316,438	PacWest Bancorp	14,340,970
164,223	Pinnacle Financial Partners, Inc.	15,450,100
147,347	Reinsurance Group of America, Inc.	16,393,827
65,884	Signature Bank	17,938,895
509,222	Sterling Bancorp.	12,710,181
110,672	Western Alliance Bancorp	12,043,327
		148,483,537
	Industrials — 13.3%
186,617	AerCap Holdings N.V. (Ireland)*	10,788,329
183,372	Clean Harbors, Inc. *	19,046,849
98,988	Dover Corp.	15,392,634
184,995	Hexcel Corp.*	10,986,853
26,938	Huntington Ingalls Industries, Inc.	5,200,650
34,403	Parker-Hannifin Corp.	9,619,767
151,241	Regal-Beloit Corp.	22,737,572
38,622	Snap-on, Inc.	8,070,067
165,846	Westinghouse Air Brake Technologies Corp.	14,297,584
		116,140,305
	Consumer Discretionary — 10.5%
6,491	AutoZone, Inc.*	11,021,653
304,754	BorgWarner, Inc.	13,168,420
83,410	Carter's, Inc.	8,110,788
136,636	Columbia Sportswear Co.	13,095,194
33,104	Dollar General Corp.	7,022,683
154,252	Dollar Tree, Inc.*	14,765,002
106,453	Hasbro, Inc.	9,497,737
304,754	LKQ Corp.*	15,335,221
		92,016,698
	Consumer Staples — 10.2%
42,192	Constellation Brands, Inc. - Class A	8,889,433
207,713	Darling Ingredients, Inc.*	14,934,565
202,845	Hain Celestial Group, Inc. (The)*	8,677,709
206,415	Ingredion, Inc.	18,372,999
127,873	Lamb Weston Holdings, Inc.	7,847,566
320,982	TreeHouse Foods, Inc.*	12,800,762
224,265	Tyson Foods, Inc. - Class A	17,703,479
		89,226,513
	Health Care — 10.0%
52,577	AmerisourceBergen Corp.	6,280,323
343,051	Centene Corp.*	21,375,508
22,294	Charles River Laboratories International, Inc.*	9,200,065
201,220	Encompass Health Corp.	15,099,549
275,987	Envista Holdings Corp.*	11,539,016
40,471	Laboratory Corp. of America Holdings*	11,390,158
88,125	Zimmer Biomet Holdings, Inc.	12,897,975
		87,782,594
	Utilities — 9.8%
697,138	CenterPoint Energy, Inc.	17,149,595
101,260	DTE Energy Co.	11,311,755
177,530	Entergy Corp.	17,630,504
216,801	Evergy, Inc.	13,485,022
493,319	NiSource, Inc.	11,953,119
88,278	Pinnacle West Capital Corp.	6,387,796
125,926	Spire, Inc.	7,704,153
		85,621,944
Shares		Market Value

	Real Estate — 8.8%
86,655	Alexandria Real Estate Equities, Inc. REIT	$ 16,557,171
228,809	American Campus Communities, Inc. REIT	11,085,796
76,270	Boston Properties, Inc. REIT	8,263,855
947,692	Chimera Investment Corp. REIT	14,073,226
55,174	Digital Realty Trust, Inc. REIT	7,969,884
39,920	Essex Property Trust, Inc. REIT	12,764,021
403,094	Host Hotels & Resorts, Inc. REIT*	6,582,525
		77,296,478
	Information Technology — 8.2%
141,851	Akamai Technologies, Inc.*	14,836,196
65,609	F5 Networks, Inc.*	13,041,757
111,646	Leidos Holdings, Inc.	10,732,530
83,410	PTC, Inc.*	9,991,684
89,566	Qorvo, Inc.*	14,974,539
597,176	Rackspace Technology, Inc.*†	8,491,843
		72,068,549
	Materials — 6.5%
276,518	Axalta Coating Systems Ltd. *	8,071,560
203,819	Berry Global Group, Inc.*	12,408,501
124,953	FMC Corp.	11,440,697
739,979	Livent Corp.*	17,100,915
258,992	Valvoline, Inc.	8,075,370
		57,097,043
	Energy — 5.0%
138,229	ChampionX Corp.*	3,090,800
164,548	Cimarex Energy Co.	14,348,586
96,716	Pioneer Natural Resources	16,104,181
140,531	Valero Energy Corp.	9,917,273
		43,460,840
	Total Common Stocks	$869,194,501
	Short-Term Investment Funds — 1.7%
8,275,496	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	8,275,496
6,225,459	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	6,225,459
	Total Short-Term Investment Funds	$14,500,955
	Total Investment Securities—101.0% (Cost $646,205,577)	$883,695,456
	Liabilities in Excess of Other Assets — (1.0%)	(8,500,466)
	Net Assets — 100.0%	$875,194,990
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $6,127,398.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
REIT – Real Estate Investment Trust

Touchstone Mid Cap Value Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$869,194,501	$—	$—	$869,194,501
Short-Term Investment Funds	14,500,955	—	—	14,500,955
Total	$883,695,456	$—	$—	$883,695,456
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Sands Capital Select Growth Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 98.2%
	Information Technology — 34.0%
541,638	Atlassian Corp. PLC - Class A*	$ 212,007,946
506,034	Cloudflare, Inc. - Class A*	57,004,730
445,503	Intuit, Inc.	240,353,324
593,330	ServiceNow, Inc.*	369,211,459
103,949	Shopify, Inc. (Canada) - Class A*	140,931,975
408,800	Snowflake, Inc. - Class A*	123,633,384
1,598,593	Square, Inc. - Class A*	383,406,545
763,662	Twilio, Inc. - Class A*	243,646,361
1,737,818	Visa, Inc. - Class A	387,098,960
		2,157,294,684
	Communication Services — 32.0%
229,752	Charter Communications, Inc. - Class A*	167,158,365
748,876	Facebook, Inc. - Class A*	254,161,026
1,498,664	Match Group, Inc.*	235,275,261
788,740	Netflix, Inc.*	481,399,571
2,071,063	Sea Ltd. (Taiwan) ADR*	660,109,910
3,280,540	Warner Music Group Corp. - Class A	140,210,280
1,076,615	Zillow Group, Inc. - Class C*	94,892,846
		2,033,207,259
	Consumer Discretionary — 13.8%
632,392	Airbnb, Inc. - Class A*	106,083,758
85,171	Amazon.com, Inc.*	279,790,142
302,206	Carvana Co.*	91,127,197
823,902	DoorDash, Inc. - Class A*	169,707,334
408,964	Fiverr International Ltd. (Israel)*†	74,709,543
1,289,386	Floor & Decor Holdings, Inc. - Class A*	155,744,935
		877,162,909
	Health Care — 12.1%
340,164	Align Technology, Inc.*	226,355,330
303,160	DexCom, Inc.*	165,786,078
1,032,995	Edwards Lifesciences Corp.*	116,945,364
1,373,263	Sarepta Therapeutics, Inc.*	126,999,362
691,206	Zoetis, Inc.	134,190,733
		770,276,867
	Industrials — 6.3%
2,099,642	CoStar Group, Inc.*	180,695,191
4,823,510	Uber Technologies, Inc.*	216,093,248
		396,788,439
	Total Common Stocks	$6,234,730,158
Shares		Market Value
	Short-Term Investment Funds — 2.1%
128,986,854	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 128,986,854
7,374,840	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	7,374,840
	Total Short-Term Investment Funds	$136,361,694
	Total Investment Securities—100.3% (Cost $3,237,766,683)	$6,371,091,852
	Liabilities in Excess of Other Assets — (0.3%)	(18,894,287)
	Net Assets — 100.0%	$6,352,197,565
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $7,435,076.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
ADR – American Depositary Receipt
PLC – Public Limited Company
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$6,234,730,158	$—	$—	$6,234,730,158
Short-Term Investment Funds	136,361,694	—	—	136,361,694
Total	$6,371,091,852	$—	$—	$6,371,091,852
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 96.7%
	Industrials — 25.7%
32,453	Armstrong World Industries, Inc.	$ 3,098,288
91,783	Evoqua Water Technologies Corp.*	3,447,370
46,199	Kaman Corp.	1,647,918
30,918	Landstar System, Inc.	4,879,479
26,275	ManTech International Corp. - Class A	1,994,798
31,910	Masonite International Corp. *	3,386,608
43,910	Matson, Inc.	3,543,976
11,537	UniFirst Corp.	2,452,997
		24,451,434
	Consumer Discretionary — 21.7%
59,264	Acushnet Holdings Corp.	2,767,629
3,484	Graham Holdings Co. - Class B	2,052,633
38,218	Malibu Boats, Inc. - Class A*	2,674,496
21,640	Murphy USA, Inc.	3,619,506
40,985	Penske Automotive Group, Inc.	4,123,091
115,907	Tempur Sealy International, Inc.	5,379,244
		20,616,599
	Financials — 14.3%
66,239	Atlantic Union Bankshares Corp.	2,440,907
84,439	Cannae Holdings, Inc.*	2,626,897
76,118	Moelis & Co. - Class A	4,709,421
3,520	White Mountains Insurance Group Ltd.	3,765,027
		13,542,252
	Materials — 9.8%
92,825	GCP Applied Technologies, Inc.*	2,034,724
50,581	Ingevity Corp.*	3,609,966
9,473	NewMarket Corp.	3,209,169
39,290	Tredegar Corp.	478,552
		9,332,411
	Information Technology — 8.5%
82,049	ACI Worldwide, Inc.*	2,521,366
78,254	CTS Corp.	2,418,831
27,803	Qualys, Inc.*	3,094,196
		8,034,393
	Real Estate — 7.8%
114,516	Alexander & Baldwin, Inc. REIT	2,684,255
79,297	Essential Properties Realty Trust, Inc. REIT	2,213,972
37,421	First Industrial Realty Trust, Inc. REIT	1,948,886
30,324	Tejon Ranch Co.*	538,554
		7,385,667
Shares		Market Value

	Health Care — 4.3%
23,444	Haemonetics Corp.*	$ 1,654,912
31,164	LivaNova PLC*	2,467,877
		4,122,789
	Consumer Staples — 3.5%
31,982	Energizer Holdings, Inc.	1,248,897
27,398	PriceSmart, Inc.	2,124,715
		3,373,612
	Energy — 1.1%
40,528	Dril-Quip, Inc. *	1,020,495
	Total Common Stocks	$91,879,652
	Short-Term Investment Fund — 3.3%
3,100,211	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	3,100,211
	Total Investment Securities—100.0% (Cost $72,497,054)	$94,979,863
	Liabilities in Excess of Other Assets — (0.0%)	(19,236)
	Net Assets — 100.0%	$94,960,627
*	Non-income producing security.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$91,879,652	$—	$—	$91,879,652
Short-Term Investment Fund	3,100,211	—	—	3,100,211
Total	$94,979,863	$—	$—	$94,979,863
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Small Cap Value Fund – September 30, 2021
Shares		Market Value
	Common Stocks — 97.3%
	Industrials — 22.3%
18,004	Altra Industrial Motion Corp.	$ 996,521
14,618	BWX Technologies, Inc.	787,325
3,319	CACI International, Inc. - Class A*	869,910
13,433	CIRCOR International, Inc. *	443,423
13,324	Clean Harbors, Inc. *	1,383,964
4,706	EMCOR Group, Inc.	542,978
19,674	Enerpac Tool Group Corp.	407,842
11,014	EnPro Industries, Inc.	959,540
7,479	Gates Industrial Corp. PLC*	121,683
30,768	Harsco Corp.*	521,518
12,837	Hexcel Corp.*	762,389
8,526	Hillenbrand, Inc.	363,634
14,039	Huron Consulting Group, Inc.*	730,028
14,558	ITT, Inc.	1,249,659
15,774	Kelly Services, Inc. - Class A	297,813
16,347	Korn/Ferry International	1,182,869
9,589	Masonite International Corp. *	1,017,681
12,696	Regal-Beloit Corp.	1,908,717
11,422	SPX FLOW, Inc.	834,948
8,650	Standex International Corp.	855,572
11,012	Zurn Water Solutions Corp.	707,961
		16,945,975
	Financials — 21.7%
34,875	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,238,411
39,088	BankUnited, Inc.	1,634,660
106,026	FNB Corp.	1,232,022
9,127	Hanover Insurance Group, Inc. (The)	1,183,042
4,487	Kemper Corp.	299,687
98,508	MGIC Investment Corp.	1,473,680
26,228	PacWest Bancorp	1,188,653
21,375	Pinnacle Financial Partners, Inc.	2,010,960
71,255	Sterling Bancorp.	1,778,525
71,890	Umpqua Holdings Corp.	1,455,772
26,533	Univest Financial Corp.	726,739
17,782	Western Alliance Bancorp	1,935,037
4,697	Wintrust Financial Corp.	377,498
		16,534,686
	Consumer Staples — 8.8%
9,370	Cal-Maine Foods, Inc.	338,819
8,781	Energizer Holdings, Inc.	342,898
8,456	Hain Celestial Group, Inc. (The)*	361,748
94,896	Hostess Brands, Inc.*	1,648,343
13,508	Ingredion, Inc.	1,202,347
8,557	MGP Ingredients, Inc.	557,061
8,623	Performance Food Group Co.*	400,625
7,312	Spectrum Brands Holdings, Inc.	699,539
28,027	TreeHouse Foods, Inc.*	1,117,717
		6,669,097
	Consumer Discretionary — 8.2%
24,668	American Eagle Outfitters, Inc.	636,434
12,788	Callaway Golf Co. *	353,333
4,063	Carter's, Inc.	395,086
6,274	Dorman Products, Inc.*	593,960
44,857	Goodyear Tire & Rubber Co. (The)*	793,969
9,040	Murphy USA, Inc.	1,512,030
5,298	Oxford Industries, Inc.	477,721
14,292	Steven Madden Ltd.	573,967
11,048	Urban Outfitters, Inc.*	328,015
13,759	Vista Outdoor, Inc.*	554,625
		6,219,140
Shares		Market Value

	Real Estate — 7.8%
15,872	American Campus Communities, Inc. REIT	$ 768,998
87,979	Chimera Investment Corp. REIT	1,306,488
40,838	Columbia Property Trust, Inc. REIT	776,739
18,440	Corporate Office Properties Trust REIT	497,511
23,866	Dynex Capital, Inc. REIT	412,405
39,787	Lexington Realty Trust REIT	507,284
114,779	Newmark Group, Inc. - Class A	1,642,488
		5,911,913
	Information Technology — 7.4%
11,677	Belden, Inc.	680,302
5,911	ExlService Holdings, Inc.*	727,762
82,525	Harmonic, Inc.*	722,094
8,473	MACOM Technology Solutions Holdings, Inc.*	549,643
41,607	Rackspace Technology, Inc.*†	591,652
6,058	Rogers Corp.*	1,129,696
80,740	Viavi Solutions, Inc.*	1,270,848
		5,671,997
	Materials — 6.5%
9,829	Cabot Corp.	492,629
8,745	Ingevity Corp.*	624,131
5,681	Innospec, Inc.	478,454
58,469	Livent Corp.*	1,351,219
60,203	O-I Glass, Inc.*	859,097
12,287	Silgan Holdings, Inc.	471,329
22,142	Valvoline, Inc.	690,387
		4,967,246
	Utilities — 4.9%
11,136	Black Hills Corp.	698,895
8,962	IDACORP, Inc.	926,492
34,692	Portland General Electric Co.	1,630,177
8,097	Spire, Inc.	495,374
		3,750,938
	Health Care — 4.6%
23,841	Envista Holdings Corp.*	996,792
12,101	Integra LifeSciences Holdings Corp.*	828,677
9,274	NuVasive, Inc.*	555,049
20,591	Prestige Consumer Healthcare, Inc.*	1,155,361
		3,535,879
	Energy — 3.2%
25,691	Cactus, Inc. - Class A	969,064
17,534	Helmerich & Payne, Inc.	480,607
18,105	PDC Energy, Inc.	857,996
23,489	Select Energy Services, Inc. - Class A*	121,908
		2,429,575
	Communication Services — 1.9%
5,250	Cogent Communications Holdings, Inc.	371,910
55,961	TEGNA, Inc.	1,103,550
		1,475,460
	Total Common Stocks	$74,111,906
	Exchange-Traded Fund — 1.5%
6,910	iShares Russell 2000 Value ETF	1,107,189

Touchstone Small Cap Value Fund (Continued)
Shares		Market Value
	Short-Term Investment Funds — 2.2%
1,103,922	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 1,103,922
593,895	Invesco Government & Agency Portfolio, Institutional Class, 0.03%∞Ω**	593,895
	Total Short-Term Investment Funds	$1,697,817
	Total Investment Securities—101.0% (Cost $54,934,053)	$76,916,912
	Liabilities in Excess of Other Assets — (1.0%)	(766,894)
	Net Assets — 100.0%	$76,150,018
*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2021 was $584,442.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
ETF – Exchange-Traded Fund
PLC – Public Limited Company
REIT – Real Estate Investment Trust
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$74,111,906	$—	$—	$74,111,906
Exchange-Traded Fund	1,107,189	—	—	1,107,189
Short-Term Investment Funds	1,697,817	—	—	1,697,817
Total	$76,916,912	$—	$—	$76,916,912
See accompanying Notes to Financial Statements.

Portfolio of Investments
Touchstone Ultra Short Duration Fixed Income Fund – September 30, 2021
Principal Amount		Market Value
	Asset-Backed Securities — 40.1%
$ 8,055,018	ACC Auto Trust, Ser 2021-A, Class A, 144a, 1.080%, 4/15/27	$ 8,063,320
817,222	Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificate, Ser 2005-4, Class M1, (1M LIBOR +0.675%), 0.761%, 10/25/35(A)	816,883
631,701	American Credit Acceptance Receivables Trust, Ser 2018-1, Class D, 144a, 3.930%, 4/10/24	634,239
4,200,000	American Credit Acceptance Receivables Trust, Ser 2018-2, Class E, 144a, 5.160%, 9/10/24	4,345,343
3,000,000	American Credit Acceptance Receivables Trust, Ser 2018-3, Class E, 144a, 5.170%, 10/15/24	3,087,756
11,000,000	American Credit Acceptance Receivables Trust, Ser 2019-1, Class D, 144a, 3.810%, 4/14/25	11,270,737
1,803,729	American Credit Acceptance Receivables Trust, Ser 2019-2, Class C, 144a, 3.170%, 6/12/25	1,817,216
9,285,000	American Credit Acceptance Receivables Trust, Ser 2020-1, Class C, 144a, 2.190%, 3/13/26	9,373,820
1,228,490	American Credit Acceptance Receivables Trust, Ser 2020-3, Class A, 144a, 0.620%, 10/13/23	1,228,790
2,480,001	American Credit Acceptance Receivables Trust, Ser 2020-4, Class A, 144a, 0.530%, 3/13/24	2,481,489
2,269,281	American Credit Acceptance Receivables Trust, Ser 2021-1, Class A, 144a, 0.350%, 5/13/24	2,269,739
5,812,000	AmeriCredit Automobile Receivables Trust, Ser 2017-2, Class D, 3.420%, 4/18/23	5,849,860
3,850,942	AmeriCredit Automobile Receivables Trust, Ser 2017-3, Class C, 2.690%, 6/19/23	3,865,539
5,609,413	Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Ser 2006-HE3, Class A5, (1M LIBOR +0.270%), 0.626%, 3/25/36(A)	5,625,326
242,296	Avery Point IV CLO Ltd. (Cayman Islands), Ser 2014-1A, Class BR, 144a, (3M LIBOR +1.600%), 1.725%, 4/25/26(A)	242,378
219,935	Avid Automobile Receivables Trust, Ser 2019-1, Class A, 144a, 2.620%, 2/15/24	220,390
6,048,000	BDS Ltd. (Cayman Islands), Ser 2020-FL5, Class B, 144a, (1M LIBOR +1.800%), 1.964%, 2/16/37(A)	6,049,914
1,430,241	Bear Stearns Asset Backed Securities Trust, Ser 2006-SD2, Class M1, (1M LIBOR +0.825%), 0.911%, 6/25/36(A)	1,431,962
10,250,000	Black Diamond CLO, Ltd. (Cayman Islands), Ser 2017-1A, Class A1AR, 144a, (3M LIBOR +1.050%), 1.175%, 4/24/29(A)	10,250,892
4,897,849	BSPRT Issuer Ltd. (Cayman Islands), Ser 2018-FL4, Class A, 144a, (1M LIBOR +1.050%), 1.134%, 9/15/35(A)	4,897,855
942,061	BSPRT Issuer Ltd. (Cayman Islands), Ser 2019-FL5, Class A, 144a, (1M LIBOR +1.150%), 1.234%, 5/15/29(A)	941,482
3,767,400	CIFC Funding Ltd. (Cayman Islands), Ser 2012-2RA, Class A1, 144a, (3M LIBOR +0.800%), 0.934%, 1/20/28(A)	3,767,520
679,062	CPS Auto Receivables Trust, Ser 2018-D, Class C, 144a, 3.830%, 9/15/23	680,426
1,111,625	CPS Auto Receivables Trust, Ser 2019-A, Class C, 144a, 3.890%, 12/16/24	1,119,213
1,880,067	CPS Auto Receivables Trust, Ser 2020-C, Class A, 144a, 0.630%, 3/15/24	1,880,803
3,500,000	CPS Auto Trust, Ser 2018-C, Class D, 144a, 4.400%, 6/17/24	3,559,241
122,383	Crossroads Asset Trust, Ser 2021-A, Class A1, 144a, 0.374%, 12/20/21	122,389
5,090,000	Crossroads Asset Trust, Ser 2021-A, Class A2, 144a, 0.820%, 3/20/24	5,095,252
Principal Amount		Market Value
	Asset-Backed Securities — 40.1% (Continued)
$ 1,403,030	Drive Auto Receivables Trust, Ser 2017-3, Class D, 144a, 3.530%, 12/15/23	$ 1,410,283
2,096,744	Drive Auto Receivables Trust, Ser 2018-1, Class D, 3.810%, 5/15/24	2,113,761
4,956,376	Drive Auto Receivables Trust, Ser 2018-2, Class D, 4.140%, 8/15/24	5,033,513
725,972	Drive Auto Receivables Trust, Ser 2019-1, Class C, 3.780%, 4/15/25	730,069
559,806	Drive Auto Receivables Trust, Ser 2019-4, Class B, 2.230%, 1/16/24	560,249
1,768,712	DT Auto Owner Trust, Ser 2018-1A, Class D, 144a, 3.810%, 12/15/23	1,774,423
102,117	DT Auto Owner Trust, Ser 2018-3A, Class C, 144a, 3.790%, 7/15/24	102,258
14,980,000	DT Auto Owner Trust, Ser 2018-3A, Class D, 144a, 4.190%, 7/15/24	15,266,594
3,144,914	DT Auto Owner Trust, Ser 2019-1A, Class C, 144a, 3.610%, 11/15/24	3,161,289
3,012,299	DT Auto Owner Trust, Ser 2019-3A, Class C, 144a, 2.740%, 4/15/25	3,041,122
10,000,000	DT Auto Owner Trust, Ser 2020-1A, Class C, 144a, 2.290%, 11/17/25	10,175,129
1,223,529	DT Auto Owner Trust, Ser 2020-2A, Class A, 144a, 1.140%, 1/16/24	1,226,001
3,253,194	DT Auto Owner Trust, Ser 2020-3A, Class A, 144a, 0.540%, 4/15/24	3,256,410
2,207,836	DT Auto Owner Trust, Ser 2021-1A, Class A, 144a, 0.350%, 1/15/25	2,208,773
2,500,009	Elara HGV Timeshare Issuer LLC, Ser 2016-A, Class A, 144a, 2.730%, 4/25/28	2,540,616
7,044,406	Encina Equipment Finance LLC, Ser 2021-1A, Class A1, 144a, 0.500%, 9/15/25	7,049,398
3,796,353	Exeter Automobile Receivables Trust, Ser 2018-2A, Class D, 144a, 4.040%, 3/15/24	3,882,952
74,145	Exeter Automobile Receivables Trust, Ser 2018-4A, Class C, 144a, 3.970%, 9/15/23	74,262
485,193	Exeter Automobile Receivables Trust, Ser 2019-1A, Class C, 144a, 3.820%, 12/16/24	486,935
4,160,000	Exeter Automobile Receivables Trust, Ser 2020-1A, Class C, 144a, 2.490%, 1/15/25	4,212,994
6,386,424	FCI Funding LLC, Ser 2021-1A, Class A, 144a, 1.130%, 4/15/33	6,390,538
2,484,316	Flagship Credit Auto Trust, Ser 2016-4, Class D, 144a, 3.890%, 11/15/22	2,487,887
1,588,650	Flagship Credit Auto Trust, Ser 2017-1, Class D, 144a, 4.230%, 5/15/23	1,598,857
844,002	Flagship Credit Auto Trust, Ser 2017-3, Class C, 144a, 2.910%, 9/15/23	845,775
143,557	Flagship Credit Auto Trust, Ser 2018-3, Class B, 144a, 3.590%, 12/16/24	143,774
10,000,000	Flagship Credit Auto Trust, Ser 2019-1, Class C, 144a, 3.600%, 2/18/25	10,220,752
1,445,282	Flagship Credit Auto Trust, Ser 2019-3, Class A, 144a, 2.330%, 2/15/24	1,451,503
4,147,472	FNA VI LLC, Ser 2021-1A, Class A, 144a, 1.350%, 1/10/32	4,143,228
142,031	FNMA REMIC Trust, Ser 2001-W4, Class AF5, 5.614%, 2/25/32(A)(B)	168,382
630,000	Foursight Capital Automobile Receivables Trust, Ser 2018-1, Class E, 144a, 5.560%, 1/16/24	636,718
4,680,000	Foursight Capital Automobile Receivables Trust, Ser 2018-2, Class D, 144a, 4.330%, 7/15/24	4,798,989
799,328	GLS Auto Receivables Issuer Trust, Ser 2019-4A, Class A, 144a, 2.470%, 11/15/23	801,513

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Asset-Backed Securities — 40.1% (Continued)
$ 3,350,000	GLS Auto Receivables Issuer Trust, Ser 2019-4A, Class B, 144a, 2.780%, 9/16/24	$ 3,399,514
1,006,861	GLS Auto Receivables Issuer Trust, Ser 2020-1A, Class A, 144a, 2.170%, 2/15/24	1,010,655
1,708,271	GLS Auto Receivables Issuer Trust, Ser 2020-4A, Class A, 144a, 0.520%, 2/15/24	1,709,559
592,262	GLS Auto Receivables Trust, Ser 2018-3A, Class B, 144a, 3.780%, 8/15/23	594,236
8,168,890	GLS Auto Receivables Trust, Ser 2021-2A, Class A, 144a, 0.310%, 11/15/24	8,166,840
974,843	Grand Avenue CRE, Ltd., Ser 2019-FL1, Class A, 144a, (1M LIBOR +1.120%), 1.204%, 6/15/37(A)	974,539
7,250,000	Grand Avenue CRE, Ltd. (Cayman Islands), Ser 2020-FL2, Class C, 144a, (SOFR30A +3.734%), 3.784%, 3/15/35(A)	7,295,246
499,517	Home Equity Asset Trust, Ser 2005-3, Class M4, (1M LIBOR +0.640%), 1.046%, 8/25/35(A)	499,735
172,921	Home Equity Asset Trust, Ser 2005-8, Class M1, (1M LIBOR +0.430%), 0.731%, 2/25/36(A)	172,904
3,124,762	Magnetite XVI Ltd. (Cayman Islands), Ser 2015-16A, Class AR, 144a, (3M LIBOR +0.800%), 0.934%, 1/18/28(A)	3,123,356
7,175,000	MF1, Ltd., Ser 2020-FL4, Class A, 144a, (SOFR30A +1.814%), 1.864%, 11/15/35(A)	7,216,235
4,000,000	MF1, Ltd., Ser 2020-FL4, Class AS, 144a, (SOFR30A +2.214%), 2.264%, 11/15/35(A)	4,029,981
1,963,000	MF1, Ltd., Ser 2020-FL4, Class C, 144a, (SOFR30A +3.714%), 3.764%, 11/15/35(A)	1,992,380
1,287,321	Mill City Mortgage Loan Trust, Ser 2017-1, Class A1, 144a, 2.750%, 11/25/58(A)(B)	1,293,199
9,700,000	Monroe Capital Mml CLO Ltd. (Cayman Islands), Ser 2017-1A, Class AR, 144a, (3M LIBOR +1.300%), 1.438%, 4/22/29(A)	9,696,343
6,250,000	Neuberger Berman CLO XV (Cayman Islands), Ser 2013-15A, Class A1R2, 144a, (3M LIBOR +0.920%), 1.046%, 10/15/29(A)	6,250,700
2,557,032	NMEF Funding LLC, Ser 2021-A, Class A1, 144a, 0.341%, 3/15/22	2,557,288
1,178,107	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2018-4A, Class A1, 144a, (3M LIBOR +0.900%), 1.025%, 11/15/26(A)	1,178,420
2,365,642	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2019-1A, Class A1, 144a, (3M LIBOR +1.050%), 1.184%, 4/20/27(A)	2,366,032
4,017,057	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2019-3A, Class A1, 144a, (3M LIBOR +0.850%), 0.981%, 8/20/27(A)	4,017,700
3,110,673	Palmer Square Loan Funding Ltd. (Cayman Islands), Ser 2020-1A, Class A1, 144a, (3M LIBOR +1.025%), 0.931%, 2/20/28(A)	3,110,850
10,500,000	Palmer Square Loan Funding, Ltd. (Cayman Islands), Ser 2021-4A, Class A1, 144a, (3M LIBOR +0.800%), 1.000%, 10/15/29(A)	10,500,000
2,927,098	Peaks CLO 1 Ltd. (Cayman Islands), Ser 2014-1A, Class A2R, 144a, (3M LIBOR +1.410%), 1.535%, 7/25/30(A)	2,927,291
1,444,077	Prestige Auto Receivables Trust, Ser 2018-1A, Class C, 144a, 3.750%, 10/15/24	1,455,823
2,250,000	Prestige Auto Receivables Trust, Ser 2018-1A, Class D, 144a, 4.140%, 10/15/24	2,302,070
6,783,300	Progress Residential Trust, Ser 2019-SFR1, Class A, 144a, 3.422%, 8/17/35	6,853,885
2,289,781	RAMP Series Trust, Ser 2005-RS6, Class M4, (1M LIBOR +0.975%), 1.061%, 6/25/35(A)	2,293,861
Principal Amount		Market Value
	Asset-Backed Securities — 40.1% (Continued)
$ 3,278,981	RAMP Series Trust, Ser 2006-NC3, Class A3, (1M LIBOR +0.540%), 0.626%, 3/25/36(A)	$ 3,276,559
775,831	RAMP Series Trust, Ser 2006-RZ5, Class A3, (1M LIBOR +0.250%), 0.336%, 8/25/46(A)	775,485
3,095,646	RAMP Trust, Ser 2005-RS5, Class M4, (1M LIBOR +0.640%), 1.046%, 5/25/35(A)	3,086,307
518,000	Santander Consumer Auto Receivables Trust, Ser 2020-BA, Class A2, 144a, 0.380%, 2/15/23	518,043
4,900,000	Santander Drive Auto Receivables Trust, Ser 2017-3, Class E, 4.970%, 1/15/25	4,944,283
8,919,153	Santander Drive Auto Receivables Trust, Ser 2018-1, Class D, 3.320%, 3/15/24	8,994,376
5,000,000	Santander Drive Auto Receivables Trust, Ser 2018-1, Class E, 144a, 4.370%, 5/15/25	5,084,245
1,359,466	Santander Drive Auto Receivables Trust, Ser 2019-2, Class C, 2.900%, 10/15/24	1,369,006
1,112,323	Sierra Timeshare Receivables Funding LLC, Ser 2016-3A, Class B, 144a, 2.630%, 10/20/33	1,112,944
565,993	Sierra Timeshare Receivables Funding LLC, Ser 2019-1A, Class B, 144a, 3.420%, 1/20/36	583,097
779,250	Structured Asset Investment Loan Trust, Ser 2005-1, Class M2, 144a, (1M LIBOR +0.720%), 0.806%, 2/25/35(A)	781,195
4,183,417	Symphony CLO XIV Ltd. (Cayman Islands), Ser 2014-14A, Class AR, 144a, (3M LIBOR +0.950%), 1.083%, 7/14/26(A)	4,183,589
1,814,901	Towd Point Mortgage Trust, Ser 2015-4, Class A2, 144a, 3.750%, 4/25/55(A)(B)	1,820,033
3,726,744	Towd Point Mortgage Trust, Ser 2016-3, Class A1, 144a, 2.250%, 4/25/56(A)(B)	3,735,306
6,232,730	Towd Point Mortgage Trust, Ser 2017-1, Class A1, 144a, 2.750%, 10/25/56(A)(B)	6,316,886
9,167,741	Towd Point Mortgage Trust, Ser 2017-5, Class A1, 144a, (1M LIBOR +0.600%), 0.686%, 2/25/57(A)	9,167,670
3,843,813	Towd Point Mortgage Trust, Ser 2019-HY1, Class A1, 144a, (1M LIBOR +1.000%), 1.086%, 10/25/48(A)	3,866,564
2,549,682	Towd Point Mortgage Trust, Ser 2019-MH1, Class A1, 144a, 3.000%, 11/25/58(A)(B)	2,585,533
3,870,387	Towd Point Mortgage Trust, Ser 2019-SJ3, Class A1, 144a, 3.000%, 11/25/59(A)(B)	3,877,846
7,791,000	Towd Point Mortgage Trust, Ser 2019-SJ3, Class A2, 144a, 3.000%, 11/25/59(A)(B)	7,803,003
7,500,000	Towd Point Mortgage Trust, Ser 2019-SJ3, Class M1, 144a, 3.250%, 11/25/59(A)(B)	7,505,074
1,319,692	Tricon American Homes Trust, Ser 2017-SFR2, Class A, 144a, 2.928%, 1/17/36	1,342,083
2,101,274	United Auto Credit Securitization Trust, Ser 2020-1, Class B, 144a, 1.470%, 11/10/22	2,102,680
1,130,693	Westlake Automobile Receivables Trust, Ser 2018-2A, Class D, 144a, 4.000%, 1/16/24	1,136,572
12,000,000	Westlake Automobile Receivables Trust, Ser 2018-2A, Class E, 144a, 4.860%, 1/16/24	12,180,880
2,831,471	Westlake Automobile Receivables Trust, Ser 2018-3A, Class D, 144a, 4.000%, 10/16/23	2,860,361
4,844,566	Westlake Automobile Receivables Trust, Ser 2019-1A, Class C, 144a, 3.450%, 3/15/24	4,863,553
8,200,000	Westlake Automobile Receivables Trust, Ser 2019-1A, Class E, 144a, 4.490%, 7/15/24	8,529,118
10,000,000	Westlake Automobile Receivables Trust, Ser 2019-2A, Class D, 144a, 3.200%, 11/15/24	10,252,273
5,832,786	Westlake Automobile Receivables Trust, Ser 2020-3A, Class A2, 144a, 0.560%, 5/15/24	5,840,261
	Total Asset-Backed Securities	$430,468,188

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 21.2%
$ 1,383,652	AREIT Trust, Ser 2019-CRE3, Class A, 144a, (SOFR30A +1.134%), 1.184%, 9/14/36(A)	$ 1,383,156
7,000,000	AREIT Trust, Ser 2020-CRE4, Class C, 144a, (SOFR30A +3.222%), 3.272%, 4/15/37(A)	7,094,969
4,800,000	Austin Fairmont Hotel Trust, Ser 2019-FAIR, Class C, 144a, (1M LIBOR +1.450%), 1.534%, 9/15/32(A)	4,778,908
8,145,000	BHMS, Ser 2018-ATLS, Class A, 144a, (1M LIBOR +1.250%), 1.334%, 7/15/35(A)	8,166,665
8,900,000	BPR Trust, Ser 2021-KEN, Class B, 144a, (1M LIBOR +1.950%), 2.034%, 2/15/29(A)	8,904,170
3,838,920	BX Commercial Mortgage Trust, Ser 2018-IND, Class A, 144a, (1M LIBOR +0.750%), 0.834%, 11/15/35(A)	3,841,248
6,631,939	BX Commercial Mortgage Trust, Ser 2019-XL, Class A, 144a, (1M LIBOR +0.970%), 1.004%, 10/15/36(A)	6,644,764
12,119,526	BX Commercial Mortgage Trust, Ser 2019-XL, Class B, 144a, (1M LIBOR +1.080%), 1.164%, 10/15/36(A)	12,127,128
4,734,478	BX Trust, Ser 2019-RP, Class A, 144a, (1M LIBOR +1.045%), 1.129%, 6/15/34(A)	4,731,633
8,245,000	BXMT LTD (Cayman Islands), Ser 2020-FL2, Class AS, 144a, (SOFR30A +1.264%), 1.314%, 2/15/38(A)	8,229,575
6,494,000	BXMT Ltd. (Cayman Islands), Ser 2020-FL2, Class A, 144a, (1M LIBOR +0.900%), 1.064%, 2/15/38(A)	6,487,893
7,200,000	BXP Trust, Ser 2017-CQHP, Class A, 144a, (1M LIBOR +0.850%), 0.934%, 11/15/34(A)	7,145,296
2,100,000	CGRBS Commercial Mortgage Trust, Ser 2013-VN05, Class C, 144a, 3.703%, 3/13/35(A)(B)	2,163,585
2,144,448	Citigroup Commercial Mortgage Trust, Ser 2013-GC11, Class AAB, 2.690%, 4/10/46	2,169,546
1,026,729	Citigroup Commercial Mortgage Trust, Ser 2015-GC35, Class A2, 3.063%, 11/10/48	1,027,057
16,941,000	COMM Mortgage Trust, Ser 2012-CR2, Class A4, 3.147%, 8/15/45	17,127,090
5,072,113	COMM Mortgage Trust, Ser 2012-LC4, Class A4, 3.288%, 12/10/44	5,072,993
34,822,497	COMM Mortgage Trust, Ser 2014-UBS3, Class XA, 1.225%, 6/10/47(A)(B)(C)	817,277
2,680,000	CSMC Trust, Ser 2017-CHOP, Class A, 144a, (1M LIBOR +0.750%), 1.084%, 7/15/32(A)	2,673,484
6,080,000	CSMC Trust, Ser 2017-PFHP, Class A, 144a, (1M LIBOR +0.950%), 1.034%, 12/15/30(A)	6,080,739
10,177,972	DBGS Mortgage Trust, Ser 2018-BIOD, Class B, 144a, (1M LIBOR +0.888%), 0.972%, 5/15/35(A)	10,190,701
118,906,000	GS Mortgage Securities Corp. II, Ser 2017-SLP, Class XA, 144a, 1.325%, 10/10/32(A)(B)(C)	955,231
94,257,000	HONO Mortgage Trust, Ser 2021-LULU, Class XCP, 144a, 0.508%, 10/15/36(A)(B)(C)	462,798
2,937,026	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Class A4, 3.483%, 6/15/45	2,967,346
102,036	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2012-CBX, Class A4FL, 144a, (1M LIBOR +1.300%), 1.384%, 6/15/45(A)	102,150
13,021,156	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-WIKI, Class C, 144a, 3.554%, 10/5/31	13,016,205
2,750,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2019-MFP, Class C, 144a, (1M LIBOR +1.360%), 1.444%, 7/15/36(A)	2,736,235
Principal Amount		Market Value
	Commercial Mortgage-Backed Securities — 21.2% (Continued)
$ 3,478,355	JPMBB Commercial Mortgage Securities Trust, Ser 2014-C24, Class A2, 2.940%, 11/15/47	$ 3,498,918
5,000,000	MF1 Ltd. (Cayman Islands), Ser 2020-FL3, Class AS, 144a, (1M LIBOR +2.850%), 3.014%, 7/15/35(A)	5,068,716
4,790,000	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Class E, 144a, 4.813%, 8/15/45(A)(B)	4,829,304
7,630,084	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Class A4, 2.858%, 11/15/45	7,733,030
601,321	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Class A3FL, 144a, (1M LIBOR +1.000%), 1.084%, 7/15/46(A)	602,872
1,739,656	Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C8, Class ASB, 2.699%, 12/15/48	1,760,358
2,202,679	Morgan Stanley Capital I Trust, Ser 2012-C4, Class A4, 3.244%, 3/15/45	2,214,853
1,111,000	Morgan Stanley Capital I Trust, Ser 2017-CLS, Class A, 144a, (1M LIBOR +0.700%), 0.784%, 11/15/34(A)	1,111,000
8,700,000	Morgan Stanley Capital I Trust, Ser 2017-CLS, Class B, 144a, (1M LIBOR +0.850%), 0.934%, 11/15/34(A)	8,699,998
8,564,922	Morgan Stanley Capital I Trust, Ser 2018-BOP, Class A, 144a, (1M LIBOR +0.850%), 0.934%, 8/15/33(A)	8,559,841
2,024,500	Ready Captial Mortgage Financing, Ser 2019-FL3, Class A, 144a, (1M LIBOR +1.000%), 1.086%, 3/25/34(A)	2,017,953
1,216,803	ReadyCap Commercial Mortgage Trust, Ser 2018-4, Class A, 144a, 3.390%, 2/27/51	1,253,645
3,442,841	Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Class A, 144a, (1M LIBOR +0.750%), 0.983%, 11/11/34(A)	3,443,855
601,347	UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Class XA, 144a, 1.627%, 1/10/45(A)(B)(C)	19
7,195,754	Wells Fargo Commercial Mortgage Trust, Ser 2017-C38, Class A2, 3.043%, 7/15/50	7,261,613
11,718,973	WFRBS Commercial Mortgage Trust, Ser 2012-C7, Class AFL, 144a, (1M LIBOR +1.200%), 1.284%, 6/15/45(A)	11,711,982
10,450,000	WFRBS Commercial Mortgage Trust, Ser 2013-C12, Class D, 144a, 4.520%, 3/15/48(A)(B)	10,320,861
456,223	WFRBS Commercial Mortgage Trust, Ser 2014-C19, Class A3, 3.660%, 3/15/47	452,480
	Total Commercial Mortgage-Backed Securities	$227,639,140
	Corporate Bonds — 19.0%
	Utilities — 7.0%
5,000,000	Atmos Energy Corp., (3M LIBOR +0.380%), 0.496%, 3/9/23(A)	5,000,682
8,000,000	CenterPoint Energy Resources Corp., (3M LIBOR +0.500%), 0.620%, 3/2/23(A)	8,001,273
10,000,000	Cleco Power LLC, 144a, (3M LIBOR +0.500%), 0.616%, 6/15/23(A)	10,000,729
7,225,000	Dominion Energy, Inc., (3M LIBOR +0.530%), 0.646%, 9/15/23(A)	7,226,705
10,000,000	NextEra Energy Capital Holdings, Inc., (3M LIBOR +0.270%), 0.401%, 2/22/23(A)	10,000,626
7,500,000	ONE Gas, Inc., (3M LIBOR +0.610%), 0.724%, 3/11/23(A)	7,500,518

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	Corporate Bonds — 19.0% (Continued)
	Utilities — (Continued)
$ 7,000,000	Pacific Gas & Electric Co., (1M LIBOR +1.200%), 1.500%, 11/15/21(A)	$ 7,003,267
7,500,000	Pacific Gas and Electric Co., 1.750%, 6/16/22	7,488,010
7,000,000	Southern California Edison Co., (3M LIBOR +0.270%), 0.389%, 12/3/21(A)	7,000,888
2,500,000	Southern California Edison Co., Ser F, (SOFR +0.350%), 0.400%, 6/13/22(A)	2,501,230
3,000,000	Southern California Gas Co., (3M LIBOR +0.350%), 0.466%, 9/14/23(A)	3,001,081
		74,725,009
	Financials — 2.6%
4,367,000	Comerica, Inc., 3.700%, 7/31/23	4,611,846
4,000,000	FNB Corp., 2.200%, 2/24/23	4,058,531
2,000,000	Intercontinental Exchange, Inc., 0.700%, 6/15/23	2,008,442
3,800,000	Mitsubishi UFJ Financial Group, Inc. (Japan), (1 Year CMT Rate +0.680%), 0.848%, 9/15/24	3,816,606
7,000,000	National Bank of Canada (Canada), (1 Year CMT Rate +0.770%), 0.900%, 8/15/23	7,029,122
2,800,000	Sumitomo Mitsui Trust Bank Ltd. (Japan), 144a, 0.800%, 9/12/23	2,816,850
4,000,000	UBS Group AG (Switzerland), 144a, (1 Year CMT Rate +0.830%), 1.008%, 7/30/24	4,025,600
		28,366,997
	Health Care — 2.0%
11,500,000	AbbVie, Inc., 3.450%, 3/15/22	11,602,334
7,225,000	Dignity Health, 3.125%, 11/1/22	7,420,606
2,500,000	Upjohn, Inc., 144a, 1.125%, 6/22/22	2,513,259
		21,536,199
	Consumer Staples — 1.6%
3,350,000	7-Eleven, Inc., 144a, (3M LIBOR +0.450%), 0.578%, 8/10/22(A)	3,350,805
2,800,000	Mondelez International, Inc., 0.625%, 7/1/22	2,807,958
5,500,000	Nestle Holdings, Inc., 144a, 0.375%, 1/15/24	5,478,345
1,570,000	Reckitt Benckiser Treasury Services PLC (United Kingdom), 144a, (3M LIBOR +0.560%), 0.689%, 6/24/22(A)	1,576,141
4,500,000	Triton Container International, Ltd. (Bermuda), 144a, 0.800%, 8/1/23	4,496,065
		17,709,314
	Consumer Discretionary — 1.5%
3,500,000	American Honda Finance Corp., MTN, 0.875%, 7/7/23	3,527,109
5,000,000	Hyundai Capital America, 144a, 0.800%, 1/8/24	4,978,341
2,500,000	Hyundai Capital America, 144a, 2.375%, 2/10/23	2,554,899
5,000,000	Toyota Motor Corp. (Japan), 0.681%, 3/25/24	5,005,705
		16,066,054
	Industrials — 1.2%
12,500,000	Otis Worldwide Corp., (3M LIBOR +0.650%), 0.595%, 4/5/23(A)	12,501,272
	Materials — 1.1%
7,000,000	LYB International Finance III LLC, (3M LIBOR +1.000%), 1.131%, 10/1/23(A)	7,004,076
5,000,000	Nutrien Ltd. (Canada), 1.900%, 5/13/23	5,107,251
		12,111,327
	Information Technology — 0.9%
10,000,000	SK Hynix, Inc. (South Korea), 144a, 1.000%, 1/19/24	9,946,400
	Real Estate — 0.6%
6,040,000	SBA Tower Trust REIT, 144a, 3.722%, 4/11/23	6,054,023
Principal Amount		Market Value

	Energy — 0.5%
$ 5,000,000	Energy Transfer Partners LP / Regency Energy Finance Corp., 4.500%, 11/1/23	$ 5,319,819
	Total Corporate Bonds	$204,336,414
	Commercial Paper — 10.9%
11,500,000	AT&T, Inc., 0.422%, 12/15/21(D)	11,495,606
22,600,000	Fidelity National Information Services, Inc., 0.200%, 10/13/21(D)	22,598,939
4,300,000	Fidelity National Information Services, Inc., 0.210%, 10/27/21(D)	4,299,526
1,700,000	Glencore PLC, 0.240%, 10/8/21(D)	1,699,945
5,000,000	Glencore PLC, 0.240%, 10/14/21(D)	4,999,660
10,150,000	New Jersey Natural Gas Co., 0.160%, 10/6/21(D)	10,149,882
5,200,000	Oglethorpe, Inc., 0.180%, 10/28/21(D)	5,199,438
11,000,000	Relx Inc., 0.090%, 10/1/21(D)	10,999,960
4,500,000	Sinopec Century Bright Capital Investment Ltd., 0.220%, 10/19/21(D)	4,499,534
25,000,000	Vectren Utility Holdings, Inc., 0.120%, 10/1/21(D)	24,999,917
15,700,000	Ventas Realty LP, 0.120%, 10/1/21(D)	15,699,947
	Total Commercial Paper	$116,642,354
	Non-Agency Collateralized Mortgage Obligations — 6.3%
1,122,276	Bear Stearns ARM Trust, Ser 2003-1, Class 5A1, 2.176%, 4/25/33(A)(B)††	1,185,607
131,120	Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(A)(B)††	133,458
6,582,214	BRAVO Residential Funding Trust, Ser 2019-NQM1, Class A1, 144a, 2.666%, 7/25/59(A)(B)	6,609,191
5,057,964	BRAVO Residential Funding Trust, Ser 2019-NQM2, Class A1, 144a, 2.748%, 11/25/59(A)(B)	5,089,379
15,742,985	Cascade Funding Mortgage Trust, Ser 2021-HB6, Class A, 144a, 0.898%, 6/25/36(A)(B)	15,748,018
6,785,959	CFMT LLC, Ser 2020-HB4, Class A, 144a, 0.946%, 12/26/30(A)(B)	6,798,223
12,838	Community Program Loan Trust, Ser 1987-A, Class A5, 4.500%, 4/1/29	12,886
1,721,193	GSR Mortgage Loan Trust, Ser 2003-13, Class 1A1, 2.609%, 10/25/33(A)(B)	1,839,627
64,978	JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 2.319%, 6/25/36(A)(B)	53,464
59,513	Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Class 1A, 1.980%, 12/25/34(A)(B)	61,129
17,101	Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, (12M LIBOR +1.625%), 1.860%, 12/25/32(A)	17,203
10,000,000	NewRez Warehouse Securitization Trust, Ser 2021-1, Class A, 144a, (1M LIBOR +0.750%), 0.836%, 5/25/55(A)	10,010,637
297,185	Provident Funding Mortgage Trust, Ser 2020-1, Class A3, 144a, 3.000%, 2/25/50(A)(B)	297,349
538,655	RFMSI Trust, Ser 2007-SA1, Class 1A1, 3.371%, 2/25/37(A)(B)	487,274
2,639,556	Sequoia Mortgage Trust, Ser 2013-7, Class B2, 3.504%, 6/25/43(A)(B)	2,669,221
1,639,711	Sequoia Mortgage Trust, Ser 2018-CH4, Class A13, 144a, 4.500%, 10/25/48(A)(B)	1,658,218
6,281,345	Starwood Mortgage Residential Trust, Ser 2019-INV1, Class A1, 144a, 2.610%, 9/27/49(A)(B)	6,352,460
8,201,982	Towd Point HE Trust 2021- HE1, Ser 2021-HE1, Class A1, 144a, 0.918%, 2/25/63(A)(B)	8,198,569
	Total Non-Agency Collateralized Mortgage Obligations	$67,221,913

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	U.S. Government Agency Obligations — 2.1%
$ 1,055	Small Business Administration Participation Certificates, 6.140%, 1/1/22	$ 1,065
5,598	Small Business Administration Participation Certificates, Ser 2003-20E, Class 1, 4.640%, 5/1/23	5,741
57,077	Small Business Administration Pools, (Prime Rate -2.500%), Pool #508374, (Prime Rate +(2.500)%), 0.750%, 4/25/28(A)	58,084
5,826,600	United States International Development Finance Corp., 0.080%, 4/20/35(A)	5,826,600
4,300,000	United States International Development Finance Corp., 0.080%, 7/5/38(A)	4,300,000
2,090,000	United States International Development Finance Corp., 0.090%, 5/15/26(A)	2,090,000
10,000,000	United States International Development Finance Corp., 0.090%, 9/30/27(A)	10,000,000
	Total U.S. Government Agency Obligations	$22,281,490
	Agency Collateralized Mortgage Obligations — 1.9%
61,773,566	FHLMC Multifamily Structured Pass Through Certificates, Ser K040, Class X1, 0.843%, 9/25/24(A)(B)(C)	1,109,076
175,199	FHLMC REMIC, Ser 2770, Class FH, (1M LIBOR +0.400%), 0.484%, 3/15/34(A)	176,580
1,116,985	FHLMC REMIC, Ser 4238, Class TL, 1.250%, 8/15/27	1,112,440
45,823	FNMA REMIC, Ser 2003-119, Class PU, 4.000%, 11/25/33	46,951
35,129	FNMA REMIC, Ser 2003-33, Class AM, 4.250%, 5/25/33	38,292
24,644	FNMA REMIC, Ser 2003-42, Class CA, 4.000%, 5/25/33	26,222
122,904	FNMA REMIC, Ser 2003-81, Class FE, (1M LIBOR +0.500%), 0.586%, 9/25/33(A)	124,496
288,612	FNMA REMIC, Ser 2009-32, Class BH, 5.250%, 5/25/39	314,221
1,163	FNMA REMIC, Ser 2011-15, Class HC, 2.500%, 3/25/26	1,167
71,844	FNMA REMIC, Ser 2012-102, Class NA, 1.500%, 9/25/27	72,803
109,032	FNMA REMIC, Ser 2012-47, Class AI, 3.000%, 5/25/22(C)	569
4,535,000	FREMF Mortgage Trust, Ser 2012-K18, Class B, 144a, 4.316%, 1/25/45(A)(B)	4,576,352
2,530,080	FREMF Mortgage Trust, Ser 2012-K21, Class B, 144a, 4.064%, 7/25/45(A)(B)	2,586,409
2,965,000	FREMF Mortgage Trust, Ser 2015-K718, Class B, 144a, 3.658%, 2/25/48(A)(B)	2,986,799
6,400,000	FREMF Mortgage Trust, Ser 2015-K718, Class C, 144a, 3.658%, 2/25/48(A)(B)	6,449,597
52,228	GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	52,233
24,895	GNMA, Ser 2011-57, Class BA, 3.000%, 5/20/40	25,745
84,361	GNMA, Ser 2012-27, Class A, 1.614%, 7/16/39	84,987
983,844	GNMA, Ser 2014-109, Class A, 2.325%, 1/16/46	984,690
	Total Agency Collateralized Mortgage Obligations	$20,769,629
	Municipal Bonds — 1.2%
	Other Territory — 0.8%
1,495,000	Taxable Municipal Funding Trust, Rev., 144a, 0.260%, 11/1/24(A)(B)	1,495,000
Principal Amount		Market Value

	Other Territory — (Continued)
$ 7,000,000	Taxable Municipal Funding Trust, Txbl Floaters Ser 2020 11, (LOC - Barclays Bank PLC), 144a, 0.260%, 9/1/30(A)(B)	$ 7,000,000
100,000	Taxable Municipal Funding Trust, Txbl Muni Fltrs Btmft 2020-003, (LOC - Barclays Bank PLC), 144a, 0.260%, 1/16/25(A)(B)	100,000
		8,595,000
	Nebraska — 0.3%
3,000,000	Taxable Municipal Funding Trust, Rev., 144a, 0.260%, 7/1/35(A)(B)	3,000,000
	California — 0.1%
1,105,000	CA St Enterprise Dev Authority, Txbl Variable J Harris Indl Wt, (LOC - City National Bank), 144a, 0.430%, 9/1/41(A)(B)	1,105,000
	Total Municipal Bonds	$12,700,000
	U.S. Government Mortgage-Backed Obligations — 0.7%
136,187	FHLMC, Pool #1B7189, (12M LIBOR +2.470%), 2.843%, 3/1/36(A)	145,722
180,686	FHLMC, Pool #1H1354, (1 Year CMT Rate +2.250%), 2.339%, 11/1/36(A)	193,572
100,979	FHLMC, Pool #1J1813, (12M LIBOR +1.925%), 2.175%, 8/1/37(A)	107,489
89,744	FHLMC, Pool #1L0147, (1 Year CMT Rate +2.290%), 2.290%, 7/1/35(A)	89,399
51,078	FHLMC, Pool #1Q0080, (12M LIBOR +1.663%), 1.918%, 1/1/36(A)	53,819
123,064	FHLMC, Pool #1Q0119, (12M LIBOR +1.840%), 2.115%, 9/1/36(A)	130,709
86,093	FHLMC, Pool #1Q0187, (12M LIBOR +1.796%), 2.255%, 12/1/36(A)	89,273
68,915	FHLMC, Pool #1Q0339, (12M LIBOR +1.882%), 2.210%, 4/1/37(A)	73,247
121,523	FHLMC, Pool #1Q1303, (1 Year CMT Rate +2.250%), 2.358%, 11/1/36(A)	127,832
180,810	FHLMC, Pool #781515, (1 Year CMT Rate +2.250%), 2.375%, 4/1/34(A)	192,322
85,122	FHLMC, Pool #782760, (1 Year CMT Rate +2.250%), 2.306%, 11/1/36(A)	91,312
81,009	FHLMC, Pool #847795, (1 Year CMT Rate +2.277%), 2.387%, 4/1/35(A)	81,888
219,860	FHLMC, Pool #848539, (1 Year CMT Rate +2.270%), 2.397%, 4/1/37(A)	231,015
452,795	FHLMC, Pool #848583, (1 Year CMT Rate +2.318%), 2.429%, 1/1/36(A)	481,615
6,573	FHLMC, Pool #A92646, 5.500%, 6/1/40	7,621
7,059	FHLMC, Pool #C03505, 5.500%, 6/1/40	8,183
269	FHLMC, Pool #G00100, 8.000%, 2/1/23	278
21,359	FHLMC, Pool #G01840, 5.000%, 7/1/35	24,388
7,185	FNMA, Pool #175123, 7.450%, 8/1/22	7,217
65,351	FNMA, Pool #254868, 5.000%, 9/1/33	73,086
26,007	FNMA, Pool #256272, 5.500%, 6/1/26	29,021
46,822	FNMA, Pool #256852, 6.000%, 8/1/27	52,525
12,089	FNMA, Pool #323832, 7.500%, 7/1/29	13,876
520	FNMA, Pool #334593, 7.000%, 5/1/24	540
22,075	FNMA, Pool #665773, 7.500%, 6/1/31	22,162
79,992	FNMA, Pool #679742, (1 Year CMT Rate +2.582%), 2.833%, 1/1/40(A)	80,153
77,855	FNMA, Pool #725424, 5.500%, 4/1/34	89,001
255,462	FNMA, Pool #725490, (12M LIBOR +1.621%), 1.844%, 4/1/34(A)	262,253
12,528	FNMA, Pool #735484, 5.000%, 5/1/35	14,271

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Principal Amount		Market Value
	U.S. Government Mortgage-Backed Obligations — 0.7% (Continued)
$ 59,817	FNMA, Pool #791978, (6M LIBOR +1.518%), 1.768%, 9/1/34(A)	$ 59,886
74,279	FNMA, Pool #813170, (12M LIBOR +1.575%), 1.950%, 1/1/35(A)	76,708
290,566	FNMA, Pool #815323, (6M LIBOR +1.532%), 1.747%, 1/1/35(A)	301,546
71,723	FNMA, Pool #820364, (12M LIBOR +0.827%), 1.077%, 4/1/35(A)	71,903
127,887	FNMA, Pool #827787, (6M LIBOR +1.550%), 1.800%, 5/1/35(A)	132,864
44,815	FNMA, Pool #889060, 6.000%, 1/1/38	54,152
49,117	FNMA, Pool #889061, 6.000%, 1/1/38	58,058
2,996	FNMA, Pool #889382, 5.500%, 4/1/38	3,498
116,707	FNMA, Pool #922674, (12M LIBOR +1.905%), 2.252%, 4/1/36(A)	123,826
25,391	FNMA, Pool #960376, 5.500%, 12/1/37	29,635
340,368	FNMA, Pool #995405, 5.500%, 10/1/23	350,443
30,517	FNMA, Pool #AA1150, 4.000%, 4/1/23	32,308
4,887	FNMA, Pool #AD0941, 5.500%, 4/1/40	5,707
34,476	FNMA, Pool #AE0363, 5.000%, 7/1/37	39,274
34,101	FNMA, Pool #AE5441, 5.000%, 10/1/40	38,397
47,988	FNMA, Pool #AI6588, 4.000%, 7/1/26	50,912
63,675	FNMA, Pool #AI8506, 4.000%, 8/1/26	67,679
65,175	FNMA, Pool #AL0211, 5.000%, 4/1/41	74,484
3,719	FNMA, Pool #AL0302, 5.000%, 4/1/24	3,876
298,907	FNMA, Pool #AL0478, (12M LIBOR +1.773%), 2.146%, 4/1/36(A)	315,517
124,490	FNMA, Pool #AL0543, 5.000%, 7/1/41	142,272
58,172	FNMA, Pool #AL1105, 4.500%, 12/1/40	64,978
13,422	FNMA, Pool #AL2591, 5.500%, 5/1/38	14,624
250,987	FNMA, Pool #AL5275, (6M LIBOR +1.511%), 1.727%, 9/1/37(A)	260,571
859,223	FNMA, Pool #AL7396, (6M LIBOR +1.535%), 1.774%, 2/1/37(A)	891,627
1,610	GNMA, Pool #344233, 8.000%, 2/15/23	1,629
6,494	GNMA, Pool #345123, 8.000%, 12/15/23	6,521
417	GNMA, Pool #780322, 8.000%, 11/15/22	418
220,006	GNMA, Pool #80826, (1 Year CMT Rate +1.500%), 2.000%, 2/20/34(A)	228,986
90,800	GNMA, Pool #80889, (1 Year CMT Rate +1.500%), 1.875%, 4/20/34(A)	94,531
178,026	GNMA, Pool #81016, (1 Year CMT Rate +1.500%), 2.250%, 8/20/34(A)	185,247
210,720	GNMA, Pool #82760, (1 Year CMT Rate +1.500%), 2.000%, 3/20/41(A)	220,165
71,952	GNMA, Pool #MA2392, (1 Year CMT Rate +1.500%), 2.125%, 11/20/44(A)	74,380
371,344	GNMA, Pool #MA2466, (1 Year CMT Rate +1.500%), 2.125%, 12/20/44(A)	384,003
	Total U.S. Government Mortgage-Backed Obligations	$7,234,414
Shares		MarketValue
	Short-Term Investment Fund — 0.0%
68,699	Dreyfus Government Cash Management, Institutional Shares, 0.03%∞Ω	$ 68,699
	Total Investment Securities—103.4% (Cost $1,110,555,628)	$1,109,362,241
	Liabilities in Excess of Other Assets — (3.4%)	(36,359,344)
	Net Assets — 100.0%	$1,073,002,897
(A)	Variable rate security - Rate reflected is the rate in effect as of September 30, 2021.
(B)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(C)	Interest only security - This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(D)	Rate reflects yield at the time of purchase.
††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.
∞	Open-End Fund.
Ω	Represents the 7-Day SEC yield as of September 30, 2021.
Portfolio Abbreviations:
ARM – Adjustable Rate Mortgage
CLO – Collateralized Loan Obligation
CMT – Constant Maturity Treasury
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddie Mac Multifamily Securitization
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
LLC – Limited Liability Company
LOC – Letter of Credit
LP – Limited Partnership
MTN – Medium Term Note
PLC – Public Limited Company
REIT – Real Estate Investment Trust
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
SOFR30A – Secured Overnight Financing Rate 30 Day Average
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021, these securities were valued at $702,249,365 or 65.4% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Touchstone Ultra Short Duration Fixed Income Fund (Continued)
Other Information:
The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.
Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$430,468,188	$—	$430,468,188
Commercial Mortgage-Backed Securities	—	227,639,140	—	227,639,140
Corporate Bonds	—	204,336,414	—	204,336,414
Commercial Paper	—	116,642,354	—	116,642,354
Non-Agency Collateralized Mortgage Obligations	—	67,221,913	—	67,221,913
U.S. Government Agency Obligations	—	22,281,490	—	22,281,490
Agency Collateralized Mortgage Obligations	—	20,769,629	—	20,769,629
Municipal Bonds	—	12,700,000	—	12,700,000
U.S. Government Mortgage-Backed Obligations	—	7,234,414	—	7,234,414
Short-Term Investment Fund	68,699	—	—	68,699
Total	$68,699	$1,109,293,542	$—	$1,109,362,241
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
September 30, 2021
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund
Assets
Investments, at cost	$376,249,136	$37,155,450	$262,686,480	$3,643,459,044	$138,876,827	$421,017,213
Investments, at market value *	$385,251,585	$40,268,628	$263,797,859	$3,724,540,759	$141,570,105	$434,065,898
Cash	18	—	4,621,221	—	249,268	177,223
Cash deposits held at prime broker (A)	72,970	—	2,926,927	—	—	—
Foreign currency †	—	40,973	2,210,237	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	102,844	—	—	—
Dividends and interest receivable	1,994,763	69,654	2,353,388	4,328,417	1,821,777	2,435,482
Receivable for capital shares sold	146,261	—	2,541,288	467,700	105,431	1,219,254
Receivable for investments sold	10,957,903	—	17,362,385	37,373,688	3,302,760	—
Receivable for variation margin on swap agreements	—	—	79,172	—	—	—
Receivable for securities lending income	424	76	2,158	—	592	—
Tax reclaim receivable	—	52,215	—	44,536	—	—
Other assets	23,442	3,003	23,461	38,058	13,443	23,831
Total Assets	398,447,366	40,434,549	296,020,940	3,766,793,158	147,063,376	437,921,688

Liabilities
Written options, at market value ‡	—	—	3,840	—	—	—
Dividends payable	—	—	—	—	—	—
Securities sold short**	—	—	991,005	—	—	—
Dividend and interest payable on securities sold short	—	—	18,573	—	—	—
Payable for return of collateral for securities on loan	1,088,958	863,950	1,191,570	—	396,750	—
Payable for capital shares redeemed	469,590	8,389	2,612,207	14,482,791	68,661	1,681,654
Payable for investments purchased	7,964,552	—	13,561,456	41,845,367	7,005,923	67,010
Payable to Investment Advisor	124,883	4,937	116,925	1,698,830	67,303	80,110
Payable to other affiliates	88,949	5,305	44,319	1,518,505	20,722	53,954
Payable to Trustees	11,676	11,676	11,676	6,172	11,676	11,676
Payable for professional services	33,108	28,341	45,797	43,638	29,878	31,862
Payable for reports to shareholders	4,364	838	4,176	88,400	2,417	4,289
Payable for transfer agent services	119,522	159	68,240	806,653	32,695	159,098
Other accrued expenses and liabilities	9,785	13,134	84,449	5,711	7,489	6,064
Total Liabilities	9,915,387	936,729	18,754,233	60,496,067	7,643,514	2,095,717
Net Assets	$388,531,979	$39,497,820	$277,266,707	$3,706,297,091	$139,419,862	$435,825,971
Net assets consist of:
Par value	350,313	33,465	264,685	2,201,279	163,100	411,567
Paid-in capital	469,619,558	33,463,963	325,746,935	3,569,337,236	149,974,773	427,067,020
Distributable earnings (deficit)	(81,437,892)	6,000,392	(48,744,913)	134,758,576	(10,718,011)	8,347,384
Net Assets	$388,531,979	$39,497,820	$277,266,707	$3,706,297,091	$139,419,862	$435,825,971
*Includes market value of securities on loan of:	$1,046,360	$818,742	$1,134,003	$—	$374,325	$—
†Cost of foreign currency:	$—	$41,174	$2,226,260	$—	$—	$—
‡Premiums received from written options:	$—	$—	$4,862	$—	$—	$—
**Proceeds received for securities sold short:	$—	$—	$998,255	$—	$—	$—
(A)	Represents segregated cash for futures contracts, swap agreements, securities sold short and/or written options.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$26,174,785	$3,764,397,622	$646,205,577	$3,237,766,683	$72,497,054	$54,934,053	$1,110,555,628
$33,363,159	$4,833,049,192	$883,695,456	$6,371,091,852	$94,979,863	$76,916,912	$1,109,362,241
—	—	—	—	—	—	2,158,277
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
41,713	3,695,216	1,067,236	—	87,066	80,322	1,785,685
21,179	6,719,542	1,084,098	4,926,992	3,948,379	6,404	2,778,238
—	—	2,339,828	—	—	393,408	36,984
—	—	—	—	—	—	—
8	—	801	3,764	—	109	—
41,287	—	—	—	—	—	—
12,003	94,209	23,861	62,809	12,510	16,139	26,403
33,479,349	4,843,558,159	888,211,280	6,376,085,417	99,027,818	77,413,294	1,116,147,828

—	—	—	—	—	—	—
—	—	—	—	—	—	105,345
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	6,225,459	7,374,840	—	593,895	—
477	5,898,769	1,178,581	5,791,251	3,915,942	20,469	2,740,787
—	—	4,405,881	3,657,630	—	500,277	39,435,396
17,645	4,154,620	459,634	3,205,051	59,235	57,763	198,194
8,018	693,026	97,556	1,623,318	11,081	16,432	228,282
11,676	11,676	11,676	11,676	11,677	11,676	11,676
28,774	85,144	33,395	98,744	23,316	24,760	39,490
2,876	114,088	48,136	51,283	3,863	3,095	9,713
17,468	2,369,665	548,886	1,952,870	33,122	31,853	362,415
8,903	283,807	7,086	121,189	8,955	3,056	13,633
95,837	13,610,795	13,016,290	23,887,852	4,067,191	1,263,276	43,144,931
$33,383,512	$4,829,947,364	$875,194,990	$6,352,197,565	$94,960,627	$76,150,018	$1,073,002,897

36,729	1,025,289	367,618	2,855,908	66,681	23,382	1,165,594
23,988,050	3,645,144,474	592,732,890	2,611,933,219	61,678,279	68,996,448	1,177,745,098
9,358,733	1,183,777,601	282,094,482	3,737,408,438	33,215,667	7,130,188	(105,907,795)
$33,383,512	$4,829,947,364	$875,194,990	$6,352,197,565	$94,960,627	$76,150,018	$1,073,002,897
$—	$—	$6,127,398	$7,435,076	$—	$584,442	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

Statements of Assets and Liabilities  (Continued)
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Credit Opportunities Fund	Touchstone Dividend Equity Fund	Touchstone High Yield Fund	Touchstone Impact Bond Fund
Pricing of Class A Shares
Net assets applicable to Class A shares	$186,813,302	$—	$141,421,572	$1,737,803,538	$15,080,936	$17,997,282
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	16,800,614	—	13,522,085	102,971,890	1,810,342	1,701,910
Net asset value price per share*	$11.12	$—	$10.46	$16.88	$8.33	$10.57
Maximum sales charge - Class A shares	3.25%	—	3.25%	5.00%	3.25%	3.25%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$11.49	$—	$10.81	$17.77	$8.61	$10.93

Pricing of Class C Shares
Net assets applicable to Class C shares	$9,228,989	$—	$31,605,373	$806,336,492	$835,369	$1,634,789
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	906,621	—	3,120,390	48,178,779	100,546	154,748
Net asset value and offering price per share**	$10.18	$—	$10.13	$16.74	$8.31	$10.56

Pricing of Class S Shares
Net assets applicable to Class S shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$92,882,274	$272,382	$101,612,588	$1,161,841,386	$36,447,367	$199,280,257
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	8,359,264	23,116	9,579,984	68,958,505	4,248,353	18,816,886
Net asset value, offering price and redemption price per share	$11.11	$11.78	$10.61	$16.85	$8.58	$10.59

Pricing of Class Z Shares
Net assets applicable to Class Z shares	$—	$—	$—	$—	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	—	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$—	$—	$—

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class shares	$99,607,414	$39,225,438	$2,627,174	$313,236	$87,056,190	$216,913,643
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	8,964,781	3,323,393	246,076	18,596	10,150,730	20,483,192
Net asset value, offering price and redemption price per share	$11.11	$11.80	$10.68	$16.84	$8.58	$10.59

Pricing of Class R6 Shares
Net assets applicable to Class R6 shares	$—	$—	$—	$2,439	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	—	—	—	145	—	—
Net asset value, offering price and redemption price per share	$—	$—	$—	$16.84	$—	$—
*	There is no sales load on subscriptions of $1 million or more for all funds except for Active Bond Fund, Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. There is no sales load on subscriptions of $500,000 or more for Active Bond Fund, Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund. Redemptions that were part of a $500,000 or $1 million or more subscription, as applicable, may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.
**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities  (Continued)
Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$10,218,431	$137,477,338	$13,604,673	$841,243,137	$5,265,872	$24,619,696	$144,172,258
1,122,932	2,958,707	576,054	40,822,709	374,781	757,734	15,660,818
$9.10	$46.47	$23.62	$20.61	$14.05	$32.49	$9.21
5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	2.00%
$9.58	$48.92	$24.86	$21.69	$14.79	$34.20	$9.40

$2,727,386	$90,388,311	$4,167,360	$75,082,286	$196,767	$561,584	$4,248,773
302,710	2,101,818	183,381	4,428,494	15,501	18,078	461,091
$9.01	$43.00	$22.73	$16.95	$12.69	$31.06	$9.21

$—	$—	$—	$—	$—	$—	$52,455,749
—	—	—	—	—	—	5,695,654
$—	$—	$—	$—	$—	$—	$9.21

$20,434,180	$3,258,366,978	$400,865,478	$1,784,642,509	$49,842,084	$41,792,910	$296,363,133
2,246,860	69,057,146	16,881,601	78,054,264	3,490,080	1,281,504	32,174,551
$9.09	$47.18	$23.75	$22.86	$14.28	$32.61	$9.21

$—	$54,367,904	$—	$570,205,926	$—	$—	$75,058,395
—	1,178,712	—	27,636,509	—	—	8,151,287
$—	$46.12	$—	$20.63	$—	$—	$9.21

$3,515	$676,846,377	$456,557,479	$2,582,030,038	$39,655,904	$9,175,828	$500,704,589
386	14,298,207	19,120,793	112,840,588	2,787,698	280,864	54,415,969
$9.10	$47.34	$23.88	$22.88	$14.23	$32.67	$9.20

$—	$612,500,456	$—	$498,993,669	$—	$—	$—
—	12,934,309	—	21,808,473	—	—	—
$—	$47.35	$—	$22.88	$—	$—	$—

Statements of Operations For the Year or Period Ended September 30, 2021 and the Year Ended October 31, 2020
	Touchstone Active Bond Fund	Touchstone Anti- Benchmark® International Core Equity Fund	Touchstone Credit Opportunities Fund	Touchstone Dividend Equity Fund(A)	Touchstone Dividend Equity Fund(B)
Investment Income
Dividends from affiliated securities	$—	$—	$74,422	$—	$—
Dividends from non-affiliated securities*	—	806,160	—	123,482,652	311,026,372
Interest	10,706,146	—	7,670,900	—	42,196
Income from securities loaned	3,174	7,917	10,542	—	—
Total Investment Income	10,709,320	814,077	7,755,864	123,482,652	311,068,568
Expenses
Investment advisory fees	1,447,372	180,217	839,540	20,474,307	30,885,403
Administration fees	498,524	53,918	185,034	1,045,745	—
Compliance fees and expenses	2,984	2,984	2,984	771	—
Custody fees	54,842	31,811	70,439	272,621	665,936
Professional fees	40,199	56,663	95,303	370,263	528,129
Transfer Agent fees, Class A	105,895	—	26,031	3,140,989	4,230,251
Transfer Agent fees, Class B	—	—	—	281,391	533,665
Transfer Agent fees, Class C	5,214	—	4,323	1,880,527	3,996,925
Transfer Agent fees, Class S	—	—	—	—	—
Transfer Agent fees, Class Y	88,263	488	53,055	2,684,512	6,022,582
Transfer Agent fees, Class Z	—	—	—	—	—
Transfer Agent fees, Institutional Class	9,431	49	397	50	—
Transfer Agent fees, Class R6	—	—	—	3	—
Pricing expense	12,151	17,755	8,517	—	—
Registration Fees, Class A	20,042	—	10,660	22,856	47,133
Registration Fees, Class B	—	—	—	13,052	16,138
Registration Fees, Class C	13,161	—	11,036	21,107	35,860
Registration Fees, Class S	—	—	—	—	—
Registration Fees, Class Y	15,951	3,433	19,888	26,621	55,347
Registration Fees, Class Z	—	—	—	—	—
Registration Fees, Institutional Class	12,975	3,952	8,832	4	—
Registration Fees, Class R6	—	—	—	1	—
Interest expense on securities sold short	—	—	67,690	—	56,646
Reports to Shareholders, Class A(C)	8,507	—	4,880	74,902	249,425
Reports to Shareholders, Class C	2,706	—	2,584	53,173	212,883
Reports to Shareholders, Class S	—	—	—	—	—
Reports to Shareholders, Class Y	5,047	2,742	5,132	87,431	320,894
Reports to Shareholders, Class Z	—	—	—	—	—
Reports to Shareholders, Institutional Class	3,102	2,738	2,392	1,437	—
Reports to Shareholders, Class R6	—	—	—	1,459	—
Shareholder servicing fees, Class Y	—	—	—	1,662,906	4,053,991
Shareholder servicing fees, Class Z	—	—	—	—	—
Distribution and shareholder servicing expenses, Class A	349,241	—	94,133	5,369,759	6,521,122
Distribution and shareholder servicing expenses, Class B	—	—	—	1,241,935	2,343,195
Distribution and shareholder servicing expenses, Class C	59,882	—	85,149	9,462,957	17,926,597
Distribution expenses, Class S	—	—	—	—	—
Trustee fees	21,633	21,633	21,633	426,810	581,625
Other expenses	89,704	15,287	32,130	342,486	157,093
Total Expenses	2,866,826	393,670	1,651,762	48,960,075	79,440,840
Fees waived and/or reimbursed by the Advisor and/or Affiliates(D)	(150,115)	(157,113)	(318,872)	(135,900)	—
Fees recouped by the Advisor(D)	—	—	—	—	—
Net Expenses	2,716,711	236,557	1,332,890	48,824,175	79,440,840
Net Investment Income (Loss)	7,992,609	577,520	6,422,974	74,658,477	231,627,728
Realized and Unrealized Gains (Losses) on Investments
Net realized gains(losses) on investments in non-affiliated securities(E)	10,708,172	3,578,249	12,455,843	693,404,709	(637,360,833)
Net realized gains on investments in affiliated securities	—	—	1,726,958	—	—
Net realized losses on securities sold short	—	—	(23,497)	—	—
Net realized gains on written options	—	—	92,039	—	—
Net realized gains (losses) on futures contracts	694,641	—	—	—	—
Net realized losses on swap agreements	—	—	(142,759)	—	—
Net realized gains on forward foreign currency contracts	—	—	119,489	—	—
Net realized gains (losses) on foreign currency transactions	—	(1,479)	(58,768)	—	—
Net change in unrealized appreciation (depreciation) on investments(F)	(14,791,882)	(283,173)	(487,597)	199,414,510	(532,491,386)
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	27,760	—	—
Net change in unrealized appreciation (depreciation) on written options	—	—	(12,408)	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	7,671	—	—	—	—
Net change in unrealized appreciation (depreciation) on swap agreements	—	—	(22,781)	—	—
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	—	—	98,064	—	—
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	(2,021)	(29,269)	—	—
Net Realized and Unrealized Gains (Losses) on Investments	(3,381,398)	3,291,576	13,743,074	892,819,219	(1,169,852,219)
Change in Net Assets Resulting from Operations	$4,611,211	$3,869,096	$20,166,048	$967,477,696	$(938,224,491)
*Net of foreign tax withholding of:	$—	$74,270	$—	$—	$—
(A)	For the eleven months ended September 30, 2021. The Fund changed its fiscal year end from October 31 to September 30.
(B)	For the year ended October 31, 2020. See Note 9 in Notes to Financial Statements.
(C)	Reports to Shareholders for the Dividend Equity Fund for the Eleven Months Ended September 30, 2021 include amounts for Class B shares of $8,341. Class B shares merged into Class A shares on July 16, 2021.
(D)	See Note 4 in Notes to Financial Statements.
(E)	For the year ended September 30, 2021, Credit Opportunities Fund, Mid Cap Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind of securities in the amount of $2,731,111, $186,796,920, $33,678,843 ,$384,479,212, and $8,767,441, respectively. Net realized gains (losses) on investments includes the realized gain on the transactions of $1,030,738, $85,567,601, $15,585,805, $254,826,115, and $3,864,385, respectively, which will not be realized by the Fund for tax purposes.
(F)	Change in unrealized appreciation (depreciation) does not include net appreciation of $6,418,419, $2,577,080, $11,338,153 and $1,762,389,763, for the Active Bond Fund, Credit Opportunities Fund, Dividend Equity Fund and Sands Capital Select Growth Fund, respectively, in connection with the Funds' reorganization. See Note 9 in the Notes to Financial Statements.
See accompanying Notes to Financial Statements.

Statements of Operations (Continued)
Touchstone High Yield Fund	Touchstone Impact Bond Fund	Touchstone International ESG Equity Fund	Touchstone Mid Cap Fund	Touchstone Mid Cap Value Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Small Cap Fund	Touchstone Small Cap Value Fund	Touchstone Ultra Short Duration Fixed Income Fund

$—	$—	$—	$—	$—	$—	$—	$—	$—
—	—	716,510	52,067,378	10,881,058	4,853,950	1,548,572	972,330	—
10,223,331	9,356,353	—	—	—	2,130	—	—	11,916,926
14,706	—	6,172	—	1,675	144,747	—	1,394	—
10,238,037	9,356,353	722,682	52,067,378	10,882,733	5,000,827	1,548,572	973,724	11,916,926

997,133	1,408,286	210,682	31,724,741	6,314,794	29,406,258	792,628	607,220	2,724,344
255,378	554,101	43,566	6,546,219	1,131,595	6,586,099	125,405	95,976	1,468,218
2,984	2,984	2,984	2,984	2,984	2,984	2,984	2,984	2,984
36,153	15,065	20,578	57,158	18,902	64,240	7,983	15,128	85,500
32,582	38,254	39,032	144,250	43,934	154,264	25,072	26,239	57,511
19,367	14,754	11,875	174,364	19,098	141,153	7,464	23,892	82,098
—	—	—	—	—	—	—	—	—
737	1,540	2,219	75,269	3,284	27,976	300	673	2,053
—	—	—	—	—	—	—	—	27,404
33,714	126,745	16,584	3,456,362	855,885	1,402,065	46,042	32,370	237,972
—	—	—	88,316	—	772,542	—	—	73,740
4,683	112,547	14	380,672	170,463	718,183	7,675	1,202	181,047
—	—	—	27	—	56	—	—	—
6,126	4,450	5,416	—	—	—	—	—	6,948
10,799	14,308	15,153	17,043	18,485	23,016	11,943	15,173	23,693
—	—	—	—	—	—	—	—	—
7,785	10,653	10,722	22,750	10,493	15,021	7,985	6,469	10,250
—	—	—	—	—	—	—	—	14,221
13,994	25,419	17,792	146,962	26,726	95,627	18,267	18,296	29,455
—	—	—	23,320	—	30,286	—	—	15,051
15,038	18,513	6,424	39,542	30,183	38,000	13,630	7,872	25,276
—	—	—	2,290	—	5,317	—	—	—
—	—	—	—	—	—	—	—	—
3,389	3,137	4,384	33,544	13,562	9,382	2,736	4,356	5,596
2,203	2,505	2,688	14,363	5,013	4,407	2,155	2,228	2,439
—	—	—	—	—	—	—	—	6,466
3,014	8,188	3,489	268,301	76,205	71,086	6,601	4,764	10,321
—	—	—	9,915	—	27,077	—	—	5,456
2,222	3,515	2,297	29,058	33,583	39,035	2,372	2,441	3,090
—	—	—	3,797	—	2,308	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	154,884	—	1,328,726	—	—	203,723
38,039	46,847	28,889	325,028	33,281	830,033	12,891	58,373	337,180
—	—	—	—	—	—	—	—	—
9,778	17,101	35,224	930,549	42,220	429,276	4,334	5,884	36,211
—	—	—	—	—	—	—	—	289,838
21,633	21,633	21,633	21,633	21,633	21,633	21,633	21,633	21,633
41,315	43,949	19,506	815,166	145,481	1,135,314	50,057	30,144	109,449
1,558,066	2,494,494	521,151	45,508,507	9,017,804	43,381,364	1,170,157	983,317	6,099,167
(106,431)	(215,444)	(161,008)	(40,899)	(1,278,088)	(22,390)	(234,929)	(125,303)	(660,074)
—	—	—	1,473,837	—	35,486	—	—	—
1,451,635	2,279,050	360,143	46,941,445	7,739,716	43,394,460	935,228	858,014	5,439,093
8,786,402	7,077,303	362,539	5,125,933	3,143,017	(38,393,633)	613,344	115,710	6,477,833

7,075,942	1,304,822	3,089,564	249,118,292	91,266,526	1,041,558,717	17,883,246	5,693,285	175,982
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	6,304	—	—	—	—	—	—
4,489,032	(9,914,205)	2,793,124	621,005,091	179,982,199	141,728,022	9,656,923	24,049,244	2,532,844
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	(648)	—	—	—	—	—	—
11,564,974	(8,609,383)	5,888,344	870,123,383	271,248,725	1,183,286,739	27,540,169	29,742,529	2,708,826
$20,351,376	$(1,532,080)	$6,250,883	$875,249,316	$274,391,742	$1,144,893,106	$28,153,513	$29,858,239	$9,186,659
$—	$—	$109,405	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets
	Touchstone Active Bond Fund		Touchstone Anti- Benchmark® International Core Equity Fund		Touchstone Credit Opportunities Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Operations
Net investment income	$7,992,609	$8,993,949	$577,520	$551,290	$6,422,974	$5,740,485
Net realized gains (losses) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	11,402,813	8,537,511	3,576,770	(440,165)	14,169,305	(4,192,669)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(14,784,211)	7,921,698	(285,194)	2,891,448	(426,231)	(2,015,355)
Change in Net Assets from Operations	4,611,211	25,453,158	3,869,096	3,002,573	20,166,048	(467,539)

Distributions to Shareholders:
Distributed earnings, Class A	(2,854,355)	(3,252,024)	—	—	(2,010,075)	(333,642)
Distributed earnings, Class B	—	—	—	—	—	—
Distributed earnings, Class C	(91,900)	(193,793)	—	—	(375,656)	(174,362)
Distributed earnings, Class Y	(2,291,191)	(2,520,642)	(4,532)	(102)	(3,026,554)	(2,325,230)
Distributed earnings, Institutional Class	(3,052,478)	(3,258,096)	(714,426)	(830,890)	(1,962,020)	(2,579,658)
Distributed earnings, Class R6	—	—	—	—	—	—
Total Distributions	(8,289,924)	(9,224,555)	(718,958)	(830,992)	(7,374,305)	(5,412,892)
Change in Net Assets from Share Transactions(C)	33,611,918	16,312,594	(771,211)	(1,765,217)	177,091,677	(14,154,737)

Total Increase (Decrease) in Net Assets	29,933,205	32,541,197	2,378,927	406,364	189,883,420	(20,035,168)

Net Assets
Beginning of period	358,598,774	326,057,577	37,118,893	36,712,529	87,383,287	107,418,455
End of period	$388,531,979	$358,598,774	$39,497,820	$37,118,893	$277,266,707	$87,383,287
(A)	For the eleven months ended September 30, 2021. The Fund changed its fiscal year end from October 31 to September 30.
(B)	See Note 9 in Notes to Financial Statements.
(C)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 100-102.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Dividend Equity Fund			Touchstone High Yield Fund		Touchstone Impact Bond Fund
For the Eleven Months Ended September 30, 2021(A)	For the Year Ended October 31, 2020(B)	For the Year Ended October 31, 2019	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$74,658,477	$231,627,728	$299,197,934	$8,786,402	$10,227,561	$7,077,303	$7,304,972
693,404,709	(637,360,833)	443,323,692	7,075,942	(4,173,531)	1,304,822	982,426
199,414,510	(532,491,386)	(266,548,829)	4,489,032	(3,498,537)	(9,914,205)	11,461,934
967,477,696	(938,224,491)	475,972,797	20,351,376	2,555,493	(1,532,080)	19,749,332

(37,578,649)	(151,258,569)	(239,140,149)	(682,278)	(704,158)	(294,184)	(256,523)
(2,109,055)	(17,797,190)	(24,214,120)	—	—	—	—
(14,593,990)	(138,592,258)	(199,817,695)	(36,797)	(121,251)	(14,442)	(19,463)
(34,302,130)	(242,410,378)	(368,354,793)	(1,574,315)	(2,028,121)	(3,080,885)	(2,625,750)
(1,422)	—	—	(6,593,545)	(7,471,813)	(4,314,437)	(4,723,502)
(11)	—	—	—	—	—	—
(88,585,257)	(550,058,395)	(831,526,757)	(8,886,935)	(10,325,343)	(7,703,948)	(7,625,238)
(1,822,939,395)	(3,062,747,155)	(2,824,380,043)	(57,540,644)	(5,315,953)	53,261,500	65,438,330

(944,046,956)	(4,551,030,041)	(3,179,934,003)	(46,076,203)	(13,085,803)	44,025,472	77,562,424

4,650,344,047	9,201,374,088	12,381,308,091	185,496,065	198,581,868	391,800,499	314,238,075
$3,706,297,091	$4,650,344,047	$9,201,374,088	$139,419,862	$185,496,065	$435,825,971	$391,800,499

Statements of Changes in Net Assets (Continued)
	Touchstone International ESG Equity Fund		Touchstone Mid Cap Fund		Touchstone Mid Cap Value Fund
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
From Operations
Net investment income (loss)	$362,539	$182,503	$5,125,933	$7,915,710	$3,143,017	$6,123,028
Net realized gains (losses) on investments and foreign currency transactions	3,095,868	(1,211,609)	249,118,292	69,219,023	91,266,526	(7,775,023)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,792,476	3,022,722	621,005,091	127,121,216	179,982,199	(33,577,191)
Change in Net Assets from Operations	6,250,883	1,993,616	875,249,316	204,255,949	274,391,742	(35,229,186)

Distributions to Shareholders:
Distributed earnings, Class A	(48,775)	(1,975,668)	(2,210,139)	(2,136,246)	(17,884)	(51,424)
Distributed earnings, Class C	—	(1,710,548)	(1,691,858)	(1,766,346)	—	—
Distributed earnings, Class S	—	—	—	—	—	—
Distributed earnings, Class Y	(80,193)	(2,959,640)	(57,465,241)	(40,650,826)	(1,153,819)	(2,283,383)
Distributed earnings, Class Z	—	—	(1,244,341)	(3,135,026)	—	—
Distributed earnings, Institutional Class	(19)	(537)	(25,311,010)	(9,162,448)	(1,848,019)	(3,844,764)
Distributed earnings, Class R6	—	—	—	—	—	—
Return of capital, Class A	—	—	—	—	—	—
Return of capital, Class C	—	—	—	—	—	—
Return of capital, Class Y	—	—	—	—	—	—
Return of capital, Institutional Class	—	—	—	—	—	—
Total Distributions	(128,987)	(6,646,393)	(87,922,589)	(56,850,892)	(3,019,722)	(6,179,571)
Change in Net Assets from Share Transactions(A)	(76,211)	(5,589,850)	196,604,803	2,068,906,633	(79,179,049)	(31,438,355)

Total Increase (Decrease) in Net Assets	6,045,685	(10,242,627)	983,931,530	2,216,311,690	192,192,971	(72,847,112)

Net Assets
Beginning of period	27,337,827	37,580,454	3,846,015,834	1,629,704,144	683,002,019	755,849,131
End of period	$33,383,512	$27,337,827	$4,829,947,364	$3,846,015,834	$875,194,990	$683,002,019
(A)	For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity in pages 103-106.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)
Touchstone Sands Capital Select Growth Fund		Touchstone Small Cap Fund		Touchstone Small Cap Value Fund		Touchstone Ultra Short Duration Fixed Income Fund
For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$(38,393,633)	$(12,375,975)	$613,344	$233,295	$115,710	$279,157	$6,477,833	$19,590,653
1,041,558,717	447,921,221	17,883,246	3,900,793	5,693,285	(6,726,045)	175,982	(176,658)
141,728,022	430,967,787	9,656,923	(9,602,979)	24,049,244	(6,605,039)	2,532,844	(5,825,465)
1,144,893,106	866,513,033	28,153,513	(5,468,891)	29,858,239	(13,051,927)	9,186,659	13,588,530

(17,693,260)	(15,437,081)	(76,369)	(330,913)	(32,691)	(45,317)	(1,191,026)	(1,582,978)
(4,115,544)	(9,285,021)	(5,189)	(285,467)	(461)	(436)	(19,141)	(71,150)
—	—	—	—	—	—	(371,847)	(1,992,326)
(152,873,291)	(175,614,541)	(1,040,101)	(3,029,450)	(63,554)	(115,630)	(3,531,075)	(6,466,843)
(52,230,135)	(75,190,327)	—	—	—	—	(732,118)	(2,053,174)
(8,474)	—	(1,003,459)	(3,206,418)	(17,628)	(174,530)	(5,902,220)	(8,755,799)
(102,763)	—	—	—	—	—	—	—
—	—	—	—	(30,163)	(15,039)	—	—
—	—	—	—	(425)	(145)	—	—
—	—	—	—	(58,641)	(38,374)	—	—
—	—	—	—	(16,265)	(57,921)	—	—
(227,023,467)	(275,526,970)	(2,125,118)	(6,852,248)	(219,828)	(447,392)	(11,747,427)	(20,922,270)
3,177,487,521	(22,498,987)	(4,449,869)	7,197,740	(6,753,764)	(23,437,257)	88,853,009	(14,545,502)

4,095,357,160	568,487,076	21,578,526	(5,123,399)	22,884,647	(36,936,576)	86,292,241	(21,879,242)

2,256,840,405	1,688,353,329	73,382,101	78,505,500	53,265,371	90,201,947	986,710,656	1,008,589,898
$6,352,197,565	$2,256,840,405	$94,960,627	$73,382,101	$76,150,018	$53,265,371	$1,073,002,897	$986,710,656

Statements of Changes in Net Assets - Capital Stock Activity
	Touchstone Active Bond Fund				Touchstone Anti- Benchmark® International Core Equity Fund
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A(D)
Proceeds from Shares issued	1,581,041	$17,746,223	1,411,092	$15,404,439	—	$—	—	$—
Proceeds from Shares issued in connection with reorganization(B)	9,794,843	110,186,140	—	—	—	—	—	—
Reinvestment of distributions	224,230	2,513,018	248,638	2,701,033	—	—	—	—
Cost of Shares redeemed	(6,207,410)	(69,966,791)	(2,188,720)	(23,737,062)	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class A Share Transactions	5,392,704	60,478,590	(528,990)	(5,631,590)	—	—	—	—
Class B(D)
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Share conversion in connection with reorganization(B)	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class B Share Transactions	—	—	—	—	—	—	—	—
Class C
Proceeds from Shares issued	79,533	820,532	99,527	995,343	—	—	—	—
Proceeds from Shares issued in connection with reorganization(B)	628,710	6,476,580	—	—	—	—	—	—
Reinvestment of distributions	8,702	89,500	16,906	167,960	—	—	—	—
Cost of Shares redeemed	(355,656)	(3,662,936)	(766,459)	(7,725,499)	—	—	—	—
Shares issued (reacquired) upon automatic conversion	—	—	—	—	—	—	—	—
Change from Class C Share Transactions	361,289	3,723,676	(650,026)	(6,562,196)	—	—	—	—
Class Y(E)
Proceeds from Shares issued	2,054,376	23,130,318	1,985,411	21,559,070	360	4,282	22,114	211,530
Proceeds from Shares issued in connection with reorganization(B)	—	—	—	—	—	—	—	—
Reinvestment of distributions	172,216	1,928,699	199,030	2,158,789	382	4,531	10	102
Cost of Shares redeemed	(1,909,973)	(21,405,317)	(2,605,694)	(28,030,100)	—	—	—	—
Change from Class Y Share Transactions	316,619	3,653,700	(421,253)	(4,312,241)	742	8,813	22,124	211,632
Institutional Class
Proceeds from Shares issued	1,734,665	19,494,859	3,875,251	42,480,044	26,082	312,372	149,702	1,449,479
Reinvestment of distributions	242,823	2,719,478	272,356	2,961,164	60,238	714,426	77,436	830,890
Cost of Shares redeemed	(5,014,127)	(56,458,385)	(1,184,461)	(12,622,587)	(152,975)	(1,806,822)	(435,859)	(4,257,218)
Change from Institutional Class Share Transactions	(3,036,639)	(34,244,048)	2,963,146	32,818,621	(66,655)	(780,024)	(208,721)	(1,976,849)
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	3,033,973	$33,611,918	1,362,877	$16,312,594	(65,913)	$(771,211)	(186,597)	$(1,765,217)
(A)	Represents the period from commencement of operations (July 19, 2021 and August 2, 2021) through September 30, 2021 for Institutional Class shares and Class R6 shares, respectively.
(B)	See Note 9 in Notes to Financial Statements.
(C)	The Fund changed its fiscal year end from October 31 to September 30.
(D)	Effective July 16, 2021, Class B shares of the AIG Focused Dividend Strategy Fund were reorganized into Class A shares of the Touchstone Dividend Equity Fund.
(E)	Effective July 16, 2021, Class W shares of the AIG Senior Floating Rate Fund and the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Touchstone Credit Opportunities Fund and the Touchstone Dividend Equity Fund, respectively.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Credit Opportunities Fund				Touchstone Dividend Equity Fund
For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Eleven Months Ended September 30, 2021(A) (B) (C)		For the Year Ended October 31, 2020(B)		For the Year Ended October 31, 2019(B)
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

953,296	$9,677,433	226,710	$2,132,358	18,284,009	$305,544,840	32,491,602	$486,460,585	27,634,448	$464,321,582
13,726,507	141,260,445	—	—	11,403,748	196,261,607	—	—	—	—
169,953	1,734,106	34,744	328,518	1,811,037	30,101,529	8,170,831	127,355,567	12,551,945	207,397,320
(1,919,910)	(19,609,644)	(390,740)	(3,737,180)	(46,557,495)	(778,744,677)	(62,833,118)	(942,900,578)	(105,254,025)	(1,748,315,942)
—	—	—	—	—	—	1,460,932	21,639,786	322,037	5,400,237
12,929,846	133,062,340	(129,286)	(1,276,304)	(15,058,701)	(246,836,701)	(20,709,753)	(307,444,640)	(64,745,595)	(1,071,196,803)

—	—	—	—	136,950	2,217,290	635,537	9,704,526	1,297,385	21,412,686
—	—	—	—	111,727	1,822,664	980,773	15,306,408	1,218,763	19,954,242
—	—	—	—	(9,181,258)	(156,710,795)	—	—	—	—
—	—	—	—	(3,577,145)	(58,419,158)	(6,740,251)	(99,688,786)	(6,192,482)	(102,504,165)
—	—	—	—	—	—	(211,231)	(3,035,073)	(241,121)	(3,992,033)
—	—	—	—	(12,509,726)	(211,089,999)	(5,335,172)	(77,712,925)	(3,917,455)	(65,129,270)

198,200	1,956,744	23,706	229,266	1,335,140	21,782,502	4,570,086	69,249,503	10,254,701	169,449,964
3,149,581	31,321,283	—	—	264,762	4,518,475	—	—	—	—
36,177	356,730	18,697	172,058	827,808	13,554,365	7,429,473	116,019,169	10,174,698	166,465,498
(508,343)	(5,019,285)	(262,895)	(2,398,136)	(34,119,489)	(562,501,490)	(73,315,974)	(1,083,852,691)	(58,669,778)	(971,628,400)
—	—	—	—	—	—	(1,263,663)	(18,604,713)	(83,924)	(1,408,204)
2,875,615	28,615,472	(220,492)	(1,996,812)	(31,691,779)	(522,646,148)	(62,580,078)	(917,188,732)	(38,324,303)	(637,121,142)

5,664,582	58,278,512	3,275,451	30,620,647	10,482,598	173,072,737	27,504,922	416,610,757	77,571,624	1,291,114,933
1,935,037	20,196,958	—	—	2,988,813	51,352,080	—	—	—	—
294,373	3,005,542	241,071	2,316,256	1,599,069	26,426,043	12,165,668	190,671,524	16,859,131	278,288,034
(2,133,266)	(21,900,451)	(4,372,888)	(41,115,601)	(66,132,757)	(1,093,538,113)	(158,495,499)	(2,367,683,139)	(157,467,019)	(2,620,335,795)
5,760,726	59,580,561	(856,366)	(8,178,698)	(51,062,277)	(842,687,253)	(118,824,909)	(1,760,400,858)	(63,036,264)	(1,050,932,828)

154,880	1,589,436	224,585	2,072,740	43,758	746,709	—	—	—	—
165,580	1,665,750	269,092	2,576,499	84	1,422	—	—	—	—
(4,536,711)	(47,421,882)	(744,891)	(7,352,162)	(25,246)	(429,936)	—	—	—	—
(4,216,251)	(44,166,696)	(251,214)	(2,702,923)	18,596	318,195	—	—	—	—

—	—	—	—	144	2,500	—	—	—	—
—	—	—	—	1	11	—	—	—	—
—	—	—	—	145	2,511	—	—	—	—
17,349,936	$177,091,677	(1,457,358)	$(14,154,737)	(110,303,742)	$(1,822,939,395)	(207,449,912)	$(3,062,747,155)	(170,023,617)	$(2,824,380,043)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone High Yield Fund				Touchstone Impact Bond Fund
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	1,566,811	$12,966,425	1,582,680	$12,453,477	901,622	$9,649,457	1,008,475	$10,659,616
Reinvestment of distributions	73,113	599,939	78,704	619,319	22,409	239,040	19,409	205,746
Cost of Shares redeemed	(1,684,115)	(13,909,317)	(1,576,405)	(12,482,226)	(750,021)	(8,017,527)	(465,803)	(4,930,537)
Change from Class A Share Transactions	(44,191)	(342,953)	84,979	590,570	174,010	1,870,970	562,081	5,934,825
Class C
Proceeds from Shares issued	6,419	52,516	30,970	248,433	47,117	503,565	74,586	788,876
Reinvestment of distributions	4,205	34,328	13,764	108,318	1,104	11,798	1,371	14,475
Cost of Shares redeemed	(69,525)	(567,351)	(440,580)	(3,410,363)	(54,392)	(576,886)	(56,479)	(598,156)
Change from Class C Share Transactions	(58,901)	(480,507)	(395,846)	(3,053,612)	(6,171)	(61,523)	19,478	205,195
Class Y
Proceeds from Shares issued	927,706	7,935,403	920,919	7,440,564	10,483,459	112,124,601	8,069,654	85,797,631
Reinvestment of distributions	184,449	1,558,178	243,031	1,968,082	265,494	2,835,648	217,721	2,309,981
Cost of Shares redeemed	(1,027,444)	(8,666,870)	(2,171,157)	(17,475,571)	(5,408,326)	(57,650,536)	(3,919,622)	(41,832,598)
Change from Class Y Share Transactions	84,711	826,711	(1,007,207)	(8,066,925)	5,340,627	57,309,713	4,367,753	46,275,014
Class Z
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class Z Share Transactions	—	—	—	—	—	—	—	—
Institutional Class
Proceeds from Shares issued	9,988,999	84,709,298	6,758,203	51,917,150	4,823,496	51,565,488	7,608,874	80,810,462
Reinvestment of distributions	773,258	6,527,173	921,462	7,439,080	347,131	3,707,296	382,249	4,049,865
Cost of Shares redeemed	(17,418,797)	(148,780,366)	(6,772,227)	(54,142,216)	(5,736,474)	(61,130,444)	(6,790,781)	(71,837,031)
Change from Institutional Class Share Transactions	(6,656,540)	(57,543,895)	907,438	5,214,014	(565,847)	(5,857,660)	1,200,342	13,023,296
Class R6
Proceeds from Shares issued	—	—	—	—	—	—	—	—
Cost of Shares redeemed	—	—	—	—	—	—	—	—
Change from Class R6 Share Transactions	—	—	—	—	—	—	—	—
Change from Share Transactions	(6,674,921)	$(57,540,644)	(410,636)	$(5,315,953)	4,942,619	$53,261,500	6,149,654	$65,438,330
(A)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021 for Class R6 shares.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone International ESG Equity Fund				Touchstone Mid Cap Fund
For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2021(A)		For the Year Ended September 30, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

392,101	$3,253,480	923,955	$6,486,887	1,056,622	$48,021,108	1,722,762	$64,866,031
5,449	46,211	254,450	1,876,151	43,425	1,864,324	47,647	1,878,215
(849,981)	(7,474,932)	(819,208)	(5,759,257)	(804,599)	(36,519,129)	(696,341)	(25,168,926)
(452,431)	(4,175,241)	359,197	2,603,781	295,448	13,366,303	1,074,068	41,575,320

3,336	29,600	15,446	112,534	527,048	22,032,167	1,009,530	35,646,237
—	—	215,820	1,584,118	39,173	1,562,270	39,569	1,450,587
(250,238)	(2,163,270)	(942,454)	(7,064,283)	(634,832)	(26,906,601)	(718,343)	(24,800,454)
(246,902)	(2,133,670)	(711,188)	(5,367,631)	(68,611)	(3,312,164)	330,756	12,296,370

1,040,078	9,287,340	406,292	2,937,856	29,528,367	1,339,183,765	45,964,555	1,678,307,060
9,218	77,978	374,707	2,755,636	1,191,861	51,892,782	895,607	35,746,662
(356,297)	(3,132,637)	(1,180,936)	(8,520,029)	(23,432,626)	(1,086,466,153)	(15,448,861)	(559,596,378)
692,999	6,232,681	(399,937)	(2,826,537)	7,287,602	304,610,394	31,411,301	1,154,457,344

—	—	—	—	294,301	13,056,057	2,904,292	111,061,392
—	—	—	—	29,122	1,240,929	79,863	3,127,421
—	—	—	—	(1,136,353)	(49,001,380)	(2,588,966)	(92,893,080)
—	—	—	—	(812,930)	(34,704,394)	395,189	21,295,733

—	—	—	—	11,851,354	551,714,234	26,747,272	993,416,727
2	19	73	537	305,343	13,325,183	187,288	7,491,088
—	—	—	—	(26,681,385)	(1,270,666,182)	(4,339,171)	(161,625,949)
2	19	73	537	(14,524,688)	(705,626,765)	22,595,389	839,281,866

—	—	—	—	13,812,160	664,476,348	—	—
—	—	—	—	(877,851)	(42,204,919)	—	—
—	—	—	—	12,934,309	622,271,429	—	—
(6,332)	$(76,211)	(751,855)	$(5,589,850)	5,111,130	$196,604,803	55,806,703	$2,068,906,633

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Mid Cap Value Fund				Touchstone Sands Capital Select Growth Fund
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	179,118	$3,742,466	167,271	$2,835,572	4,489,061	$85,327,200	3,858,599	$57,182,170
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	31,777,096	621,944,594	—	—
Reinvestment of distributions	777	15,458	2,680	43,450	726,547	12,765,441	937,160	10,739,861
Cost of Shares redeemed	(194,259)	(4,301,475)	(186,294)	(3,170,552)	(5,675,525)	(109,088,540)	(2,097,033)	(27,903,644)
Change from Class A Share Transactions	(14,364)	(543,551)	(16,343)	(291,530)	31,317,179	610,948,695	2,698,726	40,018,387
Class C
Proceeds from Shares issued	44,231	975,312	17,375	282,392	557,848	8,806,047	973,913	11,016,497
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	3,024,107	48,772,136	—	—
Reinvestment of distributions	—	—	—	—	280,249	4,077,626	829,669	8,089,277
Cost of Shares redeemed	(64,635)	(1,390,188)	(123,216)	(1,940,563)	(1,909,718)	(30,198,698)	(3,676,450)	(44,858,208)
Change from Class C Share Transactions	(20,404)	(414,876)	(105,841)	(1,658,171)	1,952,486	31,457,111	(1,872,868)	(25,752,434)
Class Y(B)
Proceeds from Shares issued	4,976,510	107,646,472	6,084,202	91,902,451	26,427,558	552,879,177	46,697,761	670,397,782
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	2,050,915	44,517,985	—	—
Reinvestment of distributions	53,819	1,141,546	139,585	2,250,156	6,900,842	134,290,391	12,162,722	152,642,157
Cost of Shares redeemed	(6,000,984)	(128,777,432)	(4,289,355)	(71,611,364)	(40,208,134)	(869,420,564)	(53,076,537)	(768,001,131)
Change from Class Y Share Transactions	(970,655)	(19,989,414)	1,934,432	22,541,243	(4,828,819)	(137,733,011)	5,783,946	55,038,808
Class Z
Proceeds from Shares issued	—	—	—	—	2,349,120	44,465,418	3,308,441	45,581,481
Reinvestment of distributions	—	—	—	—	2,953,208	51,976,461	6,518,393	74,831,156
Cost of Shares redeemed	—	—	—	—	(6,168,500)	(116,963,273)	(16,261,699)	(212,023,027)
Change from Class Z Share Transactions	—	—	—	—	(866,172)	(20,521,394)	(6,434,865)	(91,610,390)
Institutional Class
Proceeds from Shares issued	7,159,517	157,885,918	10,230,169	172,561,478	34,707,619	738,829,312	126	2,500
Proceeds from Shares issued in connection with reorganization(A)	—	—	—	—	128,604,796	2,547,803,595	—	—
Reinvestment of distributions	73,904	1,599,620	218,352	3,569,822	435	8,474	—	—
Cost of Shares redeemed	(10,054,747)	(217,716,746)	(13,557,431)	(228,161,197)	(50,472,388)	(1,076,340,071)	—	—
Change from Institutional Class Share Transactions	(2,821,326)	(58,231,208)	(3,108,910)	(52,029,897)	112,840,462	2,210,301,310	126	2,500
Class R6
Proceeds from Shares issued	—	—	—	—	23,160,816	511,629,011	831,692	15,504,377
Reinvestment of distributions	—	—	—	—	5,281	102,763	—	—
Cost of Shares redeemed	—	—	—	—	(1,357,750)	(28,696,964)	(831,566)	(15,700,235)
Change from Class R6 Share Transactions	—	—	—	—	21,808,347	483,034,810	126	(195,858)
Change from Share Transactions	(3,826,749)	$(79,179,049)	(1,296,662)	$(31,438,355)	162,223,483	$3,177,487,521	175,191	$(22,498,987)
(A)	See Note 9 in Notes to Financial Statements.
(B)	Effective July 16, 2021, Class W shares of the AIG Focused Growth Fund were reorganized into Class Y shares of the Touchstone Sands Capital Select Growth Fund.
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
Touchstone Small Cap Fund				Touchstone Small Cap Value Fund
For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

43,246	$590,663	188,126	$1,921,153	42,845	$1,116,437	39,242	$798,786
—	—	—	—	—	—	—	—
5,640	70,614	26,489	310,982	2,306	60,923	2,244	58,275
(93,218)	(1,222,383)	(99,225)	(1,060,102)	(89,797)	(2,685,709)	(255,442)	(5,496,226)
(44,332)	(561,106)	115,390	1,172,033	(44,646)	(1,508,349)	(213,956)	(4,639,165)

38,275	492,935	12,153	125,116	4,097	116,576	6,352	126,520
—	—	—	—	—	—	—	—
381	4,341	23,637	254,101	32	817	16	399
(54,615)	(663,938)	(298,437)	(2,857,698)	(8,879)	(252,956)	(17,500)	(355,218)
(15,959)	(166,662)	(262,647)	(2,478,481)	(4,750)	(135,563)	(11,132)	(228,299)

746,342	10,272,999	1,054,148	10,187,062	129,975	3,908,356	556,684	12,751,490
—	—	—	—	—	—	—	—
79,888	1,025,095	244,189	2,930,498	4,571	120,978	6,617	151,370
(717,298)	(9,747,622)	(673,533)	(7,321,242)	(228,926)	(6,501,791)	(223,585)	(4,827,025)
108,932	1,550,472	624,804	5,796,318	(94,380)	(2,472,457)	339,716	8,075,835

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

1,174,009	15,984,215	1,434,694	14,908,352	42,781	1,285,210	317,668	7,027,284
—	—	—	—	—	—	—	—
78,422	1,002,693	265,143	3,174,041	495	13,106	2,383	54,914
(1,630,878)	(22,259,481)	(1,456,134)	(15,374,523)	(140,813)	(3,935,711)	(1,610,102)	(33,727,826)
(378,447)	(5,272,573)	243,703	2,707,870	(97,537)	(2,637,395)	(1,290,051)	(26,645,628)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(329,806)	$(4,449,869)	721,250	$7,197,740	(241,313)	$(6,753,764)	(1,175,423)	$(23,437,257)

Statements of Changes in Net Assets - Capital Stock Activity (Continued)
	Touchstone Ultra Short Duration Fixed Income Fund
	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares issued	4,686,457	$43,241,421	8,960,406	$82,215,390
Reinvestment of distributions	123,448	1,139,270	158,190	1,456,627
Cost of Shares redeemed	(2,612,393)	(24,114,385)	(3,374,696)	(31,039,396)
Change from Class A Share Transactions	2,197,512	20,266,306	5,743,900	52,632,621
Class C
Proceeds from Shares issued	133,907	1,237,687	702,000	6,480,454
Reinvestment of distributions	810	7,479	4,460	41,073
Cost of Shares redeemed	(244,873)	(2,263,008)	(589,856)	(5,434,947)
Change from Class C Share Transactions	(110,156)	(1,017,842)	116,604	1,086,580
Class S
Proceeds from Shares issued	1,605,257	14,831,783	2,653,440	24,519,195
Reinvestment of distributions	38,145	352,177	209,016	1,924,465
Cost of Shares redeemed	(2,605,972)	(24,063,147)	(10,805,304)	(99,176,330)
Change from Class S Share Transactions	(962,570)	(8,879,187)	(7,942,848)	(72,732,670)
Class Y
Proceeds from Shares issued	17,600,835	162,587,751	14,667,523	135,130,770
Reinvestment of distributions	291,545	2,691,868	555,625	5,116,254
Cost of Shares redeemed	(17,423,646)	(160,851,675)	(16,470,996)	(151,437,130)
Change from Class Y Share Transactions	468,734	4,427,944	(1,247,848)	(11,190,106)
Class Z
Proceeds from Shares issued	2,629,137	24,264,471	2,327,500	21,447,601
Reinvestment of distributions	78,837	727,666	219,442	2,022,381
Cost of Shares redeemed	(3,875,990)	(35,793,520)	(7,033,838)	(64,723,235)
Change from Class Z Share Transactions	(1,168,016)	(10,801,383)	(4,486,896)	(41,253,253)
Institutional Class
Proceeds from Shares issued	41,003,304	378,229,514	21,283,017	196,198,659
Reinvestment of distributions	597,097	5,507,609	910,377	8,372,252
Cost of Shares redeemed	(32,400,298)	(298,879,952)	(16,097,325)	(147,659,585)
Change from Institutional Class Share Transactions	9,200,103	84,857,171	6,096,069	56,911,326
Change from Share Transactions	9,625,607	$88,853,009	(1,721,019)	$(14,545,502)
See accompanying Notes to Financial Statements.

Financial Highlights
Touchstone Active Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.23	$10.68	$10.01	$10.47	$10.59
Income (loss) from investment operations:
Net investment income	0.22(A)	0.28(A)	0.27	0.23	0.24
Net realized and unrealized gains (losses) on investments	(0.10)	0.55	0.68	(0.43)	(0.11)
Total from investment operations	0.12	0.83	0.95	(0.20)	0.13
Distributions from:
Net investment income	(0.23)	(0.28)	(0.28)	(0.26)	(0.25)
Realized capital gains	—	—	—	—(B)	—
Total distributions	(0.23)	(0.28)	(0.28)	(0.26)	(0.25)
Net asset value at end of period	$11.12	$11.23	$10.68	$10.01	$10.47
Total return(C)	1.10%	7.91%	9.68%	(1.87%)	1.26%
Ratios and supplemental data:
Net assets at end of period (000's)	$186,813	$128,086	$127,502	$133,083	$22,117
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.95%	1.00%	0.97%	1.18%
Net investment income	1.99%	2.54%	2.68%	2.34%	2.33%
Portfolio turnover rate	144%(D)	261%	235%	448%(E)	496%
Touchstone Active Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.30	$9.82	$9.23	$9.68	$9.82
Income (loss) from investment operations:
Net investment income	0.13(A)	0.18(A)	0.12	0.20	0.14
Net realized and unrealized gains (losses) on investments	(0.09)	0.51	0.68	(0.46)	(0.10)
Total from investment operations	0.04	0.69	0.80	(0.26)	0.04
Distributions from:
Net investment income	(0.16)	(0.21)	(0.21)	(0.19)	(0.18)
Realized capital gains	—	—	—	—(B)	—
Total distributions	(0.16)	(0.21)	(0.21)	(0.19)	(0.18)
Net asset value at end of period	$10.18	$10.30	$9.82	$9.23	$9.68
Total return(C)	0.39%	7.11%	8.83%	(2.64%)	0.52%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,229	$5,618	$11,743	$23,807	$4,642
Ratio to average net assets:
Net expenses	1.64%	1.65%	1.65%	1.65%	1.65%
Gross expenses	1.93%	1.93%	1.85%	1.79%	2.18%
Net investment income	1.25%	1.79%	1.93%	1.59%	1.58%
Portfolio turnover rate	144%(D)	261%	235%	448%(E)	496%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Portfolio turnover excludes the purchases and sales of securities by the AIG U.S. Government Securities Fund acquired on July 16, 2021 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(E)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Active Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.22	$10.67	$10.00	$10.46	$10.59
Income (loss) from investment operations:
Net investment income	0.25(A)	0.30(A)	0.31	0.26	0.27
Net realized and unrealized gains (losses) on investments	(0.10)	0.56	0.67	(0.43)	(0.12)
Total from investment operations	0.15	0.86	0.98	(0.17)	0.15
Distributions from:
Net investment income	(0.26)	(0.31)	(0.31)	(0.29)	(0.28)
Realized capital gains	—	—	—	—(B)	—
Total distributions	(0.26)	(0.31)	(0.31)	(0.29)	(0.28)
Net asset value at end of period	$11.11	$11.22	$10.67	$10.00	$10.46
Total return	1.35%	8.18%	9.96%	(1.62%)	1.43%
Ratios and supplemental data:
Net assets at end of period (000's)	$92,882	$90,235	$90,336	$165,937	$79,648
Ratio to average net assets:
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.70%	0.73%	0.73%	0.70%	0.86%
Net investment income	2.24%	2.79%	2.93%	2.59%	2.58%
Portfolio turnover rate	144%(C)	261%	235%	448%(D)	496%
Touchstone Active Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$11.22	$10.67	$10.00	$10.46	$10.58
Income (loss) from investment operations:
Net investment income	0.26(A)	0.31(A)	0.30	0.27	0.25
Net realized and unrealized gains (losses) on investments	(0.10)	0.56	0.69	(0.43)	(0.09)
Total from investment operations	0.16	0.87	0.99	(0.16)	0.16
Distributions from:
Net investment income	(0.27)	(0.32)	(0.32)	(0.30)	(0.28)
Realized capital gains	—	—	—	—(B)	—
Total distributions	(0.27)	(0.32)	(0.32)	(0.30)	(0.28)
Net asset value at end of period	$11.11	$11.22	$10.67	$10.00	$10.46
Total return	1.43%	8.23%	10.06%	(1.54%)	1.61%
Ratios and supplemental data:
Net assets at end of period (000's)	$99,607	$134,659	$96,477	$38,715	$20,800
Ratio to average net assets:
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.61%	0.63%	0.66%	0.66%	0.87%
Net investment income	2.32%	2.87%	3.01%	2.67%	2.66%
Portfolio turnover rate	144%(C)	261%	235%	448%(D)	496%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Portfolio turnover excludes the purchases and sales of securities by the AIG U.S. Government Securities Fund acquired on July 16, 2021 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(D)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Anti-Benchmark® International Core Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Period Ended September 30, 2019(A)
	2021	2020
Net asset value at beginning of period	$10.86	$10.20	$10.00
Income (loss) from investment operations:
Net investment income	0.16	0.08	0.24
Net realized and unrealized gains (losses) on investments	0.96	0.81	(0.03)
Total from investment operations	1.12	0.89	0.21
Distributions from:
Net investment income	(0.20)	(0.23)	(0.01)
Net asset value at end of period	$11.78	$10.86	$10.20
Total return	10.32%	8.74%	2.13%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$272	$243	$3
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%(C)
Gross expenses	3.40%	9.11%	373.97%(C)
Net investment income	1.34%	1.43%	2.74%(C)
Portfolio turnover rate	62%	79%	117%(B)(D)
Touchstone Anti-Benchmark® International Core Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Period Ended September 30, 2019(A)
	2021	2020
Net asset value at beginning of period	$10.88	$10.20	$10.00
Income (loss) from investment operations:
Net investment income	0.18	0.17	0.21
Net realized and unrealized gains on investments	0.96	0.75	—
Total from investment operations	1.14	0.92	0.21
Distributions from:
Net investment income	(0.22)	(0.24)	(0.01)
Net asset value at end of period	$11.80	$10.88	$10.20
Total return	10.43%	9.00%	2.14%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$39,225	$36,876	$36,710
Ratio to average net assets:
Net expenses	0.59%	0.59%	0.59%(C)
Gross expenses	0.97%	0.96%	1.13%(C)
Net investment income	1.44%	1.53%	2.84%(C)
Portfolio turnover rate	62%	79%	117%(B)(D)
(A)	Represents the period from commencement of operations (November 19, 2018) through September 30, 2019.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes securities received from processing a subscription-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Credit Opportunities Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Three Months Ended September 30, 2019(A)	Year Ended June 30,
	2021	2020		2019	2018	2017
Net asset value at beginning of period	$9.45	$10.03	$9.95	$9.96	$10.41	$10.05
Income (loss) from investment operations:
Net investment income	0.47(B)	0.57	0.20	0.52	0.49	0.45
Net realized and unrealized gains (losses) on investments	1.07	(0.61)	0.04	0.12	(0.13)	0.45
Total from investment operations	1.54	(0.04)	0.24	0.64	0.36	0.90
Distributions from:
Net investment income	(0.53)	(0.54)	(0.12)	(0.54)	(0.53)	(0.47)
Realized capital gains	—	—	(0.04)	(0.11)	(0.28)	(0.07)
Total distributions	(0.53)	(0.54)	(0.16)	(0.65)	(0.81)	(0.54)
Net asset value at end of period	$10.46	$9.45	$10.03	$9.95	$9.96	$10.41
Total return(C)	16.67%	(0.29%)	1.40%(D)	6.69%	3.50%	9.08%
Ratios and supplemental data:
Net assets at end of period (000's)	$141,422	$5,597	$7,239	$226	$153	$45
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.09%	1.18%	1.18%(F)	1.55%	1.76%	1.87%
Gross expenses (including dividend and interest expense on securities sold short)(G)	1.32%	1.61%	2.55%(F)	7.56%	10.00%	16.01%
Net investment income	4.45%	5.90%	5.43%(F)	5.46%	5.00%	4.44%
Portfolio turnover rate	135%(H)	115%	28%(D)(I)	94%	70%	84%
(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.04%, 1.08%, 1.08%, 1.45%, 1.69% and 1.69% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.27%, 1.51%, 2.45%, 7.46%, 9.93% and 15.83% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities by the Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Strategic Trust Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Credit Opportunities Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Three Months Ended September 30, 2019(A)	Year Ended June 30,
	2021	2020		2019	2018	2017
Net asset value at beginning of period	$9.18	$9.75	$9.98	$10.00	$10.44	$10.08
Income (loss) from investment operations:
Net investment income	0.40(B)	0.52	0.19	0.43	0.44	0.34
Net realized and unrealized gains (losses) on investments	1.02	(0.62)	(0.27)	0.14	(0.15)	0.48
Total from investment operations	1.42	(0.10)	(0.08)	0.57	0.29	0.82
Distributions from:
Net investment income	(0.47)	(0.47)	(0.11)	(0.48)	(0.45)	(0.39)
Realized capital gains	—	—	(0.04)	(0.11)	(0.28)	(0.07)
Total distributions	(0.47)	(0.47)	(0.15)	(0.59)	(0.73)	(0.46)
Net asset value at end of period	$10.13	$9.18	$9.75	$9.98	$10.00	$10.44
Total return(C)	15.79%	(0.98%)	1.15%(D)	5.97%	2.69%	8.31%
Ratios and supplemental data:
Net assets at end of period (000's)	$31,605	$2,246	$4,538	$127	$22	$22
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(E)	1.56%	1.93%	1.93%(F)	2.26%	2.51%	2.62%
Gross expenses (including dividend and interest expense on securities sold short)(G)	2.17%	2.61%	3.62%(F)	11.81%	34.60%	73.30%
Net investment income	3.98%	5.15%	4.68%(F)	4.75%	4.25%	3.69%
Portfolio turnover rate	135%(H)	115%	28%(D)(I)	94%	70%	84%
(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 1.51%, 1.83%, 1.83%, 2.16%, 2.44% and 2.44% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(F)	Annualized.
(G)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 2.12%, 2.51%, 3.52%, 11.71%, 34.53% and 73.12% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(H)	Portfolio turnover excludes the purchases and sales of securities by the Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(I)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Strategic Trust Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Credit Opportunities Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Three Months Ended September 30, 2019(A)	Year Ended June 30,
	2021	2020		2019	2018	2017
Net asset value at beginning of period	$9.57	$10.16	$9.95	$9.96	$10.41	$10.04
Income (loss) from investment operations:
Net investment income	0.48(B)	0.59	0.17	0.60	0.50	0.39
Net realized and unrealized gains (losses) on investments	1.11	(0.62)	0.21	0.06	(0.12)	0.54
Total from investment operations	1.59	(0.03)	0.38	0.66	0.38	0.93
Distributions from:
Net investment income	(0.55)	(0.56)	(0.13)	(0.56)	(0.55)	(0.49)
Realized capital gains	—	—	(0.04)	(0.11)	(0.28)	(0.07)
Total distributions	(0.55)	(0.56)	(0.17)	(0.67)	(0.83)	(0.56)
Net asset value at end of period	$10.61	$9.57	$10.16	$9.95	$9.96	$10.41
Total return	16.98%	(0.13%)	1.54%(C)	7.05%	3.73%	9.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$101,613	$36,558	$47,483	$11,356	$444	$315
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.88%	0.93%	0.93%(E)	1.09%	1.51%	1.62%
Gross expenses (including dividend and interest expense on securities sold short)(F)	1.07%	1.20%	1.60%(E)	1.71%	4.29%	8.25%
Net investment income	4.66%	6.15%	5.68%(E)	5.93%	5.25%	4.69%
Portfolio turnover rate	135%(G)	115%	28%(C)(H)	94%	70%	84%
(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.83%, 0.83%, 0.83%, 0.99%, 1.44% and 1.44% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 1.02%, 1.10%, 1.50%, 1.61%, 4.22% and 8.07% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Strategic Trust Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Credit Opportunities Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Three Months Ended September 30, 2019(A)	Year Ended June 30,
	2021	2020		2019	2018	2017
Net asset value at beginning of period	$9.63	$10.22	$9.95	$9.96	$10.41	$10.05
Income (loss) from investment operations:
Net investment income	0.49(B)	0.61	0.15	0.58	0.55	0.50
Net realized and unrealized gains (losses) on investments	1.12	(0.63)	0.29	0.09	(0.16)	0.43
Total from investment operations	1.61	(0.02)	0.44	0.67	0.39	0.93
Distributions from:
Net investment income	(0.56)	(0.57)	(0.13)	(0.57)	(0.56)	(0.50)
Realized capital gains	—	—	(0.04)	(0.11)	(0.28)	(0.07)
Total distributions	(0.56)	(0.57)	(0.17)	(0.68)	(0.84)	(0.57)
Net asset value at end of period	$10.68	$9.63	$10.22	$9.95	$9.96	$10.41
Total return	17.07%	(0.02%)	1.57%(C)	7.04%	3.85%	9.47%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,627	$42,982	$48,158	$47,531	$51,715	$53,150
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short)(D)	0.78%	0.83%	0.83%(E)	1.24%	1.41%	1.52%
Gross expenses (including dividend and interest expense on securities sold short)(F)	0.97%	1.06%	1.36%(E)	1.50%	1.59%	1.69%
Net investment income	4.76%	6.25%	5.78%(E)	5.78%	5.35%	4.79%
Portfolio turnover rate	135%(G)	115%	28%(C)(H)	94%	70%	84%
(A)	The Fund changed its fiscal year end from June 30 to September 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Not annualized.
(D)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short was 0.73%, 0.73%, 0.73%, 1.14%, 1.34% and 1.34% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(E)	Annualized.
(F)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short was 0.92%, 0.96%, 1.26%, 1.40%, 1.52% and 1.51% for the years ended September 30, 2021 and 2020, for the period ended September 30, 2019, and the years ended June 30, 2019, 2018 and 2017, respectively.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Dynamic Diversified Income Fund and the AIG Senior Floating Rate Fund acquired on June 25, 2021 and July 16, 2021, respectively. If these transactions were included, portfolio turnover would have been higher.
(H)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Strategic Trust Touchstone Credit Opportunities Fund acquired on September 6, 2019. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dividend Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	For the Eleven Months Ended September 30, 2021(A)	Year Ended October 31,
		2020	2019	2018	2017	2016
Net asset value at beginning of period	$14.12	$17.17	$17.55	$18.81	$16.66	$17.61
Income (loss) from investment operations:
Net investment income(B)	0.29	0.55	0.50	0.47	0.45	0.51
Net realized and unrealized gains (losses) on investments	2.83	(2.42)	0.39	0.15	2.28	0.12
Total from investment operations	3.12	(1.87)	0.89	0.62	2.73	0.63
Distributions from:
Net investment income	(0.36)	(0.60)	(0.49)	(0.44)	(0.54)	(0.42)
Realized capital gains	—	(0.58)	(0.78)	(1.44)	(0.04)	(1.16)
Total distributions	(0.36)	(1.18)	(1.27)	(1.88)	(0.58)	(1.58)
Net asset value at end of period	$16.88	$14.12	$17.17	$17.55	$18.81	$16.66
Total return(C)	22.13%(D)	(11.33%)	5.42%	3.03%	16.57%	4.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,737,804	$1,666,379	$2,381,987	$3,570,189	$4,598,192	$4,849,219
Ratio to average net assets:
Net expenses	1.09%(E)	1.09%	1.05%	1.04%	1.04%	1.05%
Gross expenses	1.09%(E)	1.09%	1.05%	1.04%	1.04%	1.05%
Net investment income	1.91%(E)	3.60%	2.90%	2.57%	2.52%	3.16%
Portfolio turnover rate	83%(D)(F)	68%	37%	38%	45%	60%
Touchstone Dividend Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	For the Eleven Months Ended September 30, 2021(A)	Year Ended October 31,
		2020	2019	2018	2017	2016
Net asset value at beginning of period	$13.99	$17.00	$17.38	$18.65	$16.53	$17.48
Income (loss) from investment operations:
Net investment income(B)	0.19	0.47	0.38	0.35	0.33	0.40
Net realized and unrealized gains (losses) on investments	2.80	(2.40)	0.39	0.14	2.26	0.13
Total from investment operations	2.99	(1.93)	0.77	0.49	2.59	0.53
Distributions from:
Net investment income	(0.24)	(0.50)	(0.37)	(0.32)	(0.43)	(0.32)
Realized capital gains	—	(0.58)	(0.78)	(1.44)	(0.04)	(1.16)
Total distributions	(0.24)	(1.08)	(1.15)	(1.76)	(0.47)	(1.48)
Net asset value at end of period	$16.74	$13.99	$17.00	$17.38	$18.65	$16.53
Total return(C)	21.38%(D)	(11.89%)	4.78%	2.31%	15.80%	3.75%
Ratios and supplemental data:
Net assets at end of period (000's)	$806,336	$1,117,141	$2,421,728	$3,142,587	$3,682,928	$3,628,575
Ratio to average net assets:
Net expenses	1.75%(E)	1.74%	1.70%	1.69%	1.69%	1.70%
Gross expenses	1.77%(E)	1.74%	1.70%	1.69%	1.69%	1.70%
Net investment income	1.27%(E)	2.99%	2.27%	1.92%	1.87%	2.51%
Portfolio turnover rate	83%(D)(F)	68%	37%	38%	45%	60%
(A)	The Fund changed its fiscal year end from October 31 to September 30.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dividend Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	For the Eleven Months Ended September 30, 2021(A)(B)	Year Ended October 31,
		2020	2019	2018	2017	2016
Net asset value at beginning of period	$14.10	$17.14	$17.52	$18.79	$16.65	$17.60
Income (loss) from investment operations:
Net investment income(C)	0.33	0.61	0.53	0.51	0.47	0.53
Net realized and unrealized gains (losses) on investments	2.81	(2.44)	0.39	0.15	2.29	0.14
Total from investment operations	3.14	(1.83)	0.92	0.66	2.76	0.67
Distributions from:
Net investment income	(0.39)	(0.63)	(0.52)	(0.49)	(0.58)	(0.46)
Realized capital gains	—	(0.58)	(0.78)	(1.44)	(0.04)	(1.16)
Total distributions	(0.39)	(1.21)	(1.30)	(1.93)	(0.62)	(1.62)
Net asset value at end of period	$16.85	$14.10	$17.14	$17.52	$18.79	$16.65
Total return	22.33%(D)	(11.11%)	5.66%	3.21%	16.80%	4.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,161,841	$1,691,794	$4,094,116	$5,289,972	$5,499,586	$3,523,472
Ratio to average net assets:
Net expenses	0.88%(E)	0.88%	0.85%	0.84%	0.84%	0.85%
Gross expenses	0.88%(E)	0.88%	0.85%	0.84%	0.84%	0.85%
Net investment income	2.14%(E)	3.83%	3.13%	2.77%	2.67%	3.30%
Portfolio turnover rate	83%(D)(F)	68%	37%	38%	45%	60%
Touchstone Dividend Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout The Period
Period Ended September 30, 2021(G)

Net asset value at beginning of period	$17.02
Income (loss) from investment operations:
Net investment income(C)	0.07
Net realized and unrealized losses on investments	(0.17)
Total from investment operations	(0.10)
Distributions from:
Net investment income	(0.08)
Net asset value at end of period	$16.84
Total return	(0.61%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$313
Ratio to average net assets:
Net expenses	0.67%(E)
Gross expenses	3.37%(E)
Net investment income	2.01%(E)
Portfolio turnover rate	83%(D)(F)
(A)	Effective July 16, 2021, Class W shares of the AIG Focused Dividend Strategy Fund were reorganized into Class Y shares of the Fund.
(B)	The Fund changed its fiscal year end from October 31 to September 30.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
(G)	Represents the period from commencement of operations (July 19, 2021) through September 30, 2021.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Dividend Equity Fund—Class R6
Selected Data for a Share Outstanding Throughout The Period
Period Ended September 30, 2021(A)

Net asset value at beginning of period	$17.34
Income (loss) from investment operations:
Net investment income(B)	0.06
Net realized and unrealized losses on investments	(0.48)
Total from investment operations	(0.42)
Distributions from:
Net investment income	(0.08)
Net asset value at end of period	$16.84
Total return	(2.44%)(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$2
Ratio to average net assets:
Net expenses	0.65%(D)
Gross expenses	359.78%(D)
Net investment income	2.26%(D)
Portfolio turnover rate	83%(C)(E)
(A)	Represents the period from commencement of operations (August 2, 2021) through September 30, 2021.
(B)	The net investment income per share was based on average shares outstanding for the period.
(C)	Not annualized.
(D)	Annualized.
(E)	Portfolio turnover excludes the purchases and sales of securities by the AIG Select Dividend Growth Fund acquired on July 16, 2021 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone High Yield Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.86	$8.27	$8.12	$8.43	$8.21
Income (loss) from investment operations:
Net investment income	0.36	0.39	0.40	0.41	0.39
Net realized and unrealized gains (losses) on investments	0.48	(0.41)	0.16	(0.31)	0.21
Total from investment operations	0.84	(0.02)	0.56	0.10	0.60
Distributions from:
Net investment income	(0.37)	(0.39)	(0.41)	(0.41)	(0.38)
Net asset value at end of period	$8.33	$7.86	$8.27	$8.12	$8.43
Total return(A)	10.84%	(0.13%)	7.08%	1.24%	7.45%
Ratios and supplemental data:
Net assets at end of period (000's)	$15,081	$14,578	$14,642	$12,457	$16,925
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.21%	1.25%	1.28%	1.29%	1.24%
Net investment income	4.35%	4.84%	4.95%	4.76%	4.63%
Portfolio turnover rate	96%	89%	63%	59%	69%
Touchstone High Yield Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.84	$8.25	$8.10	$8.41	$8.19
Income (loss) from investment operations:
Net investment income	0.26	0.29	0.34	0.34	0.33
Net realized and unrealized gains (losses) on investments	0.52	(0.37)	0.16	(0.30)	0.21
Total from investment operations	0.78	(0.08)	0.50	0.04	0.54
Distributions from:
Net investment income	(0.31)	(0.33)	(0.35)	(0.35)	(0.32)
Net asset value at end of period	$8.31	$7.84	$8.25	$8.10	$8.41
Total return(A)	10.07%	(0.89%)	6.31%	0.50%	6.68%
Ratios and supplemental data:
Net assets at end of period (000's)	$835	$1,250	$4,582	$9,444	$13,025
Ratio to average net assets:
Net expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses	2.83%	2.35%	2.10%	2.00%	1.97%
Net investment income	3.60%	4.09%	4.20%	4.01%	3.88%
Portfolio turnover rate	96%	89%	63%	59%	69%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone High Yield Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.09	$8.52	$8.35	$8.67	$8.44
Income (loss) from investment operations:
Net investment income	0.39	0.44	0.47	0.44	0.43
Net realized and unrealized gains (losses) on investments	0.50	(0.45)	0.14	(0.32)	0.21
Total from investment operations	0.89	(0.01)	0.61	0.12	0.64
Distributions from:
Net investment income	(0.40)	(0.42)	(0.44)	(0.44)	(0.41)
Net asset value at end of period	$8.58	$8.09	$8.52	$8.35	$8.67
Total return	11.18%	0.02%	7.52%	1.44%	7.74%
Ratios and supplemental data:
Net assets at end of period (000's)	$36,447	$33,694	$44,030	$63,983	$75,435
Ratio to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses	0.89%	0.89%	0.91%	0.88%	0.90%
Net investment income	4.60%	5.09%	5.20%	5.01%	4.88%
Portfolio turnover rate	96%	89%	63%	59%	69%
Touchstone High Yield Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$8.09	$8.51	$8.35	$8.66	$8.43
Income (loss) from investment operations:
Net investment income	0.40	0.43	0.44	0.44	0.42
Net realized and unrealized gains (losses) on investments	0.50	(0.42)	0.16	(0.30)	0.22
Total from investment operations	0.90	0.01	0.60	0.14	0.64
Distributions from:
Net investment income	(0.41)	(0.43)	(0.44)	(0.45)	(0.41)
Net asset value at end of period	$8.58	$8.09	$8.51	$8.35	$8.66
Total return	11.27%	0.21%	7.47%	1.63%	7.70%
Ratios and supplemental data:
Net assets at end of period (000's)	$87,056	$135,974	$135,328	$111,705	$112,503
Ratio to average net assets:
Net expenses	0.72%	0.72%	0.72%	0.72%	0.72%
Gross expenses	0.75%	0.75%	0.77%	0.76%	0.75%
Net investment income	4.68%	5.17%	5.28%	5.09%	4.96%
Portfolio turnover rate	96%	89%	63%	59%	69%
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Impact Bond Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.80	$10.44	$9.77	$10.13	$10.38
Income (loss) from investment operations:
Net investment income	0.15	0.19	0.23	0.22	0.18
Net realized and unrealized gains (losses) on investments	(0.21)	0.37	0.69	(0.33)	(0.17)
Total from investment operations	(0.06)	0.56	0.92	(0.11)	0.01
Distributions from:
Net investment income	(0.17)	(0.20)	(0.25)	(0.25)	(0.26)
Net asset value at end of period	$10.57	$10.80	$10.44	$9.77	$10.13
Total return(A)	(0.57%)	5.46%	9.59%	(1.07%)	0.15%
Ratios and supplemental data:
Net assets at end of period (000's)	$17,997	$16,509	$10,083	$5,697	$5,137
Ratio to average net assets:
Net expenses	0.84%	0.85%	0.85%	0.85%	0.85%
Gross expenses	0.93%	1.03%	1.19%	1.30%	1.22%
Net investment income	1.43%	1.83%	2.28%	2.25%	1.98%
Portfolio turnover rate	24%	21%	22%	40%	18%
Touchstone Impact Bond Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.79	$10.43	$9.75	$10.12	$10.36
Income (loss) from investment operations:
Net investment income	0.07	0.12	0.16	0.16	0.11
Net realized and unrealized gains (losses) on investments	(0.21)	0.37	0.70	(0.35)	(0.17)
Total from investment operations	(0.14)	0.49	0.86	(0.19)	(0.06)
Distributions from:
Net investment income	(0.09)	(0.13)	(0.18)	(0.18)	(0.18)
Net asset value at end of period	$10.56	$10.79	$10.43	$9.75	$10.12
Total return(A)	(1.32%)	4.69%	8.89%	(1.94%)	(0.51%)
Ratios and supplemental data:
Net assets at end of period (000's)	$1,635	$1,737	$1,475	$1,087	$1,876
Ratio to average net assets:
Net expenses	1.59%	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.37%	2.55%	2.94%	2.78%	2.30%
Net investment income	0.68%	1.08%	1.53%	1.50%	1.23%
Portfolio turnover rate	24%	21%	22%	40%	18%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Impact Bond Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.82	$10.45	$9.78	$10.15	$10.39
Income (loss) from investment operations:
Net investment income	0.19	0.22	0.26	0.24	0.24
Net realized and unrealized gains (losses) on investments	(0.22)	0.38	0.69	(0.33)	(0.19)
Total from investment operations	(0.03)	0.60	0.95	(0.09)	0.05
Distributions from:
Net investment income	(0.20)	(0.23)	(0.28)	(0.28)	(0.29)
Net asset value at end of period	$10.59	$10.82	$10.45	$9.78	$10.15
Total return	(0.32%)	5.81%	9.84%	(0.92%)	0.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$199,280	$145,821	$95,218	$54,895	$37,233
Ratio to average net assets:
Net expenses	0.59%	0.60%	0.60%	0.60%	0.60%
Gross expenses	0.60%	0.64%	0.68%	0.67%	0.73%
Net investment income	1.68%	2.08%	2.53%	2.50%	2.23%
Portfolio turnover rate	24%	21%	22%	40%	18%
Touchstone Impact Bond Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.82	$10.45	$9.78	$10.14	$10.39
Income (loss) from investment operations:
Net investment income	0.19	0.23	0.27	0.26	0.25
Net realized and unrealized gains (losses) on investments	(0.21)	0.38	0.69	(0.33)	(0.20)
Total from investment operations	(0.02)	0.61	0.96	(0.07)	0.05
Distributions from:
Net investment income	(0.21)	(0.24)	(0.29)	(0.29)	(0.30)
Net asset value at end of period	$10.59	$10.82	$10.45	$9.78	$10.14
Total return	(0.22%)	5.92%	9.95%	(0.72%)	0.51%
Ratios and supplemental data:
Net assets at end of period (000's)	$216,914	$227,734	$207,462	$191,224	$222,013
Ratio to average net assets:
Net expenses	0.49%	0.50%	0.50%	0.50%	0.50%
Gross expenses	0.57%	0.59%	0.60%	0.60%	0.60%
Net investment income	1.78%	2.18%	2.63%	2.60%	2.33%
Portfolio turnover rate	24%	21%	22%	40%	18%
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International ESG Equity Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.44	$8.50	$9.58	$9.40	$8.77
Income (loss) from investment operations:
Net investment income	0.12	0.03	0.15	0.24	0.25
Net realized and unrealized gains (losses) on investments	1.57	0.62	(0.29)	0.35	0.62
Total from investment operations	1.69	0.65	(0.14)	0.59	0.87
Distributions from:
Net investment income	(0.03)	(0.02)	(0.17)	(0.23)	(0.24)
Realized capital gains	—	(1.69)	(0.77)	(0.18)	—
Total distributions	(0.03)	(1.71)	(0.94)	(0.41)	(0.24)
Net asset value at end of period	$9.10	$7.44	$8.50	$9.58	$9.40
Total return(A)	22.73%	7.93%	(0.81%)	6.41%	10.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$10,218	$11,719	$10,333	$11,984	$22,725
Ratio to average net assets:
Net expenses	1.17%	1.17%	1.20%	1.20%	1.20%
Gross expenses	1.64%	1.81%	1.52%	1.41%	1%
Net investment income	1.06%	0.68%	1.71%	2.16%	2.69%
Portfolio turnover rate	52%	80%	123%	68%	39%
Touchstone International ESG Equity Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.40	$8.48	$9.57	$9.39	$8.75
Income (loss) from investment operations:
Net investment income (loss)	—	(0.03)	0.09	0.14	0.17
Net realized and unrealized gains (losses) on investments	1.61	0.64	(0.30)	0.38	0.64
Total from investment operations	1.61	0.61	(0.21)	0.52	0.81
Distributions from:
Net investment income	—	(—)(B)	(0.11)	(0.16)	(0.17)
Realized capital gains	—	(1.69)	(0.77)	(0.18)	—
Total distributions	—	(1.69)	(0.88)	(0.34)	(0.17)
Net asset value at end of period	$9.01	$7.40	$8.48	$9.57	$9.39
Total return(A)	21.76%	7.35%	(1.61%)	5.62%	9.42%
Ratios and supplemental data:
Net assets at end of period (000's)	$2,727	$4,066	$10,691	$19,455	$22,324
Ratio to average net assets:
Net expenses	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.56%	2.56%	2.16%	2.07%	2.05%
Net investment income (loss)	0.28%	(0.10%)	1.05%	1.41%	1.94%
Portfolio turnover rate	52%	80%	123%	68%	39%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Less than $0.005 per share.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone International ESG Equity Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$7.43	$8.47	$9.55	$9.38	$8.75
Income (loss) from investment operations:
Net investment income	0.10	0.07	0.18	0.23	0.26
Net realized and unrealized gains (losses) on investments	1.61	0.61	(0.30)	0.37	0.63
Total from investment operations	1.71	0.68	(0.12)	0.60	0.89
Distributions from:
Net investment income	(0.05)	(0.03)	(0.19)	(0.25)	(0.26)
Realized capital gains	—	(1.69)	(0.77)	(0.18)	—
Total distributions	(0.05)	(1.72)	(0.96)	(0.43)	(0.26)
Net asset value at end of period	$9.09	$7.43	$8.47	$9.55	$9.38
Total return	23.07%	8.32%	(0.57%)	6.59%	10.41%
Ratios and supplemental data:
Net assets at end of period (000's)	$20,434	$11,550	$16,554	$56,185	$75,763
Ratio to average net assets:
Net expenses	0.90%	0.90%	0.95%	0.95%	0.95%
Gross expenses	1.34%	1.49%	1.09%	0.99%	1.00%
Net investment income	1.33%	0.95%	2.17%	2.41%	2.94%
Portfolio turnover rate	52%	80%	123%	68%	39%
Touchstone International ESG Equity Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,		Period Ended September 30, 2019(A)
	2021	2020
Net asset value at beginning of period	$7.43	$8.48	$8.05(B)
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.07	(0.01)
Net realized and unrealized gains on investments	1.60	0.60	0.45
Total from investment operations	1.72	0.67	0.44
Distributions from:
Net investment income	(0.05)	(0.03)	(0.01)
Realized capital gains	—	(1.69)	—
Total distributions	(0.05)	(1.72)	(0.01)
Net asset value at end of period	$9.10	$7.43	$8.48
Total return	23.21%	8.30%	5.46%(C)
Ratios and supplemental data:
Net assets at end of period (000's)	$4	$3	$3
Ratio to average net assets:
Net expenses	0.89%	0.89%	0.89%(D)
Gross expenses	255.65%	314.41%	2,643.52%(D)
Net investment income (loss)	1.34%	0.96%	(0.97%)(D)
Portfolio turnover rate	52%	80%	123%(C)
(A)	Represents the period from commencement of operations (November 16, 2018) through September 30, 2019.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on August 23, 2019.
(C)	Not annualized.
(D)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$39.04	$38.87	$34.99	$30.50	$25.91
Income (loss) from investment operations:
Net investment income (loss)	(0.07)(A)	0.03(A)	0.05	0.01(A)	(0.02)(A)
Net realized and unrealized gains on investments	8.33	1.27	5.00	4.79	4.69
Total from investment operations	8.26	1.30	5.05	4.80	4.67
Distributions from:
Net investment income	(0.13)	(0.24)	(0.02)	—	(0.08)
Realized capital gains	(0.70)	(0.89)	(1.15)	(0.31)	—
Total distributions	(0.83)	(1.13)	(1.17)	(0.31)	(0.08)
Net asset value at end of period	$46.47	$39.04	$38.87	$34.99	$30.50
Total return(B)	21.34%	3.32%	15.34%	15.83%	18.08%
Ratios and supplemental data:
Net assets at end of period (000's)	$137,477	$103,964	$61,772	$36,824	$34,761
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.22%	1.21%	1.23%	1.24%	1.24%
Gross expenses (including liquidity provider expenses)(D)	1.23%	1.29%	1.36%	1.35%	1.36%
Net investment income (loss)	(0.15%)	0.08%	0.19%	0.04%	(0.09%)
Portfolio turnover rate	21%(E)	18%	25%	46%	19%
Touchstone Mid Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$36.38	$36.34	$33.01	$29.02	$24.76
Income (loss) from investment operations:
Net investment loss	(0.36)(A)	(0.23)(A)	(0.17)	(0.22)(A)	(0.22)(A)
Net realized and unrealized gains on investments	7.74	1.16	4.65	4.52	4.48
Total from investment operations	7.38	0.93	4.48	4.30	4.26
Distributions from:
Net investment income	(0.06)	—	—	—	—
Realized capital gains	(0.70)	(0.89)	(1.15)	(0.31)	—
Total distributions	(0.76)	—	—	—	—
Net asset value at end of period	$43.00	$36.38	$36.34	$33.01	$29.02
Total return(B)	20.47%	2.54%	14.48%	14.91%	17.21%
Ratios and supplemental data:
Net assets at end of period (000's)	$90,388	$78,959	$66,855	$56,274	$57,224
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.93%	1.96%	1.98%	1.99%	1.99%
Gross expenses (including liquidity provider expenses)(D)	1.93%	2.00%	2.07%	2.08%	2.11%
Net investment loss	(0.86%)	(0.67%)	(0.56%)	(0.71%)	(0.84%)
Portfolio turnover rate	21%(E)	18%	25%	46%	19%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.21% and for Class C was 1.92% for the year ended September 30, 2021.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.22% and for Class C was 1.92% for the year ended September 30, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$39.55	$39.33	$35.33	$30.77	$26.14
Income (loss) from investment operations:
Net investment income	0.05(A)	0.12(A)	0.14	0.10(A)	0.05(A)
Net realized and unrealized gains on investments	8.44	1.28	5.05	4.82	4.74
Total from investment operations	8.49	1.40	5.19	4.92	4.79
Distributions from:
Net investment income	(0.16)	(0.29)	(0.04)	(0.05)	(0.16)
Realized capital gains	(0.70)	(0.89)	(1.15)	(0.31)	—
Total distributions	(0.86)	(1.18)	(1.19)	(0.36)	(0.16)
Net asset value at end of period	$47.18	$39.55	$39.33	$35.33	$30.77
Total return	21.64%	3.57%	15.62%	16.09%	18.40%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,258,367	$2,443,232	$1,194,001	$712,578	$551,794
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.97%(C)	0.96%	0.98%	0.99%	0.99%
Gross expenses (including liquidity provider expenses)(D)	0.93%	1.00%	1.07%	1.05%	1.08%
Net investment income	0.10%	0.33%	0.44%	0.29%	0.16%
Portfolio turnover rate	21%(E)	18%	25%	46%	19%
Touchstone Mid Cap Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$38.75	$38.62	$34.78	$30.32	$25.75
Income (loss) from investment operations:
Net investment income (loss)	(—)(A)(F)	0.03(A)	0.05	0.01(A)	(0.02)(A)
Net realized and unrealized gains on investments	8.20	1.25	4.96	4.76	4.67
Total from investment operations	8.20	1.28	5.01	4.77	4.65
Distributions from:
Net investment income	(0.13)	(0.26)	(0.02)	—	(0.08)
Realized capital gains	(0.70)	(0.89)	(1.15)	(0.31)	—
Total distributions	(0.83)	(1.15)	(1.17)	(0.31)	(0.08)
Net asset value at end of period	$46.12	$38.75	$38.62	$34.78	$30.32
Total return	21.33%	3.30%	15.32%	15.83%	18.08%
Ratios and supplemental data:
Net assets at end of period (000's)	$54,368	$77,184	$61,657	$20,464	$19,312
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.22%	1.21%	1.22%	1.24%	1.24%
Gross expenses (including liquidity provider expenses)(D)	1.25%	1.30%	1.37%	1.40%	1.44%
Net investment income (loss)	(0.15%)	0.08%	0.19%	0.04%	(0.09%)
Portfolio turnover rate	21%(E)	18%	25%	46%	19%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.96% and for Class Z was 1.21% for the year ended September 30, 2021.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 0.92% and for Class Z was 1.24% for the year ended September 30, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Less than $0.005 per share.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$39.64	$39.41	$35.38	$30.81	$26.18
Income (loss) from investment operations:
Net investment income	0.10(A)	0.15(A)	0.15	0.12(A)	0.07(A)
Net realized and unrealized gains on investments	8.46	1.29	5.08	4.83	4.74
Total from investment operations	8.56	1.44	5.23	4.95	4.81
Distributions from:
Net investment income	(0.16)	(0.32)	(0.05)	(0.07)	(0.18)
Realized capital gains	(0.70)	(0.89)	(1.15)	(0.31)	—
Total distributions	(0.86)	(1.21)	(1.20)	(0.38)	(0.18)
Net asset value at end of period	$47.34	$39.64	$39.41	$35.38	$30.81
Total return	21.80%	3.64%	15.71%	16.18%	18.50%
Ratios and supplemental data:
Net assets at end of period (000's)	$676,846	$1,142,677	$245,418	$129,284	$113,867
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.85%(C)	0.89%(C)	0.91%	0.92%	0.92%
Gross expenses (including liquidity provider expenses)(D)	0.84%	0.89%	0.97%	0.97%	0.98%
Net investment income	0.22%	0.40%	0.51%	0.36%	0.23%
Portfolio turnover rate	21%(E)	18%	25%	46%	19%
Touchstone Mid Cap Fund—Class R6
Selected Data for a Share Outstanding Throughout The Period
Period Ended September 30, 2021(F)

Net asset value at beginning of period	$45.92
Income (loss) from investment operations:
Net investment income	0.07(A)
Net realized and unrealized gains on investments	1.36
Total from investment operations	1.43
Net asset value at end of period	$47.35
Total return	3.11%(G)
Ratios and supplemental data:
Net assets at end of period (000's)	$612,500
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.80%(H)
Gross expenses (including liquidity provider expenses)(D)	0.82%(H)
Net investment income	0.27%(H)
Portfolio turnover rate	21%(E)(G)
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.84% and for Class R6 was 0.79% for the year ended September 30, 2021.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.83% and for Class R6 was 0.81% for the year ended September 30, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Represents the period from commencement of operations (February 22, 2021) through September 30, 2021.
(G)	Not annualized.
(H)	Annualized.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.71	$17.91	$18.71	$19.36	$17.49
Income (loss) from investment operations:
Net investment income	0.01(A)	0.09	0.12	0.07	0.04
Net realized and unrealized gains (losses) on investments	6.93	(1.20)	(0.06)	0.48	2.47
Total from investment operations	6.94	(1.11)	0.06	0.55	2.51
Distributions from:
Net investment income	(0.03)	(0.09)	(0.10)	(0.06)	(0.03)
Realized capital gains	—	—	(0.76)	(1.14)	(0.61)
Total distributions	(0.03)	(0.09)	(0.86)	(1.20)	(0.64)
Net asset value at end of period	$23.62	$16.71	$17.91	$18.71	$19.36
Total return(B)	41.59%	(6.20%)	0.81%	2.80%	14.62%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,605	$9,864	$10,866	$17,217	$21,001
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.23%	1.22%	1.22%	1.25%	1.27%
Gross expenses (including liquidity provider expenses)(D)	1.55%	1.59%	1.53%	1.48%	1.47%
Net investment income	0.06%	0.50%	0.59%	0.32%	0.19%
Portfolio turnover rate	33%(E)	37%	34%	31%	43%
Touchstone Mid Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.17	$17.37	$18.20	$18.94	$17.23
Income (loss) from investment operations:
Net investment loss	(0.15)(A)	(0.24)	(0.12)	(0.13)	(0.06)
Net realized and unrealized gains (losses) on investments	6.71	(0.96)	0.05	0.53	2.38
Total from investment operations	6.56	(1.20)	(0.07)	0.40	2.32
Distributions from:
Realized capital gains	—	—	(0.76)	(1.14)	(0.61)
Net asset value at end of period	$22.73	$16.17	$17.37	$18.20	$18.94
Total return(B)	40.57%	(6.91%)	0.06%	2.04%	13.78%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,167	$3,296	$5,378	$7,755	$10,758
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.98%	1.97%	1.97%	2.01%	2.02%
Gross expenses (including liquidity provider expenses)(D)	2.36%	2.57%	2.40%	2.31%	2.33%
Net investment loss	(0.69%)	(0.25%)	(0.17%)	(0.43%)	(0.56%)
Portfolio turnover rate	33%(E)	37%	34%	31%	43%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.22% and for Class C was 1.97% for the year ended September 30, 2021.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.54% and for Class C was 2.35% for the year ended September 30, 2021.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Mid Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.78	$17.99	$18.79	$19.45	$17.57
Income (loss) from investment operations:
Net investment income	0.07(A)	0.12	0.14	0.11	0.08
Net realized and unrealized gains (losses) on investments	6.96	(1.20)	(0.04)	0.48	2.49
Total from investment operations	7.03	(1.08)	0.10	0.59	2.57
Distributions from:
Net investment income	(0.06)	(0.13)	(0.14)	(0.11)	(0.08)
Realized capital gains	—	—	(0.76)	(1.14)	(0.61)
Total distributions	(0.06)	(0.13)	(0.90)	(1.25)	(0.69)
Net asset value at end of period	$23.75	$16.78	$17.99	$18.79	$19.45
Total return	41.97%	(5.97%)	1.08%	3.00%	14.91%
Ratios and supplemental data:
Net assets at end of period (000's)	$400,865	$299,596	$286,407	$337,247	$322,979
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.98%	0.97%	0.97%	1.00%	1.02%
Gross expenses (including liquidity provider expenses)(C)	1.16%	1.22%	1.19%	1.05%	1.10%
Net investment income	0.31%	0.75%	0.84%	0.57%	0.43%
Portfolio turnover rate	33%(D)	37%	34%	31%	43%
Touchstone Mid Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$16.87	$18.09	$18.89	$19.54	$17.64
Income (loss) from investment operations:
Net investment income	0.10(A)	0.15	0.17	0.12	0.09
Net realized and unrealized gains (losses) on investments	7.00	(1.22)	(0.04)	0.50	2.52
Total from investment operations	7.10	(1.07)	0.13	0.62	2.61
Distributions from:
Net investment income	(0.09)	(0.15)	(0.17)	(0.13)	(0.10)
Realized capital gains	—	—	(0.76)	(1.14)	(0.61)
Total distributions	(0.09)	(0.15)	(0.93)	(1.27)	(0.71)
Net asset value at end of period	$23.88	$16.87	$18.09	$18.89	$19.54
Total return	42.16%	(5.86%)	1.20%	3.17%	15.04%
Ratios and supplemental data:
Net assets at end of period (000's)	$456,557	$370,247	$453,198	$431,412	$334,083
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.85%	0.84%	0.84%	0.87%	0.89%
Gross expenses (including liquidity provider expenses)(C)	0.97%	0.98%	0.97%	0.99%	1.01%
Net investment income	0.44%	0.88%	0.97%	0.70%	0.57%
Portfolio turnover rate	33%(D)	37%	34%	31%	43%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.97% and for Institutional Class was 0.84% for the year ended September 30, 2021.
(C)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 1.15% and for Institutional Class was 0.96% for the year ended September 30, 2021.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Select Growth Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.22	$13.12	$17.73	$16.58	$16.14
Income (loss) from investment operations:
Net investment loss	(0.19)(A)	(0.11)(A)	(0.06)	(0.21)	(0.34)
Net realized and unrealized gains (losses) on investments	5.43	6.58	(0.72)	4.72	2.94
Total from investment operations	5.24	6.47	(0.78)	4.51	2.60
Distributions from:
Realized capital gains	(1.85)	(2.37)	(3.83)	(3.36)	(2.16)
Net asset value at end of period	$20.61	$17.22	$13.12	$17.73	$16.58
Total return(B)	32.30%	58.43%	(1.75%)	33.03%	19.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$841,243	$163,697	$89,299	$97,583	$89,860
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.06%(D)	1.25%(D)	1.44%	1.43%	1.23%
Gross expenses (including liquidity provider expenses)(E)	1.06%	1.24%	1.44%	1.43%	1.25%
Net investment loss	(0.96%)	(0.85%)	(1.23%)	(1.28%)	(0.95%)
Portfolio turnover rate	35%(F)(G)	41%(F)	25%(F)	21%(F)	22%
Touchstone Sands Capital Select Growth Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$14.57	$11.52	$16.20	$15.51	$15.36
Income (loss) from investment operations:
Net investment loss	(0.28)(A)	(0.18)(A)	(0.51)	(0.24)	(0.79)
Net realized and unrealized gains (losses) on investments	4.51	5.60	(0.34)	4.29	3.10
Total from investment operations	4.23	5.42	(0.85)	4.05	2.31
Distributions from:
Realized capital gains	(1.85)	(2.37)	(3.83)	(3.36)	(2.16)
Net asset value at end of period	$16.95	$14.57	$11.52	$16.20	$15.51
Total return(B)	31.14%	57.27%	(2.44%)	32.11%	18.77%
Ratios and supplemental data:
Net assets at end of period (000's)	$75,082	$36,065	$50,079	$80,444	$73,516
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.86%	2.01%	2.19%	2.18%	1.98%
Gross expenses (including liquidity provider expenses)(E)	1.87%	2.04%	2.21%	2.19%	2.01%
Net investment loss	(1.75%)	(1.56%)	(1.98%)	(2.03%)	(1.70%)
Portfolio turnover rate	35%(F)(G)	41%(F)	25%(F)	21%(F)	22%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A were 1.04%, 1.22%, 1.40% and 1.42% and for Class C were 1.84%, 1.98%, 2.15% and 2.17% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(D)	Net expenses include amounts recouped by the Advisor.
(E)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A were 1.04%, 1.21%, 1.40% and 1.42% and for Class C were 1.85%, 2.01%, 2.17% and 2.18% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(F)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(G)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Select Growth Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$18.89	$14.14	$18.73	$17.29	$16.70
Income (loss) from investment operations:
Net investment loss	(0.16)(A)	(0.09)(A)	(0.14)	(0.18)	(0.10)
Net realized and unrealized gains (losses) on investments	5.98	7.21	(0.62)	4.98	2.85
Total from investment operations	5.82	7.12	(0.76)	4.80	2.75
Distributions from:
Realized capital gains	(1.85)	(2.37)	(3.83)	(3.36)	(2.16)
Net asset value at end of period	$22.86	$18.89	$14.14	$18.73	$17.29
Total return	32.53%	58.86%	(1.45%)	33.36%	19.89%
Ratios and supplemental data:
Net assets at end of period (000's)	$1,784,643	$1,565,333	$1,089,979	$1,556,324	$1,775,755
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	0.85%	1.00%(C)	1.19%(C)	1.18%(C)	0.98%
Gross expenses (including liquidity provider expenses)(D)	0.85%	0.99%	1.18%	1.17%	0.99%
Net investment loss	(0.74%)	(0.58%)	(0.98%)	(1.03%)	(0.70%)
Portfolio turnover rate	35%(E)(F)	41%(E)	25%(E)	21%(E)	22%
Touchstone Sands Capital Select Growth Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$17.25	$13.14	$17.75	$16.58	$16.15
Income (loss) from investment operations:
Net investment income (loss)	(0.20)(A)	(0.11)(A)	(0.17)	(0.20)	(0.32)
Net realized and unrealized gains (losses) on investments	5.43	6.59	(0.61)	4.73	2.91
Total from investment operations	5.23	6.48	(0.78)	4.53	2.59
Distributions from:
Realized capital gains	(1.85)	(2.37)	(3.83)	(3.36)	(2.16)
Net asset value at end of period	$20.63	$17.25	$13.14	$17.75	$16.58
Total return	32.17%	58.42%	(1.69%)	33.10%	19.62%
Ratios and supplemental data:
Net assets at end of period (000's)	$570,206	$491,741	$458,996	$611,071	$556,651
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(B)	1.16%(C)	1.24%	1.43%	1.42%	1.22%
Gross expenses (including liquidity provider expenses)(D)	1.16%	1.31%	1.49%	1.47%	1.28%
Net investment income (loss)	(1.05%)	(0.82%)	(1.22%)	(1.27%)	(0.94%)
Portfolio turnover rate	35%(E)(F)	41%(E)	25%(E)	21%(E)	22%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y were 0.83%, 0.97%, 1.15% and 1.17% and for Class Z were 1.14%, 1.21%, 1.39% and 1.41% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(C)	Net expenses include amounts recouped by the Advisor.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y were 0.83%, 0.96%, 1.14% and 1.16% and for Class Z were 1.14%, 1.28%, 1.45% and 1.46% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(F)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Sands Capital Select Growth Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30, 2021	Period Ended September 30, 2020(A)

Net asset value at beginning of period	$18.89	$19.81(B)
Income (loss) from investment operations:
Net investment loss	(0.15)(C)	(0.01)(C)
Net realized and unrealized gains (losses) on investments	5.99	(0.91)
Total from investment operations	5.84	(0.92)
Distributions from:
Realized capital gains	(1.85)	—
Net asset value at end of period	$22.88	$18.89
Total return	32.65%	(4.64%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$2,582,030	$2
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.79%(F)	0.81%(G)
Gross expenses (including liquidity provider expenses)(H)	0.79%	1,344.66%(G)
Net investment loss	(0.69%)	(0.81%)(G)
Portfolio turnover rate	35%(I)(J)	41%(I)
Touchstone Sands Capital Select Growth Fund—Class R6
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30, 2021	Period Ended September 30, 2020(A)

Net asset value at beginning of period	$18.89	$19.81(B)
Income (loss) from investment operations:
Net investment loss	(0.14)(C)	(0.01)(C)
Net realized and unrealized gains (losses) on investments	5.98	(0.91)
Total from investment operations	5.84	(0.92)
Distributions from:
Realized capital gains	(1.85)	—
Net asset value at end of period	$22.88	$18.89
Total return	32.65%	(4.64%)(D)
Ratios and supplemental data:
Net assets at end of period (000's)	$498,994	$2
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	0.74%	0.75%(G)
Gross expenses (including liquidity provider expenses)(H)	0.75%	3.55%(G)
Net investment loss	(0.65%)	(0.73%)(G)
Portfolio turnover rate	35%(I)(J)	41%(I)
(A)	Represents the period from commencement of operations (September 1, 2020) through September 30, 2020.
(B)	Net asset value at the beginning of period is based on the net asset value of Class Y shares on September 1, 2020.
(C)	The net investment income per share was based on average shares outstanding for the period.
(D)	Not annualized.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.77% and 0.78% and for Class R6 was 0.72% and 0.72% for the year ended September 30, 2021 and the period ended September 30, 2020, respectively.
(F)	Net expenses include amounts recouped by the Advisor.
(G)	Annualized.
(H)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Institutional Class was 0.77% and 1344.63% and for Class R6 was 0.73% and 3.52% for the year ended September 30, 2021 and the period ended September 30, 2020, respectively.
(I)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(J)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Sands Capital Institutional Growth Fund and the AIG Focused Growth Fund acquired on December 11, 2020 and July 16, 2021, respectively (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.29	$12.35	$16.24	$17.73	$16.24
Income (loss) from investment operations:
Net investment income	0.05(A)	0.01(A)	—(B)	0.32(A)(C)	0.02
Net realized and unrealized gains (losses) on investments	3.91	(0.98)	(0.49)	1.52	1.47
Total from investment operations	3.96	(0.97)	(0.49)	1.84	1.49
Distributions from:
Net investment income	—	—	—	(0.34)	—
Realized capital gains	(0.20)	(1.09)	(3.40)	(2.99)	—
Total distributions	(0.20)	(1.09)	(3.40)	(3.33)	—
Net asset value at end of period	$14.05	$10.29	$12.35	$16.24	$17.73
Total return(D)	38.68%	(8.92%)	0.22%	12.14%	9.17%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,266	$4,313	$3,750	$8,142	$12,461
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	1.27%	1.27%	1.39%	1.39%	1.38%
Gross expenses (including liquidity provider expenses)(F)	1.78%	2.09%	2.01%	1.65%	1.52%
Net investment income	0.39%	0.08%	0.02%	1.99%(C)	—(B)
Portfolio turnover rate	33%(G)	22%(G)	17%(G)	29%(G)	18%
Touchstone Small Cap Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.38	$11.41	$15.40	$16.94	$15.63
Income (loss) from investment operations:
Net investment income (loss)	(0.04)(A)	(0.07)(A)	(0.10)	0.19(A)(C)	(0.31)
Net realized and unrealized gains (losses) on investments	3.55	(0.87)	(0.49)	1.45	1.62
Total from investment operations	3.51	(0.94)	(0.59)	1.64	1.31
Distributions from:
Net investment income	—	—	—	(0.19)	—
Realized capital gains	(0.20)	(1.09)	(3.40)	(2.99)	—
Total distributions	(0.20)	(1.09)	(3.40)	(3.18)	—
Net asset value at end of period	$12.69	$9.38	$11.41	$15.40	$16.94
Total return(D)	37.62%	(9.43%)	(0.58%)	11.33%	8.38%
Ratios and supplemental data:
Net assets at end of period (000's)	$197	$295	$3,356	$6,299	$9,266
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(E)	2.02%	2.02%	2.14%	2.14%	2.13%
Gross expenses (including liquidity provider expenses)(F)	4.51%	3.10%	2.64%	2.40%	2.28%
Net investment income (loss)	(0.36%)	(0.68%)	(0.73%)	1.24%(C)	(0.75%)
Portfolio turnover rate	33%(G)	22%(G)	17%(G)	29%(G)	18%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share or 0.005%.
(C)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company's conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class A by $0.34 and 2.10% and Class C by $0.32 and 2.10%, respectively.
(D)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(E)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class A was 1.24%, 1.24%, 1.34% and 1.38% and for Class C was 1.99%, 1.99%, 2.09% and 2.13% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(F)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class A was 1.75%, 2.06%, 1.96% and 1.64% and for Class C was 4.48%, 3.07%, 2.59% and 2.39% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(G)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.52	$12.59	$16.45	$17.94	$16.44
Income (loss) from investment operations:
Net investment income	0.09(A)	0.04(A)	0.04	0.37(A)(B)	0.05
Net realized and unrealized gains (losses) on investments	3.98	(1.00)	(0.50)	1.53	1.50
Total from investment operations	4.07	(0.96)	(0.46)	1.90	1.55
Distributions from:
Net investment income	(0.11)	(0.02)	—	(0.40)	(0.05)
Realized capital gains	(0.20)	(1.09)	(3.40)	(2.99)	—
Total distributions	(0.31)	(1.11)	(3.40)	(3.39)	(0.05)
Net asset value at end of period	$14.28	$10.52	$12.59	$16.45	$17.94
Total return	39.02%	(8.65%)	0.44%	12.44%	9.46%
Ratios and supplemental data:
Net assets at end of period (000's)	$49,842	$35,573	$34,709	$51,218	$84,954
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	1.02%	1.02%	1.14%	1.14%	1.13%
Gross expenses (including liquidity provider expenses)(D)	1.25%	1.32%	1.31%	1.17%	1.15%
Net investment income	0.64%	0.33%	0.27%	2.24%(B)	0.25%
Portfolio turnover rate	33%(E)	22%(E)	17%(E)	29%(E)	18%
Touchstone Small Cap Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$10.49	$12.55	$16.40	$17.93	$16.43
Income (loss) from investment operations:
Net investment income	0.10(A)	0.04(A)	0.06	0.38(A)(B)	0.16
Net realized and unrealized gains (losses) on investments	3.97	(0.97)	(0.51)	1.53	1.41
Total from investment operations	4.07	(0.93)	(0.45)	1.91	1.57
Distributions from:
Net investment income	(0.13)	(0.04)	—	(0.45)	(0.07)
Realized capital gains	(0.20)	(1.09)	(3.40)	(2.99)	—
Total distributions	(0.33)	(1.13)	(3.40)	(3.44)	(0.07)
Net asset value at end of period	$14.23	$10.49	$12.55	$16.40	$17.93
Total return	39.13%	(8.57%)	0.54%	12.52%	9.57%
Ratios and supplemental data:
Net assets at end of period (000's)	$39,656	$33,201	$36,691	$93,636	$122,876
Ratio to average net assets:
Net expenses (including liquidity provider expenses)(C)	0.94%	0.94%	1.06%	1.06%	1.05%
Gross expenses (including liquidity provider expenses)(D)	1.16%	1.21%	1.20%	1.10%	1.05%
Net investment income	0.72%	0.41%	0.35%	2.32%(B)	0.34%
Portfolio turnover rate	33%(E)	22%(E)	17%(E)	29%(E)	18%
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Includes impact of special dividend from Alexander & Baldwin Inc. in January, 2018 as part of the company’s conversion to a real estate investment trust. This special dividend enhanced the net investment income per share and ratio of net investment income for Class Y and Institutional Class by $0.34 and 2.10%, respectively.
(C)	The ratio of net expenses to average net assets excluding liquidity provider expenses for Class Y was 0.99%, 0.99%, 1.09% and 1.13% and for Institutional Class was 0.91%, 0.91%, 1.01% and 1.05% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(D)	The ratio of gross expenses to average net assets excluding liquidity provider expenses for Class Y was 1.22%, 1.29%, 1.26% and 1.16% and for Institutional Class was 1.13%, 1.18%, 1.15% and 1.09% for the years ended September 30, 2021, 2020, 2019 and 2018, respectively.
(E)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Value Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.63	$24.00	$27.91	$26.06	$22.20
Income (loss) from investment operations:
Net investment income (loss)	(—)(A)	0.03(A)	0.11	0.02	0.03
Net realized and unrealized gains (losses) on investments	11.98	(3.34)	(2.29)	1.83	3.85
Total from investment operations	11.98	(3.31)	(2.18)	1.85	3.88
Distributions from:
Net investment income	(0.08)	(0.04)	(0.03)	—(B)	(0.02)
Realized capital gains	—	—	(1.70)	—	—
Return of capital	(0.04)	(0.02)	—	—	—
Total distributions	(0.12)	(0.06)	(1.73)	—(B)	(0.02)
Net asset value at end of period	$32.49	$20.63	$24.00	$27.91	$26.06
Total return(C)	57.95%	(13.83%)	(7.37%)	7.12%	17.46%
Ratios and supplemental data:
Net assets at end of period (000's)	$24,620	$16,552	$24,389	$83,139	$76,884
Ratio to average net assets:
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Gross expenses	1.55%	1.58%	1.68%	1.75%	1.83%
Net investment income (loss)	(0.02%)	0.12%	0.19%	0.09%	0.07%
Portfolio turnover rate	29%	41%	28%	49%(D)(E)	63%(D)
Touchstone Small Cap Value Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$19.84	$23.21	$27.22	$25.60	$21.95
Income (loss) from investment operations:
Net investment loss	(0.22)(A)	(0.13)(A)	(0.41)	(0.11)	(0.22)
Net realized and unrealized gains (losses) on investments	11.50	(3.22)	(1.90)	1.73	3.87
Total from investment operations	11.28	(3.35)	(2.31)	1.62	3.65
Distributions from:
Net investment income	(0.04)	(0.02)	—	—	—
Realized capital gains	—	—	(1.70)	—	—
Return of capital	(0.02)	—(B)	—	—	—
Total distributions	(0.06)	(0.02)	(1.70)	—	—
Net asset value at end of period	$31.06	$19.84	$23.21	$27.22	$25.60
Total return(C)	56.81%	(14.46%)	(8.07%)	6.29%	16.63%
Ratios and supplemental data:
Net assets at end of period (000's)	$562	$453	$788	$1,433	$1,223
Ratio to average net assets:
Net expenses	2.13%	2.13%	2.13%	2.13%	2.13%
Gross expenses	3.71%	4.50%	3.57%	3.66%	3.69%
Net investment loss	(0.77%)	(0.63%)	(0.56%)	(0.66%)	(0.68%)
Portfolio turnover rate	29%	41%	28%	49%(D)(E)	63%(D)
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Less than $0.005 per share.
(C)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(D)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(E)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Small Cap Value Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.67	$24.05	$27.96	$26.14	$22.24
Income (loss) from investment operations:
Net investment income	0.07(A)	0.08(A)	0.10	0.15	0.06
Net realized and unrealized gains (losses) on investments	12.01	(3.34)	(2.23)	1.78	3.88
Total from investment operations	12.08	(3.26)	(2.13)	1.93	3.94
Distributions from:
Net investment income	(0.09)	(0.09)	(0.08)	(0.11)	(0.04)
Realized capital gains	—	—	(1.70)	—	—
Return of capital	(0.05)	(0.03)	—	—	—
Total distributions	(0.14)	(0.12)	(1.78)	(0.11)	(0.04)
Net asset value at end of period	$32.61	$20.67	$24.05	$27.96	$26.14
Total return	58.32%	(13.60%)	(7.16%)	7.41%	17.80%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,793	$28,435	$24,921	$41,365	$2,829
Ratio to average net assets:
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Gross expenses	1.26%	1.31%	1.30%	1.71%	1.95%
Net investment income	0.23%	0.37%	0.44%	0.34%	0.32%
Portfolio turnover rate	29%	41%	28%	49%(B)(C)	63%(B)
Touchstone Small Cap Value Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$20.68	$24.04	$27.94	$26.14	$22.22
Income (loss) from investment operations:
Net investment income (loss)	0.11(A)	0.12(A)	0.18	0.28	(0.06)
Net realized and unrealized gains (losses) on investments	12.03	(3.33)	(2.27)	1.69	4.04
Total from investment operations	12.14	(3.21)	(2.09)	1.97	3.98
Distributions from:
Net investment income	(0.10)	(0.11)	(0.11)	(0.17)	(0.06)
Realized capital gains	—	—	(1.70)	—	—
Return of capital	(0.05)	(0.04)	—	—	—
Total distributions	(0.15)	(0.15)	(1.81)	(0.17)	(0.06)
Net asset value at end of period	$32.67	$20.68	$24.04	$27.94	$26.14
Total return	58.59%	(13.42%)	(6.98%)	7.53%	17.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$9,176	$7,825	$40,104	$29,279	$7,699
Ratio to average net assets:
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%
Gross expenses	1.25%	1.19%	1.17%	1.27%	1.52%
Net investment income	0.38%	0.52%	0.59%	0.49%	0.47%
Portfolio turnover rate	29%	41%	28%	49%(B)(C)	63%(B)
(A)	The net investment income per share was based on average shares outstanding for the period.
(B)	Portfolio turnover excludes securities delivered from processing redemptions-in-kind.
(C)	Portfolio turnover excludes the purchases and sales of securities by the Touchstone Small Cap Value Opportunities Fund acquired on September 21, 2018. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ultra Short Duration Fixed Income Fund—Class A
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.23	$9.29	$9.25	$9.29	$9.32
Income (loss) from investment operations:
Net investment income	0.04	0.18	0.23	0.16	0.13
Net realized and unrealized gains (losses) on investments	0.02	(0.06)	0.04	(0.01)	(0.02)
Total from investment operations	0.06	0.12	0.27	0.15	0.11
Distributions from:
Net investment income	(0.08)	(0.18)	(0.23)	(0.19)	(0.14)
Net asset value at end of period	$9.21	$9.23	$9.29	$9.25	$9.29
Total return(A)	0.67%	1.32%	2.95%	1.50%	1.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$144,172	$124,233	$71,684	$76,623	$14,080
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Gross expenses	0.74%	0.80%	0.80%	0.81%	0.90%
Net investment income	0.40%	1.84%	2.43%	1.88%	1.40%
Portfolio turnover rate	113%	72%	91%	143%(B)	136%
Touchstone Ultra Short Duration Fixed Income Fund—Class C
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.24	$9.29	$9.25	$9.29	$9.32
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.12	0.18	0.13	0.08
Net realized and unrealized gains (losses) on investments	0.02	(0.04)	0.04	(0.03)	(0.02)
Total from investment operations	0.01	0.08	0.22	0.10	0.06
Distributions from:
Net investment income	(0.04)	(0.13)	(0.18)	(0.14)	(0.09)
Net asset value at end of period	$9.21	$9.24	$9.29	$9.25	$9.29
Total return(A)	0.07%	0.93%	2.45%	1.00%	0.77%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,249	$5,276	$4,225	$4,492	$5,704
Ratio to average net assets:
Net expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Gross expenses	1.47%	1.60%	1.71%	1.67%	1.56%
Net investment income (loss)	(0.10%)	1.33%	1.93%	1.38%	0.90%
Portfolio turnover rate	113%	72%	91%	143%(B)	136%
(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.
(B)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ultra Short Duration Fixed Income Fund—Class S
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,			Period Ended September 30, 2018(A)
	2021	2020	2019
Net asset value at beginning of period	$9.23	$9.28	$9.25	$9.29
Income (loss) from investment operations:
Net investment income	0.01	0.12	0.21	0.13
Net realized and unrealized gains (losses) on investments	0.03	(0.01)	0.03	(0.02)
Total from investment operations	0.04	0.11	0.24	0.11
Distributions from:
Net investment income	(0.06)	(0.16)	(0.21)	(0.15)
Net asset value at end of period	$9.21	$9.23	$9.28	$9.25
Total return	0.42%	1.18%	2.59%	1.24%(B)
Ratios and supplemental data:
Net assets at end of period (000's)	$52,456	$61,464	$135,565	$141,918
Ratio to average net assets:
Net expenses	0.94%	0.94%	0.94%	0.94%(C)
Gross expenses	0.99%	0.99%	0.99%	0.99%(C)
Net investment income	0.15%	1.58%	2.18%	1.63%(C)
Portfolio turnover rate	113%	72%	91%	143%(D)
Touchstone Ultra Short Duration Fixed Income Fund—Class Y
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.23	$9.29	$9.25	$9.29	$9.32
Income (loss) from investment operations:
Net investment income	0.06	0.19	0.25	0.20	0.15
Net realized and unrealized gains (losses) on investments	0.03	(0.05)	0.04	(0.03)	(0.02)
Total from investment operations	0.09	0.14	0.29	0.17	0.13
Distributions from:
Net investment income	(0.11)	(0.20)	(0.25)	(0.21)	(0.16)
Net asset value at end of period	$9.21	$9.23	$9.29	$9.25	$9.29
Total return	0.92%	1.57%	3.21%	1.75%	1.55%
Ratios and supplemental data:
Net assets at end of period (000's)	$296,363	$292,708	$305,997	$262,571	$260,830
Ratio to average net assets:
Net expenses	0.44%	0.44%	0.44%	0.44%	0.44%
Gross expenses	0.50%	0.51%	0.51%	0.50%	0.51%
Net investment income	0.65%	2.09%	2.68%	2.13%	1.65%
Portfolio turnover rate	113%	72%	91%	143%(D)	136%
(A)	Represents the period from commencement of operations (October 27, 2017) through September 30, 2018.
(B)	Not annualized.
(C)	Annualized.
(D)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Financial Highlights (Continued)
Touchstone Ultra Short Duration Fixed Income Fund—Class Z
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.23	$9.29	$9.25	$9.29	$9.32
Income (loss) from investment operations:
Net investment income	0.03	0.17	0.23	0.18	0.13
Net realized and unrealized gains (losses) on investments	0.03	(0.05)	0.04	(0.03)	(0.02)
Total from investment operations	0.06	0.12	0.27	0.15	0.11
Distributions from:
Net investment income	(0.08)	(0.18)	(0.23)	(0.19)	(0.14)
Net asset value at end of period	$9.21	$9.23	$9.29	$9.25	$9.29
Total return	0.68%	1.32%	2.95%	1.50%	1.29%
Ratios and supplemental data:
Net assets at end of period (000's)	$75,058	$86,018	$128,199	$163,898	$211,797
Ratio to average net assets:
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Gross expenses	0.78%	0.79%	0.77%	0.78%	0.78%
Net investment income	0.40%	1.83%	2.43%	1.88%	1.40%
Portfolio turnover rate	113%	72%	91%	143%(A)	136%
Touchstone Ultra Short Duration Fixed Income Fund—Institutional Class
Selected Data for a Share Outstanding Throughout Each Period
	Year Ended September 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of period	$9.22	$9.28	$9.25	$9.29	$9.32
Income (loss) from investment operations:
Net investment income	0.07	0.20	0.26	0.21	0.16
Net realized and unrealized gains (losses) on investments	0.02	(0.05)	0.03	(0.03)	(0.02)
Total from investment operations	0.09	0.15	0.29	0.18	0.14
Distributions from:
Net investment income	(0.11)	(0.21)	(0.26)	(0.22)	(0.17)
Net asset value at end of period	$9.20	$9.22	$9.28	$9.25	$9.29
Total return	0.98%	1.63%	3.17%	1.80%	1.60%
Ratios and supplemental data:
Net assets at end of period (000's)	$500,705	$417,011	$362,921	$275,561	$257,777
Ratio to average net assets:
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Gross expenses	0.45%	0.46%	0.46%	0.46%	0.45%
Net investment income	0.70%	2.13%	2.73%	2.18%	1.70%
Portfolio turnover rate	113%	72%	91%	143%(A)	136%
(A)	Portfolio turnover excludes the purchases and sales of securities by the Sentinel Low Duration Bond Fund acquired on October 27, 2017. If these transactions were included, portfolio turnover would have been higher.
See accompanying Notes to Financial Statements.

Notes to Financial Statements
September 30, 2021
1. Organization
The Touchstone Funds Group Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated October 25, 1993. The Trust consists of the following thirteen funds (individually, a “Fund,” and collectively, the “Funds”):
Touchstone Active Bond Fund ("Active Bond Fund”)
Touchstone Anti-Benchmark® International Core Equity Fund ("Anti-Benchmark® International Core Equity Fund”)
Touchstone Credit Opportunities Fund (formerly known as Touchstone Credit Opportunities II Fund) ("Credit Opportunities Fund”)
Touchstone Dividend Equity Fund ("Dividend Equity Fund”)
Touchstone High Yield Fund ("High Yield Fund”)
Touchstone Impact Bond Fund ("Impact Bond Fund”)
Touchstone International ESG Equity Fund ("International ESG Equity Fund”)
Touchstone Mid Cap Fund ("Mid Cap Fund”)
Touchstone Mid Cap Value Fund ("Mid Cap Value Fund”)
Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund”)
Touchstone Small Cap Fund ("Small Cap Fund”)
Touchstone Small Cap Value Fund ("Small Cap Value Fund”)
Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund”)
Each Fund is diversified, with the exception of the Credit Opportunities Fund, the Sands Capital Select Growth Fund and the Small Cap Fund, which are non-diversified.
The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The table below indicates the classes of shares that each Fund is registered to offer:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6
Active Bond Fund	X	X		X		X
Anti-Benchmark® International Core Equity Fund				X		X
Credit Opportunities Fund	X	X		X		X
Dividend Equity Fund	X	X		X		X	X
High Yield Fund	X	X		X		X
Impact Bond Fund	X	X		X		X
International ESG Equity Fund	X	X		X		X
Mid Cap Fund	X	X		X	X	X	X
Mid Cap Value Fund	X	X		X		X
Sands Capital Select Growth Fund	X	X		X	X	X	X
Small Cap Fund	X	X		X		X
Small Cap Value Fund	X	X		X		X
Ultra Short Duration Fixed Income Fund	X	X	X	X	X	X
The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.
2. Significant Accounting Policies
The following is a summary of the Funds’ significant accounting policies:
Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.
Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of

Notes to Financial Statements (Continued)
their portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:
•  Level 1 − quoted prices in active markets for identical securities
•  Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•  Level 3 − significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The aggregate value by input level, as of September 30, 2021, for each Fund’s investments, is included in each Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by geographic, portfolio or sector allocation. The Anti-Benchmark® International Core Equity Fund, the Credit Opportunities Fund, the High Yield Bond Fund and the Impact Bond Fund held Level 3 categorized securities during the year ended September 30, 2021. Refer to the Portfolio of Investments for a reconciliation of Level 3 holdings.
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options and futures are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the underlying funds and are categorized in Level 1.
Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others, and are generally categorized in Level 2. Investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds' valuation policies and procedures approved by the Funds' Board of Trustees (the “Board”), and are generally categorized in Level 2. Investments in asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche, and are generally categorized in Level 2. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.
Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available and are categorized in Level 2.
Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:
•  If the value of a security has been materially affected by events occurring before the Funds' pricing time but after the close of the primary markets on which the security is traded.
•  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds' NAV calculation.
•  If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.
•  If the validity of market quotations is not reliable.

Notes to Financial Statements (Continued)
Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board and are generally categorized in Level 3.
Bank Loans – The Active Bond Fund, Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London Interbank Offered Rate (“LIBOR”).
The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents fair value of the unfunded portion of the Fund’s bank loans.
As of September 30, 2021, the Credit Opportunities Fund had unfunded loan commitments of $1,250,602 and $1,188,072 for Medline Industries Inc., Bridge Loan and Medline Industries Inc., First Lien Bridge Loan, respectively.
Collateralized Loan Obligations — The Active Bond Fund, Credit Opportunities Fund and Ultra Short Duration Fixed Income Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is an entity that is backed by syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CLO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive higher ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETF shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.
Securities sold short — The Funds may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of September 30, 2021, the Credit Opportunities Fund had securities sold short as shown on the Portfolio of Investments.

Notes to Financial Statements (Continued)
Options — The Funds may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds’ option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. The Funds, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited. As of September 30, 2021, the Credit Opportunities Fund had options and written options as shown in the Portfolio of Investments.
Warrants — The Funds may invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the holder the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Funds have no obligation to exercise the warrant and buy the stock.
Futures Contracts — The Active Bond Fund and Credit Opportunities Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact the Fund's return. In order to avoid leveraging and related risks, when the Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise “cover” its position in a manner consistent with the 1940 Act, or the rules of the Securities and Exchange Commission (“SEC”) or interpretations thereunder. Collateral equal to the current fair value of the futures position will be determined on a daily basis.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
As of September 30, 2021, the Active Bond Fund and the Credit Opportunities Fund did not hold any futures contracts.
Swap Contracts — The Credit Opportunities Fund may enter into swap transactions to help enhance the value of its portfolio or manage its exposure to different types of investments. Swaps are financial instruments that typically involve the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indexes, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Notes to Financial Statements (Continued)
Generally, bilateral swap agreements, OTC swaps have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.
Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouses serving as a central counterparty. Pursuant to rules promulgated under the Dodd-Frank Act, central clearing of swap agreements is currently required for certain market participants trading certain instruments, and central clearing for additional instruments is expected to be implemented by regulators until the majority of the swaps market is ultimately subject to central clearing.
Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. For OTC swaps, any upfront premiums paid or received are recorded as assets or liabilities, respectively, and are shown as premium paid on swap agreements or premium received on swap agreements in the Statements of Assets and Liabilities. For swaps that are centrally cleared, initial margins, determined by each relevant clearing agency, are posted and are segregated at a broker account registered with the Commodity Futures Trading Commission, or the applicable regulator. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in the value of centrally cleared swaps are recorded in the Statements of Assets and Liabilities as receivable or payable for variation margin on swap agreements and settled daily. Upfront premiums and liquidation payments received or paid are recorded as realized gains or losses at the termination or maturity of the swap. Net periodic payments received or paid by the Fund are recorded as realized gain or loss.
A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.
As of September 30, 2021, the Credit Opportunities Fund held swap agreements as shown on the Portfolio of Investments.
Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
Forward foreign currency contracts — A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing a Fund’s total return, and the potential for losses in excess of a Fund’s initial investment.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.
For the year ended September 30, 2021, the Credit Opportunities Fund used forward foreign currency contracts to enhance potential gains, hedge against anticipated currency exchange rates, maintain diversity and liquidity of the portfolio and/or adjust exposure to foreign currencies.
Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real

Notes to Financial Statements (Continued)
estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
Master Limited Partnership – The Funds may invest in Master Limited Partnership (“MLP”) common units that represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. Distributions received from MLPs generally are comprised of income and return of capital. Investment income and return of capital are recorded based on estimates made at the time distributions are received. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.
Pay-In-Kind (“PIK”) Bonds – PIK bonds are securities that, at the issuer’s option, pay interest in either cash or additional securities for a specified period. PIK bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.
Derivative instruments and hedging activities — The Active Bond Fund and the Credit Opportunities Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement” or “MNA”) or similar agreement with certain counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts, and typically contains, among other things, collateral posting terms and master netting provisions in the event of a default or termination. Under an ISDA Master Agreement, a party may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables or receivables with collateral held or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting). These default events include bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset.
When entering into a derivative transaction, a Fund may be required to post and maintain collateral or margin (including both initial and maintenance margin). Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options, and centrally cleared swaps). Brokers can ask for margining in excess of the clearing house’s minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (forward foreign currency contracts, options, and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash deposits held at prime broker and due to prime broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Portfolio of Investments. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
Certain ISDA Master Agreements allow counterparties to OTC derivatives transactions to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund (counterparty) to accelerate payment of any net liability owed to the counterparty (Fund).
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
As of September 30, 2021, the Funds' assets and liabilities that were subject to a MNA on a gross basis were as follows:
	Assets	Liabilities
Credit Opportunities Fund
Forwards - Foreign Currency Contracts	$102,844	$—
Total	$102,844	$—

Notes to Financial Statements (Continued)
The following table presents the Credit Opportunities Fund's assets and liabilities net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of September 30, 2021:
Counterparty	Derivative Type	Gross Amount of Recognized Assets	Gross Amount Available for Offset in Statement of Assets and Liabilities	Non-Cash Collateral Received	Cash Collateral Received	Net Amount(A)
Wells Fargo	Forward-Foreign Currency Contracts	$102,844	$—	$—	$—	$102,844
(A)	Net amount represents the net amount receivable from the counterparty in the event of default.
The following table sets forth the fair value of the Funds’ derivative financial instruments by primary risk exposure as of September 30, 2021:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Asset Derivatives	Liability Derivatives
Credit Opportunities Fund	Purchased Options - Equity Contracts*	$73,284	$—
	Written Options - Equity Contracts**	—	3,840
	Forwards - Foreign Currency Contracts***	102,844	—
	Swap Agreements - Credit Contracts****	—	56,669
*	Statements of Assets and Liabilities Location: Investments, at market value.
**	Statements of Assets and Liabilities Location: Written options, at market value.
***	Statements of Assets and Liabilities Location: Unrealized appreciation (depreciation) on forward foreign currency contracts.
****	Statements of Assets and Liabilities Location: Receivable for variation margin on swap agreements. Variation margin reported in the Portfolio of Investments and other tables in the Notes to the Financial Statements is the cumulative unrealized appreciation (depreciation).
The following table sets forth the effect of the Funds' derivative financial instruments by primary risk exposure on the Statements of Operations for the year ended September 30, 2021:
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gains (Losses) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Active Bond Fund	Futures - Interest Rate Contracts*	$694,641	$7,671
Credit Opportunities Fund	Purchased Options - Equity Contracts**	(222,924)	17,326
	Written Options - Equity Contracts***	92,039	(12,408)
	Forwards - Foreign Currency Exchange Contracts****	119,489	98,064
	Swap Agreements - Credit Contracts*****	(142,759)	(22,781)
*	Statements of Operations Location: Net realized gains on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
**	Statements of Operations Location: Net realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments, respectively.
***	Statements of Operations Location: Net realized gains on written options and net change in unrealized appreciation (depreciation) on written options, respectively.
****	Statements of Operations Location: Net realized gains on forward foreign currency contracts and net change in unrealized appreciation (depreciation) on forward foreign currency contracts, respectively.
*****	Statements of Operations Location: Net realized losses on swap agreements and net change in unrealized appreciation (depreciation) on swap agreements, respectively.

Notes to Financial Statements (Continued)
For the year ended September 30, 2021, the average quarterly balances of outstanding derivative financial instruments for the Active Bond Fund and Credit Opportunities Fund were as follows:
	Active Bond Fund	Credit Opportunities Fund
Equity Contracts:
Purchased Options - Cost	$—	$63,749
Written Options - Premiums received	—	24,760
Credit Contracts:
Credit Default Swaps - Notional value	—	1,433,950
Forward currency exchange contracts:
U.S. dollar amount received	—	2,831,835
Interest Rate Contracts:
Futures Contracts - Notional Value	11,165,836	—
Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds' custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds' custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.
As of September 30, 2021, the following Funds loaned securities and received collateral as follows:
Fund	Security Type	Market Value of Securities Loaned*	Market Value of Collateral Received**	Net Amount***
Active Bond Fund	Corporate Bonds	$1,046,360	$1,088,958	$42,598
Anti-Benchmark® International Core Equity Fund	Common Stocks	818,742	863,950	45,208
Credit Opportunities Fund	Corporate Bonds	1,134,003	1,191,570	57,567
High Yield Fund	Corporate Bonds	374,325	396,750	22,425
Mid Cap Value Fund	Common Stocks	6,127,398	6,225,459	98,061
Sands Capital Select Growth Fund	Common Stocks	7,435,076	7,374,840	(60,236)
Small Cap Value Fund	Common Stocks	584,442	593,895	9,453
*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to (received from) the borrower in the event of default.
All cash collateral is received, held, and administered by the Funds' custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.
Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.
Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.
When-issued or delayed delivery transactions — Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Notes to Financial Statements (Continued)
Line of Credit — Prior to July 17, 2021, the AIG Focused Dividend Strategy Fund (the "Predecessor Fund") had access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit were renewable on an annual basis with State Street Bank and Trust Company for temporary borrowing purposes. Interest on each of the committed and uncommitted lines of credit was payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum was equal to the higher of (a) the Federal Funds Effective Rate on such date and (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the Federal Funds Effective Rate or the Overnight Bank Funding Rate was less than zero, then the Federal Funds Effective Rate or the Overnight Bank Funding Rate, was deemed to be zero for the purposes of determining the rate. There was also a commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit. Borrowing under the line of credit commenced when the Predecessor Fund’s cash shortfall exceeded $100,000. The line of credit was terminated on July 16, 2021. For the period November 1, 2020 through July 16, 2021 the Predecessor Fund had borrowings outstanding for total of 31 days, with an average balance of $6,345,968, at a weighted average interest rate of 1.44% and related interest charges of $7,875.
Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.
The maximum offering price per share of Class A shares of the equity funds (all of the Funds except the Active Bond Fund, Credit Opportunities Fund, High Yield Fund, Impact Bond Fund and Ultra Short Duration Fixed Income Fund) is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). The maximum offering price per share of Class A shares of the Active Bond Fund, Credit Opportunities Fund, High Yield Fund and Impact Bond Fund is equal to the NAV per share plus a sales load equal to 3.36% of the NAV (or 3.25% of the offering price). The maximum offering price per share of Class A shares of the Ultra Short Duration Fixed Income Fund is equal to the NAV per share plus sales load equal to 2.04% of the NAV (or 2.00% of the offering price). There is no sales load on equity or fixed income fund purchases when aggregate purchases in all Touchstone funds equal at least $1 million or $500,000, respectively. The maximum offering price per share of Classes C, S, Y, Z, Institutional Class and R6 shares of the Funds is equal to the NAV per share. Prior to July 17, 2021, the maximum offering price per share of Class A shares of the Predecessor Fund was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price).
The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone Funds equaling at least $1 million for equity funds or $500,000 for fixed income funds where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% or 0.50%, respectively, if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds are subject to a CDSC of 1.00% if redeemed within a one-year period from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.
Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security or to the appropriate call date, as applicable, with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Anti-Benchmark® International Core Equity Fund, International ESG Equity Fund, Mid Cap Fund, Sands Capital Select Growth Fund, and Small Cap Fund distribute their income, if any, annually, as a dividend to shareholders. The Credit Opportunities Fund, Dividend Equity Fund, Mid Cap Value Fund, and Small Cap Value Fund declare and distribute their income, if any, quarterly, as a dividend to shareholders. The Active Bond Fund, High Yield Fund and Impact Bond Fund declare and distribute their income, if any, monthly, as a dividend to shareholders. The Ultra Short Duration Fixed Income Fund declares its income, if any, daily, and distributes such income monthly, as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds' net investment income from investments in underlying Funds is affected by the timing of dividend declarations by the underlying Funds.
Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated

Notes to Financial Statements (Continued)
daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Strategic Trust and Touchstone Variable Series Trust, (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.
Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.
Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
LIBOR Transition — Many debt securities, derivatives and other financial instruments in which the Funds may invest, as well as any borrowings made by the Funds from banks or from other lenders, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark index for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. Plans are underway to phase out the use of LIBOR by June 30, 2023. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some U.S. LIBOR maturities, on December 31, 2021, and the remaining and most liquid U.S. LIBOR maturities on June 30, 2023. Before then, it is expected that market participants will transition to the use of different reference or benchmark indices. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement index. As such, the potential effect of a transition away from LIBOR on the Funds’ investments cannot yet be determined.
3. Investment Transactions
Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended September 30, 2021:
	Active Bond Fund	Anti- Benchmark® International Core Equity Fund	Credit Opportunities Fund	Dividend Equity Fund	High Yield Fund
Purchases of investment securities	$98,286,165	$24,296,929	$185,031,519	$3,658,372,695	$177,856,481
Proceeds from sales and maturities	$138,487,739	$25,564,159	$190,973,908	$5,571,887,301	$233,457,950
	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund*	Mid Cap Value Fund*	Sands Capital Select Growth Fund*
Purchases of investment securities	$59,497,597	$16,533,811	$1,204,245,751	$273,310,048	$1,690,408,811
Proceeds from sales and maturities	$31,809,190	$16,409,465	$947,628,496	$298,149,151	$1,631,378,107
	Small Cap Fund*	Small Cap Value Fund	Ultra Short Duration Fixed Income Fund
Purchases of investment securities	$32,123,341	$19,957,939	$1,064,431,184
Proceeds from sales and maturities	$29,104,608	$27,174,973	$1,031,890,761
*	Credit Opportunities Fund, Mid Cap Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund and Small Cap Fund had redemptions-in-kind out of the Fund of $2,731,111, $212,836,790, $35,148,919, $459,399,962 and $11,302,530, respectively. The redemptions were comprised of securities in the amount of $2,731,111 $186,796,920, $33,678,843, $384,479,212 and $8,767,441, which is excluded from the proceeds from sales and maturities, and cash in the amount of $0, $26,039,870, $1,470,076, $74,920,750, and $2,535,089, for the Mid Cap Fund, Mid Cap Value Fund, Sands Capital Select Growth Fund and Small Cap Fund, respectively.
For the year ended September 30, 2021, purchases and proceeds from sales and maturities in U.S. Government Securities were $408,819,706 and $444,448,470, respectively, for the Active Bond Fund, $98,479,027 and $63,304,953, respectively, for the Impact Bond Fund and $32,725,111 and $28,400,763, respectively, for the Ultra Short Duration Fixed Income Fund. There were no purchases or proceeds from sales and maturities of U.S. Government Securities by the remaining Funds for the year ended September 30, 2021.

Notes to Financial Statements (Continued)
4. Transactions with Affiliates and Other Related Parties
Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon (“BNY Mellon”), the Sub-Administrator to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc. ("Western & Southern").
On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $265,767 for the Funds' Board for the year ended September 30, 2021. For the period November 1, 2020 through July 16, 2021, the Predecessor Fund incurred Director related expenses of $420,639 for the Directors of the SunAmerica Series, Inc., which are included in the Trustee fees on the Statements of Operations.
MANAGEMENT & EXPENSE LIMITATION AGREEMENTS
The Advisor provides general investment supervisory services for the Funds, under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.
Active Bond Fund	0.40% on the first $300 million 0.35% on such assets over $300 million
Anti-Benchmark® International Core Equity Fund	0.45% on the first $1 billion 0.40% on such assets over $1 billion
Credit Opportunities Fund	0.60%
Dividend Equity Fund*	0.55% on the first $1 billion 0.50% on such assets over $1 billion
High Yield Fund	0.60% on the first $50 million 0.50% on the next $250 million 0.45% on such assets over $300 million
Impact Bond Fund**	0.30% on the first $200 million 0.225% on such assets over $200 million
International ESG Equity Fund	0.65% on the first $1 billion 0.60% on such assets over $1 billion
Mid Cap Fund	0.80% on the first $1 billion 0.70% on the next $500 million 0.60% on such assets over $1.5 billion
Mid Cap Value Fund	0.75%
Sands Capital Select Growth Fund	0.70% on the first $1 billion 0.65% on the next $500 million 0.60% on the next $500 million 0.55% on such assets over $2 billion
Small Cap Fund	0.85% on the first $250 million 0.80% on the next $250 million 0.70% on such assets over $500 million
Small Cap Value Fund	0.85%
Ultra Short Duration Fixed Income Fund	0.25%
* Prior to July 17, 2021, the Predecessor Fund paid SunAmerica Asset Management, LLC (the "Predecessor Advisor") 0.60% on the first $1.5 billion, 0.50% on the next $1.5 billion and 0.40% on such assets over $3 billion. For the period November 1, 2020 through July 16, 2021, the Predecessor Advisor received $16,206,710 in advisory fees. For the period July 17, 2021 through September 30, 2021, the Advisor received $4,267,597 in advisory fees.
**Prior to September 1, 2021, the Fund paid 0.35% on all assets.

Notes to Financial Statements (Continued)
The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):
Ares Capital Management II LLC	The London Company
Credit Opportunities Fund	Mid Cap Fund
EARNEST Partners LLC	Small Cap Fund
Impact Bond Fund	Rockefeller & Co. LLC
Fort Washington Investment Advisors, Inc.*	International ESG Equity Fund
Active Bond Fund	Sands Capital Management, LLC
Dividend Equity Fund	Sands Capital Select Growth Fund
High Yield Fund	TOBAM S.A.S.
Ultra Short Duration Fixed Income Fund	Anti-Benchmark® International Core Equity Fund
LMCG Investments, LLC
Mid Cap Value Fund
Small Cap Value Fund
*Affiliate of the Advisor and wholly-owned subsidiary of Western & Southern.
The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.
The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:
	Class A	Class C	Class S	Class Y	Class Z	Institutional Class	Class R6	Termination Date
Active Bond Fund*	0.90%	1.63%	—	0.65%	—	0.57%	—	July 29, 2023
Anti-Benchmark® International Core Equity Fund	—	—	—	0.69%	—	0.59%	—	January 29, 2022
Credit Opportunities Fund**	1.03%	1.43%	—	0.83%	—	0.73%	—	July 29, 2023
Dividend Equity Fund***	0.99%	1.69%	—	0.77%	—	0.67%	0.65%	July 29, 2023
High Yield Fund	1.05%	1.80%	—	0.80%	—	0.72%	—	January 29, 2022
Impact Bond Fund****	0.76%	1.51%	—	0.51%	—	0.41%	—	September 29, 2022
International ESG Equity Fund	1.17%	1.95%	—	0.90%	—	0.89%	—	January 29, 2022
Mid Cap Fund*****	1.21%	1.96%	—	0.96%	1.21%	0.89%	0.79%	January 29, 2022
Mid Cap Value Fund	1.22%	1.97%	—	0.97%	—	0.84%	—	January 29, 2022
Sands Capital Select Growth Fund******	1.13%	1.74%	—	0.90%	1.14%	0.78%	0.72%	July 29, 2023
Small Cap Fund	1.24%	1.99%	—	0.99%	—	0.91%	—	January 29, 2022
Small Cap Value Fund	1.38%	2.13%	—	1.13%	—	0.98%	—	January 29, 2022
Ultra Short Duration Fixed Income Fund	0.69%	1.19%	0.94%	0.44%	0.69%	0.39%	—	January 29, 2022
*	Prior to July 17, 2021, the expense limitation for Class C shares was 1.65%.
**	Prior to July 17, 2021, the expense limitations for Classes A and C shares were 1.08% and 1.83%, respectively.
***	Effective July 17, 2021. Prior to July 17, 2021, the Predecessor Fund was not subject to an expense limitation agreement.
****	Prior to September 1, 2021, the expense limitations for Classes A, C, Y and Institutional Class shares were 0.85%, 1.60%, 0.60% and 0.50%, respectively.
*****	The termination date for Class R6 shares is February 28, 2022.
******	Prior to July 17, 2021, the expense limitations for Classes A and C shares were 1.15% and 1.90%, respectively.
The Expense Limitation Agreement can be terminated by a vote of the Funds’ Board if it deems the termination to be beneficial to the Funds’ shareholders.
During the year ended September 30, 2021, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Active Bond Fund	$—	$19,850	$130,265	$150,115
Anti-Benchmark® International Core Equity Fund	—	53,918	103,195	157,113
Credit Opportunities Fund	—	83,338	235,534	318,872

Notes to Financial Statements (Continued)
Fund	Investment Advisory Fees Waived	Administration Fees Waived	Other Operating Expenses Reimbursed/ Waived	Total
Dividend Equity Fund	$—	$—	$135,900	$135,900
High Yield Fund	—	21,520	84,911	106,431
Impact Bond Fund	—	34,299	181,145	215,444
International ESG Equity Fund	—	23,300	137,708	161,008
Mid Cap Fund	—	1,111	39,788	40,899
Mid Cap Value Fund	—	280,970	997,118	1,278,088
Sands Capital Select Growth Fund	—	9,344	13,046	22,390
Small Cap Fund	—	92,780	142,149	234,929
Small Cap Value Fund	—	12,134	113,169	125,303
Ultra Short Duration Fixed Income Fund	—	91,510	568,564	660,074
Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments to the Advisor only if such repayment does not cause the Fund's operating expenses (after the repayment is taken into account) to exceed the Fund's expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund's current expense limitation.
As of September 30, 2021, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:
Fund	Expires on or before June 30, 2022	Expires on or before September 30, 2022	Expires on or before September 30, 2023	Expires on or before September 30, 2024	Total
Active Bond Fund	$—	$232,470	$170,804	$91,314	$494,588
Anti-Benchmark® International Core Equity Fund	—	155,348	141,795	157,113	454,256
Credit Opportunities Fund	172,127	107,785	229,289	179,639	688,840
Dividend Equity Fund	—	—	—	2,947	2,947
High Yield Fund	—	123,791	85,080	72,946	281,817
Impact Bond Fund	—	270,814	247,247	185,879	703,940
International ESG Equity Fund	—	77,175	141,782	110,488	329,445
Mid Cap Fund	—	295,396	284,247	7,225	586,868
Mid Cap Value Fund	—	1,211,849	1,340,628	1,228,808	3,781,285
Sands Capital Select Growth Fund	—	334,004	290,944	17,026	641,974
Small Cap Fund	—	147,751	218,366	217,704	583,821
Small Cap Value Fund	—	174,347	142,724	78,571	395,642
Ultra Short Duration Fixed Income Fund	—	610,602	615,640	480,103	1,706,345
For the year ended September 30, 2021, the Advisor recouped previously waived fees or reimbursed expenses from Mid Cap Fund and Sands Capital Select Growth Fund of $1,473,837 and $35,486, respectively.
ADMINISTRATION AGREEMENT
The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.
For its services, the Advisor’s annual administrative fee is:
0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.
The fee is computed and allocated among the Touchstone Fund Complex on the basis of relative daily net assets and is included in Administration Fees on Statement of Operations.
The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

Notes to Financial Statements (Continued)
TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), the Transfer Agent to the Funds, the Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, the Transfer Agent receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by the Transfer Agent, including, but not limited to, postage and supplies.
The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in the Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary. Prior to July 17, 2021, DST Asset Manager Solutions, Inc. served as the Transfer Agent to the Predecessor Fund.
Prior to July 17, 2021, the Predecessor Fund had a service agreement with AIG Fund Services, Inc. ("ASC"), an affiliate of the Predecessor Advisor. Under the service agreement, ASC performed certain shareholder account functions by assisting the Predecessor Funds’ transfer agent, DST Asset Manager Solutions, Inc. (the “Predecessor Transfer Agent"), in connection with the services that it offered to the Predecessor Fund. The service agreement, pursuant to which ASC received a fee from the Predecessor Fund to compensate ASC for services rendered based upon an annual rate of 0.22% of average daily net assets.
PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS
The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares, excluding the Active Bond Fund and High Yield Fund, pays an annual fee not to exceed 0.25% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund pay an annual fee not to exceed 0.35% of average daily net assets that are attributable to Class A shares. The Active Bond Fund and High Yield Fund currently limit the 12b-1 fees for Class A shares to 0.25% of average daily net assets attributable to such shares. Under the Class C plan, each Fund offering Class C shares (except the Ultra Short Duration Fixed Income Fund) pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). The Ultra Short Duration Fixed Income Fund has limited the amount of the 12b-1 fees for Class C shares to 0.75% of average daily net assets through January 29, 2022. Under the Class S plan, the Ultra Short Duration Fixed Income Fund pays an annual shareholder servicing fee not to exceed 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class Z plan, each Fund offering Class Z shares pays an annual shareholder servicing fee not to exceed 0.25% of average daily net assets that are attributable to Class Z shares.
Prior to July 17, 2021, the Predecessor Fund had adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Predecessor Fund paid AIG Capital Services, Inc. (the “Former Distributor”) a distribution fee at an annual rate of 0.10%, 0.75% and 0.75% for Class A shares, Class B shares and Class C shares, respectively, of average daily net assets. Such fees were used to compensate the Former Distributor for eligible expenses incurred in connection with distribution and promotion of the shares. Each respective class of shares under such plan also paid the Former Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.
Prior to July 17, 2021, the Predecessor Fund had an administrative and shareholder services agreement with the Former Distributor. The Former Distributor was paid an annual fee of 0.15% of average daily net assets of Class W shares (which were converted to Class Y shares effective July 16, 2021) as compensation for providing administrative and shareholder services to Class W shareholders.
UNDERWRITING AGREEMENT
The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and

Notes to Financial Statements (Continued)
the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended September 30, 2021:
Fund	Amount
Active Bond Fund	$ 10,046
Credit Opportunities Fund	1,651
Dividend Equity Fund*	5,475
High Yield Fund	1,354
Impact Bond Fund	1,020
International ESG Equity Fund	423
Mid Cap Fund	19,331
Mid Cap Value Fund	1,831
Sands Capital Select Growth Fund	36,917
Small Cap Fund	931
Small Cap Value Fund	866
Ultra Short Duration Fixed Income Fund	1,708
*	For the period July 17, 2021 to September 30, 2021. For the period November 1, 2020 to July 16, 2021, the Former Distributor earned $102,698 on the sale of Class A shares.
In addition, the Underwriter collected CDSC on the redemption of Class A and Class C shares of the Funds listed below during the year ended September 30, 2021:
Fund	Class C
Credit Opportunities Fund	$ 5
Dividend Equity Fund*	26
Mid Cap Fund	224
Mid Cap Value Fund	94
Sands Capital Select Growth Fund	2,863
Small Cap Fund	4,164
Ultra Short Duration Fixed Income Fund	308
*	For the period July 17, 2021 to September 30, 2021. For the period November 1, 2020 to July 16, 2021, the Former Distributor collected CDSC of $887, $288,133, and $24,804 on the redemption of Class A shares, Class B shares, and Class C shares, respectively.
INTERFUND TRANSACTIONS
Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended September 30, 2021, the Credit Opportunities Fund had purchases and sales under Rule 17a-7 of $1,504,463 and $87,510, respectively.
5. Liquidity
ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.
During the year ended September 30, 2021, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:
Fund	Shares ReFlow Subscribed to	Redemptions-in-kind
Mid Cap Fund	4,498,739	$ 186,796,920
Mid Cap Value Fund	1,561,117	33,678,843
Sands Capital Select Growth Fund	23,019,685	384,479,212
Small Cap Fund	1,035,035	8,767,441

Notes to Financial Statements (Continued)
Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.
During the year ended September 30, 2021, the following Funds participated as lenders in the interfund lending program. The daily average amount loaned, weighted average interest rate and interest income were as follows:
Fund	Daily Average Amount Loaned	Weighted Average Interest Rate	Interest Income*
Mid Cap Fund	$ 294,896	0.67%	$ 2,017
Sands Capital Select Growth Fund	$ 313,545	0.67%	$ 2,130
*	Included in Interest in the Statements of Operations.
During the year ended September 30, 2021, the following Funds participated as borrowers in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:
Fund	Daily Average Amount Borrowed	Weighted Average Interest Rate	Interest Expense*
Active Bond Fund	$ 39,495	0.67%	$ 269
Dividend Equity Fund	$ 571,075	0.68%	$ 819
High Yield Fund	$ 46,172	0.68%	$ 316
International ESG Equity Fund	$ 32,789	0.68%	$ 226
Mid Cap Value Fund	$ 14,289	0.68%	$ 98
*	Included in Other expenses in the Statements of Operations.
6. Federal Tax Information
Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable and tax-exempt income and accordingly, no provision for income taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.
The tax character of distributions paid for the years or periods ended September 30, 2021 and 2020 for all Funds except for the Dividend Equity Fund, which is for the eleven months ended September 30, 2021 and the years ended October 31, 2020 and 2019, are as follows:
	Active Bond Fund		Anti-Benchmark® International Core Equity Fund		Credit Opportunities Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
From ordinary income	$8,289,924	$9,224,555	$718,958	$830,992	$7,374,305	$5,412,892
Total distributions	$8,289,924	$9,224,555	$718,958	$830,992	$7,374,305	$5,412,892
	Dividend Equity Fund
	Eleven Months Ended September 30, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019
From ordinary income	$87,137,356	$550,058,395	$295,515,778
From long-term capital gains	1,447,901	—	536,010,979
Total distributions	$88,585,257	$550,058,395	$831,526,757

Notes to Financial Statements (Continued)
	High Yield Fund		Impact Bond Fund		International ESG Equity Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
From ordinary income	$8,886,935	$10,325,343	$7,703,948	$7,625,238	$128,987	$92,070
From long-term capital gains	—	—	—	—	—	6,554,323
Total distributions	$8,886,935	$10,325,343	$7,703,948	$7,625,238	$128,987	$6,646,393
	Mid Cap Fund		Mid Cap Value Fund		Sands Capital Select Growth Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
From ordinary income	$51,726,485	$16,227,598	$3,019,722	$6,179,571	$—	$—
From long-term capital gains	36,196,104	40,623,294	—	—	227,023,467	275,526,970
Total distributions	$87,922,589	$56,850,892	$3,019,722	$6,179,571	$227,023,467	$275,526,970
	Small Cap Fund		Small Cap Value Fund		Ultra Short Duration Fixed Income Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
From ordinary income	$807,183	$183,932	$114,334	$335,913	$11,769,916	$21,013,925
From long-term capital gains	1,317,935	6,668,316	—	—	—	—
From return of capital	—	—	105,494	111,479	—	—
Total distributions	$2,125,118	$6,852,248	$219,828	$447,392	$11,769,916	$21,013,925
The following information is computed on a tax basis for each item as of September 30, 2021:
	Active Bond Fund	Anti-Benchmark® International Core Equity Fund	Credit Opportunities Fund	Dividend Equity Fund
Tax cost of portfolio investments	$376,755,456	$37,679,856	$263,224,847	$3,644,080,392
Gross unrealized appreciation on investments	12,263,276	5,412,004	5,200,948	183,908,735
Gross unrealized depreciation on investments	(3,767,147)	(2,823,232)	(4,627,936)	(103,448,368)
Net unrealized appreciation (depreciation) on investments	8,496,129	2,588,772	573,012	80,460,367
Gross unrealized appreciation on short sales, derivatives and foreign currency transactions	—	252	283,215	—
Gross unrealized depreciation on short sales, derivatives and foreign currency transactions	—	(631)	(266,137)	—
Net unrealized appreciation (depreciation) on short sales, derivatives and foreign currency transactions	—	(379)	17,078	—
Capital loss carryforwards	(91,508,721)	—	(56,911,838)	—
Undistributed ordinary income	1,724,501	1,015,142	7,576,835	—
Undistributed capital gains	—	2,396,857	—	54,298,209
Other temporary differences	(149,801)	—	—	—
Accumulated earnings (deficit)	$(81,437,892)	$6,000,392	$(48,744,913)	$134,758,576

Notes to Financial Statements (Continued)
	High Yield Fund	Impact Bond Fund	International ESG Equity Fund	Mid Cap Fund
Tax cost of portfolio investments	$139,014,798	$421,111,071	$26,252,526	$3,769,099,419
Gross unrealized appreciation on investments	4,837,876	16,245,602	8,363,060	1,193,543,224
Gross unrealized depreciation on investments	(2,282,569)	(3,290,775)	(1,252,427)	(129,593,451)
Net unrealized appreciation (depreciation) on investments	2,555,307	12,954,827	7,110,633	1,063,949,773
Gross unrealized appreciation on foreign currency transactions	—	—	224	—
Net unrealized appreciation (depreciation) on foreign currency transactions	—	—	224	—
Capital loss carryforwards	(13,348,003)	(5,646,856)	—	—
Undistributed ordinary income	74,685	1,039,413	422,773	69,959,141
Undistributed capital gains	—	—	1,825,103	49,868,687
Accumulated earnings (deficit)	$(10,718,011)	$8,347,384	$9,358,733	$1,183,777,601
	Mid Cap Value Fund	Sands Capital Select Growth Fund	Small Cap Fund	Small Cap Value Fund
Tax cost of portfolio investments	$654,531,146	$3,239,070,095	$72,997,469	$55,967,415
Gross unrealized appreciation on investments	246,939,621	3,143,280,912	26,687,356	23,172,001
Gross unrealized depreciation on investments	(17,775,311)	(11,259,155)	(4,704,962)	(2,222,504)
Net unrealized appreciation (depreciation) on investments	229,164,310	3,132,021,757	21,982,394	20,949,497
Capital loss carryforwards	—	—	—	(13,819,309)
Undistributed ordinary income	7,962,630	52,821,660	592,650	—
Undistributed capital gains	44,967,542	552,565,021	10,640,623	—
Accumulated earnings (deficit)	$282,094,482	$3,737,408,438	$33,215,667	$7,130,188
Ultra Short Duration Fixed Income Fund
Tax cost of portfolio investments	$1,110,698,477
Gross unrealized appreciation on investments	1,365,085
Gross unrealized depreciation on investments	(2,701,321)
Net unrealized appreciation (depreciation) on investments	(1,336,236)
Capital loss carryforwards	(104,990,187)
Undistributed ordinary income	523,973
Other temporary differences	(105,345)
Accumulated earnings (deficit)	$(105,907,795)
The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals, investments in passive foreign investment company (“PFIC”) adjustments, regulated investment company adjustments, amortization adjustments on bonds and certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.
As of September 30, 2021, the Funds had the following capital loss carryforwards for federal income tax purposes:
Fund	No Expiration Short Term	No Expiration Long Term	Total
Active Bond Fund*	$ 55,475,994	$ 36,032,727	$ 91,508,721
Credit Opportunities Fund*	5,698,509	51,213,329	56,911,838
High Yield Fund	—	13,348,003	13,348,003
Impact Bond Fund	113,616	5,533,240	5,646,856
Small Cap Value Fund	6,572,278	7,247,031	13,819,309
Ultra Short Duration Fixed Income Fund*	33,129,444	71,860,743	104,990,187
*	Future utilization may be limited under current tax laws
The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Notes to Financial Statements (Continued)
During the year ended September 30, 2021, the following Funds utilized capital loss carryforwards:
Fund	Utilized
Active Bond Fund	$ 8,970,575
Anti-Benchmark® International Core Equity Fund	696,512
Credit Opportunities Fund	5,080,241
Dividend Equity Fund	628,429,823
High Yield Fund	6,953,509
Impact Bond Fund	304,444
International ESG Equity Fund	1,240,415
Mid Cap Value Fund	11,468,563
Small Cap Value Fund	5,330,852
The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended September 30, 2018 through 2021) and have concluded that no provision for income tax is required in their financial statements.
Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital as presented on the Statements of Assets and Liabilities. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the tax treatment of deemed distributions on shareholder redemptions, in-kind distributions on shareholder redemptions, and various temporary book/tax differences due to mergers have been made to the following Funds for the year or period ended September 30, 2021:
Fund	Paid-In Capital	Distributable Earnings
Active Bond Fund	$ 19,374,647	$ (19,374,647)
Credit Opportunities Fund	43,474,836	(43,474,836)
Dividend Equity Fund	95,691	(95,691)
Mid Cap Fund	117,096,438	(117,096,438)
Mid Cap Value Fund	18,171,087	(18,171,087)
Sands Capital Select Growth Fund	373,540,923	(373,540,923)
Small Cap Fund	5,502,286	(5,502,286)
Small Cap Value Fund	1,376	(1,376)
7. Commitments and Contingencies
The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.
8. Principal Risks
Risks Associated with Foreign Investments – Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.
Risks Associated with Sector Concentration – Certain Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, these Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility in the Funds' NAVs and magnified effect on the total return.

Notes to Financial Statements (Continued)
Risks Associated with Credit – An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.
Risks Associated with Interest Rate Changes – The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.
Risks Associated with Liquidity – Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices, or at all.
Risks Associated with Leverage – The use of leverage (borrowing money to purchase properties or securities) will cause the Fund to incur additional expenses and significantly magnify losses in the event of underperformance of the assets purchased with borrowed money. In addition, a lender may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.
Risks Associated with Health Crises – An outbreak of respiratory disease caused by COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of issuance of these financial statements, COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund.
Please see the Funds’ prospectus for a complete discussion of these and other risks.
9. Fund Reorganizations
Active Bond Fund:
The shareholders of the AIG U.S. Government Securities Fund, a series of SunAmerica Income Funds, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the AIG U.S. Government Securities Fund to the Touchstone Active Bond Fund. The tax-free reorganization took place on July 16, 2021.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.
	Before Reorganization		After Reorganization
	AIG U.S. Government Securities Fund	Touchstone Active Bond Fund	Touchstone Active Bond Fund
Class A
Shares	9,794,843(A)	11,225,022	21,019,865
Net Assets	$110,186,140	$126,274,297	$236,460,437
Net Asset Value	$11.25(A)	$11.25	$11.25
Class C
Shares	628,710(B)	416,791	1,045,501
Net Assets	$6,476,580	$4,293,529	$10,770,109
Net Asset Value	$10.30(B)	$10.30	$10.30
Class Y
Shares	—	8,541,806	8,541,806
Net Assets	$—	$96,025,397	$96,025,397
Net Asset Value	$—	$11.24	$11.24

Notes to Financial Statements (Continued)
	Before Reorganization		After Reorganization
	AIG U.S. Government Securities Fund	Touchstone Active Bond Fund	Touchstone Active Bond Fund
Institutional Class
Shares	—	11,417,732	11,417,732
Net Assets	$—	$128,365,844	$128,365,844
Net Asset Value	$—	$11.24	$11.24
Fund Total
Shares Outstanding	10,423,553	31,601,351	42,024,904
Net Assets	$116,662,720	$354,959,067	$471,621,787
Unrealized Appreciation (Depreciation)	$6,418,419	$13,088,482	$19,506,901
(A) Reflects a 0.8260:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(B) Reflects a 0.8999:1 stock split which occurred on the date of the reorganization, July 16, 2021.
Assuming the reorganization had been completed on October 1, 2020, the Active Bond Fund’s results of operations for the year ended September 30, 2021 would have been as follows:
Net investment income	$8,846,079
Net realized and unrealized gain(loss) on investments	$(8,576,975)
Net increase in net assets resulting from operations	$269,104
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Active Bond Fund that have been included in its statement of operations since the reorganization.
Credit Opportunities Fund:
The shareholders of the Touchstone Dynamic Diversified Income Fund, a series of Touchstone Strategic Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Dynamic Diversified Income Fund to the Touchstone Credit Opportunities Fund. The tax-free reorganization took place on June 25, 2021.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization.
	Before Reorganization		After Reorganization
	Touchstone Dynamic Diversified Income Fund	Touchstone Credit Opportunities Fund	Touchstone Credit Opportunities Fund
Class A
Shares	4,628,574(A)	838,246	5,466,820
Net Assets	$47,901,184	$8,675,016	$56,576,200
Net Asset Value	$10.34(A)	$10.34	$10.34
Class C
Shares	162,475(B)	229,694	392,169
Net Assets	$1,628,007	$2,301,542	$3,929,549
Net Asset Value	$10.02(B)	$10.02	$10.02
Class Y
Shares	693,869(C)	6,580,644	7,274,513
Net Assets	$7,280,780	$69,050,755	$76,331,535
Net Asset Value	$10.49(C)	$10.49	$10.49
Institutional Class
Shares	—	3,684,906	3,684,906
Net Assets	$—	$38,924,133	$38,924,133
Net Asset Value	$—	$10.56	$10.56
Fund Total
Shares Outstanding	5,484,918	11,333,490	16,818,408
Net Assets	$56,809,971	$118,951,446	$175,761,417
Unrealized Appreciation (Depreciation)	$4,195,250	$2,713,701	$6,908,951

Notes to Financial Statements (Continued)
(A) Reflects a 1.3281:1 stock split which occurred on the date of the reorganization, June 25, 2021.
(B) Reflects a 1.3838:1 stock split which occurred on the date of the reorganization, June 25, 2021.
(C) Reflects a 1.3134:1 stock split which occurred on the date of the reorganization, June 25, 2021.
Assuming the reorganization had been completed on October 1, 2020, the Credit Opportunities Fund’s results of operations for the year ended September 30, 2021 would have been as follows:
Net investment income	$7,431,849
Net realized and unrealized gain(loss) on investments	$17,444,882
Net increase in net assets resulting from operations	$24,876,731
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Credit Opportunities Fund that have been included in its statement of operations since the reorganization.
Credit Opportunities Fund:
The shareholders of the AIG Senior Floating Rate Fund, a series of SunAmerica Senior Floating Rate Fund, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the AIG Senior Floating Rate Fund to the Touchstone Credit Opportunities Fund. The tax-free reorganization took place on July 16, 2021.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganizations.
	Before Reorganization		After Reorganization
	AIG Senior Floating Rate Fund	Touchstone Credit Opportunities Fund	Touchstone Credit Opportunities Fund
Class A
Shares	9,097,933(A)	5,499,984	14,597,917
Net Assets	$93,359,261	$56,438,589	$149,797,850
Net Asset Value	$10.26(A)	$10.26	$10.26
Class C
Shares	2,987,106(B)	449,525	3,436,631
Net Assets	$29,693,276	$4,468,505	$34,161,781
Net Asset Value	$9.94(B)	$9.94	$9.94
Class Y*
Shares	1,241,168(C)	7,551,742	8,792,910
Net Assets	$12,916,178	$78,587,425	$91,503,603
Net Asset Value	$10.41(C)	$10.41	$10.41
Institutional Class
Shares	—	252,978	252,978
Net Assets	$—	$2,649,326	$2,649,326
Net Asset Value	$—	$10.47	$10.47
Fund Total
Shares Outstanding	13,326,207	13,754,229	27,080,436
Net Assets	$135,968,715	$142,143,845	$278,112,560
Unrealized Appreciation (Depreciation)	$(1,618,170)	$3,551,470	$1,933,300
(A) Reflects a 0.7548:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(B) Reflects a 0.7785:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(C) Reflects a 0.7463:1 stock split which occurred on the date of the reorganization, July 16, 2021.
* Class W shares of the AIG Senior Floating Rate Fund were exchanged for Class Y shares of the Touchstone Credit Opportunities Fund.
Assuming the reorganization had been completed on October 1, 2020, the Credit Opportunities Fund’s results of operations for the year ended September 30, 2021 would have been as follows:
Net investment income	$ 9,104,039
Net realized and unrealized gain(loss) on investments	$ 20,984,332
Net increase in net assets resulting from operations	$ 30,088,371

Notes to Financial Statements (Continued)
Because the combined investment portfolios have been managed as a single portfolio since the reorganization were completed, it is not practical to separate the amounts of revenue and earnings to the Credit Opportunities Fund that have been included in its statement of operations since the reorganization.
Dividend Equity Fund:
The shareholders of the AIG Select Dividend Growth Fund, a series of SunAmerica Series, Inc., approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the AIG Select Dividend Growth Fund to the Touchstone Dividend Equity Fund. Additionally, the shareholders of the AIG Focused Dividend Strategy Fund approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities to the Touchstone Dividend Equity Fund. The Touchstone Dividend Equity Fund commenced operations on July 16, 2021 following the completion of the reorganizations and assumed the accounting and performance history of the AIG Focused Dividend Strategy Fund. The tax-free reorganizations took place on July 16, 2021.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganizations.
	Before Reorganization		After Reorganization
	AIG Select Dividend Growth Fund	AIG Focused Dividend Strategy Fund	Touchstone Dividend Equity Fund
Class A
Shares	2,298,084(A)	99,155,948	110,559,696
Net Assets	$39,550,812	$1,706,499,970	$1,902,761,577
Net Asset Value	$17.21(A)	$17.21	$17.21
Class B*
Shares	—	9,105,664(D)	—
Net Assets	$—	$156,710,795	$—
Net Asset Value	$—	$17.21(D)	$—
Class C
Shares	264,762(B)	54,004,295	54,269,057
Net Assets	$4,518,475	$921,646,660	$926,165,135
Net Asset Value	$17.07(B)	$17.07	$17.07
Class Y**
Shares	2,988,813(C)	76,480,607	79,469,420
Net Assets	$51,352,080	$1,314,045,797	$1,365,397,877
Net Asset Value	$17.18(C)	$17.18	$17.18
Fund Total
Shares Outstanding	5,551,659	238,746,514	244,298,173
Net Assets	$95,421,367	$4,098,903,222	$4,194,324,589
Unrealized Appreciation (Depreciation)	$11,338,153	$673,201,394	$684,539,547
(A) Reflects a 1.1338:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(B) Reflects a 1.1381:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(C) Reflects a 1.1299:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(D)Reflects a 0.9918:1 stock split which occurred on the date of the reorganization, July 16, 2021.
* Class B shares of the AIG Focused Dividend Strategy Fund were exchanged for Class A shares of the Touchstone Dividend Equity Fund.
** Class W shares of the AIG Select Dividend Growth Fund were exchanged for Class Y shares of the Touchstone Dividend Equity Fund.
Assuming the reorganization had been completed on November 1, 2020, the Dividend Equity Fund’s results of operations for the eleven months ended September 30, 2021 would have been as follows:
Net investment income	$75,554,902
Net realized and unrealized gain(loss) on investments	$906,562,289
Net increase in net assets resulting from operations	$982,117,191
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Dividend Equity Fund that have been included in its statement of operations since the reorganization.

Notes to Financial Statements (Continued)
Sands Capital Select Growth Fund:
The Trustees of the Touchstone Sands Capital Institutional Growth Fund, a series of the Touchstone Institutional Funds Trust, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Sands Capital Institutional Growth Fund to the Touchstone Sands Capital Select Growth Fund, a series of the Trust. The tax-free reorganization took place on December 11, 2020.
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.
	Before Reorganization		After Reorganization
	Touchstone Sands Capital Institutional Growth Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Sands Capital Select Growth Fund
Class A
Shares	—	10,414,411	10,414,411
Net Assets	$—	$186,233,398	$186,233,398
Net Asset Value	$—	$17.88	$17.88
Class C
Shares	—	2,497,851	2,497,851
Net Assets	$—	$36,990,933	$36,990,933
Net Asset Value	$—	$14.81	$14.81
Class Y
Shares	—	88,830,695	88,830,695
Net Assets	$—	$1,759,208,389	$1,759,208,389
Net Asset Value	$—	$19.80	$19.80
Institutional Class
Shares	128,604,796(A)	1,277,832	129,882,628
Net Assets	$2,547,803,595	$25,315,298	$2,573,118,893
Net Asset Value	$19.81(A)	$19.81	$19.81
Class Z
Shares	—	30,950,883	30,950,883
Net Assets	$—	$554,544,457	$554,544,457
Net Asset Value	$—	$17.92	$17.92
Class R6
Shares	—	59,248	59,248
Net Assets	$—	$1,173,390	$1,173,390
Net Asset Value	$—	$19.80	$19.80
Fund Total
Shares Outstanding	128,604,796	134,030,920	262,635,716
Net Assets	$2,547,803,595	$2,563,465,865	$5,111,269,460
Unrealized Appreciation (Depreciation)	$1,465,622,003	$1,428,263,563	$2,893,885,566
(A)Reflects a 1.6806:1 stock split which occurred on the date of the reorganization, December 11, 2020.
Assuming the reorganization had been completed on October 1, 2020, the Sands Capital Select Growth Fund’s results of operations for the year ended September 30, 2021 would have been as follows:
Net investment loss	$ (41,586,453)
Net realized and unrealized gain(loss) on investments	$ 1,819,799,766
Net increase in net assets resulting from operations	$ 1,778,213,313
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Sands Capital Select Growth Fund that have been included in its statement of operations since the reorganization.
Sands Capital Select Growth Fund:
The shareholders of the AIG Focused Growth Fund, a series of SunAmerica Specialty Series, approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the AIG Focused Growth Fund to the Touchstone Sands Capital Select Growth Fund. The tax-free reorganization took place on July 16, 2021.

Notes to Financial Statements (Continued)
The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the tax-free reorganization.
	Before Reorganization		After Reorganization
	AIG Focused Growth Fund	Touchstone Sands Capital Select Growth Fund	Touchstone Sands Capital Select Growth Fund
Class A
Shares	31,777,096(A)	10,965,632	42,742,728
Net Assets	$621,944,594	$214,620,223	$836,564,817
Net Asset Value	$19.57(A)	$19.57	$19.57
Class C
Shares	3,024,107(B)	1,800,208	4,824,315
Net Assets	$48,772,136	$29,033,323	$77,805,459
Net Asset Value	$16.13(B)	$16.13	$16.13
Class Y*
Shares	2,050,915(C)	88,818,160	90,869,075
Net Assets	$44,517,985	$1,927,918,432	$1,972,436,417
Net Asset Value	$21.71(C)	$21.71	$21.71
Class Z
Shares	—	28,515,398	28,515,398
Net Assets	$—	$558,926,769	$558,926,769
Net Asset Value	$—	$19.60	$19.60
Institutional Class
Shares	—	118,651,491	118,651,491
Net Assets	$—	$2,577,234,907	$2,577,234,907
Net Asset Value	$—	$21.72	$21.72
Class R6
Shares	—	7,097,199	7,097,199
Net Assets	$—	$154,113,531	$154,113,531
Net Asset Value	$—	$21.71	$21.71
Fund Total
Shares Outstanding	$36,852,118	$255,848,088	$292,700,206
Net Assets	$715,234,715	$5,461,847,185	$6,177,081,900
Unrealized Appreciation (Depreciation)	$296,767,760	$2,834,725,385	$3,131,493,145
(A) Reflects a 1.6280:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(B) Reflects a 1.7546:1 stock split which occurred on the date of the reorganization, July 16, 2021.
(C) Reflects a 1.5176:1 stock split which occurred on the date of the reorganization, July 16, 2021.
* Class W shares of the AIG Focused Growth Fund were exchanged for Class Y shares of the Touchstone Sands Capital Select Growth Fund.
Assuming the reorganization had been completed on October 1, 2020, the Sands Capital Select Growth Fund’s results of operations for the year ended September 30, 2021 would have been as follows:
Net investment loss	$(48,887,698)
Net realized and unrealized gain(loss) on investments	$2,794,350,872
Net increase in net assets resulting from operations	$2,745,463,174
Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Sands Capital Select Growth Fund that have been included in its statement of operations since the reorganization.
10. Litigation
On June 18, 2020, Touchstone Credit Opportunities Fund f/k/a Touchstone Arbitrage Fund, and Touchstone Credit Opportunities Fund f/k/a Touchstone Merger Arbitrage Fund (the “Fund”) were served with a summons and complaint in litigation brought by Marc S. Kirschner, as Trustee for the NWHI Litigation Trust (the “Trustee”) in the U.S. District Court for the Southern District of New York (the “Court”), captioned Kirschner v. Kimmel, et al., No. 20-04287 (the “Action”). In the Action, the Trustee alleged that the payments made to former shareholders in the April 2014 leveraged buyout of The Jones Group Inc. (“Jones Group”) constituted intentional and constructive fraudulent transfers, and sought to recover those payments. The Trustee sought to recoup from the Fund the amount the Fund received in the leveraged buyout, together with interest and costs. The Fund

Notes to Financial Statements (Continued)
has not made an accrual with respect to these amounts as Fund management deems the possibility of payment to be remote. The Action was consolidated into a multi-district litigation proceeding in the U.S. District Court for the Southern District of New York, captioned In re: Nine West LBO Securities Litigation, 20-md-02941 (the “MDL”). The Fund, along with hundreds of other shareholder defendants in the MDL, moved to dismiss the Action, and the Court heard oral argument on the motion to dismiss in August 2020. On August 27, 2020, the Court dismissed the fraudulent transfer claims in the MDL with prejudice. On September 25, 2020, the Trustee filed notices of appeal to the Second Circuit Court of Appeals for certain of the cases in the MDL where a direct appeal could be taken, captioned In re: Nine West LBO Securities Litigation, 20-3257, and subsequently filed appeals for additional cases in the MDL, to include the Action. On March 5, 2021, the Trustee filed its appellate brief in the Second Circuit. On July 6, 2021, the shareholder defendants filed their brief in opposition to the Trustee's appeal, and on August 5, 2021, the Trustee filed its reply brief. Both the Trustee and the shareholder defendants filed requests for oral argument, but the Second Circuit has not yet scheduled a hearing.
11. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Touchstone Active Bond Fund, Touchstone Anti-Benchmark ® International Core Equity Fund, Touchstone Credit Opportunities Fund (formerly, Touchstone Credit Opportunities II Fund), Touchstone High Yield Fund, Touchstone Impact Bond Fund, Touchstone International ESG Equity Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund and Touchstone Ultra Short Duration Fixed Income Fund and the Board of Trustees of Touchstone Funds Group Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Touchstone Active Bond Fund, Touchstone Anti-Benchmark ® International Core Equity Fund, Touchstone Credit Opportunities Fund (formerly, Touchstone Credit Opportunities II Fund), Touchstone High Yield Fund, Touchstone Impact Bond Fund, Touchstone International ESG Equity Fund, Touchstone Mid Cap Fund, Touchstone Mid Cap Value Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Small Cap Fund, Touchstone Small Cap Value Fund, and Touchstone Ultra Short Duration Fixed Income Fund (collectively referred to as the “Funds”), (twelve of the funds constituting the Touchstone Funds Group Trust (the “Trust”)), including the portfolios of investments, as of September 30, 2021, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (twelve of the funds constituting Touchstone Funds Group Trust) at September 30, 2021, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the Touchstone Funds Group Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Active Bond Fund
Touchstone High Yield Fund
Touchstone Impact Bond
Fund
Touchstone International ESG
Equity Fund
Touchstone Mid Cap Fund
Touchstone Mid Cap Value
Fund
Touchstone Sands Capital
Select Growth Fund
Touchstone Small Cap Fund
Touchstone Small Cap Value
Fund
Touchstone Ultra Short
Duration Fixed Income Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the five years in the period ended September 30, 2021
Touchstone Credit Opportunities Fund (formerly, Touchstone Credit Opportunities II Fund)	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021, the period from July 1, 2019 through September 30, 2019 and each of the three years in the period ended June 30, 2019.

Report of Independent Registered Public Accounting Firm (Continued)
Individual fund constituting the Touchstone Funds Group Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Touchstone Anti-Benchmark® International Core Equity Fund	For the year ended September 30, 2021	For each of the two years in the period ended September 30, 2021	For each of the two years in the period ended September 30, 2021 and the period from November 19, 2018 (commencement of operations) through September 30, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.
Cincinnati, Ohio
November 22, 2021

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Touchstone Funds Group Trust
and the Shareholders of the Touchstone Dividend Equity Fund
Cincinnati, OH
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the Touchstone Dividend Equity Fund (the “Fund”), a series of Touchstone Funds Group Trust, including the schedule of investments, as of September 30, 2021, the related statement of operations, the statement of changes in net assets, the financial highlights for the eleven month period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations, the changes in its net assets, and the financial highlights for the eleven month period then ended in conformity with accounting principles generally accepted in the United States of America.
The statements of changes in net assets for each of the two years in the period ended October 31, 2020, and the financial highlights for each of the five years in the period ended October 31, 2020 have been audited by other auditors, whose report dated December 23, 2020 expressed unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Touchstone Investments’ investment companies since 2021.
Philadelphia, Pennsylvania
November 22, 2021

Other Items (Unaudited)
Qualified Dividend Income
Under the Jobs and GrowthTax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year or period ended September 30, 2021 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.
Anti-Benchmark® International Core Equity Fund	51.22%
Dividend Equity Fund	100.00%
International ESG Equity Fund	28.30%
Mid Cap Fund	54.52%
Mid Cap Value Fund	85.67%
Sands Capital Select Growth Fund	10.03%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%
Dividend Received Deduction
For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended September 30, 2021 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.
Dividend Equity Fund	100.00%
Mid Cap Fund	51.65%
Mid Cap Value Fund	87.59%
Sands Capital Select Growth Fund	10.04%
Small Cap Fund	100.00%
Small Cap Value Fund	100.00%
For the fiscal year ended September 30, 2021, the Funds designated long-term capital gains as follows:
Anti-Benchmark® International Core Equity Fund	$ 2,396,857
Dividend Equity Fund	$ 55,746,110
International ESG Equity Fund	$ 1,825,102
Mid Cap Fund	$ 81,355,860
Mid Cap Value Fund	$ 52,782,266
Sands Capital Select Growth Fund	$ 685,213,469
Small Cap Fund	$ 13,438,683
Foreign Tax Income and Foreign Tax Credit
The Anti-Benchmark® International Core Equity Fund and the International ESG Equity Fund intend to pass through a foreign tax credit to the shareholders. For the fiscal year or period ended September 30, 2021, the total amount of foreign source income is $880,579 or $0.26 per share and 818,528 or $0.32 per share, respectively. The total amount of foreign taxes to be paid is $58,057 or $0.02 per share and $73,975 or $0.03, respectively. Shareholder’s allocable share of the foreign tax credit will be reported on Form 1099 Div.
Proxy Voting Guidelines and Proxy Voting Records
The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.
Quarterly Portfolio Disclosure
Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Other Items (Unaudited) (Continued)
Schedule of Shareholder Expenses
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 through September 30, 2021).
Actual Expenses
The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2021” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Net Expense Ratio Annualized September 30, 2021	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Six Months Ended September 30, 2021*
Active Bond Fund
Class A	Actual	0.90%	$1,000.00	$1,019.20	$4.56
Class A	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Class C	Actual	1.64%	$1,000.00	$1,015.50	$8.29
Class C	Hypothetical	1.64%	$1,000.00	$1,016.85	$8.29
Class Y	Actual	0.65%	$1,000.00	$1,020.50	$3.29
Class Y	Hypothetical	0.65%	$1,000.00	$1,021.81	$3.29
Institutional Class	Actual	0.57%	$1,000.00	$1,020.90	$2.89
Institutional Class	Hypothetical	0.57%	$1,000.00	$1,022.21	$2.89
Anti-Benchmark® International Core Equity Fund
Class Y	Actual	0.69%	$1,000.00	$1,000.00	$3.46
Class Y	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Institutional Class	Actual	0.59%	$1,000.00	$1,000.90	$2.96
Institutional Class	Hypothetical	0.59%	$1,000.00	$1,022.11	$2.99
Credit Opportunities Fund
Class A	Actual	1.09%	$1,000.00	$1,058.30	$5.62**
Class A	Hypothetical	1.09%	$1,000.00	$1,019.60	$5.52**
Class C	Actual	1.56%	$1,000.00	$1,054.80	$8.04**
Class C	Hypothetical	1.56%	$1,000.00	$1,017.25	$7.89**
Class Y	Actual	0.88%	$1,000.00	$1,059.10	$4.54**
Class Y	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.46**
Institutional Class	Actual	0.78%	$1,000.00	$1,060.00	$4.03**
Institutional Class	Hypothetical	0.78%	$1,000.00	$1,021.16	$3.95**
Dividend Equity Fund
Class A	Actual	0.92%	$1,000.00	$994.10	$4.60

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2021	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Six Months Ended September 30, 2021*
Class A	Hypothetical	0.92%	$1,000.00	$1,020.46	$4.66
Class C	Actual	1.75%	$1,000.00	$990.70	$8.73
Class C	Hypothetical	1.75%	$1,000.00	$1,016.29	$8.85
Class Y	Actual	0.88%	$1,000.00	$994.60	$4.40
Class Y	Hypothetical	0.88%	$1,000.00	$1,020.66	$4.46
Institutional Class	Actual	0.67%	$1,000.00	$994.50	$1.34
Institutional Class	Hypothetical	0.67%	$1,000.00	$1,021.71	$1.35
Class R6	Actual	0.65%	$1,000.00	$975.60	$1.04
Class R6	Hypothetical	0.65%	$1,000.00	$1,021.81	$1.06
High Yield Fund
Class A	Actual	1.05%	$1,000.00	$1,039.90	$5.37
Class A	Hypothetical	1.05%	$1,000.00	$1,019.80	$5.32
Class C	Actual	1.80%	$1,000.00	$1,036.20	$9.19
Class C	Hypothetical	1.80%	$1,000.00	$1,016.04	$9.10
Class Y	Actual	0.80%	$1,000.00	$1,041.80	$4.09
Class Y	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05
Institutional Class	Actual	0.72%	$1,000.00	$1,042.20	$3.69
Institutional Class	Hypothetical	0.72%	$1,000.00	$1,021.46	$3.65
Impact Bond Fund
Class A	Actual	0.84%	$1,000.00	$1,019.10	$4.25
Class A	Hypothetical	0.84%	$1,000.00	$1,020.86	$4.26
Class C	Actual	1.59%	$1,000.00	$1,015.30	$8.03
Class C	Hypothetical	1.59%	$1,000.00	$1,017.10	$8.04
Class Y	Actual	0.59%	$1,000.00	$1,021.30	$2.99
Class Y	Hypothetical	0.59%	$1,000.00	$1,022.11	$2.99
Institutional Class	Actual	0.49%	$1,000.00	$1,021.80	$2.48
Institutional Class	Hypothetical	0.49%	$1,000.00	$1,022.61	$2.48
International ESG Equity Fund
Class A	Actual	1.17%	$1,000.00	$1,015.60	$5.91
Class A	Hypothetical	1.17%	$1,000.00	$1,019.20	$5.92
Class C	Actual	1.95%	$1,000.00	$1,011.20	$9.83
Class C	Hypothetical	1.95%	$1,000.00	$1,015.29	$9.85
Class Y	Actual	0.90%	$1,000.00	$1,015.60	$4.55
Class Y	Hypothetical	0.90%	$1,000.00	$1,020.56	$4.56
Institutional Class	Actual	0.89%	$1,000.00	$1,016.80	$4.50
Institutional Class	Hypothetical	0.89%	$1,000.00	$1,020.61	$4.51
Mid Cap Fund
Class A	Actual	1.22%	$1,000.00	$1,005.20	$6.13***
Class A	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17***
Class C	Actual	1.93%	$1,000.00	$1,001.40	$9.68***
Class C	Hypothetical	1.93%	$1,000.00	$1,015.39	$9.75***
Class Y	Actual	0.97%	$1,000.00	$1,006.20	$4.88***
Class Y	Hypothetical	0.97%	$1,000.00	$1,020.21	$4.91***
Class Z	Actual	1.22%	$1,000.00	$1,004.80	$6.13***
Class Z	Hypothetical	1.22%	$1,000.00	$1,018.95	$6.17***
Institutional Class	Actual	0.85%	$1,000.00	$1,006.80	$4.28***
Institutional Class	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31***
Class R6	Actual	0.80%	$1,000.00	$1,007.00	$4.02***
Class R6	Hypothetical	0.80%	$1,000.00	$1,021.06	$4.05***
Mid Cap Value Fund
Class A	Actual	1.23%	$1,000.00	$1,031.00	$6.26****
Class A	Hypothetical	1.23%	$1,000.00	$1,018.90	$6.23****
Class C	Actual	1.98%	$1,000.00	$1,027.10	$10.06****
Class C	Hypothetical	1.98%	$1,000.00	$1,015.14	$10.00****
Class Y	Actual	0.98%	$1,000.00	$1,032.30	$4.99****
Class Y	Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96****
Institutional Class	Actual	0.85%	$1,000.00	$1,033.10	$4.33****
Institutional Class	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31****
Sands Capital Select Growth Fund
Class A	Actual	1.06%	$1,000.00	$1,152.00	$5.72*****
Class A	Hypothetical	1.06%	$1,000.00	$1,019.75	$5.37*****
Class C	Actual	1.86%	$1,000.00	$1,146.80	$10.01*****
Class C	Hypothetical	1.86%	$1,000.00	$1,015.74	$9.40*****
Class Y	Actual	0.85%	$1,000.00	$1,152.80	$4.59*****
Class Y	Hypothetical	0.85%	$1,000.00	$1,020.81	$4.31*****

Other Items (Unaudited) (Continued)
		Net Expense Ratio Annualized September 30, 2021	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During the Six Months Ended September 30, 2021*
Class Z	Actual	1.16%	$1,000.00	$1,152.80	$6.26*****
Class Z	Hypothetical	1.16%	$1,000.00	$1,019.25	$5.87*****
Institutional Class	Actual	0.79%	$1,000.00	$1,153.20	$4.26*****
Institutional Class	Hypothetical	0.79%	$1,000.00	$1,021.11	$4.00*****
Class R6	Actual	0.74%	$1,000.00	$1,153.80	$4.00*****
Class R6	Hypothetical	0.74%	$1,000.00	$1,021.36	$3.75*****
Small Cap Fund
Class A	Actual	1.27%	$1,000.00	$997.90	$6.36******
Class A	Hypothetical	1.27%	$1,000.00	$1,018.70	$6.43******
Class C	Actual	2.02%	$1,000.00	$993.70	$10.10******
Class C	Hypothetical	2.02%	$1,000.00	$1,014.94	$10.20******
Class Y	Actual	1.02%	$1,000.00	$999.30	$5.11******
Class Y	Hypothetical	1.02%	$1,000.00	$1,019.95	$5.17******
Institutional Class	Actual	0.94%	$1,000.00	$1,000.00	$4.71******
Institutional Class	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76******
Small Cap Value Fund
Class A	Actual	1.38%	$1,000.00	$1,042.00	$7.06
Class A	Hypothetical	1.38%	$1,000.00	$1,018.15	$6.98
Class C	Actual	2.13%	$1,000.00	$1,038.40	$10.88
Class C	Hypothetical	2.13%	$1,000.00	$1,014.39	$10.76
Class Y	Actual	1.13%	$1,000.00	$1,043.50	$5.79
Class Y	Hypothetical	1.13%	$1,000.00	$1,019.40	$5.72
Institutional Class	Actual	0.98%	$1,000.00	$1,044.40	$5.02
Institutional Class	Hypothetical	0.98%	$1,000.00	$1,020.16	$4.96
Ultra Short Duration Fixed Income Fund
Class A	Actual	0.69%	$1,000.00	$1,000.80	$3.46
Class A	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Class C	Actual	1.19%	$1,000.00	$998.20	$5.96
Class C	Hypothetical	1.19%	$1,000.00	$1,019.10	$6.02
Class S	Actual	0.94%	$1,000.00	$999.50	$4.71
Class S	Hypothetical	0.94%	$1,000.00	$1,020.36	$4.76
Class Y	Actual	0.44%	$1,000.00	$1,002.00	$2.21
Class Y	Hypothetical	0.44%	$1,000.00	$1,022.86	$2.23
Class Z	Actual	0.69%	$1,000.00	$1,000.80	$3.46
Class Z	Hypothetical	0.69%	$1,000.00	$1,021.61	$3.50
Institutional Class	Actual	0.39%	$1,000.00	$1,002.30	$1.96
Institutional Class	Hypothetical	0.39%	$1,000.00	$1,023.11	$1.98
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.37, $7.78, $4.28 and $3.77, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $5.27, $7.64, $4.20 and $3.70, respectively.
***	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $6.71, $10.61, $5.33, $6.71, $4.67 and $4.84, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $6.12, $9.70, $4.86, $6.12, $4.26 and $4.81, respectively.
****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class $7.39, $11.88, $5.88 and $5.10, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z and Institutional Class would be $6.17, $9.95, $4.91 and $4.26, respectively.
*****	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.61, $9.90, $4.48, $6.15, $4.16 and $3.89, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y, Class Z, Institutional Class and Class R6 would be $5.27, $9.30, $4.20, $5.77, $3.90 and $3.65, respectively.
******	Excluding liquidity provider expenses, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.18, $9.92, $4.93 and $4.53, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $6.28, $10.05, $5.02 and $4.61, respectively.
Liquidity Risk Management
The Funds have adopted and implemented a written liquidity risk management program (the “LRM Program”) as required by Rule 22e-4 under the Investment Company Act of 1940. Rule 22e-4 requires that each Fund adopt a program that is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in a Fund.
Assessment and management of a Fund’s liquidity risk under the LRM Program takes into consideration certain factors, such as a Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the LRM Program includes

Other Items (Unaudited) (Continued)
policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
The Board of Trustees of the Trust approved the appointment of a LRM Program administrator responsible for administering the LRM Program and for carrying out the specific responsibilities set forth in the LRM Program, including reporting to the Board on at least an annual basis regarding the LRM Program’s operation, its adequacy, and the effectiveness of its implementation for the past year (the “Program Administrator Report”). The Board has reviewed the Program Administrator Report covering the period from May 15, 2020 through May 14, 2021 (the “Review Period”). The Program Administrator Report stated that during the Review Period the LRM Program operated and was implemented effectively to manage the Funds’ liquidity risk.
Changes in Independent Registered Public Accounting Firm
As the result of the reorganization of the AIG Focused Dividend Strategy Fund, a series of the SunAmerica Series, Inc. (the “Predecessor Fund”), into the Touchstone Dividend Equity Fund (the “Dividend Equity Fund”), a series of the Touchstone Funds Group Trust, on July 16, 2021, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm, effective July 16, 2021. The Board of Trustees approved the appointment of Tait, Weller & Baker LLP as the independent registered public accounting firm of the Dividend Equity Fund for the fiscal period ended September 30, 2021.
PwC’s report on the financial statements of the Predecessor Fund for the fiscal years ended October 31, 2019 and October 31, 2020 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended October 31, 2019 and October 31, 2020 and the subsequent interim period through July 16, 2021, during which PwC served as the Predecessor Fund’s independent registered public accounting firm, there were no: (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
The Predecessor Fund provided PwC with a copy of the disclosures proposed to be made in the N-CSR filed with the Commission and requested that PwC furnish the Predecessor Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Predecessor Fund in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached to the N-CSR as an exhibit.
During the fiscal years ended October 31, 2019 and October 31, 2020 and the subsequent interim period through July 16, 2021, neither the Dividend Equity Fund nor anyone on its behalf has consulted Tait Weller& Baker LLP on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Dividend Equity Fund’s financial statements and no written report or oral advice was provided to the Dividend Equity Fund by Tait Weller & Baker LLP or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Advisory and Sub-Advisory Agreement Approval Disclosure
At a meeting held on January 15, 2021, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Funds Group Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved an amendment to the Investment Advisory Agreement between the Trust and the Advisor adding the Touchstone Dividend Equity Fund (the “Fund”) and also initially approved a Sub-Advisory Agreement between the Advisor and Fort Washington Investment Advisors, Inc. (the “Sub-Advisor”) with respect to the Fund.
In determining whether to approve the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that approval of the amendment to the Investment Advisory Agreement and the initial approval of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The information considered by the Board included: (1) a comparison of the Fund’s proposed advisory fee, proposed sub-advisory fee and estimated total expense ratios with those of comparable funds; (2) performance information regarding the Sub-Advisor’s Enhanced Dividend Strategy, which was the strategy the Advisor proposed the Sub-Advisor utilize in managing the Fund; (3) the Advisor’s and its affiliates’ estimated revenues and costs of providing services to the Fund; and (4) information about the Advisor’s and Sub-Advisor’s personnel.
Prior to voting, the Independent Trustees reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with management and with experienced independent legal counsel and received

Other Items (Unaudited) (Continued)
materials from such counsel discussing the legal standards for their consideration of the approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed approval of the amendment to the Investment Advisory Agreement and the Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present.
In approving the amendment to the Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Advisor's anticipated compensation and profitability; (3) a comparison of estimated total expenses and relevant performance information; (4) anticipated economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services provided to other funds managed by the Advisor, including the Advisor’s role in coordinating the activities of those funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.
The Board discussed the Advisor’s effectiveness in monitoring the performance of the Trust’s other sub-advisors, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring the Sub-Advisor, which would include an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor would conduct periodic compliance due diligence of the Sub-Advisor, during which the Advisor would examine a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services to be provided by the Sub-Advisor to the Fund. The Board noted that the Advisor’s compliance monitoring processes also would include quarterly reviews of compliance certifications, and that any issues arising from such certifications and the Advisor’s compliance visits to the Sub-Advisor would be reported to the Board.
The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Investment Advisory Agreement.
Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and anticipated profitability of the Advisor and its affiliates and the anticipated direct and indirect benefits to be derived by the Advisor and its affiliates from the Advisor’s relationship with the Fund. The Board noted that the Advisor had contractually agreed to waive advisory fees and administrative fees and/or reimburse expenses in order to limit the Fund’s net operating expenses and would pay sub-advisory fees out of the advisory fees the Advisor would receive from the Fund. The Board reviewed the anticipated profitability of the Advisor's relationship with the Fund and also considered whether the Advisor has the financial wherewithal to provide a high level of services to the Fund, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor would derive benefits to its reputation and other benefits from its association with the Fund.
The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it would provide to the Fund and the entrepreneurial risk that it would assume as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, to be derived from their relationship with the Fund was reasonable and not excessive.
Expenses and Performance. The Board compared the Fund's proposed advisory and sub-advisory fees and estimated total expense ratios with those of comparable funds. The Board took into account the Fund’s estimated total expenses for its Class A, Class C, Class Y and Institutional Class shares after estimated waivers and reimbursements. The Board also took into account that the Advisor had contractually agreed to limit the Funds’ net operating expenses for at least two years. The Board took into consideration the performance of the Sub-Advisor’s Enhanced Dividend Strategy relative to the Large Cap Value category and the Russell 1000 Value Index from the inception of the Enhanced Divided Strategy on December 31, 2015 through September 30, 2020.
The Board also considered the effect of the Fund’s potential growth and size on its performance and expenses. The Board noted that the Advisor had contractually agreed to waive a portion of its fees and/or reimburse expenses of the Fund in order to reduce the Fund’s operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to the Fund would be paid by the Advisor out of the advisory fee it would receive from the Fund and considered the impact

Other Items (Unaudited) (Continued)
of such sub-advisory fees on the profitability of the Advisor. In reviewing the proposed total expense ratios and relevant performance information, the Board also took into account the nature, extent and quality of the services to be provided to the Fund by the Advisor and its affiliates.
Economies of Scale. The Board considered the effect of the Fund's potential growth and size on its performance and expenses. The Board took into account management’s discussion of the Fund’s advisory fee structure. The Board considered the proposed advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of the Fund increase. The Board noted that the proposed advisory fee schedule for the Fund contained a breakpoint that would reduce the advisory fee rate on assets above a specified level as the Fund’s assets increased. The Board also noted that if the Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by the Fund would be reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.
Conclusion. In considering the approval of the amendment to the Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them. The Board reached the following conclusions regarding the Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; and (c) the Fund’s proposed advisory fee is reasonable relative to those of similar funds and the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to the Fund that approval of the amendment to the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
In initially approving the Sub-Advisory Agreement for the Fund, the Board considered various factors with respect to the Fund and the Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services to be provided to the Fund, including the personnel who would be providing such services; (2) the Sub-Advisor’s proposed sub-advisory fee; (3) the performance of the Sub-Advisor’s Enhanced Dividend Strategy; (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.
Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services to be provided by the Sub-Advisor. The Board also considered the Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel of the Sub-Advisor who would be responsible for managing the Fund. The Board noted that the portfolio managers who would manage the Fund would be the same portfolio managers who currently manage the Sub-Advisor’s Enhanced Dividend Strategy. The Board also noted its familiarity with the Sub-Advisor, as it serves as a sub-advisor to other Touchstone Funds. The Board also took into consideration that the Advisor was satisfied with the Sub-Advisor’s in-house risk and compliance teams and its familiarity with the Sub-Advisor given its management of other Touchstone Funds.
Sub-Advisor’s Proposed Compensation. The Board also took into consideration the financial condition of the Sub-Advisor and any indirect benefits to be derived by the Sub-Advisor from the Sub-Advisor’s relationship with the Fund. In considering the anticipated profitability to the Sub-Advisor of its relationship with the Fund, the Board noted the proposed contractual undertaking of the Advisor to maintain expense limitations for the Fund and also noted that the sub-advisory fee under the Sub-Advisory Agreement would be paid by the Advisor out of the advisory fee that it would receive under the Investment Advisory Agreement. As a consequence, the anticipated profitability to the Sub-Advisor of its relationship with the Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Sub-Advisor’s management of the Fund to be a substantial factor in its consideration, although the Board noted that the proposed sub-advisory fee schedule for the Fund contained a breakpoint that would reduce the sub-advisory fee rate on assets above a specified level as the Fund’s assets increased.
Sub-Advisory Fees and Performance Information. The Board considered that the Fund would pay an advisory fee to the Advisor and that the Advisor would pay a sub-advisory fee to the Sub-Advisor out of the advisory fee it would receive from the Fund. The Board considered the amount to be retained by the Advisor and the sub-advisory fee to be paid to the Sub-Advisor with respect to the various services to be provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with the Sub-Advisor at arm’s-length. Based on their review, the Trustees concluded that the Fund’s proposed sub-advisory fee was reasonable in light of the quality of services to be provided by the Sub-Advisor to the Fund and the other factors considered.
As noted above, the Board considered the performance of the Sub-Advisor’s Enhanced Dividend Strategy. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Trust’s other sub-advisors. The Board was mindful of the Advisor's focus on the performance of sub-advisors and the Advisor's ways of addressing underperformance.

Other Items (Unaudited) (Continued)
Conclusion. In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding the Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage the Fund’s assets in accordance with the Fund's investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the Fund’s proposed advisory and sub-advisory fee structure is reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (d) the Sub-Advisor’s proposed investment strategies are appropriate for pursuing the investment goals of the Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)
Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.
Interested Trustees(1):
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex (3)	Other Directorships Held During Past 5 Years (4)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President of Touchstone Funds from 1999 to 2020; President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	36	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2021	President, Touchstone Funds since 2021; Chief Executive Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc. since 2020; President, Foresters Investment Management Company, Inc. from 2018 to 2020; President, North American Asset Management at Foresters Financial from 2018 to 2020; Managing Director, Head of Americas at UBS Asset Management from 2015 to 2017; and Executive Vice President, Head of Distribution at Mackenzie Investments from 2011 to 2014.	36	Trustee, College of Wooster since 2008; and Director, UBS Funds from 2015 to 2017.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Retired; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015; formerly President & Chief Operating Officer of the document management division of Cintas Corporation (a business services company) from 2008 to 2014.	36	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	36	None.

Management of the Trust (Unaudited) (Continued)
Independent Trustees (Continued):
Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex (3)	Other Directorships Held During Past 5 Years (4)
Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired from investment management.	36	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.
Susan M. King c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2021	Formerly, Partner of ID Funds LLC (2020 to 2021); formerly, Senior Vice President, Head of Product and Marketing Strategy of Foresters Financial (2018 to 2020); formerly, Managing Director, Head of Sales Strategy and Marketing, Americas of UBS Asset Management (2015 to 2017); formerly, Director, Allianz Funds, Allianz Funds Multi-Strategy Trust and AllianzGI Institutional Multi-Series Trust (2014 to 2015); and formerly, Director, Alliance Capital Cash Management Offshore Funds (2003 to 2005).	36	Trustee, Claremont McKenna College since 2017; Trustee, Israel Cancer Research Fund since 2019; and Board Member of WHAM! (Women's Health Access Matters) since 2021.
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	36	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.
William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	36	Director, Deaconess Associations, Inc. (healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.
(1) Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Moore, as an officer of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.
(3) As of September 30, 2021, the Touchstone Fund Complex consisted of 13 series of the Trust, 19 series of the Touchstone Strategic Trust, and 4 variable annuity series of Touchstone Variable Series Trust.
(4) Each Trustee is also a Trustee of Touchstone Strategic Trust and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)
Principal Officers:
Name Address Year of Birth	Position(s) Held with Trust(1)	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1958	President and Trustee	Until resignation, removal or disqualification President since January 2021	See biography above.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc. and Touchstone Securities, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President and Chief Administration Officer within the Office of the Chief Marketing Officer of Western & Southern Financial Group (since 2021); and Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford-Schultz Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Senior Counsel - Securities/Mutual Funds of Western & Southern Financial Group (since 2015); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).
(1)Each officer also holds the same office with Touchstone Strategic Trust and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY
We Respect Your Privacy
Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.
Our Pledge to Our Clients
•  We collect only the information we need to service your account and administer our business.
•  We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.
•  We make every effort to ensure the accuracy of your information.
We Collect the Following Nonpublic Personal Information About You:
•  Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•  Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.
Categories of Information We Disclose and Parties to Whom We Disclose
We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.
We Place Strict Limits and Controls on the Use and Sharing of Your Information
•  We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.
•  We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.
•  We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.
•  We will not sell your personal information to anyone.
We May Provide Information to Service Your Account
Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.
This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.
*Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.
A Member of Western & Southern Financial Group®
The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments
Distributor
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com
Investment Advisor
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Shareholder Service
800.543.0407
* A Member of Western & Southern Financial Group
TSF-56-TFGT-AR-2110

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Karen Carnahan is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Funds Group Trust totaled $267,300 and $259,000 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $56,550 and $16,000 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively. The fees for 2021 and 2020 relate to review of N-1A and N-14 filings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $74,950 and $82,705 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively. The fees relate to the preparation of federal income and excise tax returns, review of capital gains distribution calculations, tax agent services and out of scope tax services.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $25,567 and $11,660 for the fiscal years ended September 30, 2021 and September 2020, respectively. The fees relate to the PFIC analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Funds Group Trust and certain entities*, totaled approximately $465,691 and $913,405 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

*	These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(2)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Funds Group Trust

By (Signature and Title)*	/s/ E. Blake Moore Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	November 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ E. Blake Moore Jr.
E. Blake Moore Jr., President
(principal executive officer)

Date	November 30, 2021

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	November 30, 2021

* Print the name and title of each signing officer under his or her signature.